UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,059.60	$3.57	0.70%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.32	$3.51	0.70%

Class B
Actual	$1,000	$1,057.90	$4.85	0.95%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.08	$4.76	0.95%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association	$26,263,831	6.8%
U.S. Treasury Bonds & Notes	15,560,644	4.0
Google, Inc.	4,064,170	1.1
Apple, Inc.	3,525,764	0.9
New Zealand Government Bond	3,362,597	0.9
Gilead Sciences, Inc.	3,271,629	0.8
Federal Home Loan Mortgage Corp. Gold	3,266,859	0.8
Visa, Inc.—Class A	3,107,972	0.8
Comcast Corp.	3,090,243	0.8
Allergan, Inc./United States	2,873,863	0.7

	$68,387,572	17.6%

SECURITY TYPE BREAKDOWN**

June 30, 2014 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$246,455,599	61.3%
Corporates—Investment Grades	35,935,623	8.9
Mortgage Pass-Throughs	25,303,248	6.3
Governments—Treasuries	19,578,989	4.9
Asset-Backed Securities	18,370,884	4.6
Commercial Mortgage-Backed Securities	12,196,703	3.0
Agencies	4,227,442	1.0
Corporates—Non-Investment Grades	4,039,501	1.0
Quasi-Sovereigns	3,287,745	0.8
Collateralized Mortgage Obligations	2,788,839	0.7
Inflation-Linked Securities	2,817,727	0.7
Preferred Stocks	731,803	0.2
Governments—Sovereign Bonds	554,918	0.1
Other***	1,224,555	0.3
Short-Term Investments	24,758,785	6.2

Total Investments	$402,272,361	100.0%

*	Long-term investments.

**	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

***	“Other” represents less than 0.1% weightings in the following security types: Emerging Markets—Corporate Bonds, Governments—Sovereign Agencies, Local Governments—Municipal Bonds and Warrants.

2

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–63.3%

FINANCIALS–9.7%
CAPITAL MARKETS–0.9%
Affiliated Managers Group, Inc.(a)	2,822	$579,639
BlackRock, Inc.–Class A	2,170	693,532
Daiwa Securities Group, Inc.	64,000	554,513
Deutsche Bank AG (REG)	10,881	382,413
Goldman Sachs Group, Inc. (The)	825	138,138
State Street Corp.	4,100	275,766
UBS AG (REG)(a)	41,472	760,368

		3,384,369

COMMERCIAL BANKS–3.1%
Banco do Brasil SA	9,600	107,970
Bank Hapoalim BM	29,100	168,081
Bank of America Corp.	135,700	2,085,709
BNP Paribas SA	3,170	215,429
China Construction Bank Corp.–Class H	144,000	108,900
Citigroup, Inc.	35,200	1,657,920
Comerica, Inc.	9,600	481,536
Credit Agricole SA	8,606	121,507
Danske Bank A/S	12,410	350,812
Fifth Third Bancorp	13,200	281,820
JPMorgan Chase & Co.	24,300	1,400,166
Kasikornbank PCL (NVDR)	21,800	137,018
KBC Groep NV(a)	5,590	304,102
Lloyds Banking Group PLC(a)	418,917	532,474
Mitsubishi UFJ Financial Group, Inc.	69,100	424,185
PNC Financial Services Group, Inc. (The)	1,900	169,195
Regions Financial Corp.	20,700	219,834
Shinhan Financial Group Co., Ltd.	2,490	114,879
Societe Generale SA	8,172	428,562
State Bank of India	2,600	116,032
Sumitomo Mitsui Financial Group, Inc.	7,300	306,285
UniCredit SpA	58,530	489,391
Wells Fargo & Co.	37,200	1,955,232

		12,177,039

CONSUMER FINANCE–0.7%
Capital One Financial Corp.	14,600	1,205,960
Discover Financial Services	13,500	836,730
Muthoot Finance Ltd.	39,211	123,450
Shriram Transport Finance Co., Ltd.	7,705	115,441
SLM Corp.	66,600	553,446

		2,835,027

Company	Shares	U.S. $ Value

DIVERSIFIED FINANCIAL SERVICES–1.0%
Berkshire Hathaway, Inc.–Class B(a)	5,300	$670,768
Cerved Information Solutions SpA(a)	38,630	261,306
ING Groep NV(a)	9,760	136,957
Intercontinental Exchange, Inc.	7,263	1,371,981
ORIX Corp.	36,500	605,199
Voya Financial, Inc.	17,100	621,414

		3,667,625

INSURANCE–3.2%
Admiral Group PLC	40,337	1,068,796
AIA Group Ltd.	224,400	1,128,970
Allstate Corp. (The)	10,900	640,048
American Financial Group, Inc./OH	11,700	696,852
American International Group, Inc.	24,900	1,359,042
Aon PLC	9,440	850,450
Assurant, Inc.	9,000	589,950
Aviva PLC	18,910	164,986
BB Seguridade Participacoes SA	7,500	110,115
Chubb Corp. (The)	8,100	746,577
Direct Line Insurance Group PLC	38,660	178,411
Genworth Financial, Inc.–Class A(a)	35,900	624,660
Lancashire Holdings Ltd.	32,020	358,386
Lincoln National Corp.	25,600	1,316,864
Muenchener Rueckversicherungs AG	1,580	349,888
PartnerRe Ltd.	8,500	928,285
Prudential PLC	31,700	726,293
Suncorp Group Ltd.	13,270	169,456
Travelers Cos., Inc. (The)	3,700	348,059
Unum Group	2,300	79,948
XL Group PLC	3,000	98,190

		12,534,226

REAL ESTATE INVESTMENT TRUSTS (REITS)–0.3%
Scentre Group(a)	231,680	699,079
Westfield Corp.	36,900	248,783

		947,862

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.4%
Daito Trust Construction Co., Ltd.	9,300	1,093,578
Hang Lung Group Ltd.	12,000	64,961
Hang Lung Properties Ltd.	131,000	403,982
Tokyu Fudosan Holdings Corp.	13,700	108,135

		1,670,656

3

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

THRIFTS & MORTGAGE FINANCE–0.1%
Housing Development Finance Corp.	26,340	$432,442

		37,649,246

CONSUMER DISCRETIONARY–9.4%
AUTO COMPONENTS–0.9%
Cie Generale des Etablissements Michelin–Class B	3,200	382,087
Dana Holding Corp.	24,300	593,406
GKN PLC	17,140	106,405
Lear Corp.	5,200	464,464
Magna International, Inc. (New York)–Class A	4,600	495,650
Plastic Omnium SA	5,610	175,963
TRW Automotive Holdings Corp.(a)	7,700	689,304
Valeo SA	4,480	601,102

		3,508,381

AUTOMOBILES–1.1%
Bayerische Motoren Werke AG	1,830	231,732
Ford Motor Co.	61,000	1,051,640
Great Wall Motor Co., Ltd.–Class H	29,000	107,841
Honda Motor Co., Ltd.	14,100	492,016
Mazda Motor Corp.	25,000	117,323
Nissan Motor Co., Ltd.	38,600	365,521
Renault SA	1,550	140,112
Tata Motors Ltd.	17,050	122,513
Tata Motors Ltd.–Class A	21,190	104,030
Toyota Motor Corp.	19,800	1,185,478
Volkswagen AG (Preference Shares)	1,170	306,442

		4,224,648

DISTRIBUTORS–0.0%
Inchcape PLC	14,370	155,886

DIVERSIFIED CONSUMER SERVICES–0.3%
Estacio Participacoes SA	52,800	698,982
Kroton Educacional SA	20,900	586,089

		1,285,071

HOTELS, RESTAURANTS & LEISURE–1.0%
Galaxy Entertainment Group Ltd.	11,000	87,634
Melco Crown Entertainment Ltd. (ADR)	10,206	364,456
Melco International Development Ltd.	27,000	81,799
Merlin Entertainments PLC(a)(b)	32,929	201,863
Sodexo	8,899	957,525
Starbucks Corp.	17,880	1,383,554

Company	Shares	U.S. $ Value

Starwood Hotels & Resorts Worldwide, Inc.	2,400	$193,968
Whitbread PLC	4,230	319,113
William Hill PLC	31,578	177,296
Yum! Brands, Inc.	2,150	174,580

		3,941,788

HOUSEHOLD DURABLES–0.1%
PulteGroup, Inc.	27,600	556,416

INTERNET & CATALOG RETAIL–0.6%
Just Eat PLC(a)	54,105	236,118
Priceline Group, Inc. (The)(a)	1,700	2,045,100

		2,281,218

LEISURE EQUIPMENT & PRODUCTS–0.3%
Polaris Industries, Inc.	9,210	1,199,510

MEDIA–1.7%
Comcast Corp.–Class A	47,940	2,573,419
Liberty Global PLC–Series C(a)	27,700	1,171,987
Twenty-First Century Fox, Inc.–Class A	21,800	766,270
Walt Disney Co. (The)	22,128	1,897,255

		6,408,931

MULTILINE RETAIL–0.4%
Dollar General Corp.(a)	10,300	590,808
Harvey Norman Holdings Ltd.(c)	60,570	177,049
Macy’s, Inc.	11,100	644,022

		1,411,879

SPECIALTY RETAIL–1.9%
Foot Locker, Inc.	12,900	654,288
GameStop Corp–Class A	19,700	797,259
Gap, Inc. (The)	10,100	419,857
Home Depot, Inc. (The)	20,970	1,697,731
Kingfisher PLC	23,360	143,405
O’Reilly Automotive, Inc.(a)	4,540	683,724
Office Depot, Inc.(a)	122,700	698,163
Shimamura Co., Ltd.	1,700	167,337
Sports Direct International PLC(a)	47,299	571,559
TJX Cos., Inc. (The)	13,700	728,155
Ulta Salon Cosmetics & Fragrance, Inc.(a)	4,580	418,658
Yamada Denki Co., Ltd.(c)	60,900	217,093

		7,197,229

TEXTILES, APPAREL & LUXURY GOODS–1.1%
Cie Financiere Richemont SA	12,170	1,275,285
Hugo Boss AG	2,416	360,756
Li & Fung Ltd.	462,000	685,506
Michael Kors Holdings Ltd.(a)	7,440	659,556
NIKE, Inc–Class B	13,361	1,036,145

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Samsonite International SA	100,500	$331,288

		4,348,536

		36,519,493

INFORMATION TECHNOLOGY–8.3%
COMMUNICATIONS EQUIPMENT–0.7%
Brocade Communications Systems, Inc.	64,600	594,320
Telefonaktiebolaget LM Ericsson–Class B	15,494	187,179
F5 Networks, Inc.(a)	5,980	666,411
Harris Corp.	10,200	772,650
Cisco Systems, Inc.	12,400	308,140

		2,528,700

COMPUTERS & PERIPHERALS–1.5%
Catcher Technology Co., Ltd.	37,000	345,296
Asustek Computer, Inc.	16,000	178,815
Apple, Inc.	37,940	3,525,764
Casetek Holdings Ltd.	27,000	158,689
Hewlett-Packard Co.	50,000	1,684,000

		5,892,564

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.4%
Amphenol Corp.–Class A	13,700	1,319,858
Arrow Electronics, Inc.(a)	6,200	374,542

		1,694,400

INTERNET SOFTWARE & SERVICES–1.6%
Baidu, Inc. (Sponsored ADR)(a)	470	87,801
CoStar Group, Inc.(a)	1,783	282,017
Facebook, Inc.–Class A(a)	18,610	1,252,267
Google, Inc.–Class A(a)	3,350	1,958,645
Google, Inc.–Class C(a)	3,660	2,105,525
Telecity Group PLC	45,783	590,493

		6,276,748

IT SERVICES–1.7%
Amdocs Ltd.	1,800	83,394
Booz Allen Hamilton Holding Corp.	8,600	182,664
Cognizant Technology Solutions Corp–Class A(a)	24,790	1,212,479
Fujitsu Ltd.	34,000	254,757
HCL Technologies Ltd.	4,820	120,506
Tata Consultancy Services Ltd.	4,340	174,274
Visa, Inc.–Class A	14,750	3,107,972
Western Union Co. (The)–Class W	23,600	409,224
Xerox Corp.	79,600	990,224

		6,535,494

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.4%
Advanced Semiconductor Engineering, Inc.	48,000	$62,199
Applied Materials, Inc.	29,300	660,715
ASM International NV	4,020	166,617
Intel Corp.	31,800	982,620
Linear Technology Corp.	38,340	1,804,664
Micron Technology, Inc.(a)	18,800	619,460
Novatek Microelectronics Corp.	37,000	181,975
NVIDIA Corp.	7,100	131,634
Samsung Electronics Co., Ltd.	170	222,011
SK Hynix, Inc.(a)	2,500	120,045
Sumco Corp.	28,800	263,977
Tokyo Electron Ltd.	2,600	177,201

		5,393,118

SOFTWARE–1.0%
ANSYS, Inc.(a)	7,905	599,357
Dassault Systemes	1,240	159,441
Electronic Arts, Inc.(a)	25,200	903,924
FireEye, Inc.(a)(c)	7,780	315,479
Informatica Corp.(a)	11,902	424,306
Microsoft Corp.	10,500	437,850
NetSuite, Inc.(a)	7,270	631,618
ServiceNow, Inc.(a)	8,522	528,023

		3,999,998

		32,321,022

HEALTH CARE–7.4%
BIOTECHNOLOGY–2.1%
Actelion Ltd. (REG)(a)	4,180	529,061
Biogen Idec, Inc.(a)	8,878	2,799,322
Gilead Sciences, Inc.(a)	39,460	3,271,629
Grifols SA (ADR)	613	27,003
Quintiles Transnational Holdings, Inc.(a)	25,433	1,355,324
Theravance, Inc.(a)(c)	4,300	128,054

		8,110,393

HEALTH CARE EQUIPMENT & SUPPLIES–0.7%
Intuitive Surgical, Inc.(a)	2,920	1,202,456
Medtronic, Inc.	20,800	1,326,208

		2,528,664

HEALTH CARE PROVIDERS & SERVICES–0.8%
Aetna, Inc.	11,500	932,420
McKesson Corp.	5,130	955,257
UnitedHealth Group, Inc.	13,011	1,063,649
WellPoint, Inc.	2,500	269,025

		3,220,351

LIFE SCIENCES TOOLS & SERVICES–0.5%
Eurofins Scientific SE(c)	4,519	1,390,002

5

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Mettler-Toledo International, Inc.(a)	2,369	$599,784

		1,989,786

PHARMACEUTICALS–3.3%
Allergan, Inc./United States	16,983	2,873,863
Astellas Pharma, Inc.	28,000	368,216
GlaxoSmithKline PLC	27,950	744,174
GlaxoSmithKline PLC (Sponsored ADR)	14,500	775,460
Johnson & Johnson	21,100	2,207,482
Merck & Co., Inc.	18,700	1,081,795
Novartis AG	6,994	633,365
Novo Nordisk A/S–Class B	5,660	261,226
Pfizer, Inc.	89,000	2,641,520
Richter Gedeon Nyrt	6,470	124,097
Roche Holding AG	2,750	819,381
Sun Pharmaceutical Industries Ltd.	11,420	130,602
Teva Pharmaceutical Industries Ltd.	2,770	145,516

		12,806,697

		28,655,891

INDUSTRIALS–6.5%
AEROSPACE & DEFENSE–1.2%
Airbus Group NV	11,230	752,949
Boeing Co. (The)	13,130	1,670,530
MTU Aero Engines AG	1,693	155,481
Northrop Grumman Corp.	4,100	490,483
Precision Castparts Corp.	3,414	861,694
Safran SA	6,050	396,062
Thales SA	2,020	122,138
Zodiac Aerospace	2,150	72,793

		4,522,130

AIRLINES–0.5%
Copa Holdings SA–Class A	9,150	1,304,516
Delta Air Lines, Inc.	10,700	414,304
Japan Airlines Co., Ltd.	2,000	110,579
Qantas Airways Ltd.(a)	146,540	174,318
Turk Hava Yollari(a)	49,857	152,878

		2,156,595

BUILDING PRODUCTS–0.0%
Asahi Glass Co., Ltd.(c)	20,000	117,914

COMMERCIAL SERVICES & SUPPLIES–0.3%
Babcock International Group PLC	41,965	834,134
Edenred	14,870	450,917

		1,285,051

CONSTRUCTION & ENGINEERING–0.1%
URS Corp.	4,600	210,910

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–0.4%
AMETEK, Inc.	23,582	$1,232,867
Sumitomo Electric Industries Ltd.	29,200	411,062

		1,643,929

INDUSTRIAL CONGLOMERATES–0.8%
Bidvest Group Ltd.	4,750	126,238
Danaher Corp.	22,129	1,742,216
General Electric Co.	41,700	1,095,876
Hutchison Whampoa Ltd.	18,000	245,946

		3,210,276

INDUSTRIAL WAREHOUSE DISTRIBUTION–0.7%
Global Logistic Properties Ltd.	439,000	951,418
Granite Real Estate Investment Trust	9,830	365,774
Hansteen Holdings PLC	68,120	119,845
Japan Logistics Fund, Inc.	57	135,255
Mapletree Industrial Trust	159,000	182,470
Mapletree Logistics Trust	231,389	216,319
Nippon Prologis REIT, Inc.	55	128,267
ProLogis, Inc.	2,553	104,903
STAG Industrial, Inc.	17,110	410,811

		2,615,062

MACHINERY–0.9%
Caterpillar, Inc.	5,900	641,153
Dover Corp.	7,000	636,650
ITT Corp.	10,845	521,645
JTEKT Corp.	13,200	222,722
Parker Hannifin Corp.	7,110	893,940
Wabtec Corp./DE	5,270	435,249

		3,351,359

MARINE–0.2%
AP Moeller–Maersk A/S–Class B	182	452,504
Nippon Yusen KK	97,000	279,804

		732,308

MIXED OFFICE INDUSTRIAL–0.1%
Goodman Group(c)	56,240	267,758

PROFESSIONAL SERVICES–1.1%
Applus Services SA(a)	19,095	394,816
Bureau Veritas SA	37,429	1,039,533
Capita PLC	58,971	1,155,317
Intertek Group PLC	23,452	1,102,654
Nielsen NV	8,329	403,207
SGS SA	87	208,184
Teleperformance	1,290	79,028

		4,382,739

ROAD & RAIL–0.1%
Central Japan Railway Co.	2,200	314,046

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

East Japan Railway Co.	2,500	$196,980

		511,026

TRADING COMPANIES & DISTRIBUTORS–0.1%
Mitsubishi Corp.	12,300	256,017
Rexel SA	6,240	145,939

		401,956

		25,409,013

CONSUMER STAPLES–4.8%
BEVERAGES–0.7%
Asahi Group Holdings Ltd.	4,100	128,752
Carlsberg A/S–Class B	2,260	243,411
Diageo PLC	23,690	754,504
Monster Beverage Corp.(a)	20,771	1,475,364
SABMiller PLC (London)	1,410	81,717

		2,683,748

FOOD & STAPLES RETAILING–1.5%
Costco Wholesale Corp.	7,610	876,368
CVS Caremark Corp.	37,350	2,815,069
Jeronimo Martins SGPS SA	20,048	329,620
Koninklijke Ahold NV	20,285	380,366
Kroger Co. (The)	15,600	771,108
Lenta Ltd. (GDR)(a)(b)	6,510	83,979
Olam International Ltd.	179,412	371,293
Sugi Holdings Co., Ltd.	2,100	95,822
Tsuruha Holdings, Inc.	1,800	99,330

		5,822,955

FOOD PRODUCTS–0.7%
Ajinomoto Co., Inc.	11,000	172,406
Danone SA	1,723	128,120
Hershey Co. (The)	6,680	650,432
Keurig Green Mountain, Inc.	4,830	601,866
Mead Johnson Nutrition Co.–Class A	12,870	1,199,098

		2,751,922

HOUSEHOLD PRODUCTS–0.4%
Henkel AG & Co. KGaA	5,849	588,209
LG Household & Health Care Ltd.	570	256,588
Procter & Gamble Co. (The)	5,000	392,950
Reckitt Benckiser Group PLC	2,780	242,402

		1,480,149

PERSONAL PRODUCTS–0.3%
Estee Lauder Cos., Inc. (The)–Class A	13,890	1,031,471

TOBACCO–1.2%
British American Tobacco PLC	19,989	1,189,390
Imperial Tobacco Group PLC	8,140	366,203
Japan Tobacco, Inc.	36,000	1,312,636
Philip Morris International, Inc.	23,675	1,996,039

		4,864,268

		18,634,513

ENERGY–3.8%
ENERGY EQUIPMENT & SERVICES–1.0%
Aker Solutions ASA	12,760	$221,463
Halliburton Co.	12,500	887,625
Nabors Industries Ltd.	20,600	605,022
Oceaneering International, Inc.	3,959	309,317
Schlumberger Ltd.	14,324	1,689,516
Seadrill Ltd.(c)	4,160	164,863

		3,877,806

OIL, GAS & CONSUMABLE FUELS–2.8%
BG Group PLC	23,580	497,570
Chesapeake Energy Corp.	7,200	223,776
Chevron Corp.	10,700	1,396,885
China Petroleum & Chemical Corp.–Class H	102,000	97,107
Exxon Mobil Corp.	24,000	2,416,320
Hess Corp.	15,000	1,483,350
JX Holdings, Inc.	86,100	460,740
Murphy Oil Corp.	9,700	644,856
Occidental Petroleum Corp.	15,000	1,539,450
Phillips 66	5,300	426,279
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	10,055	415,172
Total SA	4,280	309,657
Valero Energy Corp.	21,300	1,067,130

		10,978,292

		14,856,098

EQUITY: OTHER–3.6%
DIVERSIFIED/SPECIALTY–3.1%
Armada Hoffler Properties, Inc.	15,792	152,867
British Land Co. PLC	49,193	591,085
Buzzi Unicem SpA	9,410	158,232
CA Immobilien Anlagen AG(a)	17,060	323,550
Cheung Kong Holdings Ltd.	21,000	372,304
Cofinimmo	2,140	266,687
Country Garden Holdings Co., Ltd.	986,000	389,137
CSR Ltd.	57,960	190,799
Digital Realty Trust, Inc.(c)	3,830	223,366
Dream Office Real Estate Investment Trust	7,896	216,741
Fibra Uno Administracion SA de CV	111,230	390,014
Frasers Centrepoint Ltd.	75,000	111,560
Gramercy Property Trust, Inc.	79,000	477,950
Hemfosa Fastigheter AB(a)	11,100	186,480
Henderson Land Development Co., Ltd.	21,340	125,032
ICADE	1,759	188,552
Kennedy Wilson Europe Real Estate PLC(a)	20,500	385,921

7

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Kennedy-Wilson Holdings, Inc.	14,900	$399,618
Klovern AB	23,937	121,797
Lend Lease Group	43,190	533,934
Merlin Properties Socimi SA(a)	42,500	561,584
Mitchells & Butlers PLC(a)	28,570	190,446
Mitsubishi Estate Co., Ltd.	26,000	642,344
Mitsui Fudosan Co., Ltd.	21,100	712,109
New World Development Co., Ltd.	129,893	147,870
New York REIT, Inc.(c)	33,250	367,745
Nomura Real Estate Master Fund, Inc.	104	127,122
Orix JREIT, Inc.	147	206,191
Pruksa Real Estate PCL	139,700	125,904
Regal Entertainment Group–Class A	18,080	381,488
Spirit Realty Capital, Inc.	12,361	140,421
Sumitomo Realty & Development Co., Ltd.	12,000	515,478
Sun Hung Kai Properties Ltd.	34,708	476,711
Supalai PCL	195,400	131,852
Swire Properties Ltd.	101,000	295,167
Top REIT, Inc.	26	116,296
UOL Group Ltd.	52,140	272,923
Vornado Realty Trust	1,690	180,374
Wharf Holdings Ltd.	85,000	614,263

		12,011,914

HEALTH CARE–0.5%
Chartwell Retirement Residences	20,060	203,786
HCP, Inc.	6,510	269,384
LTC Properties, Inc.	8,320	324,813
Medical Properties Trust, Inc.	26,315	348,411
Omega Healthcare Investors, Inc.	11,730	432,368
Ventas, Inc.	3,980	255,118

		1,833,880

		13,845,794

RETAIL–1.9%
REGIONAL MALL–0.7%
CFS Retail Property Trust Group(c)	78,160	150,304
General Growth Properties, Inc.	8,270	194,841
Glimcher Realty Trust	18,500	200,355
Pennsylvania Real Estate Investment Trust	17,680	332,738
Simon Property Group, Inc.	9,096	1,512,483
Washington Prime Group, Inc.(a)	25,218	472,585

		2,863,306

SHOPPING CENTER/OTHER RETAIL–1.2%
Aeon Mall Co., Ltd.	13,100	345,406

Company	Shares	U.S. $ Value

DDR Corp.	19,380	$341,669
Federal Realty Investment Trust	640	77,389
Federation Centres Ltd.	127,660	299,592
Fukuoka REIT Corp.	55	96,686
Japan Retail Fund Investment Corp.	93	209,224
Kimco Realty Corp.	4,870	111,913
Kite Realty Group Trust	33,176	203,701
Klepierre	8,553	435,805
Link REIT (The)	19,268	103,734
Ramco-Gershenson Properties Trust	24,570	408,353
Regency Centers Corp.	3,050	169,824
Retail Opportunity Investments Corp.	27,590	433,991
RioCan Real Estate Investment Trust (Toronto)	4,973	127,279
Unibail-Rodamco SE	2,669	776,706
Vastned Retail NV	5,794	295,152
Weingarten Realty Investors	6,040	198,354

		4,634,778

		7,498,084

MATERIALS–1.7%
CHEMICALS–1.4%
Arkema SA	3,113	302,479
BASF SE	1,060	123,303
CF Industries Holdings, Inc.	425	102,225
Chr Hansen Holding A/S	3,770	158,766
Denki Kagaku Kogyo KK	45,000	172,898
Eastman Chemical Co.	6,400	559,040
Essentra PLC	68,184	890,313
IMCD Group NV(a)	2,498	77,646
Incitec Pivot Ltd.	73,261	200,292
JSR Corp.	20,000	343,360
Koninklijke DSM NV	4,698	341,885
LyondellBasell Industries NV–Class A	8,300	810,495
Monsanto Co.	11,259	1,404,448
Potash Corp. of Saskatchewan, Inc.(c)	4,390	166,644

		5,653,794

CONSTRUCTION MATERIALS–0.0%
Taiheiyo Cement Corp.	23,000	92,737

METALS & MINING–0.2%
Dowa Holdings Co., Ltd.	12,000	113,177
MMC Norilsk Nickel OJSC (ADR)	8,390	166,206
Rio Tinto PLC	8,210	443,292

		722,675

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	12,100	219,674

		6,688,880

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

RESIDENTIAL–1.6%
MULTI-FAMILY–1.4%
Associated Estates Realty Corp.	34,370	$619,347
Brookfield Residential Properties, Inc.(a)	9,881	205,031
China Overseas Land & Investment Ltd.	102,000	247,406
China Vanke Co., Ltd.–Class H(a)	159,460	280,224
CIFI Holdings Group Co., Ltd.	640,000	118,079
Comforia Residential REIT, Inc.	20	151,635
Equity Residential	3,070	193,410
Essex Property Trust, Inc.	2,555	472,445
GAGFAH SA(a)	28,863	524,980
Irish Residential Properties REIT PLC(a)	81,000	112,023
Japan Rental Housing Investments, Inc.	173	116,518
Kenedix Residential Investment Corp.	52	120,798
KWG Property Holding Ltd.	298,500	171,377
LEG Immobilien AG(a)	5,129	345,044
Mid-America Apartment Communities, Inc.	6,780	495,279
Rossi Residencial SA(a)	145,840	114,190
Sekisui Chemical Co., Ltd.	8,000	92,749
Stockland(c)	157,305	575,337
Taylor Wimpey PLC	189,620	369,578
UDR, Inc.	2,454	70,258
Wing Tai Holdings Ltd.	125,000	197,595

		5,593,303

SELF STORAGE–0.2%
Extra Space Storage, Inc.	3,580	190,635
Public Storage	2,590	443,797
Safestore Holdings PLC	53,910	201,130

		835,562

		6,428,865

TELECOMMUNICATION SERVICES–1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
AT&T, Inc.	45,400	1,605,344
Bezeq The Israeli Telecommunication Corp., Ltd.	63,518	118,880
Hellenic Telecommunications Organization SA(a)	6,960	102,797
Nippon Telegraph & Telephone Corp.	6,000	373,967
Orange SA	33,650	532,421
Telenor ASA	6,620	150,727
Vivendi SA(a)	11,484	281,031
Ziggo NV	3,940	182,211

		3,347,378

Company	Shares	U.S. $ Value

WIRELESS TELECOMMUNICATION SERVICES–0.4%
China Mobile Ltd.	17,000	$165,117
NTT DoCoMo, Inc.	11,400	194,607
Turkcell Iletisim Hizmetleri AS(a)	21,330	133,506
Vodafone Group PLC	190,523	636,781
Vodafone Group PLC (Sponsored ADR)	11,672	389,728

		1,519,739

		4,867,117

OFFICE–1.2%
OFFICE–1.2%
Allied Properties Real Estate Investment Trust	7,776	257,609
Boston Properties, Inc.	1,774	209,651
Columbia Property Trust, Inc.	13,220	343,852
Cominar Real Estate Investment Trust	15,513	274,045
Cousins Properties, Inc.	37,522	467,149
Fabege AB	15,130	214,071
Hongkong Land Holdings Ltd.	41,000	273,621
Investa Office Fund	82,940	266,004
Japan Excellent, Inc.	142	188,734
Japan Real Estate Investment Corp.	57	332,009
Kenedix Office Investment Corp.–Class A	35	190,532
Kilroy Realty Corp.	2,780	173,139
NTT Urban Development Corp.	11,000	123,879
Parkway Properties, Inc./MD	20,458	422,458
SL Green Realty Corp.	6,118	669,370
Workspace Group PLC	22,440	218,902

		4,625,025

UTILITIES–1.2%
ELECTRIC UTILITIES–0.4%
Edison International	18,900	1,098,279
EDP–Energias de Portugal SA	44,900	225,291
Electricite de France SA	3,930	123,747
Enel SpA	40,691	236,685

		1,684,002

GAS UTILITIES–0.4%
Atmos Energy Corp.	13,100	699,540
UGI Corp.	13,800	696,900

		1,396,440

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.3%
APR Energy PLC	29,787	330,608
Calpine Corp.(a)	28,800	685,728

		1,016,336

MULTI-UTILITIES–0.1%
CenterPoint Energy, Inc.	19,800	505,692

		4,602,470

9

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company		Shares	U.S. $ Value

LODGING–0.8%
LODGING–0.8%
Ashford Hospitality Prime, Inc.		21,864	$375,186
Ashford Hospitality Trust, Inc.		35,531	410,028
Chatham Lodging Trust		16,959	371,402
DiamondRock Hospitality Co.		36,350	466,007
FelCor Lodging Trust, Inc.		29,690	312,042
Hersha Hospitality Trust		64,400	432,124
Host Hotels & Resorts, Inc.		17,560	386,495
Intrawest Resorts Holdings, Inc.(a)		3,943	45,187
Japan Hotel REIT Investment Corp.(c)		433	227,992
Pebblebrook Hotel Trust		5,110	188,866

			3,215,329

FUNDS AND INVESTMENT TRUSTS–0.1%
FUNDS AND INVESTMENT TRUSTS–0.1%
B&M European Value Retail SA(a)		73,667	346,703

MORTGAGE–0.1%
MORTGAGE–0.1%
Altisource Residential Corp.		11,220	292,056

Total Common Stocks (cost $191,821,331)			246,455,599

	Principal Amount (000)
CORPORATES–INVESTMENT GRADES–9.2%
INDUSTRIAL–5.4%
BASIC–0.8%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	45	44,813
Barrick North America Finance LLC 4.40%, 5/30/21		150	156,941
Basell Finance Co. BV 8.10%, 3/15/27(b)		145	194,796
Cia Minera Milpo SAA 4.625%, 3/28/23(b)		240	237,649
Dow Chemical Co. (The) 4.125%, 11/15/21		165	177,079
Gerdau Trade, Inc. 4.75%, 4/15/23(b)		395	391,074
Glencore Funding LLC 4.125%, 5/30/23(b)		164	164,712
International Paper Co. 3.65%, 6/15/24		48	48,113

LyondellBasell Industries NV 5.75%, 4/15/24	U.S.$	435	$513,252
Minsur SA 6.25%, 2/07/24(b)		333	361,267
Rio Tinto Finance USA PLC 2.875%, 8/21/22		257	250,946
3.50%, 3/22/22		94	96,457
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)		237	220,264
Vale SA 5.625%, 9/11/42		37	36,249
Yamana Gold, Inc. 4.95%, 7/15/24(b)		236	237,552

			3,131,164

CAPITAL GOODS–0.2%
Embraer SA 5.15%, 6/15/22		130	140,075
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)		217	216,023
Owens Corning 6.50%, 12/01/16(d)		178	198,515
Republic Services, Inc. 3.80%, 5/15/18		17	18,213

			572,826

COMMUNICATIONS–MEDIA–0.7%
21st Century Fox America, Inc. 3.00%, 9/15/22		400	393,804
6.15%, 2/15/41		130	157,555
CBS Corp. 5.75%, 4/15/20		250	289,765
Comcast Corp. 5.15%, 3/01/20		451	516,824
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(b)(e)		233	243,485
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		435	550,512
Time Warner Cable, Inc. 4.125%, 2/15/21		165	178,159
WPP Finance 2010 4.75%, 11/21/21		77	84,493
WPP Finance UK 8.00%, 9/15/14		350	355,216

			2,769,813

COMMUNICATIONS– TELECOMMUNICATIONS–0.5%
American Tower Corp. 5.05%, 9/01/20		380	423,421
AT&T, Inc. 4.30%, 12/15/42		23	21,772

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Deutsche Telekom International Finance BV 4.875%, 3/06/42(b)	U.S.$	490	$512,539
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		75	77,446
4.45%, 4/01/24		107	113,455
5.20%, 3/15/20		30	33,795
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(b)(f)		221	234,260
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	46	44,859
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	185	210,062
Verizon Communications, Inc. 6.55%, 9/15/43		297	373,757

			2,045,366

CONSUMER CYCLICAL–AUTOMOTIVE–0.4%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		915	1,074,267
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		341	349,001

			1,423,268

CONSUMER CYCLICAL–ENTERTAINMENT–0.1%
Time Warner, Inc. 4.70%, 1/15/21		123	136,198
7.625%, 4/15/31		110	151,141
Viacom, Inc. 3.875%, 4/01/24		110	111,781
5.625%, 9/15/19		83	95,710

			494,830

CONSUMER CYCLICAL–RETAILERS–0.1%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		201	209,810

CONSUMER NON-CYCLICAL–0.3%
Actavis Funding SCS 3.85%, 6/15/24(b)		89	89,966
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		69	71,869
8.50%, 6/15/19		153	192,263
Grupo Bimbo SAB de CV 3.875%, 6/27/24(b)		339	338,329
Reynolds American, Inc. 3.25%, 11/01/22		220	212,247

Thermo Fisher Scientific, Inc. 4.15%, 2/01/24	U.S.$	121	$126,536

			1,031,210

ENERGY–1.5%
DCP Midstream LLC 5.35%, 3/15/20(b)		137	151,636
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		111	112,030
Encana Corp. 3.90%, 11/15/21		140	147,927
Energy Transfer Partners LP 7.50%, 7/01/38		295	383,527
Enterprise Products Operating LLC 5.20%, 9/01/20		185	211,210
Hess Corp. 7.875%, 10/01/29		39	53,741
Kinder Morgan Energy Partner LP 2.65%, 2/01/19		302	305,651
3.95%, 9/01/22		424	433,666
6.85%, 2/15/20		330	396,000
Marathon Petroleum Corp. 5.125%, 3/01/21		163	184,808
Nabors Industries, Inc. 5.10%, 9/15/23		180	196,525
Noble Energy, Inc. 8.25%, 3/01/19		374	471,489
Noble Holding International Ltd. 3.95%, 3/15/22		270	276,550
4.90%, 8/01/20		36	39,713
Reliance Holding USA, Inc. 5.40%, 2/14/22(b)		315	338,959
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(b)		269	281,777
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		295	310,387
TransCanada PipeLines Ltd. 6.35%, 5/15/67		120	124,950
Transocean, Inc. 6.375%, 12/15/21		2	2,314
6.50%, 11/15/20		300	346,968
Valero Energy Corp. 6.125%, 2/01/20		175	206,801
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		285	374,004
Williams Partners LP 5.25%, 3/15/20		298	336,145

			5,686,778

11

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

SERVICES–0.0%
Omnicom Group, Inc. 3.625%, 5/01/22	U.S.$	165	$169,747

TECHNOLOGY–0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		71	77,924
Baidu, Inc. 2.75%, 6/09/19		377	378,469
Hewlett-Packard Co. 4.65%, 12/09/21		114	124,375
Motorola Solutions, Inc. 3.50%, 3/01/23		300	290,253
7.50%, 5/15/25		35	44,513
Seagate HDD Cayman 4.75%, 1/01/25(b)		127	126,048
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		447	464,616
Tencent Holdings Ltd. 3.375%, 5/02/19(b)		335	342,494
Total System Services, Inc. 2.375%, 6/01/18		141	141,079
3.75%, 6/01/23		139	135,334

			2,125,105

TRANSPORTATION–AIRLINES–0.1%
Southwest Airlines Co. 5.25%, 10/01/14		307	310,246
5.75%, 12/15/16		155	171,222

			481,468

TRANSPORTATION–SERVICES–0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(b)		237	241,874
5.00%, 4/07/18(b)		230	250,441
Ryder System, Inc. 5.85%, 11/01/16		127	139,867
7.20%, 9/01/15		127	136,280

			768,462

			20,909,847

FINANCIAL INSTITUTIONS–3.5%
BANKING–2.5%
Bank of America Corp. 4.875%, 4/01/44		306	315,772
Barclays Bank PLC 6.625%, 3/30/22(b)	EUR	160	273,014
6.86%, 6/15/32(b)(e)	U.S.$	44	49,720
BNP Paribas SA 5.186%, 6/29/15(b)(e)		128	130,400
BPCE SA 5.70%, 10/22/23(b)		262	288,491
Citigroup, Inc. 3.375%, 3/01/23		420	418,393

Compass Bank 5.50%, 4/01/20	U.S.$	314	$341,891
Countrywide Financial Corp. 6.25%, 5/15/16		92	100,392
Credit Suisse AG 6.50%, 8/08/23(b)		267	302,948
Danske Bank A/S 5.684%, 2/15/17(e)	GBP	182	327,827
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	U.S.$	335	387,657
Series D 6.00%, 6/15/20		440	512,866
ING Bank NV 2.00%, 9/25/15(b)		480	487,432
Intesa Sanpaolo SpA 5.017%, 6/26/24(b)		339	343,005
JPMorgan Chase & Co. 3.625%, 5/13/24		340	341,363
Macquarie Bank Ltd. 5.00%, 2/22/17(b)		90	98,082
Macquarie Group Ltd. 4.875%, 8/10/17(b)		194	211,639
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(b)		392	413,181
Morgan Stanley 5.625%, 9/23/19		168	193,235
Series G 5.50%, 7/24/20		189	217,308
Murray Street Investment Trust I 4.647%, 3/09/17		44	47,554
National Capital Trust II Delaware 5.486%, 3/23/15(b)(e)		91	92,820
Nationwide Building Society 6.25%, 2/25/20(b)		465	549,046
PNC Bank NA 3.80%, 7/25/23		685	709,483
Rabobank Capital Funding Trust III 5.254%, 10/21/16(b)(e)		190	199,500
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(b)		215	252,088
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(b)(e)		185	187,775
Standard Chartered PLC 4.00%, 7/12/22(b)		470	485,947
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(b)		336	340,604
UBS AG/Stamford CT 7.625%, 8/17/22		380	457,547
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)		230	253,498

12

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Wells Fargo Bank NA Series BKN1 6.18%, 2/15/36	U.S.$	250	$302,573

			9,633,051

BROKERAGE–0.1%
Nomura Holdings, Inc. 2.00%, 9/13/16		468	475,638

INSURANCE–0.6%
Allied World Assurance Co., Holdings Ltd. 7.50%, 8/01/16		160	179,856
American International Group, Inc. 4.875%, 6/01/22		155	172,602
6.40%, 12/15/20		300	362,174
Coventry Health Care, Inc. 6.30%, 8/15/14		275	276,966
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15		95	97,533
5.125%, 4/15/22		180	204,680
5.50%, 3/30/20		242	276,926
Humana, Inc. 6.45%, 6/01/16		40	44,058
Lincoln National Corp. 8.75%, 7/01/19		98	127,062
MetLife, Inc. 10.75%, 8/01/39		70	111,212
Prudential Financial, Inc. 5.625%, 6/15/43		200	213,936
XLIT Ltd. 5.25%, 9/15/14		135	136,332
6.375%, 11/15/24		157	189,776

			2,393,113

OTHER FINANCE–0.1%
ORIX Corp. 4.71%, 4/27/15		336	346,419

REITS–0.2%
ERP Operating LP 5.25%, 9/15/14		105	105,983
Health Care REIT, Inc. 5.25%, 1/15/22		300	336,481
Trust F/1401 5.25%, 12/15/24(b)		270	283,500

			725,964

			13,574,185

UTILITY–0.2%
ELECTRIC–0.1%
CMS Energy Corp. 5.05%, 3/15/22		155	176,170
Constellation Energy Group, Inc. 5.15%, 12/01/20		89	100,310
Pacific Gas & Electric Co. 6.05%, 3/01/34		38	46,995

			323,475

NATURAL GAS–0.1%
Talent Yield Investments Ltd. 4.50%, 4/25/22(b)	U.S.$	490	$506,739

			830,214

NON CORPORATE SECTORS–0.1%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.1%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		286	270,046
OCP SA 5.625%, 4/25/24(b)		335	351,331

			621,377

Total Corporates–Investment Grades (cost $33,666,955)			35,935,623

MORTGAGE PASS-THROUGHS–6.5%
AGENCY FIXED RATE 30-YEAR–6.2%
Federal Home Loan Mortgage Corp. Gold 4.00%, 7/01/44, TBA		855	905,766
4.50%, 10/01/39		1,704	1,845,008
Series 2005 5.50%, 1/01/35		416	467,463
Series 2007 5.50%, 7/01/35		43	48,622
Federal National Mortgage Association 3.00%, 11/01/42-8/01/43		2,776	2,745,419
3.50%, 7/01/44, TBA		6,115	6,294,628
4.00%, 9/01/43		1,541	1,644,349
4.00%, 7/01/44, TBA		4,617	4,899,791
4.50%, 8/01/40-4/01/44		1,777	1,928,411
5.00%, 12/01/39		278	310,991
5.00%, 7/25/44, TBA		790	877,270
Series 2004 5.50%, 2/01/34-11/01/34		155	174,788
Series 2007 4.50%, 9/01/35		101	109,617
5.50%, 1/01/37-8/01/37		574	645,169
Series 2008 5.50%, 8/01/37		251	281,973
Series 2012 3.00%, 11/01/42		648	640,673
Series 2014 4.50%, 2/01/44		113	122,163

			23,942,101

13

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

AGENCY FIXED RATE 15-YEAR–0.3%
Federal National Mortgage Association 2.50%, 7/01/29, TBA	U.S.$	1,340	$1,361,147

Total Mortgage Pass-Throughs (cost $24,783,084)			25,303,248

GOVERNMENTS– TREASURIES –5.0%
BRAZIL–0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	1,498	655,748

NEW ZEALAND–0.8%
New Zealand Government Bond Series 1217 6.00%, 12/15/17	NZD	3,609	3,362,597

UNITED STATES–4.0%
U.S. Treasury Bonds 2.75%, 8/15/42	U.S.$	280	250,425
3.125%, 2/15/43		385	370,623
3.625%, 8/15/43-2/15/44		1,833	1,935,508
4.625%, 2/15/40		3,835	4,769,183
5.375%, 2/15/31		5	6,565
U.S. Treasury Notes 1.25%, 10/31/18		1,115	1,106,377
1.50%, 1/31/19		288	287,820
1.625%, 3/31/19-11/15/22		1,232	1,180,350
2.00%, 11/15/21		645	636,937
2.50%, 8/15/23-5/15/24		2,435	2,434,116
2.75%, 11/15/23-2/15/24		2,525	2,582,740

			15,560,644

Total Governments–Treasuries (cost $18,738,124)			19,578,989

ASSET–BACKED SECURITIES–4.8%
AUTOS–FIXED RATE–3.1%
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		390	391,537
Series 2014-1, Class A2 1.29%, 1/15/19		336	336,781
AmeriCredit Automobile Receivables Trust Series 2011-3, Class D 4.04%, 7/10/17		320	331,259
Series 2012-4, Class A2 0.49%, 4/08/16		38	37,914
Series 2013-1, Class A2 0.49%, 6/08/16		96	95,618
Series 2013-3, Class A3 0.92%, 4/09/18		670	670,554

Series 2013-4, Class A3 0.96%, 4/09/18	U.S.$	275	$275,560
Series 2013-5, Class A2A 0.65%, 3/08/17		163	163,247
Series 2014-1, Class A3 0.90%, 2/08/19		310	310,006
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(b)		149	148,702
Avis Budget Rental Car Funding AESOP LLC Series 2014-1A, Class A 2.46%, 7/20/20(b)		705	709,683
California Republic Auto Receivables Trust 2014-2 Series 2014-2, Class A4 1.57%, 12/16/19		203	203,255
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		570	572,762
Series 2014-1, Class B 2.22%, 1/22/19		80	80,875
Carfinance Capital Auto Trust Series 2013-1A, Class A 1.65%, 7/17/17(b)		156	156,366
CPS Auto Receivables Trust 2013-B Series 2013-B, Class A 1.82%, 9/15/20(b)		238	239,125
CPS Auto Receivables Trust 2014-B Series 2014-B, Class A 1.11%, 11/15/18 (b)		193	192,521
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(b)		215	215,169
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(b)		117	117,438
Series 2013-1A, Class A 1.29%, 10/16/17(b)		129	128,871
Series 2014-1A, Class A 1.29%, 5/15/18(b)		148	147,927
Series 2014-2A, Class A 1.06%, 8/15/18(b)		135	134,776
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		386	386,369
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(b)		118	118,231

14

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(b)	CAD	268	$251,362
Series 2013-R4A, Class A1 1.487%, 8/15/15(b)		84	78,344
Series 2014-R2A, Class A1 1.353%, 3/15/16(b)		200	187,783
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	155	154,519
Ford Credit Auto Owner Trust 2014-B Series 2014-B, Class A2 0.47%, 3/15/17		377	376,994
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		303	303,199
Series 2013-1, Class A1 0.85%, 1/15/18		279	280,005
Series 2014-1, Class A1 1.20%, 2/15/19		322	322,156
GM Financial Automobile Leasing Trust Series 2014-1A, Class A2 0.61%, 7/20/16(b)		270	269,953
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		270	270,437
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(b)		345	345,534
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(b)		45	44,767
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		140	142,975
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(b)		416	417,174
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(b)		714	715,691
Nissan Auto Lease Trust Series 2012-B, Class A2A 0.45%, 6/15/15		18	17,860
Santander Drive Auto Receivables Trust Series 2013-3, Class C 1.81%, 4/15/19		489	492,830
Series 2013-4, Class A 3 1.11%, 12/15/17		540	542,412

Series 2013-5, Class A2A 0.64%, 4/17/17	U.S.$	184	$183,969
Series 2014-2, Class A3 0.80%, 4/16/18		335	335,272
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		36	36,162
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		249	249,132

			12,183,076

CREDIT CARDS–FLOATING RATE–0.5%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.512%, 12/16/19(d)		326	327,260
Series 2014-2, Class A 0.491%, 3/16/20(d)		337	337,007
First National Master Note Trust Series 2013-2, Class A 0.682%, 10/15/19(d)		346	347,824
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.852%, 2/15/17(b)(d)		490	491,644
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.532%, 12/15/19(d)		295	295,537

			1,799,272

OTHER ABS–FIXED RATE–0.5%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(b)		50	50,184
Series 2013-VT1, Class A3 1.13%, 7/20/20(b)		466	468,880
CNH Capital Canada Receivables Trust Series 2014-1A, Class A1 1.388%, 3/15/17(b)	CAD	263	246,135
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17	U.S.$	124	123,976
Series 2013-D, Class A2 0.49%, 3/15/17		465	465,364
Series 2014-B, Class A4 1.61%, 5/17/21		210	210,184
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		12	12,190
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(b)		307	307,221

			1,884,134

15

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CREDIT CARDS–FIXED RATE–0.3%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20	U.S.$	141	$140,997
Chase Issuance Trust Series 2014-A1, Class A1 1.15%, 1/15/19		270	271,029
Series 2014-A2, Class A2 2.77%, 3/15/23		270	273,188
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		310	313,196
Series 2013-A, Class A 1.61%, 12/15/21		246	245,555

			1,243,965

AUTOS–FLOATING RATE–0.2%
Ally Master Owner Trust Series 2014-2, Class A 0.522%, 1/16/18(d)		630	630,908

HOME EQUITY LOANS–FLOATING RATE–0.1%
GSAA Trust Series 2006-5, Class 2A3 0.422%, 3/25/36(d)		396	278,149
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 0.752%, 5/25/33(d)		1	871

			279,020

AUTOS-FIXED RATE ABS–0.1%
Santander Drive Auto Receivables Trust Series 2012-3, Class D 3.64%, 5/15/18		253	264,194

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		87	86,315

Total Asset-Backed Securities (cost $18,010,445)			18,370,884

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.1%
NON-AGENCY FIXED RATE CMBS–2.6%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		556	620,663

Series 2007-5, Class AM 5.772%, 2/10/51	U.S.$	150	$162,773
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/23(b)		495	499,780
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.975%, 3/15/49		263	280,920
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.965%, 5/15/46		283	313,813
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.213%, 12/10/49		1,019	1,147,114
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		227	221,049
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.982%, 6/15/38		190	197,064
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		214	216,142
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(b)		330	320,892
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		501	507,826
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(b)		276	269,890
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(b)		266	266,766
Series 2005-CB11, Class A4 5.335%, 8/12/37		168	171,286
Series 2007-CB19, Class AM 5.892%, 2/12/49		175	190,565
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		594	653,251
Series 2008-C2, Class A1A 5.998%, 2/12/51		272	303,641

16

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2010-C2, Class A1 2.749%, 11/15/43(b)	U.S.$	311	$318,383
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LD12, Class AM 6.218%, 2/15/51		280	314,116
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31		620	652,183
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		188	190,056
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		320	346,733
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		609	657,575
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(b)		480	480,545
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		86	85,846
Series 2012-C4, Class A5 2.85%, 12/10/45		168	164,881
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		456	460,362
Series 2014-C20, Class A2 3.036%, 5/15/47		206	214,341

			10,228,456

NON-AGENCY FLOATING RATE CMBS–0.5%
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.054%, 6/11/27(b)(d)		208	208,392
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.851%, 12/05/31(b)(d)		250	249,872
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.001%, 11/08/29(b)(d)		505	508,777
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.071%, 6/15/29(b)(d)		339	339,000

PFP III 2014-1 Ltd. Series 2014-1, Class A 1.322%, 6/14/31(b)(d)	U.S.$	470	$470,966

			1,777,007

NON-AGENCY ARMS–0.0%
Commercial Mortgage Trust Series 2014-SAVA, Class A 1.00%, 6/15/16		191	191,240

Total Commercial Mortgage-Backed Securities (cost $12,247,153)			12,196,703

AGENCIES–1.1%
AGENCY DEBENTURES–1.1%
Federal National Mortgage Association 6.25%, 5/15/29		740	993,786
6.625%, 11/15/30		2,277	3,233,656

Total Agencies (cost $3,576,641)			4,227,442

CORPORATES–NON-INVESTMENT GRADES–1.0%
FINANCIAL INSTITUTIONS–0.6%
BANKING–0.5%
ABN AMRO Bank NV 4.31%, 3/10/16(e)	EUR	90	125,702
Barclays Bank PLC 7.625%, 11/21/22	U.S.$	239	272,818
7.75%, 4/10/23		305	339,465
Citigroup, Inc. 5.95%, 1/30/23(e)		278	280,780
Credit Agricole SA 7.875%, 1/23/24(b)(e)		205	224,988
HBOS Capital Funding LP 4.939%, 5/23/16(e)	EUR	298	404,787
LBG Capital No.1 PLC 8.00%, 6/15/20(b)(e)	U.S.$	94	103,964
Societe Generale SA 4.196%, 1/26/15(e)	EUR	102	140,297
5.922%, 4/05/17(b)(e)	U.S.$	100	106,750

			1,999,551

FINANCE–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(b)	U.S.$	173	199,593

			2,199,144

INDUSTRIAL–0.4%
BASIC–0.0%
NOVA Chemicals Corp. 5.25%, 8/01/23(b)		125	136,563

COMMUNICATIONS– TELECOMMUNICATIONS–0.2%
Sirius XM Radio, Inc. 4.625%, 5/15/23(b)		215	205,862

17

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Sprint Corp. 7.875%, 9/15/23(b)	U.S.$	205	$228,062
T-Mobile USA, Inc. 6.625%, 4/01/23		195	211,575
Telecom Italia Capital SA 6.00%, 9/30/34		65	65,163

			710,662

CONSUMER CYCLICAL–AUTOMOTIVE–0.0%
Dana Holding Corp. 6.00%, 9/15/23		76	80,560

CONSUMER CYCLICAL–OTHER–0.1%
MCE Finance Ltd. 5.00%, 2/15/21(b)		210	212,100

ENERGY–0.0%
Cimarex Energy Co. 4.375%, 6/01/24		97	98,819
SM Energy Co. 6.50%, 1/01/23		14	15,155

			113,974

TECHNOLOGY–0.1%
Numericable Group SA 5.375%, 5/15/22(b)	EUR	195	283,368

			1,537,227

NON CORPORATE SECTORS–0.0%
AGENCIES–GOVERNMENT GUARANTEED–0.0%
Bank of Ireland Series MPLE 2.062%, 9/22/15(d)	CAD	185	166,874

UTILITY–0.0%
NATURAL GAS–0.0%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 3/15/24	U.S.$	129	136,256

Total Corporates–Non-Investment Grades (cost $3,670,860)			4,039,501

QUASI-SOVEREIGNS – 0.9%
QUASI-SOVEREIGN BONDS–0.9%
CHILE–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(b)		340	359,082

CHINA–0.1%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(b)		480	497,708

INDONESIA–0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(b)		250	262,500

KAZAKHSTAN–0.1%
KazMunayGas National Co. JSC 7.00%, 5/05/20(b)	U.S.$	251	$285,513

MALAYSIA–0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		460	522,585

MEXICO–0.1%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23		350	361,518

SOUTH KOREA–0.1%
Korea National Oil Corp. 3.125%, 4/03/17(b)		485	504,777

UNITED ARAB EMIRATES–0.1%
IPIC GMTN Ltd. 3.75%, 3/01/17(b)		465	494,062

Total Quasi-Sovereigns (cost $3,064,812)			3,287,745

COLLATERALIZED MORTGAGE OBLIGATIONS–0.7%
NON-AGENCY FIXED RATE–0.2%
Alternative Loan Trust Series 2006-J1, Class 1A13 5.50%, 2/25/36		147	133,094
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A18 6.25%, 9/25/36		204	190,495
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.53%, 5/25/35		32	31,706
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.646%, 2/25/47		316	263,710
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		271	230,040

			849,045

NON-AGENCY FLOATING RATE–0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.342%, 12/25/36(d)		426	263,870
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.402%, 3/25/35(d)		222	190,613

18

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.272%, 7/25/36(d)	U.S.$	316	$245,995
Series 2006-AR27, Class 2A2 0.352%, 10/25/36(d)		332	286,680

			987,158

GSE RISK SHARE FLOATING RATE–0.2%
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.552%, 1/25/24(d)		163	185,456
Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2
4.402%, 11/25/23(d)		340	377,528
Series 2014-DN1, Class M3
4.652%, 2/25/24(d)		340	389,652

			952,636

Total Collateralized Mortgage Obligations (cost $3,009,111)			2,788,839

INFLATION-LINKED SECURITIES–0.7%
UNITED STATES–0.7%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $2,807,578)		2,736	2,817,727

	Shares
PREFERRED STOCKS–0.2%
FINANCIAL INSTITUTIONS–0.2%
BANKING–0.1%
Morgan Stanley 7.125%		15,000	418,050
State Street Corp. Series D 5.90%		3,175	83,185

			501,235

INSURANCE–0.1%
Allstate Corp. (The) 5.10%		9,175	230,568

Total Preferred Stocks (cost $699,531)			731,803

	Principal Amount (000)
GOVERNMENTS– SOVEREIGN BONDS–0.2%
QATAR–0.1%
Qatar Government International Bond 4.50%, 1/20/22(b)	U.S.$	270	296,676

TURKEY–0.1%
Turkey Government International Bond 4.875%, 4/16/43	U.S.$	275	$258,242

Total Governments–Sovereign Bonds (cost $539,620)			554,918

EMERGING MARKETS– CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Comcel Trust 6.875%, 2/06/24(b)		200	216,000

CONSUMER NON-CYCLICAL–0.0%
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		195	209,625

ENERGY–0.0%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(b)		100	99,039

Total Emerging Markets–Corporate Bonds (cost $491,134)			524,664

LOCAL GOVERNMENTS– MUNICIPAL BONDS–0.1%
UNITED STATES–0.1%
California GO 7.625%, 3/01/40 (cost $350,600)		345	508,958

GOVERNMENTS–SOVEREIGN AGENCIES–0.0%
COLOMBIA–0.0%
Ecopetrol SA 5.875%, 5/28/45 (cost $93,376)		94	97,221

	Shares
WARRANTS–0.0%
EQUITY: OTHER–0.0%
DIVERSIFIED/SPECIALTY–0.0%
Sun Hung Kai Properties Ltd., expiring 4/22/16(a)(c)		2,892	3,776

FINANCIALS–0.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)		39,276	89,937

Total Warrants (cost $48,677)			93,713

19

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)				U.S. $ Value

SHORT-TERM INVESTMENTS–6.4%
TIME DEPOSIT–2.9%
State Street Time Deposit 0.01%, 7/01/14 (cost $11,310,658)	U.S.$		11,311		$11,310,658

AGENCY DISCOUNT NOTE–2.5%
Federal Home Loan Bank Zero Coupon, 7/16/14 (cost $9,499,763)			9,500		9,499,763

GOVERNMENTS– TREASURIES–1.0%
Japan Treasury Discount Bill Series 448 Zero Coupon, 7/28/14 (cost $3,922,230)	JPY		400,000		3,948,364

Total Short-Term Investments (cost $24,732,651)					24,758,784

Total Investments Before Security Lending Collateral for Securities Loaned–103.3% (cost $342,351,682)					402,272,361

Company	Shares			U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.1%
INVESTMENT COMPANIES–1.1%
AllianceBernstein Exchange Reserves–Class I, 0.07%(g) (cost $4,201,359)		4,201,359		$4,201,359

TOTAL INVESTMENTS–104.4% (cost $346,553,041)				406,473,720
Other assets less liabilities–(4.4)%				(17,247,434)

NET ASSETS–100.0%				$389,226,286

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	4	September 2014	$544,693	$548,750	$4,057
U.S. T-Note 5 Yr (CBT) Futures	47	September 2014	5,604,200	5,614,664	10,464

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	16	September 2014	3,512,024	3,513,500	(1,476)
U.S. T-Note 10 Yr (CBT) Futures	41	September 2014	5,115,761	5,132,047	(16,286)

					$(3,241)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	114,528	USD	1,126	8/14/14	$(4,646)
Barclays Bank PLC	USD	1,084	EUR	795	8/14/14	4,342
Barclays Bank PLC	USD	454	JPY	46,258	8/14/14	2,801
BNP Paribas SA	CAD	942	USD	860	7/11/14	(22,259)
BNP Paribas SA	AUD	1,112	USD	1,023	8/14/14	(22,414)
BNP Paribas SA	JPY	502,634	USD	4,935	8/14/14	(28,522)
BNP Paribas SA	USD	746	AUD	813	8/14/14	17,830

20

AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	948	SEK	6,228	8/14/14	$(15,881)
Citibank, NA	USD	389	CHF	345	8/14/14	(107)
Citibank, NA	USD	518	NOK	3,122	8/14/14	(9,945)
Citibank, NA	AUD	611	USD	568	9/17/14	(4,754)
Credit Suisse International	NOK	3,493	USD	568	8/14/14	(724)
Credit Suisse International	RUB	8,763	USD	244	8/14/14	(11,684)
Credit Suisse International	USD	758	NOK	4,458	8/14/14	(32,343)
Credit Suisse International	USD	113	RUB	3,987	8/14/14	2,880
Credit Suisse International	GBP	267	USD	447	9/17/14	(9,564)
Deutsche Bank AG	EUR	267	USD	366	8/14/14	558
Goldman Sachs Bank USA	BRL	3,157	USD	1,433	7/02/14	4,541
Goldman Sachs Bank USA	USD	1,418	BRL	3,157	7/02/14	11,106
Goldman Sachs Bank USA	BRL	1,416	USD	634	8/04/14	(583)
Goldman Sachs Bank USA	USD	888	EUR	643	8/14/14	(7,121)
Goldman Sachs Bank USA	USD	1,147	NZD	1,319	8/14/14	3,354
HSBC Bank USA	JPY	400,000	USD	3,920	7/28/14	(29,648)
HSBC Bank USA	GBP	304	USD	509	8/14/14	(11,352)
HSBC Bank USA	HKD	6,426	USD	829	8/14/14	389
HSBC Bank USA	USD	808	AUD	869	8/14/14	8,781
HSBC Bank USA	USD	892	GBP	525	8/14/14	6,666
HSBC Bank USA	AUD	701	USD	642	9/17/14	(14,965)
JPMorgan Chase Bank, NA	USD	773	SEK	5,144	9/17/14	(3,638)
Morgan Stanley & Co., Inc.	JPY	41,648	USD	409	8/14/14	(2,218)
Morgan Stanley & Co., Inc.	USD	1,166	CHF	1,039	8/14/14	6,543
Morgan Stanley & Co., Inc.	USD	485	JPY	49,346	9/17/14	2,206
Royal Bank of Scotland PLC	NZD	3,924	USD	3,390	8/07/14	(34,376)
Royal Bank of Scotland PLC	USD	1,267	GBP	754	8/14/14	22,667
Standard Chartered Bank	CNY	3,911	USD	632	8/14/14	(2,273)
Standard Chartered Bank	HKD	9,784	USD	1,262	8/14/14	572
State Street Bank & Trust Co.	USD	159	BRL	362	7/02/14	4,453
State Street Bank & Trust Co.	CAD	272	USD	250	7/11/14	(4,383)
State Street Bank & Trust Co.	EUR	875	USD	1,192	7/11/14	(6,491)
State Street Bank & Trust Co.	USD	91	CAD	99	7/11/14	1,559
State Street Bank & Trust Co.	USD	20	EUR	15	7/11/14	93
State Street Bank & Trust Co.	USD	94	NZD	108	8/07/14	46
State Street Bank & Trust Co.	AUD	69	USD	64	8/14/14	(1,320)
State Street Bank & Trust Co.	CHF	1557	USD	1,797	8/14/14	18,125
State Street Bank & Trust Co.	CHF	57	USD	64	8/14/14	(365)
State Street Bank & Trust Co.	EUR	649	USD	884	8/14/14	(4,588)
State Street Bank & Trust Co.	GBP	1,244	USD	2,097	8/14/14	(31,480)
State Street Bank & Trust Co.	HKD	2,281	USD	294	8/14/14	109
State Street Bank & Trust Co.	JPY	23,922	USD	232	8/14/14	(4,156)
State Street Bank & Trust Co.	NOK	381	USD	64	8/14/14	1,828
State Street Bank & Trust Co.	SEK	423	USD	64	8/14/14	828
State Street Bank & Trust Co.	SGD	80	USD	64	8/14/14	(266)
State Street Bank & Trust Co.	USD	673	AUD	726	8/14/14	9,231
State Street Bank & Trust Co.	USD	1,092	CHF	966	8/14/14	(2,616)
State Street Bank & Trust Co.	USD	1,786	EUR	1,294	8/14/14	(14,333)
State Street Bank & Trust Co.	USD	447	GBP	266	8/14/14	8,180
State Street Bank & Trust Co.	USD	263	NOK	1,562	8/14/14	(9,068)

21

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	156	SEK	1,050	8/14/14	$1,223
State Street Bank & Trust Co.	USD	1,568	SEK	10,201	8/14/14	(42,287)
State Street Bank & Trust Co.	USD	411	SGD	513	8/14/14	752
State Street Bank & Trust Co.	GBP	177	USD	301	8/21/14	(2,441)
State Street Bank & Trust Co.	CAD	343	USD	315	9/17/14	(5,905)
State Street Bank & Trust Co.	EUR	425	USD	576	9/17/14	(6,462)
State Street Bank & Trust Co.	USD	189	NZD	224	9/17/14	5,750
State Street Bank & Trust Co.	USD	173	SEK	1,158	9/17/14	573
UBS AG	BRL	3,519	USD	1,547	7/02/14	(45,513)
UBS AG	USD	1,598	BRL	3,519	7/02/14	(5,062)
UBS AG	USD	406	JPY	41,037	8/14/14	(546)
UBS AG	USD	1,114	NOK	6,685	9/17/14	(27,440)

						$(335,753)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.71%	$2,871	$(267,715)	$(164,277)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.58	4,100	(82,608)	(24,957)

				$(350,323)	$(189,234)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD	5,830	5/08/17	3 Month BBSW	3.03%	$26,407

22

AllianceBernstein Variable Products Series Fund

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
BNP Paribas SA:
Anadarko Petroleum Corp. 5.95%, 9/15/16, 9/20/17*	1.00%	0.20%	$530	$13,893	$(11,566)	$25,459
Credit Suisse International:
Kohl’s Corp., 6.25%, 12/15/2017, 6/20/2019*	1.00	1.14	142	(1,078)	(1,907)	829

				$12,815	$(13,473)	$26,288

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,970	1/30/17	1.059%	3 Month LIBOR	$(19,991)
JPMorgan Chase Bank, NA	2,200	2/07/22	2.043%	3 Month LIBOR	20,511

					$520

23

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate market value of these securities amounted to $28,395,240 or 7.3% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Floating Rate Security. Stated interest rate was in effect at June 30, 2014.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2014.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

ARMs—Adjustable Rate Mortgages

BBSW—Bank Bill Swap Reference Rate (Australia)

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GDR—Global Depositary Receipt

GO—General Obligation

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

24

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $342,351,682)	$402,272,361	(a)
Affiliated issuers (cost $4,201,359—investment of cash collateral for securities loaned)	4,201,359
Due from broker	198,468	(b)
Foreign currencies, at value (cost $725,719)	729,757
Receivable for investment securities sold and foreign currency transactions	3,954,697
Interest and dividends receivable	1,479,772
Receivable for capital stock sold	961,850
Unrealized appreciation on forward currency exchange contracts	147,986
Unrealized appreciation on credit default swaps	26,288
Unrealized appreciation on interest rate swaps	20,511
Receivable for variation margin on centrally cleared credit default swaps	2,025
Receivable for variation margin on centrally cleared interest rate swaps	1,140
Receivable for variation margin on futures	727

Total assets	413,996,941

LIABILITIES
Due to custodian	2,029
Payable for investment securities purchased and foreign currency transactions	19,383,057
Payable for collateral received on securities loaned	4,201,359
Unrealized depreciation on forward currency exchange contracts	483,739
Payable for capital stock redeemed	282,041
Advisory fee payable	169,934
Distribution fee payable	69,441
Administrative fee payable	29,630
Unrealized depreciation on interest rate swaps	19,991
Upfront premium received on credit default swaps	13,473
Transfer Agent fee payable	211
Accrued expenses and other liabilities	115,750

Total liabilities	24,770,655

NET ASSETS	$389,226,286

COMPOSITION OF NET ASSETS
Capital stock, at par	$26,933
Additional paid-in capital	243,998,743
Undistributed net investment income	12,714,132
Accumulated net realized gain on investment and foreign currency transactions	73,040,424
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	59,446,054

	$389,226,286

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$39,310,518	2,694,619	$14.59
B	$349,915,768	24,237,902	$14.44

(a)	Includes securities on loan with a value of $4,040,965 (see Note E).

(b)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

25

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $154,438)	$3,788,414
Affiliated issuers	940
Interest	2,402,211
Securities lending income	33,805
Consent fee income	525

	6,225,895

EXPENSES
Advisory fee (see Note B)	1,054,868
Distribution fee—Class B	430,441
Transfer agency—Class A	438
Transfer agency—Class B	3,839
Custodian	140,178
Printing	37,637
Administrative	28,194
Audit	27,877
Legal	21,490
Directors’ fees	2,255
Miscellaneous	20,088

Total expenses	1,767,305

Net investment income	4,458,590

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	20,571,601	(a)
Futures	17,566
Swaps	(70,239)
Foreign currency transactions	16,356
Net change in unrealized appreciation/depreciation of:
Investments	(2,482,177	)(b)
Futures	(17,903)
Swaps	(105,474)
Foreign currency denominated assets and liabilities	(617,641)

Net gain on investment and foreign currency transactions	17,312,089

NET INCREASE IN NET ASSETS FROM OPERATIONS	$21,770,679

(a)	Net of foreign capital gains taxes of $134.

(b)	Net of increase in accrued foreign capital gains taxes of $8,289.

See notes to financial statements.

26

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,458,590		$8,174,070
Net realized gain on investment and foreign currency transactions	20,535,284		69,320,025
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,223,195)		3,853,752

Net increase in net assets from operations	21,770,679		81,347,847
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,021,098)
Class B	–0	–	(11,602,037)
CAPITAL STOCK TRANSACTIONS
Net decrease	(25,121,120)		(226,090,311)

Total decrease	(3,350,441)		(157,365,599)
NET ASSETS
Beginning of period	392,576,727		549,942,326

End of period (including undistributed net investment income of $12,714,132 and $8,255,542, respectively)	$389,226,286		$392,576,727

See notes to financial statements.

27

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

28

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

29

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer.

Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$25,263,350		$12,385,896		$–0	–	$37,649,246
Consumer Discretionary	26,372,397		10,147,096		–0	–	36,519,493
Information Technology	28,957,547		3,363,475		–0	–	32,321,022
Health Care	23,510,251		5,145,640		–0	–	28,655,891
Industrials	14,097,328		11,311,685		–0	–	25,409,013
Consumer Staples	11,893,744		6,740,769		–0	–	18,634,513
Energy	12,689,526		2,166,572		–0	–	14,856,098
Equity: Other	6,165,136		7,680,658		–0	–	13,845,794
Retail	4,785,475		2,712,609		–0	–	7,498,084
Materials	3,286,704		3,402,176		–0	–	6,688,880
Residential	3,397,769		3,031,096		–0	–	6,428,865
Telecommunication Services	1,995,072		2,872,045		–0	–	4,867,117
Office	3,036,175		1,588,850		–0	–	4,625,025
Utilities	3,686,139		916,331		–0	–	4,602,470
Lodging	2,987,337		227,992		–0	–	3,215,329
Funds and Investment Trusts	346,703		–0	–	–0	–	346,703
Mortgage	292,056		–0	–	–0	–	292,056
Corporates—Investment Grades	–0	–	35,935,623		–0	–	35,935,623
Mortgage Pass-Throughs	–0	–	25,303,248		–0	–	25,303,248
Governments—Treasuries	–0	–	19,578,989		–0	–	19,578,989
Asset-Backed Securities	–0	–	15,399,383		2,971,501		18,370,884
Commercial Mortgage-Backed Securities	–0	–	9,481,798		2,714,905		12,196,703
Agencies	–0	–	4,227,442		–0	–	4,227,442
Corporates—Non-Investment Grades	–0	–	4,039,501		–0	–	4,039,501
Quasi-Sovereigns	–0	–	3,287,745		–0	–	3,287,745
Collateralized Mortgage Obligations	–0	–	–0	–	2,788,839		2,788,839
Inflation-Linked Securities	–0	–	2,817,727		–0	–	2,817,727
Preferred Stocks	731,803		–0	–	–0	–	731,803
Governments—Sovereign Bonds	–0	–	554,918		–0	–	554,918
Emerging Markets—Corporate Bonds	–0	–	524,664		–0	–	524,664
Local Governments—Municipal Bonds	–0	–	508,958		–0	–	508,958
Governments—Sovereign Agencies	–0	–	97,221		–0	–	97,221
Warrants	3,776		89,937		–0	–	93,713
Short-Term Investments	–0	–	24,758,784		–0	–	24,758,784
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,201,359		–0	–	–0	–	4,201,359

Total Investments in Securities	177,699,647		220,298,828		8,475,245		406,473,720

30

AllianceBernstein Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Other Financial Instruments*:
Assets:
Futures	$14,521		$–0	–	$–0	–	$14,521	#
Forward Currency Exchange Contracts	–0	–	147,986		–0	–	147,986
Centrally Cleared Interest Rate Swaps	–0	–	26,407		–0	–	26,407	#
Credit Default Swaps	–0	–	26,288		–0	–	26,288
Interest Rate Swaps	–0	–	20,511		–0	–	20,511
Liabilities:
Futures	(17,762)		–0	–	–0	–	(17,762	)#
Forward Currency Exchange Contracts	–0	–	(483,739)		–0	–	(483,739)
Centrally Cleared Credit Default Swaps	–0	–	(189,234)		–0	–	(189,234	)#
Interest Rate Swaps	–0	–	(19,991)		–0	–	(19,991)

Total+	$177,696,406		$219,827,056		$8,475,245		$405,998,707

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 12/31/13	$2,233,195		$845,923		$1,527,063
Accrued discounts/(premiums)	3,226		(2,008)		8,268
Realized gain (loss)	6,408		(4,609)		4,536
Change in unrealized appreciation/depreciation	14,576		10,618		151,709
Purchases	1,487,878		1,905,506		1,171,775
Sales	(773,782)		(40,525)		(74,512)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/14	$2,971,501		$2,714,905		$2,788,839

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/14*	$14,711		$10,618		$151,741

	Total
Balance as of 12/31/13	$4,606,181
Accrued discounts/(premiums)	9,486
Realized gain (loss)	6,335
Change in unrealized appreciation/depreciation	176,903
Purchases	4,565,159
Sales	(888,819)
Transfers in to Level 3	–0	–
Transfers out of Level 3	–0	–

Balance as of 6/30/14	$8,475,245

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/14*	$177,070

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

31

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at June 30, 2014:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$2,971,501	Third Party Vendor	Evaluated Quotes	$70.27-$100.67/ $96.83
Commercial Mortgage-Backed Securities	$2,315,273	Third Party Vendor	Evaluated Quotes	$103.72-$112.61/ $111.08
	$399,632	Qualitative Assessment	Transaction Price	$100.00/$100.00
Collateralized Mortgage Obligations	$2,788,839	Third Party Vendor	Evaluated Quotes	$61.94-$114.60/ $92.80

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

32

AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2014, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $28,194.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $134,417, of which $185 and $75, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

33

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$95,271,732	$115,545,594
U.S. government securities	125,060,965	129,399,756

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Gross unrealized appreciation	$62,883,116
Gross unrealized depreciation	(2,962,437)

Net unrealized appreciation	$59,920,679

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

34

AllianceBernstein Variable Products Series Fund

During the six months ended June 30, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2014, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such

35

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2014, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended June 30, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

36

AllianceBernstein Variable Products Series Fund

At June 30, 2014, the Portfolio had Sale Contracts outstanding with a Maximum Payout Amount of $671,784, with net unrealized appreciation of $26,288, and a term of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of June 30, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2014, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $343,301. If a trigger event had occurred at June 30, 2014, for those derivatives in a net liability position, an amount of $343,301 would be required to be posted by the Portfolio.

At June 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$14,521	*	Receivable/Payable for variation margin on futures	$17,762	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	147,986		Unrealized depreciation on forward currency exchange contracts	483,739
Interest rate contracts	Unrealized appreciation on interest rate swaps	20,511		Unrealized depreciation on interest rate swaps	19,991
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	26,407	*
Credit contracts	Unrealized appreciation on credit default swaps	26,288
Credit contracts				Receivable/Payable for variation margin on centrally cleared credit default swaps	189,234	*

Total		$235,713			$710,726

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

37

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$14,148	$(3,241)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,418	(14,662)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(28,037)	(623,621)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(27,909)	(54,979)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(42,330)	(50,495)

Total		$(80,710)	$(746,998)

The following table represents the volume of the Portfolio’s derivative transactions during the six month ended June 30, 2014:

Futures:
Average original value of buy contracts	$2,499,556
Average original value of sale contracts	$4,132,430	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$22,938,732
Average principal amount of sale contracts	$31,205,462

Interest Rate Swaps:
Average notional amount	$4,170,000

Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,461,543	(b)

Credit Default Swaps:
Average notional amount of sale contracts	$570,510

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,810,286

(a)	Positions were open for three months during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

38

AllianceBernstein Variable Products Series Fund

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset	Cash Collateral Received	Securities Collateral Received	Net Amount of Derivatives Assets
Barclays Bank PLC	$7,143	$(4,646)	$–0	–	$–0	–	$2,497
BNP Paribas SA	31,723	(31,723)	–0	–	–0	–	–0	–
Credit Suisse International	2,880	(2,880)	–0	–	–0	–	–0	–
Deutsche Bank AG	558	–0	–	–0	–	558
Goldman Sachs Bank USA	19,001	(7,704)	–0	–	–0	–	11,297
HSBC Bank USA	15,836	(15,836)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	20,511	(20,511)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	8,749	(2,218)	–0	–	–0	–	6,531
Exchange-Traded Morgan Stanley & Co., LLC*	3,165	–0	–	–0	–	3,165
Exchange-Traded New Edge USA, LLC*	727	–0	–	–0	–	–0	–	727
Royal Bank of Scotland PLC	22,667	(22,667)	–0	–	–0	–	–0	–
Standard Chartered Bank	572	(572)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	52,750	(52,750)	–0	–	–0	–	–0	–

Total	$186,282	$(161,507)	$–0	–	$–0	–	$24,775

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount of Derivatives Liabilities
Barclays Bank PLC	$4,646	$(4,646)	$–0	–	$–0	–	$–0	–
BNP Paribas SA	89,076	(31,723)	–0	–	–0	–	57,353
Citibank, NA	14,806	–0	–	–0	–	–0	–	14,806
Credit Suisse International	55,393	(2,880)	–0	–	–0	–	52,513
Goldman Sachs Bank USA	7,704	(7,704)	–0	–	–0	–	–0	–
HSBC Bank USA	55,965	(15,836)	–0	–	–0	–	40,129
JPMorgan Chase Bank, NA	23,629	(20,511)	–0	–	–0	–	3,118
Morgan Stanley & Co., Inc.	2,218	(2,218)	–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	34,376	(22,667)	–0	–	–0	–	11,709
Standard Chartered Bank	2,273	(572)	–0	–	–0	–	1,701
State Street Bank & Trust Co.	136,161	(52,750)	–0	–	–0	–	83,411
UBS AG	78,561	–0	–	–0	–	–0	–	78,561

Total	$504,808	$(161,507)	$–0	–	$–0	–	$343,301

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at June 30, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The

39

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2014, the Portfolio earned drop income of $257,801 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2014, the Portfolio had securities on loan with a value of $4,040,965 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,201,359. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $33,805 and $940 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$2,813	$24,648	$23,260	$4,201

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	9,542		80,998	$134,390		$1,056,312
Shares issued in reinvestment of dividends	–0	–	79,898	–0	–	1,021,098
Shares redeemed	(307,751)		(616,652)	(4,288,838)		(7,969,589)

Net decrease	(298,209)		(455,756)	$(4,154,448)		$(5,892,179)

Class B
Shares sold	961,228		4,378,738	$13,403,704		$56,132,152
Shares issued in reinvestment of dividends	–0	–	914,987	–0	–	11,602,037
Shares redeemed	(2,469,303)		(21,843,744)	(34,370,376)		(287,932,321)

Net decrease	(1,508,075)		(16,550,019)	$(20,966,672)		$(220,198,132)

40

AllianceBernstein Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$12,623,135	$10,577,383

Total taxable distributions paid	$12,623,135	$10,577,383

41

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,697,868
Undistributed capital gains	54,486,946
Accumulated capital and other losses	–0	–(a)
Unrealized appreciation/(depreciation)	56,245,116	(b)

Total accumulated earnings/(deficit)	$123,429,930

(a)	During the fiscal year ended December 31, 2013, the Portfolio utilized $8,325,654 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, passive foreign investment companies (PFICs) and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

42

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net asset value, beginning of period	$13.77		$12.12	$10.90	$11.48	$10.66		$8.63

Income From Investment Operations
Net investment income (a)	.18		.23	.22	.23	.23		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64		1.74	1.25	(.53)	.88		1.89

Net increase (decrease) in net asset value from operations	.82		1.97	1.47	(.30)	1.11		2.13

Less: Dividends
Dividends from net investment income	–0	–	(.32)	(.25)	(.28)	(.29)		(.10)

Net asset value, end of period	$14.59		$13.77	$12.12	$10.90	$11.48		$10.66

Total Return
Total investment return based on net asset value (b)	5.96%		16.49%	13.63%	(2.81)%*	10.61	%*	24.88%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,310		$41,222	$41,801	$55,395	$68,914		$73,120
Ratio to average net assets of:
Expenses	.70	%^	.65%	.65%	.66%	.68	%+	.69%
Net investment income	2.55	%^	1.76%	1.91%	2.03%	2.14	%+	2.66%
Portfolio turnover rate **	58%		117%	90%	94%	101%		85%

See footnote summary on page 44.

43

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net asset value, beginning of period	$13.65		$12.01	$10.80	$11.38	$10.58		$8.58

Income From Investment Operations
Net investment income (a)	.16		.19	.19	.20	.20		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.63		1.74	1.24	(.53)	.87		1.86

Net increase (decrease) in net asset value from operations	.79		1.93	1.43	(.33)	1.07		2.08

Less: Dividends
Dividends from net investment income	–0	–	(.29)	(.22)	(.25)	(.27)		(.08)

Net asset value, end of period	$14.44		$13.65	$12.01	$10.80	$11.38		$10.58

Total Return
Total investment return based on net asset value (b)	5.79%		16.27%	13.38%	(3.06)%*	10.30	%*	24.45%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$349,916		$351,355	$508,141	$483,047	$518,572		$458,669
Ratio to average net assets of:
Expenses	.95	%^	.90%	.90%	.91%	.93	%+	.95%
Net investment income	2.30	%^	1.49%	1.67%	1.78%	1.89	%+	2.36%
Portfolio turnover rate **	58%		117%	90%	94%	101%		85%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 by 0.02%, 0.03% and 0.06%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

44

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Portfolio	Net Assets 06/30/13 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Category
Balanced Wealth Strategy Portfolio	$554.6	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	Balanced

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,528 (0.008% of the Portfolio’s average daily net assets) for providing such services.

1	The information in the fee evaluation was completed on July 25, 2013 and discussed with the Board of Directors on August 6-8, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

45

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The agreement for such reimbursement is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. All share classes of the Portfolio were operating below their expense caps during the most recently completed fiscal year. Accordingly, the expense limitation was of no effect. Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/12)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75% Class B 1.00%	0.65% 0.90%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 However, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

The Adviser manages The AllianceBernstein Portfolios—Balanced Wealth Strategy (“TAP—Balanced Wealth Strategy”), a retail mutual fund which has a substantially similar investment style as the Portfolio.5 The Adviser also manages

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

46

AllianceBernstein Variable Products Series Fund

AllianceBernstein Global Risk Allocation Fund, Inc. (“Global Risk Allocation Fund, Inc.”), a retail mutual fund in the Balanced category. The advisory fee schedules of TAP – Balanced Wealth Strategy and Global Risk Allocation Fund, Inc. are shown in the table below.6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Balanced Wealth Strategy Portfolio	TAP—Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

	Global Risk Allocation Fund, Inc.[7]	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral[8]	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s contractual management fee10 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”)11.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	There was no change to the advisory fee schedule of AllianceBernstein Global Risk Allocation Fund, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category.

7	Prior to October 8, 2012, AllianceBernstein Global Risk Allocation Fund, Inc. was known as AllianceBernstein Balanced Shares, Inc. and had a different investment strategy that was similar to the Portfolio. The advisory fee schedule of the retail mutual fund was not affected by the NYAG settlement since the retail mutual fund had lower breakpoints than that of the NYAG related category

8	This ITM is privately placed or institutional.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

47

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[12]	Lipper EG Median (%)	Lipper EG Rank
Balanced Wealth Strategy Portfolio	0.550	0.550	6/13

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.13

Portfolio	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Balanced Wealth Strategy Portfolio	0.650	0.711	5/13	0.712	12/28

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $1,266,577 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $2,982,355 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A total expense ratio.

48

AllianceBernstein Variable Products Series Fund

compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,385 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2012.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

49

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $435 billion as of June 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year net performance returns and rankings19 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended May 31, 2013.21

Portfolio	Portfolio Return (%)	Lipper PG Median (%)	Lipper PU Median (%)	Lipper PG Rank	Lipper PU Rank
Balanced Wealth Strategy Portfolio
1 year	18.20	18.15	18.29	6/13	15/28
3 year	10.18	10.76	11.10	9/11	19/26
5 year	3.26	5.08	5.27	8/11	20/24

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2013.22

	Periods Ending May 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy Portfolio	18.20	10.18	3.26	5.25
60% S&P 500 Stock Index / 40% Barclays Capital U.S. Aggregate Bond Index	16.12	12.11	5.91	6.42
S&P 500 Stock Index	27.28	16.87	5.43	6.38
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.18
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 5, 2013

19	The performance rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio shown were provided by Lipper.

20	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

50

VPS-BW-0152-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Dynamic Asset Allocation Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,042.60	$4.25	0.84%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.63	$4.21	0.84%

Class B
Actual	$1,000	$1,041.90	$5.52	1.09%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.39	$5.46	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$92,904,717	21.0%
SPDR S&P 500 ETF Trust	34,085,616	7.7
iShares Core MSCI Emerging Markets ETF	5,034,546	1.1
Vanguard REIT ETF	4,996,393	1.1
iShares MSCI EAFE ETF	2,744,167	0.6
Apple, Inc.	2,106,351	0.5
Vanguard Mid-Cap ETF	2,069,605	0.5
Vanguard Small-Cap ETF	1,941,850	0.4
Exxon Mobil Corp.	1,619,639	0.4
Google, Inc.	1,205,188	0.3

	$148,708,072	33.6%

PORTFOLIO BREAKDOWN**

June 30, 2014 (unaudited)

ASSET CLASSES	CURRENT ALLOCATION
Equities
U.S. Large Cap	24.9%
International Large Cap	26.3
U.S. Mid-Cap	4.5
U.S. Small-Cap	4.5
Emerging Market Equities	2.4
Real Estate Equities	3.0

Sub-total	65.6

Fixed Income
U.S. Bonds	30.9

Cash	3.5

Total	100.0%

SECURITY TYPE BREAKDOWN†

June 30, 2014 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$126,246,930	29.0%
Governments—Treasuries	92,904,717	21.4
Investment Companies	50,872,177	11.7
Rights	1,004	0.0
Warrants	761	0.0
Short-Term Investments	164,673,179	37.9

Total Investments	$434,698,768	100.0%

*	Long-term investments.

**	All data are as of June 30, 2014. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–28.5%
FINANCIALS–5.9%
BANK–2.7%
Aozora Bank Ltd.	6,000	$19,727
Australia & New Zealand Banking Group Ltd.	12,253	385,289
Banco Bilbao Vizcaya Argentaria SA	25,822	329,112
Banco de Sabadell SA	15,417	52,622
Banco Espirito Santo SA(a)(b)	10,016	8,241
Banco Popular Espanol SA	7,493	50,056
Banco Santander SA	54,297	567,363
Bank Hapoalim BM	4,812	27,794
Bank Leumi Le-Israel BM(b)	6,125	23,873
Bank of America Corp.	39,195	602,427
Bank of East Asia Ltd.	9,600	39,802
Bank of Ireland(b)	104,450	35,247
Bank of Kyoto Ltd. (The)	2,000	18,201
Bank of Yokohama Ltd. (The)	5,000	28,795
Bankia SA(b)	22,531	43,680
Barclays PLC	73,537	267,879
BB&T Corp.	2,550	100,547
Bendigo and Adelaide Bank Ltd.	3,446	39,646
BNP Paribas SA	4,761	323,552
BOC Hong Kong Holdings Ltd.	10,000	28,971
CaixaBank SA	7,628	47,057
Chiba Bank Ltd. (The)	3,000	21,189
Citigroup, Inc.	11,129	524,176
Comerica, Inc.	650	32,604
Commerzbank AG(b)	4,351	68,194
Commonwealth Bank of Australia	7,198	548,977
Credit Agricole SA	4,188	59,130
Danske Bank A/S	2,928	82,770
DBS Group Holdings Ltd.	8,000	107,598
DnB ASA	4,364	79,736
Erste Group Bank AG	1,151	37,215
Fifth Third Bancorp	3,240	69,174
Fukuoka Financial Group, Inc.	4,000	19,320
Hang Seng Bank Ltd.	2,100	34,373
HSBC Holdings PLC	84,291	855,138
Huntington Bancshares, Inc./OH	3,015	28,763
Intesa Sanpaolo SpA	52,270	161,270
Joyo Bank Ltd. (The)	3,000	16,003
JPMorgan Chase & Co.	13,815	796,020
KBC Groep NV(b)	1,196	65,064
KeyCorp	3,275	46,931
Lloyds Banking Group PLC(b)	256,785	326,392
M&T Bank Corp.	465	57,683

Mitsubishi UFJ Financial Group, Inc.	56,900	$349,293
Mizrahi Tefahot Bank Ltd.	973	12,579
Mizuho Financial Group, Inc.	102,500	210,689
National Australia Bank Ltd.	10,463	323,398
Natixis	9,006	57,800
Nordea Bank AB	12,659	178,466
Oversea-Chinese Banking Corp., Ltd.	12,000	92,041
PNC Financial Services Group, Inc. (The)	1,980	176,319
Raiffeisen Bank International AG	527	16,801
Regions Financial Corp.	5,025	53,366
Resona Holdings, Inc.	8,400	48,950
Royal Bank of Scotland Group PLC(b)	9,565	53,757
Seven Bank Ltd.	5,324	21,771
Shinsei Bank Ltd.(a)	12,000	27,028
Shizuoka Bank Ltd. (The)	4,000	43,268
Skandinaviska Enskilda Banken AB–Class A	4,967	66,298
Societe Generale SA	3,136	164,460
Standard Chartered PLC	10,809	220,937
Sumitomo Mitsui Financial Group, Inc.	5,700	239,154
Sumitomo Mitsui Trust Holdings, Inc.	15,000	68,557
SunTrust Banks, Inc.	1,940	77,716
Suruga Bank Ltd.	1,000	19,424
Svenska Handelsbanken AB–Class A	2,228	108,948
Swedbank AB–Class A	4,044	107,114
UniCredit SpA	19,853	165,998
Unione di Banche Italiane SCpA	5,202	44,951
United Overseas Bank Ltd.	6,000	108,496
US Bancorp/MN	6,665	288,728
Wells Fargo & Co.	17,625	926,370
Westpac Banking Corp.	13,859	443,296
Zions Bancorporation	630	18,566

		11,812,140

CAPITAL MARKETS–0.6%
3i Group PLC	4,278	29,400
Aberdeen Asset Management PLC	3,678	28,544
Affiliated Managers Group, Inc.(b)	207	42,518
Ameriprise Financial, Inc.	745	89,400
Bank of New York Mellon Corp. (The)	4,215	157,978
BlackRock, Inc.–Class A	477	152,449
Charles Schwab Corp. (The)	4,240	114,183
Credit Suisse Group AG(b)	6,750	191,966

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Daiwa Securities Group, Inc.	7,000	$60,650
Deutsche Bank AG (REG)	5,812	204,263
E*Trade Financial Corp.(b)	1,020	21,685
Franklin Resources, Inc.	1,470	85,025
Goldman Sachs Group, Inc. (The)	1,538	257,523
Hargreaves Lansdown PLC	1,481	31,355
ICAP PLC	4,211	27,359
Invesco Ltd.	1,580	59,645
Investec PLC	2,464	22,701
Julius Baer Group Ltd.(b)	1,220	50,263
Legg Mason, Inc.	360	18,472
Macquarie Group Ltd.	1,286	72,342
Mediobanca SpA(b)	3,505	34,901
Morgan Stanley	5,070	163,913
Nomura Holdings, Inc.	16,200	114,750
Northern Trust Corp.	810	52,010
Partners Group Holding AG	158	43,165
Schroders PLC	729	31,239
State Street Corp.	1,585	106,607
T Rowe Price Group, Inc.	975	82,300
UBS AG (REG)(b)	16,277	298,431

		2,645,037

CONSUMER FINANCE–0.2%
Acom Co., Ltd.(b)	6,200	29,529
AEON Financial Service Co., Ltd.	800	20,923
American Express Co.	3,410	323,507
Capital One Financial Corp.	2,113	174,534
Credit Saison Co., Ltd.	700	14,574
Discover Financial Services	1,760	109,085
Navient Corp.	1,600	28,336

		700,488

DIVERSIFIED FINANCIAL SERVICES–0.5%
ASX Ltd.	1,453	48,849
Berkshire Hathaway, Inc.–Class B(b)	6,630	839,093
CME Group, Inc./IL–Class A	1,150	81,592
Deutsche Boerse AG	862	66,835
Eurazeo SA	422	35,116
Exor SpA(a)	1,279	52,468
Friends Life Group Ltd.	6,320	34,079
Groupe Bruxelles Lambert SA	360	37,416
Hong Kong Exchanges and Clearing Ltd.	4,900	91,283
ING Groep NV(b)	17,105	240,026
Intercontinental Exchange, Inc.	416	78,582
Investment AB Kinnevik–Class B	2,015	85,856
Investor AB–Class B	1,705	63,888
Japan Exchange Group, Inc.	900	22,182

Leucadia National Corp.	1,105	$28,973
London Stock Exchange Group PLC	969	33,268
McGraw Hill Financial, Inc.	1,010	83,860
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	20,119
Moody’s Corp.	695	60,924
NASDAQ OMX Group, Inc. (The)	410	15,834
ORIX Corp.	5,580	92,521
Pargesa Holding SA	255	22,888
Singapore Exchange Ltd.	3,000	16,733
Wendel SA	398	57,020

		2,209,405

INSURANCE–1.1%
ACE Ltd.	1,235	128,070
Admiral Group PLC	819	21,701
Aegon NV	6,317	55,106
Aflac, Inc.	1,705	106,136
Ageas	943	37,608
AIA Group Ltd.	53,781	270,576
Allianz SE	2,036	339,837
Allstate Corp. (The)	1,650	96,888
American International Group, Inc.	5,402	294,841
AMP Ltd.	13,149	65,730
Aon PLC	1,115	100,450
Assicurazioni Generali SpA	5,214	114,189
Assurant, Inc.	260	17,043
Aviva PLC	13,159	114,809
Chubb Corp. (The)	910	83,875
Cincinnati Financial Corp.	510	24,500
CNP Assurances	1,570	32,585
Dai-ichi Life Insurance Co., Ltd. (The)	3,800	56,630
Direct Line Insurance Group PLC	6,949	32,069
Genworth Financial, Inc.– Class A(b)	1,785	31,059
Gjensidige Forsikring ASA	1,479	26,523
Hannover Rueck SE	377	33,949
Hartford Financial Services Group, Inc. (The)	1,625	58,191
Insurance Australia Group Ltd.	10,333	56,914
Legal & General Group PLC	26,411	101,748
Lincoln National Corp.	940	48,354
Loews Corp.	1,090	47,971
Mapfre SA(a)	3,353	13,360
Marsh & McLennan Cos., Inc.	1,990	103,122
MetLife, Inc.	4,120	228,907
MS&AD Insurance Group Holdings, Inc.	2,300	55,588
Muenchener Rueckversicherungs AG	801	177,380

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

NKSJ Holdings, Inc.	1,000	$26,945
Old Mutual PLC	21,822	73,747
Principal Financial Group, Inc.	990	49,975
Progressive Corp. (The)	1,995	50,593
Prudential Financial, Inc.	1,715	152,241
Prudential PLC	11,428	261,832
QBE Insurance Group Ltd.	5,358	54,878
RSA Insurance Group PLC	4,554	37,005
Sampo–Class A	2,010	101,610
SCOR SE	935	32,195
Sony Financial Holdings, Inc.	875	14,938
Standard Life PLC	10,591	67,756
Suncorp Group Ltd.	5,745	73,363
Swiss Life Holding AG(b)	249	59,023
Swiss Re AG(b)	1,573	139,867
T&D Holdings, Inc.	2,600	35,364
Tokio Marine Holdings, Inc.	3,100	102,033
Torchmark Corp.	335	27,443
Travelers Cos., Inc. (The)	1,330	125,113
Tryg A/S	42	4,244
UnipolSai SpA	4,035	12,962
Unum Group	920	31,979
Vienna Insurance Group AG Wiener Versicherung Gruppe	190	10,172
XL Group PLC	1,010	33,057
Zurich Insurance Group AG(b)	662	199,385

		4,753,429

REAL ESTATE INVESTMENT TRUSTS (REITS)–0.5%
American Tower Corp.	1,465	131,821
Apartment Investment & Management Co.– Class A	525	16,942
AvalonBay Communities, Inc.	445	63,275
Boston Properties, Inc.	550	64,999
British Land Co. PLC	4,209	50,574
CapitaMall Trust	14,000	22,191
CFS Retail Property Trust Group(a)	11,279	21,690
Crown Castle International Corp.	1,220	90,597
Dexus Property Group	23,282	24,367
Equity Residential	1,240	78,120
Essex Property Trust, Inc.	228	42,159
Fonciere Des Regions	329	35,688
Gecina SA	253	36,863
General Growth Properties, Inc.	1,944	45,801
Goodman Group(a)	5,915	28,161
GPT Group	6,698	24,257

Hammerson PLC	3,205	$31,802
HCP, Inc.	1,630	67,449
Health Care REIT, Inc.	1,075	67,370
Host Hotels & Resorts, Inc.	2,750	60,527
ICADE	449	48,130
Intu Properties PLC	3,529	18,824
Japan Real Estate Investment Corp.	4	23,299
Japan Retail Fund Investment Corp.	8	17,998
Kimco Realty Corp.	1,480	34,010
Klepierre	695	35,413
Land Securities Group PLC	3,497	61,965
Link REIT (The)	6,000	32,303
Macerich Co. (The)	510	34,043
Mirvac Group	12,834	21,597
Nippon Building Fund, Inc.(a)	6	35,081
Nippon Prologis REIT, Inc.	5	11,661
Plum Creek Timber Co., Inc.	630	28,413
ProLogis, Inc.	1,820	74,784
Public Storage	530	90,815
Scentre Group(b)	33,578	101,321
Segro PLC	3,337	19,699
Simon Property Group, Inc.	1,166	193,882
Stockland(a)	6,911	25,277
Unibail-Rodamco SE	613	178,389
United Urban Investment Corp.	12	19,373
Ventas, Inc.	1,091	69,933
Vornado Realty Trust	635	67,774
Westfield Corp.	9,308	62,755
Weyerhaeuser Co.	2,140	70,813

		2,382,205

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aeon Mall Co., Ltd.	700	18,457
CapitaLand Ltd.	11,000	28,249
CapitaMalls Asia Ltd.	21,164	39,887
CBRE Group, Inc.– Class A(b)	1,015	32,521
Cheung Kong Holdings Ltd.	6,000	106,372
City Developments Ltd.	3,000	24,646
Daito Trust Construction Co., Ltd.	300	35,277
Daiwa House Industry Co., Ltd.	3,000	62,192
Deutsche Wohnen AG	1,334	28,735
Global Logistic Properties Ltd.	14,661	31,774
Hang Lung Properties Ltd.	14,000	43,174
Henderson Land Development Co., Ltd.	4,840	28,358
Hulic Co., Ltd.	2,197	28,978
IMMOFINANZ AG(b)	4,285	15,138
Kerry Properties Ltd.	8,500	29,711
Lend Lease Group	3,450	42,650

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Mitsubishi Estate Co., Ltd.	6,000	$148,233
Mitsui Fudosan Co., Ltd.	4,000	134,997
New World Development Co., Ltd.	22,000	25,045
Nomura Real Estate Holdings, Inc.	800	15,153
NTT Urban Development Corp.	1,600	18,019
Sino Land Co., Ltd.	16,000	26,255
Sumitomo Realty & Development Co., Ltd.	2,000	85,913
Sun Hung Kai Properties Ltd.	7,000	96,144
Swire Pacific Ltd.–Class A	2,000	24,604
Swire Properties Ltd.	25,389	74,198
Tokyo Tatemono Co., Ltd.	3,000	27,787
Tokyu Fudosan Holdings Corp.	2,000	15,786
Wharf Holdings Ltd.	4,000	28,906
Wheelock & Co., Ltd.	6,000	25,241

		1,342,400

THRIFTS & MORTGAGE FINANCE–0.0%
Hudson City Bancorp, Inc.	1,730	17,006
People’s United Financial, Inc.	1,165	17,673

		34,679

		25,879,783

HEALTH CARE–3.4%
BIOTECHNOLOGY–0.4%
Actelion Ltd. (REG)(b)	608	76,954
Alexion Pharmaceuticals, Inc.(b)	730	114,063
Amgen, Inc.	2,803	331,791
Biogen Idec, Inc.(b)	865	272,743
Celgene Corp.(b)	3,080	264,511
CSL Ltd.	2,196	137,849
Gilead Sciences, Inc.(b)	5,630	466,783
Grifols SA	757	41,363
Regeneron Pharmaceuticals, Inc.(b)	290	81,916
Vertex Pharmaceuticals, Inc.(b)	857	81,141

		1,869,114

HEALTH CARE EQUIPMENT & SUPPLIES–0.4%
Abbott Laboratories	5,665	231,698
Baxter International, Inc.	1,980	143,154
Becton Dickinson and Co.	730	86,359
Boston Scientific Corp.(b)	4,860	62,062
CareFusion Corp.(b)	740	32,819
Coloplast A/S–Class B	496	44,881
Covidien PLC	1,675	151,052
CR Bard, Inc.	315	45,048

DENTSPLY International, Inc.	480	$22,728
Edwards Lifesciences Corp.(b)	395	33,907
Essilor International SA	954	101,101
Getinge AB–Class B	2,013	52,711
Intuitive Surgical, Inc.(b)	155	63,829
Medtronic, Inc.	3,660	233,362
Olympus Corp.(b)	900	30,966
Smith & Nephew PLC	4,018	71,110
Sonova Holding AG	351	53,514
St Jude Medical, Inc.	1,065	73,751
Stryker Corp.	1,075	90,644
Sysmex Corp.	400	15,041
Terumo Corp.	1,400	31,364
Varian Medical Systems, Inc.(b)	395	32,840
William Demant Holding A/S(b)	158	14,348
Zimmer Holdings, Inc.	635	65,951

		1,784,240

HEALTH CARE PROVIDERS & SERVICES–0.4%
Aetna, Inc.	1,367	110,836
AmerisourceBergen Corp.–Class A	835	60,671
Cardinal Health, Inc.	1,245	85,357
CIGNA Corp.	1,015	93,349
DaVita HealthCare Partners, Inc.(b)	650	47,008
Express Scripts Holding Co.(b)	2,939	203,761
Fresenius Medical Care AG & Co. KGaA	961	64,657
Fresenius SE & Co. KGaA	558	83,218
Humana, Inc.	565	72,162
Laboratory Corp. of America Holdings(b)	325	33,280
McKesson Corp.	865	161,072
Medipal Holdings Corp.	1,500	21,267
Patterson Cos., Inc.	260	10,273
Quest Diagnostics, Inc.	500	29,345
Ramsay Health Care Ltd.	1,156	49,651
Ryman Healthcare Ltd.	1,663	12,449
Sonic Healthcare Ltd.	1,715	28,054
Suzuken Co., Ltd./Aichi Japan	600	22,351
Tenet Healthcare Corp.(b)	343	16,100
UnitedHealth Group, Inc.	3,685	301,249
WellPoint, Inc.	1,100	118,371

		1,624,481

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(b)	1,080	55,707
M3, Inc.	1,200	19,105

		74,812

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

LIFE SCIENCES TOOLS & SERVICES–0.1%
Agilent Technologies, Inc.	1,195	$68,641
PerkinElmer, Inc.	405	18,970
QIAGEN NV(b)	2,306	55,771
Thermo Fisher Scientific, Inc.	1,485	175,230
Waters Corp.(b)	295	30,810

		349,422

PHARMACEUTICALS–2.1%
AbbVie, Inc.	5,845	329,892
Actavis PLC(b)	638	142,306
Allergan, Inc./United States	1,100	186,142
Astellas Pharma, Inc.	9,500	124,930
AstraZeneca PLC	5,591	415,957
Bayer AG	3,693	520,983
Bristol-Myers Squibb Co.	6,065	294,213
Chugai Pharmaceutical Co., Ltd.	1,000	28,197
Daiichi Sankyo Co., Ltd.	3,000	56,075
Dainippon Sumitomo Pharma Co., Ltd.	1,400	16,112
Eisai Co., Ltd.	1,100	46,162
Eli Lilly & Co.	3,615	224,745
Forest Laboratories, Inc.(b)	865	85,635
GlaxoSmithKline PLC	21,996	585,647
Hisamitsu Pharmaceutical Co., Inc.	300	13,415
Hospira, Inc.(b)	580	29,795
Johnson & Johnson	10,355	1,083,340
Kyowa Hakko Kirin Co., Ltd.	1,000	13,548
Merck & Co., Inc.	10,755	622,177
Merck KGaA	408	35,380
Mitsubishi Tanabe Pharma Corp.	1,000	14,969
Mylan, Inc./PA(b)	1,405	72,442
Novartis AG	10,271	930,125
Novo Nordisk A/S–Class B	8,890	410,300
Ono Pharmaceutical Co., Ltd.	400	35,144
Orion Oyj–Class B	465	17,332
Otsuka Holdings Co., Ltd.	1,619	50,205
Perrigo Co. PLC	522	76,087
Pfizer, Inc.	23,786	705,968
Roche Holding AG	3,137	934,690
Sanofi	5,321	565,566
Santen Pharmaceutical Co., Ltd.	500	28,167
Shionogi & Co., Ltd.	1,000	20,887
Shire PLC	2,646	207,560
Taisho Pharmaceutical Holdings Co., Ltd.	172	12,547
Takeda Pharmaceutical Co., Ltd.	3,500	162,445
Teva Pharmaceutical Industries Ltd.	3,794	199,310

UCB SA	579	$48,985
Zoetis, Inc.	1,796	57,957

		9,405,337

		15,107,406

CONSUMER DISCRETIONARY–3.4%
AUTO COMPONENTS–0.2%
Aisin Seiki Co., Ltd.	900	35,825
BorgWarner, Inc.	830	54,108
Bridgestone Corp.	2,900	101,568
Cie Generale des Etablissements Michelin–Class B	815	97,313
Continental AG	499	115,374
Delphi Automotive PLC	1,041	71,558
Denso Corp.	2,200	105,095
GKN PLC	7,308	45,368
Goodyear Tire & Rubber Co. (The)	860	23,891
Johnson Controls, Inc.	2,480	123,827
NGK Spark Plug Co., Ltd.	1,000	28,234
NOK Corp.	700	14,075
Nokian Renkaat Oyj	503	19,611
Stanley Electric Co., Ltd.	500	13,045
Sumitomo Rubber Industries Ltd.	1,200	17,344
Toyota Industries Corp.	700	36,169
Valeo SA	339	45,485
Yokohama Rubber Co., Ltd. (The)	2,000	17,313

		965,203

AUTOMOBILES– 0.7%
Bayerische Motoren Werke AG	1,478	187,159
Daihatsu Motor Co., Ltd.	1,000	17,796
Daimler AG	4,296	401,309
Fiat SpA(b)	5,440	53,636
Ford Motor Co.	14,470	249,463
Fuji Heavy Industries Ltd.	3,000	83,186
General Motors Co.	4,766	173,006
Harley-Davidson, Inc.	800	55,880
Honda Motor Co., Ltd.	7,300	254,732
Isuzu Motors Ltd.	5,000	33,110
Mazda Motor Corp.	11,000	51,622
Mitsubishi Motors Corp.	2,400	26,521
Nissan Motor Co., Ltd.	11,100	105,111
Peugeot SA(b)	2,295	33,956
Porsche Automobil Holding SE (Preference Shares)	684	71,117
Renault SA	857	77,468
Suzuki Motor Corp.	1,600	50,195
Toyota Motor Corp.	12,300	736,433
Volkswagen AG	140	36,107
Volkswagen AG (Preference Shares)	734	192,247
Yamaha Motor Co., Ltd.	1,200	20,664

		2,910,718

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

DISTRIBUTORS–0.0%
Genuine Parts Co.	560	$49,168
Jardine Cycle & Carriage Ltd.	1,000	35,540

		84,708

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.	300	13,013
Graham Holdings Co.– Class B	61	43,805
Gree, Inc.(a)	682	5,980
H&R Block, Inc.	970	32,514

		95,312

HOTELS, RESTAURANTS & LEISURE–0.4%
Accor SA	750	38,982
Carnival Corp.	1,585	59,675
Carnival PLC	818	30,856
Chipotle Mexican Grill, Inc.–Class A(b)	144	85,321
Compass Group PLC	8,127	141,300
Crown Resorts Ltd.	2,537	36,161
Darden Restaurants, Inc.	470	21,747
Flight Centre Travel Group Ltd.(a)	471	19,737
Galaxy Entertainment Group Ltd.	8,911	70,991
Genting Singapore PLC	22,000	23,489
InterContinental Hotels Group PLC	1,228	50,804
Marriott International, Inc./DE–Class A	795	50,959
McDonald’s Corp.	3,680	370,723
McDonald’s Holdings Co. Japan Ltd.(a)	500	14,044
Oriental Land Co., Ltd./Japan	200	34,277
Sands China Ltd.	10,875	82,361
SJM Holdings Ltd.	13,014	32,535
Sodexo	292	31,419
Starbucks Corp.	2,760	213,569
Starwood Hotels & Resorts Worldwide, Inc.	695	56,170
Tatts Group Ltd.	6,512	20,077
TUI Travel PLC	2,386	16,243
Whitbread PLC	801	60,428
William Hill PLC	3,391	19,039
Wyndham Worldwide Corp.	450	34,074
Wynn Macau Ltd.	10,107	39,716
Wynn Resorts Ltd.	310	64,344
Yum! Brands, Inc.	1,645	133,574

		1,852,615

HOUSEHOLD DURABLES–0.2%
Casio Computer Co., Ltd.(a)	800	$11,620
DR Horton, Inc.	1,005	24,703
Electrolux AB–Class B	2,430	61,325
Garmin Ltd.(a)	420	25,578
Harman International Industries, Inc.	240	25,783
Iida Group Holdings Co., Ltd.	867	13,177
Leggett & Platt, Inc.	475	16,283
Lennar Corp.–Class A	600	25,188
Mohawk Industries, Inc.(b)	250	34,585
Newell Rubbermaid, Inc.	1,025	31,765
Nikon Corp.	1,500	23,631
Panasonic Corp.	9,900	120,008
Persimmon PLC(b)	1,354	29,490
PulteGroup, Inc.	1,235	24,898
Rinnai Corp.	200	19,308
Sekisui Chemical Co., Ltd.	2,000	23,187
Sekisui House Ltd.	2,000	27,445
Sharp Corp./Japan(a)(b)	9,000	28,897
Sony Corp.	4,500	75,197
Whirlpool Corp.	300	41,766

		683,834

INTERNET & CATALOG RETAIL–0.2%
Amazon.com, Inc.(b)	1,380	448,196
ASOS PLC(b)	244	12,357
Expedia, Inc.	382	30,086
NetFlix, Inc.(b)	226	99,576
Priceline Group, Inc. (The)(b)	197	236,991
Rakuten, Inc.	3,245	41,955
TripAdvisor, Inc.(b)	412	44,768

		913,929

LEISURE PRODUCTS–0.0%
Hasbro, Inc.	400	21,220
Mattel, Inc.	1,235	48,128
Namco Bandai Holdings, Inc.	900	21,101
Sankyo Co., Ltd.	300	11,540
Sega Sammy Holdings, Inc.	700	13,785
Shimano, Inc.	400	44,386

		160,160

MEDIA–0.8%
Axel Springer SE	401	24,644
British Sky Broadcasting Group PLC	4,358	67,423
Cablevision Systems Corp.–Class A	780	13,767
CBS Corp.–Class B	2,040	126,766
Comcast Corp.–Class A	9,570	513,718
Dentsu, Inc.	1,000	40,725
DIRECTV(b)	1,815	154,293

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Discovery Communications, Inc.–Class A(b)	845	$62,767
Eutelsat Communications SA	1,052	36,557
Gannett Co., Inc.	800	25,048
Interpublic Group of Cos., Inc. (The)	1,495	29,167
ITV PLC	16,647	50,731
JCDecaux SA	1,374	51,317
Kabel Deutschland Holding AG	201	29,409
Lagardere SCA	177	5,767
News Corp.–Class A(b)	1,808	32,435
Omnicom Group, Inc.	960	68,371
Pearson PLC	3,650	72,086
ProSiebenSat.1 Media AG(a)	637	28,352
Publicis Groupe SA	807	68,398
Reed Elsevier NV	7,163	164,486
Reed Elsevier PLC	5,173	83,129
RTL Group SA	312	34,713
Scripps Networks Interactive, Inc.–Class A	420	34,079
SES SA	971	36,830
Singapore Press Holdings Ltd.(a)	6,000	20,064
Telenet Group Holding NV(b)	194	11,056
Time Warner Cable, Inc.–Class A	1,065	156,874
Time Warner, Inc.	3,295	231,474
Toho Co., Ltd./Tokyo	1,000	23,453
Twenty-First Century Fox, Inc.–Class A	7,185	252,553
Viacom, Inc.–Class B	1,510	130,962
Walt Disney Co. (The)	6,014	515,640
WPP PLC	5,882	128,180

		3,325,234

MULTILINE RETAIL–0.1%
Dollar General Corp.(b)	1,070	61,375
Dollar Tree, Inc.(b)	750	40,845
Don Quijote Holdings Co., Ltd.	500	27,896
Family Dollar Stores, Inc.	355	23,480
Isetan Mitsukoshi Holdings Ltd.	1,300	16,939
J Front Retailing Co., Ltd.	3,000	21,063
Kohl’s Corp.	730	38,456
Macy’s, Inc.	1,355	78,617
Marks & Spencer Group PLC	7,213	52,469
Next PLC	713	78,931
Nordstrom, Inc.	520	35,324
Target Corp.	2,325	134,734

		610,129

SPECIALTY RETAIL – 0.4%
AutoNation, Inc.(b)	235	$14,025
AutoZone, Inc.(b)	125	67,030
Bed Bath & Beyond, Inc.(b)	795	45,617
Best Buy Co., Inc.	1,000	31,010
CarMax, Inc.(b)	820	42,648
Fast Retailing Co., Ltd.	200	65,886
GameStop Corp.–Class A	415	16,795
Gap, Inc. (The)	955	39,699
Hennes & Mauritz AB– Class B	4,231	184,725
Hikari Tsushin, Inc.(a)	200	15,104
Home Depot, Inc. (The)	5,180	419,373
Inditex SA	974	149,903
Kingfisher PLC	10,966	67,319
L Brands, Inc.	885	51,914
Lowe’s Cos., Inc.	3,840	184,282
Nitori Holdings Co., Ltd.	400	21,885
O’Reilly Automotive, Inc.(b)	390	58,734
PetSmart, Inc.	380	22,724
Ross Stores, Inc.	800	52,904
Sanrio Co., Ltd.(a)	500	14,529
Shimamura Co., Ltd.	200	19,687
Sports Direct International PLC(b)	1,618	19,552
Staples, Inc.	2,415	26,179
Tiffany & Co.	405	40,601
TJX Cos., Inc. (The)	2,620	139,253
Tractor Supply Co.	515	31,106
Urban Outfitters, Inc.(b)	385	13,036
USS Co., Ltd.	1,310	22,359
Yamada Denki Co., Ltd.(a)	2,700	9,625

		1,887,504

TEXTILES, APPAREL & LUXURY GOODS–0.4%
Adidas AG	932	94,240
Asics Corp.	1,000	23,352
Burberry Group PLC	1,975	50,128
Christian Dior SA	166	33,050
Cie Financiere Richemont SA	2,331	244,264
Coach, Inc.	1,030	35,216
Fossil Group, Inc.(b)	169	17,664
Hugo Boss AG	198	29,565
Kering	338	74,147
Li & Fung Ltd.	48,000	71,221
Luxottica Group SpA	759	43,950
LVMH Moet Hennessy Louis Vuitton SA	1,256	242,369
Michael Kors Holdings Ltd.(b)	659	58,420
NIKE, Inc.–Class B	2,760	214,038
Pandora A/S	468	35,916
PVH Corp.	295	34,397
Ralph Lauren Corp.	240	38,566
Swatch Group AG (The)	137	82,607

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Swatch Group AG (The) (REG)	522	$57,911
Under Armour, Inc.– Class A(b)	597	35,516
VF Corp.	1,310	82,530

		1,599,067

		15,088,413

INFORMATION TECHNOLOGY–3.4%
COMMUNICATIONS EQUIPMENT–0.3%
Alcatel-Lucent(b)	12,407	44,604
Cisco Systems, Inc.	19,640	488,054
F5 Networks, Inc.(b)	280	31,203
Harris Corp.	395	29,921
Juniper Networks, Inc.(b)	1,840	45,154
Motorola Solutions, Inc.	845	56,252
Nokia Oyj	16,723	126,539
QUALCOMM, Inc.	6,220	492,624
Telefonaktiebolaget LM Ericsson–Class B	13,589	164,165

		1,478,516

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
Amphenol Corp.–Class A	575	55,396
Corning, Inc.	5,305	116,445
FLIR Systems, Inc.	510	17,712
Fujifilm Holdings Corp.	2,100	58,612
Hamamatsu Photonics KK	600	29,447
Hexagon AB–Class B	938	30,221
Hirose Electric Co., Ltd.	100	14,866
Hitachi High-Technologies Corp.	600	14,286
Hitachi Ltd.	22,000	161,239
Hoya Corp.	1,900	63,171
Jabil Circuit, Inc.	675	14,108
Keyence Corp.	200	87,458
Kyocera Corp.	1,400	66,477
Murata Manufacturing Co., Ltd.	900	84,403
Omron Corp.	900	37,953
TDK Corp.	900	42,256
TE Connectivity Ltd.	1,510	93,378
Yokogawa Electric Corp.	1,100	13,932

		1,001,360

INTERNET SOFTWARE & SERVICES–0.5%
Akamai Technologies, Inc.(b)	655	39,994
Dena Co., Ltd.(a)	529	7,158
eBay, Inc.(b)	4,285	214,507
Facebook, Inc.–Class A(b)	6,050	407,105
Google, Inc.–Class A(b)	1,039	607,472
Google, Inc.–Class C(b)	1,039	597,716

Kakaku.com, Inc.	961	$16,852
United Internet AG	1,223	53,729
VeriSign, Inc.(b)	475	23,185
Yahoo Japan Corp.	6,408	29,592
Yahoo!, Inc.(b)	3,465	121,725

		2,119,035

IT SERVICES–0.6%
Accenture PLC–Class A	2,335	188,761
Alliance Data Systems Corp.(b)	180	50,625
Amadeus IT Holding SA–Class A	1,699	70,038
Automatic Data Processing, Inc.	1,770	140,326
Cap Gemini SA	854	60,945
Cognizant Technology Solutions Corp.– Class A(b)	2,230	109,069
Computer Sciences Corp.	540	34,128
Computershare Ltd.	1,449	17,055
Fidelity National Information Services, Inc.	1,070	58,572
Fiserv, Inc.(b)	950	57,304
Fujitsu Ltd.	8,000	59,943
International Business Machines Corp.	3,626	657,285
MasterCard, Inc.–Class A	3,810	279,921
Nomura Research Institute Ltd.	600	18,903
NTT Data Corp.	500	19,228
Otsuka Corp.	600	29,097
Paychex, Inc.	1,195	49,664
Teradata Corp.(b)	595	23,919
Total System Services, Inc.	610	19,160
Visa, Inc.–Class A	1,875	395,081
Western Union Co. (The)–Class W	2,030	35,200
Xerox Corp.	4,245	52,808

		2,427,032

OFFICE ELECTRONICS–0.1%
Brother Industries Ltd.	800	13,870
Canon, Inc.(a)	5,100	166,678
Konica Minolta, Inc.	2,000	19,768
Ricoh Co., Ltd.	3,000	35,756

		236,072

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.4%
Altera Corp.	1,160	40,322
Analog Devices, Inc.	1,130	61,099
Applied Materials, Inc.	4,385	98,882
ARM Holdings PLC	6,241	93,845
ASM Pacific Technology Ltd.	900	9,830
ASML Holding NV	1,801	167,964

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Avago Technologies Ltd.	876	$63,133
Broadcom Corp.–Class A	1,970	73,126
Infineon Technologies AG	4,860	60,668
Intel Corp.	18,240	563,616
KLA-Tencor Corp.	610	44,310
Lam Research Corp.	579	39,129
Linear Technology Corp.	840	39,539
Microchip Technology, Inc.	695	33,923
Micron Technology, Inc.(b)	3,820	125,869
NVIDIA Corp.	2,085	38,656
Rohm Co., Ltd.	400	22,942
STMicroelectronics NV	4,174	37,395
Texas Instruments, Inc.	4,025	192,355
Tokyo Electron Ltd.	800	54,523
Xilinx, Inc.	985	46,600

		1,907,726

SOFTWARE–0.6%
Adobe Systems, Inc.(b)	1,710	123,736
Autodesk, Inc.(b)	825	46,514
CA, Inc.	1,185	34,057
Citrix Systems, Inc.(b)	680	42,534
Dassault Systemes	243	31,245
Electronic Arts, Inc.(b)	1,135	40,712
Gemalto NV(a)	323	33,529
GungHo Online Entertainment, Inc.(a)	4,000	25,847
Intuit, Inc.	1,050	84,556
Microsoft Corp.	27,920	1,164,264
Nexon Co., Ltd.	2,595	24,802
NICE Systems Ltd.	208	8,512
Nintendo Co., Ltd.	500	60,044
Oracle Corp.	12,900	522,837
Oracle Corp. Japan	500	21,871
Red Hat, Inc.(b)	690	38,136
Sage Group PLC (The)	4,400	28,899
Salesforce.com, Inc.(b)	2,034	118,135
SAP AG	4,114	317,003
Symantec Corp.	2,555	58,510
Trend Micro, Inc./Japan	500	16,476
Xero Ltd.(a)(b).	231	5,251

		2,847,470

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.7%
Apple, Inc.	22,666	2,106,351
EMC Corp./MA	7,555	198,999
Hewlett-Packard Co.	7,060	237,781
NEC Corp.	9,000	28,724
NetApp, Inc.	1,240	45,285
SanDisk Corp.	820	85,633
Seagate Technology PLC	1,200	68,184
Seiko Epson Corp.	600	25,526
Western Digital Corp.	780	71,994

		2,868,477

		14,885,688

INDUSTRIALS–3.3%
AEROSPACE & DEFENSE–0.5%
Airbus Group NV	2,598	$174,191
BAE Systems PLC	14,460	107,101
Boeing Co. (The)	2,560	325,709
Cobham PLC	7,675	41,005
General Dynamics Corp.	1,260	146,853
Honeywell International, Inc.	2,905	270,020
L-3 Communications Holdings, Inc.	325	39,244
Lockheed Martin Corp.	1,000	160,730
Meggitt PLC	2,537	21,965
Northrop Grumman Corp.	840	100,489
Precision Castparts Corp.	540	136,296
Raytheon Co.	1,200	110,700
Rockwell Collins, Inc.	500	39,070
Rolls-Royce Holdings PLC(b)	8,396	153,401
Safran SA	1,117	73,124
Singapore Technologies Engineering Ltd.	19,000	57,962
Textron, Inc.	1,005	38,481
Thales SA	694	41,962
United Technologies Corp.	3,125	360,781
Zodiac Aerospace	1,135	38,428

		2,437,512

AIR FREIGHT & LOGISTICS–0.2%
CH Robinson Worldwide, Inc.	565	36,041
Deutsche Post AG	4,049	146,148
Expeditors International of Washington, Inc.	720	31,795
FedEx Corp.	1,115	168,789
Kuehne & Nagel International AG	432	57,443
Royal Mail PLC(b)	2,926	24,970
United Parcel Service, Inc.–Class B	2,655	272,562
Yamato Holdings Co., Ltd.	1,600	33,167

		770,915

AIRLINES–0.1%
ANA Holdings, Inc.(a)	8,000	18,880
Cathay Pacific Airways Ltd.	20,000	37,376
Delta Air Lines, Inc.	3,102	120,109
Deutsche Lufthansa AG (REG)	1,092	23,442
International Consolidated Airlines Group SA(b)	4,346	27,578
Japan Airlines Co., Ltd.	472	26,097
Singapore Airlines Ltd.	3,000	24,938
Southwest Airlines Co.	2,555	68,627

		347,047

BUILDING PRODUCTS–0.1%
Allegion PLC	335	18,988
Asahi Glass Co., Ltd.(a)	4,000	23,583

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Assa Abloy AB–Class B	1,164	$59,208
Cie de St-Gobain	1,779	100,375
Daikin Industries Ltd.	1,000	63,113
Geberit AG	168	58,933
LIXIL Group Corp.	1,200	32,479
Masco Corp.	1,305	28,971
TOTO Ltd.	2,000	26,972

		412,622

COMMERCIAL SERVICES & SUPPLIES–0.1%
ADT Corp. (The)	647	22,606
Aggreko PLC	1,141	32,214
Babcock International Group PLC	2,255	44,822
Brambles Ltd.	6,954	60,249
Cintas Corp.	385	24,463
Dai Nippon Printing Co., Ltd.	2,000	20,896
Edenred	818	24,805
G4S PLC	6,839	29,858
Iron Mountain, Inc.	614	21,766
Pitney Bowes, Inc.	705	19,472
Republic Services, Inc.–Class A	950	36,072
Secom Co., Ltd.	900	54,941
Societe BIC SA	221	30,241
Stericycle, Inc.(b)	310	36,710
Toppan Printing Co., Ltd.	2,000	15,465
Tyco International Ltd.	1,695	77,292
Waste Management, Inc.	1,595	71,344

		623,216

CONSTRUCTION & ENGINEERING–0.2%
ACS Actividades de Construccion y Servicios SA	667	30,529
Bouygues SA	1,739	72,360
Chiyoda Corp.	1,000	12,120
Ferrovial SA(a)	1,957	43,604
Fluor Corp.	615	47,293
Jacobs Engineering Group, Inc.(b)	465	24,775
JGC Corp.	1,000	30,419
Kajima Corp.	7,000	30,963
Leighton Holdings Ltd.(a)	1,344	24,955
Obayashi Corp.	3,000	21,426
OCI(b)	320	12,489
Quanta Services, Inc.(b)	765	26,454
Shimizu Corp.	4,000	28,346
Skanska AB–Class B	3,301	75,356
Taisei Corp.	5,000	27,711
Vinci SA	2,135	159,610

		668,410

ELECTRICAL EQUIPMENT–0.3%
ABB Ltd. (REG)(b)	9,800	225,501
Alstom SA	1,012	36,753

AMETEK, Inc.	899	$47,000
Eaton Corp. PLC	1,744	134,602
Emerson Electric Co.	2,600	172,536
First Solar, Inc.(b)	270	19,186
Fuji Electric Co., Ltd.	4,000	18,980
Legrand SA	1,194	73,121
Mitsubishi Electric Corp.	9,000	111,175
Nidec Corp.	1,000	61,500
Osram Licht AG(b)	292	14,705
Prysmian SpA	1,074	24,254
Rockwell Automation, Inc.	530	66,335
Schneider Electric SE (Paris)	2,438	229,887
Sumitomo Electric Industries Ltd.	3,400	47,864
Vestas Wind Systems A/S(b)	1,008	50,862

		1,334,261

INDUSTRIAL CONGLOMERATES–0.5%
3M Co.	2,355	337,330
Danaher Corp.	2,190	172,419
General Electric Co.	37,170	976,827
Hutchison Whampoa Ltd.	10,000	136,636
Keppel Corp., Ltd.	4,000	34,626
Koninklijke Philips NV	3,341	106,038
Roper Industries, Inc.	375	54,754
Siemens AG	3,541	467,533
Smiths Group PLC	2,461	54,535
Toshiba Corp.	18,000	84,140

		2,424,838

MACHINERY–0.6%
Alfa Laval AB	3,611	92,983
Amada Co., Ltd.	3,000	30,558
Andritz AG	375	21,668
Atlas Copco AB–Class A	1,805	52,112
Atlas Copco AB–Class B	1,715	45,765
Caterpillar, Inc.	2,335	253,744
CNH Industrial NV	2,876	29,510
Cummins, Inc.	650	100,288
Deere & Co.	1,385	125,412
Dover Corp.	635	57,753
FANUC Corp.	900	155,419
Flowserve Corp.	510	37,918
GEA Group AG	896	42,358
Hino Motors Ltd.	2,000	27,593
Hitachi Construction Machinery Co., Ltd.	700	13,972
IHI Corp.	6,000	27,969
Illinois Tool Works, Inc.	1,525	133,529
IMI PLC	1,025	26,063
Ingersoll-Rand PLC	955	59,697
Joy Global, Inc.	385	23,708
JTEKT Corp.	1,400	23,622
Kawasaki Heavy Industries Ltd.	5,000	19,061
Komatsu Ltd.	4,200	97,496

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Kone Oyj–Class B	1,392	$58,041
Kubota Corp.	5,000	70,951
Makita Corp.	400	24,722
MAN SE	407	50,300
Melrose Industries PLC	4,948	22,018
Metso Oyj	571	21,617
Mitsubishi Heavy Industries Ltd.	14,000	87,443
NGK Insulators Ltd.	1,000	22,701
NSK Ltd.	2,000	26,027
PACCAR, Inc.	1,310	82,307
Pall Corp.	395	33,729
Parker Hannifin Corp.	545	68,523
Pentair PLC	710	51,205
Sandvik AB	2,698	36,847
Schindler Holding AG	137	20,810
Schindler Holding AG (REG)	271	40,834
SembCorp Marine Ltd.(a)	7,000	23,032
SKF AB–Class B	1,658	42,275
SMC Corp./Japan	200	53,592
Snap-On, Inc.	220	26,074
Stanley Black & Decker, Inc.	565	49,618
Sumitomo Heavy Industries Ltd.	6,000	28,560
Vallourec SA	641	28,734
Volvo AB–Class B	6,759	93,049
Wartsila Oyj Abp	793	39,303
Weir Group PLC (The)	950	42,567
Xylem, Inc./NY	635	24,816
Zardoya Otis SA(a)	1,239	22,061

		2,689,954

MARINE–0.0%
AP Moeller–Maersk A/S–Class A	15	35,304
AP Moeller–Maersk A/S–Class B	30	74,588
Mitsui OSK Lines Ltd.	4,000	14,902
Nippon Yusen KK	5,000	14,423

		139,217

PROFESSIONAL SERVICES–0.1%
Adecco SA(b)	590	48,553
Bureau Veritas SA	1,236	34,328
Capita PLC	2,937	57,540
Dun & Bradstreet Corp. (The)	165	18,183
Equifax, Inc.	455	33,006
Experian PLC	4,508	76,163
Intertek Group PLC	720	33,853
Nielsen NV	916	44,344
Randstad Holding NV	1,613	87,439
Robert Half International, Inc.	485	23,154
SGS SA	24	57,430

		513,993

ROAD & RAIL–0.3%
Asciano Ltd.	8,374	$44,495
Aurizon Holdings Ltd.	6,403	30,067
Central Japan Railway Co.	644	91,930
CSX Corp.	3,710	114,305
DSV A/S	511	16,663
East Japan Railway Co.	1,500	118,188
Hankyu Hanshin Holdings, Inc.	5,000	28,548
Kansas City Southern	420	45,154
Keikyu Corp.	2,000	17,978
Keio Corp.	3,000	23,590
Keisei Electric Railway Co., Ltd.	2,000	19,932
Kintetsu Corp.	8,000	29,151
MTR Corp., Ltd.	7,000	27,003
Nippon Express Co., Ltd.	3,000	14,551
Norfolk Southern Corp.	1,140	117,454
Odakyu Electric Railway Co., Ltd.	2,000	19,260
Ryder System, Inc.	215	18,939
Tobu Railway Co., Ltd.	3,000	15,711
Tokyu Corp.	5,000	35,465
Union Pacific Corp.	3,450	344,138
West Japan Railway Co.	751	33,082

		1,205,604

TRADING COMPANIES & DISTRIBUTORS–0.2%
Brenntag AG	189	33,766
Bunzl PLC	1,482	41,142
Fastenal Co.	980	48,500
ITOCHU Corp.	7,000	89,864
Marubeni Corp.	7,000	51,233
Mitsubishi Corp.	6,300	131,131
Mitsui & Co., Ltd.	7,800	125,047
Sumitomo Corp.	5,000	67,466
Toyota Tsusho Corp.	700	20,144
Travis Perkins PLC	1,092	30,582
Wolseley PLC	1,423	77,953
WW Grainger, Inc.	230	58,482

		775,310

TRANSPORTATION INFRASTRUCTURE–0.1%
Abertis Infraestructuras SA	1,637	37,661
Aeroports de Paris	305	40,210
Atlantia SpA	2,911	82,928
Auckland International Airport Ltd.	3,663	12,507
Hutchison Port Holdings Trust–Class U	43,553	31,366
Mitsubishi Logistics Corp.	1,000	14,987
Sydney Airport	15,829	62,981
Transurban Group	7,856	54,744

		337,384

		14,680,283

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–2.9%
BEVERAGES–0.6%
Anheuser-Busch InBev NV	3,588	$412,262
Asahi Group Holdings Ltd.	1,700	53,385
Brown-Forman Corp.– Class B	602	56,690
Carlsberg A/S–Class B	478	51,482
Coca-Cola Amatil Ltd.	3,316	29,608
Coca-Cola Co. (The)	13,930	590,075
Coca-Cola Enterprises, Inc.	850	40,613
Coca-Cola HBC AG(b)	892	20,477
Constellation Brands, Inc.–Class A(b)	620	54,641
Diageo PLC	11,209	356,996
Dr Pepper Snapple Group, Inc.	720	42,178
Heineken NV	1,245	89,365
Kirin Holdings Co., Ltd.(a)	4,000	57,755
Molson Coors Brewing Co.–Class B	550	40,788
Monster Beverage Corp.(b)	510	36,225
PepsiCo, Inc.	5,625	502,538
Pernod Ricard SA	946	113,634
Remy Cointreau SA	195	17,941
SABMiller PLC (London)	4,293	248,801
Suntory Beverage & Food Ltd.	848	33,239
Treasury Wine Estates Ltd.	5,315	25,100

		2,873,793

FOOD & STAPLES RETAILING–0.6%
Aeon Co., Ltd.	2,700	33,226
Carrefour SA	2,692	99,265
Casino Guichard Perrachon SA	482	63,904
Colruyt SA	393	19,961
Costco Wholesale Corp.	1,615	185,983
CVS Caremark Corp.	4,380	330,121
Delhaize Group SA	404	27,338
Distribuidora Internacional de Alimentacion SA	2,417	22,247
FamilyMart Co., Ltd.	400	17,245
J Sainsbury PLC	5,506	29,721
Jeronimo Martins SGPS SA	1,190	19,565
Koninklijke Ahold NV	5,462	102,418
Kroger Co. (The)	1,865	92,187
Lawson, Inc.	200	15,012
Metro AG(b)	1,551	67,497
Safeway, Inc.	895	30,734
Seven & I Holdings Co., Ltd.	3,400	143,309
Sysco Corp.	2,105	78,832
Tesco PLC	36,078	175,346
Wal-Mart Stores, Inc.	5,963	447,642
Walgreen Co.	3,195	236,845
Wesfarmers Ltd.	5,147	203,108

Whole Foods Market, Inc.	1,370	$52,923
WM Morrison Supermarkets PLC	9,857	30,914
Woolworths Ltd.	5,562	184,695

		2,710,038

FOOD PRODUCTS–0.8%
Ajinomoto Co., Inc.	3,000	47,020
Archer-Daniels-Midland Co.	2,415	106,526
Aryzta AG(b)	470	44,511
Associated British Foods PLC	1,705	88,920
Campbell Soup Co.	625	28,631
ConAgra Foods, Inc.	1,535	45,559
Danone SA	2,621	194,893
General Mills, Inc.	2,335	122,681
Golden Agri-Resources Ltd.	48,000	21,407
Hershey Co. (The)	550	53,554
Hormel Foods Corp.	475	23,441
JM Smucker Co. (The)	395	42,095
Kellogg Co.	915	60,116
Kerry Group PLC–Class A	781	58,658
Keurig Green Mountain, Inc.	478	59,564
Kraft Foods Group, Inc.	2,178	130,571
Lindt & Spruengli AG (REG)	1	61,773
McCormick & Co., Inc./MD	475	34,005
Mead Johnson Nutrition Co.–Class A	760	70,809
MEIJI Holdings Co., Ltd.	300	19,889
Mondelez International, Inc.–Class A	6,435	242,020
Nestle SA	14,400	1,115,811
NH Foods Ltd.	1,000	19,524
Nissin Foods Holdings Co., Ltd.	400	20,565
Orkla ASA	2,074	18,456
Tate & Lyle PLC	2,078	24,313
Toyo Suisan Kaisha Ltd.	1,000	30,825
Tyson Foods, Inc.–Class A	975	36,602
Unilever NV	7,274	318,405
Unilever PLC	5,731	259,783
Wilmar International Ltd.	9,000	23,039
Yakult Honsha Co., Ltd.	400	20,259

		3,444,225

HOUSEHOLD PRODUCTS–0.4%
Clorox Co. (The)	470	42,958
Colgate-Palmolive Co.	3,200	218,176
Henkel AG & Co. KGaA	579	58,227
Henkel AG & Co. KGaA (Preference Shares)	796	91,964
Kimberly-Clark Corp.	1,415	157,376
Procter & Gamble Co. (The)	10,015	787,079

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Reckitt Benckiser Group PLC	2,888	$251,820
Svenska Cellulosa AB SCA–Class B	2,115	55,083
Unicharm Corp.	500	29,811

		1,692,494

PERSONAL PRODUCTS–0.1%
Avon Products, Inc.	1,555	22,719
Beiersdorf AG	310	29,960
Estee Lauder Cos., Inc. (The)–Class A	940	69,804
Kao Corp.	2,300	90,583
L’Oreal SA	1,080	185,953
Shiseido Co., Ltd.	1,600	29,182

		428,201

TOBACCO–0.4%
Altria Group, Inc.	7,310	306,582
British American Tobacco PLC	8,566	509,696
Imperial Tobacco Group PLC	4,350	195,698
Japan Tobacco, Inc.	4,912	179,102
Lorillard, Inc.	1,340	81,700
Philip Morris International, Inc.	5,900	497,429
Reynolds American, Inc.	1,135	68,497
Swedish Match AB	831	28,854

		1,867,558

		13,016,309

ENERGY–2.6%
ENERGY EQUIPMENT & SERVICES–0.4%
Aker Solutions ASA	1,244	21,591
AMEC PLC	1,606	33,348
Baker Hughes, Inc.	1,610	119,865
Cameron International Corp.(b)	870	58,908
Diamond Offshore Drilling, Inc.(a)	240	11,911
Ensco PLC–Class A	850	47,235
FMC Technologies, Inc.(b)	860	52,520
Fugro NV	538	30,765
Halliburton Co.	3,090	219,421
Helmerich & Payne, Inc.	385	44,702
Nabors Industries Ltd.	915	26,874
National Oilwell Varco, Inc.	1,555	128,054
Noble Corp. PLC	925	31,043
Petrofac Ltd.	1,166	23,984
Rowan Cos. PLC–Class A	455	14,528
Saipem SpA(b)	1,479	39,878
Schlumberger Ltd.	4,835	570,288
Seadrill Ltd.(a)	1,676	66,421
Subsea 7 SA	1,066	19,870
Technip SA	267	29,173
Tenaris SA	1,269	29,900

Transocean Ltd.	1,200	$54,036
Transocean Ltd. (Zurich)	1,255	56,385

		1,730,700

OIL, GAS & CONSUMABLE FUELS–2.2%
Anadarko Petroleum Corp.	1,845	201,972
Apache Corp.	1,445	145,396
BG Group PLC	15,199	320,719
BP PLC	84,788	746,636
Cabot Oil & Gas Corp.	1,540	52,576
Caltex Australia Ltd.	1,410	28,690
Chesapeake Energy Corp.	1,845	57,343
Chevron Corp.	7,080	924,294
Cimarex Energy Co.	327	46,911
ConocoPhillips	4,520	387,500
CONSOL Energy, Inc.	840	38,699
Delek Group Ltd.	11	4,550
Denbury Resources, Inc.	1,310	24,183
Devon Energy Corp.	1,420	112,748
ENI SpA	11,360	310,692
EOG Resources, Inc.	2,010	234,889
EQT Corp.	540	57,726
Exxon Mobil Corp.	16,087	1,619,639
Galp Energia SGPS SA	1,550	28,411
Hess Corp.	1,040	102,846
Idemitsu Kosan Co., Ltd.	1,200	26,058
Inpex Corp.	4,000	60,849
JX Holdings, Inc.	10,000	53,512
Kinder Morgan, Inc./DE	2,475	89,743
Koninklijke Vopak NV(a)	502	24,510
Lundin Petroleum AB(b)	856	17,302
Marathon Oil Corp.	2,555	101,996
Marathon Petroleum Corp.	1,112	86,814
Murphy Oil Corp.	655	43,544
Neste Oil Oyj	572	11,161
Newfield Exploration Co.(b)	470	20,774
Noble Energy, Inc.	1,300	100,698
Occidental Petroleum Corp.	2,950	302,758
OMV AG	658	29,725
ONEOK, Inc.	770	52,422
Origin Energy Ltd.	4,903	67,581
Peabody Energy Corp.	945	15,451
Phillips 66	2,210	177,750
Pioneer Natural Resources Co.	515	118,352
QEP Resources, Inc.	625	21,562
Range Resources Corp.	600	52,170
Repsol SA	3,820	100,721
Royal Dutch Shell PLC–Class A	17,357	717,239
Royal Dutch Shell PLC– Class B	11,041	479,843
Santos Ltd.	4,317	58,075
Southwestern Energy Co.(b)	1,245	56,635
Spectra Energy Corp.	2,435	103,439

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Statoil ASA	4,983	$153,172
Tesoro Corp.	475	27,868
TonenGeneral Sekiyu KK(a)	2,000	18,995
Total SA	9,552	691,084
Tullow Oil PLC	4,387	64,001
Valero Energy Corp.	1,975	98,947
Williams Cos., Inc. (The)	2,505	145,816
Woodside Petroleum Ltd.	2,943	114,104

		9,751,091

		11,481,791

MATERIALS–1.6%
CHEMICALS–0.8%
Air Liquide SA	1,531	206,882
Air Products & Chemicals, Inc.	770	99,037
Air Water, Inc.	1,000	16,007
Airgas, Inc.	240	26,138
Akzo Nobel NV	704	52,785
Arkema SA	450	43,725
Asahi Kasei Corp.	6,000	45,933
BASF SE	4,101	477,043
CF Industries Holdings, Inc.	240	57,727
Croda International PLC	549	20,676
Dow Chemical Co. (The)	4,425	227,710
Eastman Chemical Co.	580	50,663
Ecolab, Inc.	990	110,227
EI du Pont de Nemours & Co.	3,395	222,169
EMS-Chemie Holding AG (REG)(b)	109	43,496
FMC Corp.	480	34,171
Givaudan SA(b)	37	61,639
Hitachi Chemical Co., Ltd.	900	14,901
Incitec Pivot Ltd.	7,611	20,808
International Flavors & Fragrances, Inc.	300	31,284
Israel Chemicals Ltd.	1,432	12,269
Israel Corp., Ltd. (The)(b)	16	9,105
Johnson Matthey PLC	915	48,518
JSR Corp.	800	13,734
K&S AG	1,472	48,338
Kansai Paint Co., Ltd.	1,000	16,714
Kuraray Co., Ltd.	1,000	12,683
Lanxess AG	509	34,332
Linde AG	827	175,734
LyondellBasell Industries NV–Class A	1,599	156,142
Mitsubishi Chemical Holdings Corp.	6,000	26,610
Mitsubishi Gas Chemical Co., Inc.	2,000	12,807
Monsanto Co.	1,940	241,996
Mosaic Co. (The)	1,230	60,824
Nippon Paint Co., Ltd.	1,000	21,173
Nitto Denko Corp.	600	28,105
Novozymes A/S–Class B	1,129	56,627

Orica Ltd.	2,259	$41,490
PPG Industries, Inc.	550	115,583
Praxair, Inc.	1,090	144,796
Sherwin-Williams Co. (The)	315	65,177
Shin-Etsu Chemical Co., Ltd.	1,800	109,455
Sigma-Aldrich Corp.	455	46,173
Sika AG	6	24,514
Solvay SA	236	40,618
Sumitomo Chemical Co., Ltd.	7,000	26,461
Syngenta AG	416	153,691
Taiyo Nippon Sanso Corp.	2,000	17,718
Teijin Ltd.	5,000	12,549
Toray Industries, Inc.	7,000	46,060
Umicore SA	509	23,685
Yara International ASA	541	27,104

		3,733,806

CONSTRUCTION MATERIALS–0.1%
CRH PLC	3,257	83,436
Fletcher Building Ltd.	3,064	23,620
HeidelbergCement AG	440	37,492
Holcim Ltd.(b)	816	71,675
James Hardie Industries PLC	3,449	44,995
Lafarge SA(a)	832	72,350
Taiheiyo Cement Corp.	5,000	20,160
Vulcan Materials Co.	465	29,644

		383,372

CONTAINERS & PACKAGING–0.1%
Amcor Ltd./Australia	5,378	52,896
Avery Dennison Corp.	335	17,169
Ball Corp.	510	31,967
Bemis Co., Inc.	330	13,418
MeadWestvaco Corp.	620	27,441
Owens-Illinois, Inc.(b)	560	19,398
Rexam PLC	3,136	28,703
Sealed Air Corp.	690	23,577
Toyo Seikan Group Holdings Ltd.	1,700	26,134

		240,703

METALS & MINING–0.6%
Alcoa, Inc.	3,920	58,369
Allegheny Technologies, Inc.	385	17,364
Anglo American PLC	6,223	152,515
Antofagasta PLC	1,773	23,162
ArcelorMittal (Euronext Amsterdam)	8,908	132,802
BHP Billiton Ltd.	14,341	489,094
BHP Billiton PLC	9,431	306,592
Boliden AB	1,652	23,967
Fortescue Metals Group Ltd.	6,938	28,655

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Freeport-McMoRan Copper & Gold, Inc.	3,775	$137,788
Fresnillo PLC(a)	1,459	21,925
Glencore PLC	47,381	264,041
Hitachi Metals Ltd.	1,000	15,247
Iluka Resources Ltd.	2,008	15,429
JFE Holdings, Inc.	2,200	45,505
Kobe Steel Ltd.	12,000	18,047
Mitsubishi Materials Corp.	7,000	24,558
Newcrest Mining Ltd.(b)	2,055	20,640
Newmont Mining Corp.	1,795	45,665
Nippon Steel & Sumitomo Metal Corp.	34,000	108,919
Norsk Hydro ASA	6,514	34,880
Nucor Corp.	1,160	57,130
Randgold Resources Ltd.	390	32,841
Rio Tinto Ltd.	1,946	109,170
Rio Tinto PLC	5,676	306,471
Sumitomo Metal Mining Co., Ltd.	2,000	32,644
ThyssenKrupp AG(b)	2,036	59,241
United States Steel Corp.(a)	530	13,801
Voestalpine AG(a)	442	21,072

		2,617,534

PAPER & FOREST PRODUCTS–0.0%
International Paper Co.	1,615	81,509
OJI Holdings Corp.	4,000	16,460
Stora Enso Oyj–Class R	2,457	23,887
UPM-Kymmene Oyj	2,358	40,279

		162,135

		7,137,550

TELECOMMUNICATION SERVICES–1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
AT&T, Inc.	19,348	684,145
Belgacom SA	795	26,391
Bezeq The Israeli Telecommunication Corp., Ltd.	7,158	13,397
BT Group PLC	35,190	231,236
CenturyLink, Inc.	2,160	78,192
Deutsche Telekom AG	14,013	245,774
Elisa Oyj	635	19,425
Frontier Communications Corp.	3,660	21,374
HKT Trust and HKT Ltd.	18,882	22,152
Iliad SA	163	49,271
Inmarsat PLC	1,541	19,696
Koninklijke KPN NV(b)	2,757	10,052
Nippon Telegraph & Telephone Corp.	1,900	118,423
Orange SA	8,280	131,009
Singapore Telecommunications Ltd.	36,000	111,208

Swisscom AG	104	$60,411
TDC A/S	3,390	35,068
Telecom Corp. of New Zealand Ltd.	9,734	22,841
Telecom Italia SpA (ordinary shares)(b)	64,157	81,204
Telecom Italia SpA (savings shares)	16,898	16,715
Telefonica SA	18,290	314,000
Telekom Austria AG	1,044	10,212
Telenor ASA	3,853	87,727
TeliaSonera AB	10,613	77,496
Telstra Corp., Ltd.	20,376	100,102
Verizon Communications, Inc.	15,195	743,491
Vivendi SA(b)	5,418	132,587
Windstream Holdings, Inc.(a)	2,175	21,663
Ziggo NV	1,595	73,763

		3,559,025

WIRELESS TELECOMMUNICATION SERVICES–0.2%
KDDI Corp.	2,622	159,978
Millicom International Cellular SA	641	58,676
NTT DoCoMo, Inc.	6,800	116,081
SoftBank Corp.	4,300	320,449
StarHub Ltd.	4,000	13,388
Vodafone Group PLC	118,560	396,260

		1,064,832

		4,623,857

UTILITIES–1.0%
ELECTRIC UTILITIES–0.5%
American Electric Power Co., Inc.	1,775	98,992
Cheung Kong Infrastructure Holdings Ltd.	7,000	48,538
Chubu Electric Power Co., Inc.(b)	2,900	36,017
Chugoku Electric Power Co., Inc. (The)	1,300	17,714
CLP Holdings Ltd.	8,500	69,607
Contact Energy Ltd.	2,149	9,981
Duke Energy Corp.	2,582	191,559
Edison International	1,165	67,698
EDP–Energias de Portugal SA	10,415	52,258
Electricite de France SA	1,042	32,810
Enel SpA(a)	29,393	170,969
Entergy Corp.	625	51,306
Exelon Corp.	3,147	114,803
FirstEnergy Corp.	1,535	53,295
Fortum Oyj	1,983	53,248
Hokuriku Electric Power Co.	1,600	21,211

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Iberdrola SA	22,931	$175,412
Kansai Electric Power Co., Inc. (The)(b)	3,100	29,221
Kyushu Electric Power Co., Inc.(b)	1,900	21,390
NextEra Energy, Inc.	1,595	163,456
Northeast Utilities	1,160	54,833
Pepco Holdings, Inc.	890	24,457
Pinnacle West Capital Corp.	385	22,268
Power Assets Holdings Ltd.	3,500	30,703
PPL Corp.	2,295	81,541
Red Electrica Corp. SA(a)	483	44,152
Shikoku Electric Power Co., Inc.(b)	700	9,761
Southern Co. (The)	3,210	145,670
SP AusNet	12,753	15,942
SSE PLC	4,306	115,354
Tohoku Electric Power Co., Inc.	1,400	16,384
Tokyo Electric Power Co., Inc.(b)	5,500	22,861
Xcel Energy, Inc.	1,820	58,659

		2,122,070

GAS UTILITIES–0.1%
AGL Resources, Inc.	398	21,902
APA Group	2,828	18,393
Enagas SA(a)	853	27,457
Gas Natural SDG SA(a)	1,571	49,633
Hong Kong & China Gas Co., Ltd.	32,340	70,852
Osaka Gas Co., Ltd.	8,000	33,614
Snam SpA	6,059	36,493
Toho Gas Co., Ltd.	2,000	10,985
Tokyo Gas Co., Ltd.	11,000	64,254

		333,583

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.0%
AES Corp./VA	2,385	37,087
Electric Power Development Co., Ltd.	500	16,225
Enel Green Power SpA	25,579	72,395
NRG Energy, Inc.	1,140	42,408

		168,115

MULTI-UTILITIES–0.4%
AGL Energy Ltd.	3,037	44,361
Ameren Corp.	860	35,157
CenterPoint Energy, Inc.	1,545	39,459
Centrica PLC	23,112	123,502
CMS Energy Corp.	970	30,216
Consolidated Edison, Inc.	1,080	62,359
Dominion Resources, Inc./VA	2,135	152,695
DTE Energy Co.	670	52,173
E.ON SE	8,042	165,790

GDF Suez	5,926	$163,271
Integrys Energy Group, Inc.	300	21,339
National Grid PLC	16,377	235,776
NiSource, Inc.	1,105	43,471
PG&E Corp.	1,625	78,033
Public Service Enterprise Group, Inc.	1,855	75,665
RWE AG	2,185	93,710
SCANA Corp.	495	26,636
Sempra Energy	860	90,051
Suez Environnement Co.	1,324	25,328
TECO Energy, Inc.	725	13,398
United Utilities Group PLC	2,853	43,052
Veolia Environnement SA	1,552	29,567
Wisconsin Energy Corp.	800	37,536

		1,682,545

WATER UTILITIES–0.0%
Severn Trent PLC	1,196	39,537

		4,345,850

Total Common Stocks (cost $96,659,602)		126,246,930

	Principal Amount (000)
GOVERNMENTS– TREASURIES–21.0%
UNITED STATES–21.0%
U.S. Treasury Bonds
2.75%, 8/15/42	$775	693,141
2.875%, 5/15/43	155	141,631
3.125%, 11/15/41-2/15/43	2,825	2,727,161
3.50%, 2/15/39	358	373,551
3.625%, 8/15/43	1,735	1,832,594
3.75%, 8/15/41	220	238,975
3.875%, 8/15/40	280	310,625
4.25%, 5/15/39	240	281,813
4.375%, 11/15/39-5/15/41	1,258	1,507,754
4.50%, 8/15/39	220	268,159
4.75%, 2/15/37-2/15/41	401	508,011
5.375%, 2/15/31	650	853,430
6.00%, 2/15/26	762	1,018,460
6.25%, 8/15/23-5/15/30	724	1,016,314
6.875%, 8/15/25	325	460,434
7.25%, 5/15/16-8/15/22	4,093	4,804,908
7.50%, 11/15/16	92	106,950
7.625%, 2/15/25	55	81,228
8.00%, 11/15/21	123	172,267
U.S. Treasury Notes
0.375%, 1/31/16	2,397	2,400,464
0.50%, 7/31/17	1,540	1,519,667
0.75%, 2/28/18-3/31/18	5,625	5,531,415
0.875%, 11/30/16-4/30/17	2,315	2,324,650
1.00%, 9/30/16-5/31/18	5,855	5,851,112
1.25%, 8/31/15-4/30/19	7,249	7,183,501
1.375%, 11/30/15-2/28/19	15,232	15,369,159

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

1.625%, 8/15/22-11/15/22	$2,090	$1,979,188
1.75%, 7/31/15-5/15/23	6,700	6,693,746
1.875%, 10/31/17	1,100	1,130,507
2.00%, 4/30/16-2/15/23	3,760	3,711,050
2.125%, 12/31/15-8/15/21	825	836,319
2.25%, 11/30/17	584	606,949
2.375%, 7/31/17	416	433,952
2.50%, 8/15/23-5/15/24	1,924	1,932,348
2.625%, 1/31/18-11/15/20	2,010	2,099,972
2.75%, 5/31/17-11/15/23	2,875	3,029,087
3.00%, 2/28/17	889	942,063
3.125%, 10/31/16-5/15/21	1,111	1,180,543
3.25%, 7/31/16	1,147	1,212,684
3.375%, 11/15/19	1,055	1,146,323
3.625%, 2/15/20-2/15/21	1,425	1,567,596
3.75%, 11/15/18	6,205	6,825,016

Total Governments–Treasuries (cost $93,406,444)		92,904,717

	Shares
INVESTMENT COMPANIES–11.5%
FUNDS AND INVESTMENT TRUSTS–11.5%
iShares Core MSCI Emerging Markets ETF	97,380	5,034,546
iShares MSCI EAFE ETF	40,137	2,744,167
SPDR S&P 500 ETF Trust	174,155	34,085,616
Vanguard Mid-Cap ETF	17,440	2,069,605
Vanguard REIT ETF	66,761	4,996,393
Vanguard Small-Cap ETF	16,580	1,941,850

Total Investment Companies (cost $47,453,766)		50,872,177

RIGHTS–0.0%
TELECOMMUNICATION SERVICES–0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.0%
HKT Trust and HKT Ltd., expiring 7/15/14(b) (cost $0)	3,399	1,004

WARRANTS–0.0%
FINANCIALS–0.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
Sun Hung Kai Properties Ltd., expiring 4/22/16(b) (cost $0)	583	$761

SHORT-TERM INVESTMENTS–37.2%
INVESTMENT COMPANIES–37.2%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.07%(c)(d) (Cost $164,673,179)	164,673,179	164,673,179

Total Investments Before Security Lending Collateral for Securities Loaned–98.2% (cost $402,192,991)		434,698,768

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
INVESTMENT COMPANIES–SEC LENDING–0.3%
AllianceBernstein Exchange Reserves–Class I, 0.07%(d) (Cost $1,271,932)	1,271,932	1,271,932

TOTAL INVESTMENTS–98.5% (cost $403,464,923)		435,970,700
Other assets less liabilities–1.5%		6,587,721

NET ASSETS–100.0%		$442,558,421

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	621	September 2014	$27,736,876	$27,482,843	$ (254,033)
FTSE 100 Index Futures	83	September 2014	9,523,814	9,532,719	8,905
MSCI EAFE Mini Futures	4	September 2014	393,071	393,780	709
Russell 2000 Mini Futures	91	September 2014	10,643,529	10,831,730	188,201
S&P 500 E Mini Futures	5	September 2014	486,276	488,100	1,824

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2014	Unrealized Appreciation/ (Depreciation)
TOPIX Index Futures	124	September 2014	$15,170,903	$15,453,334	$282,431
U.S. T-Note 10 Yr (CBT) Futures	143	September 2014	17,873,235	17,899,578	26,343
U.S. Ultra Bond (CBT) Futures	44	September 2014	6,483,534	6,597,250	113,716

Sold Contracts
Hang Seng Index Futures	16	July 2014	2,348,209	2,384,806	(36,597)
SPI 200 Futures	9	September 2014	1,143,795	1,135,924	7,871

					$339,370

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)		U.S. $ Value on Origination Date		U.S. $ Value at June 30, 2014	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	2,073	EUR	1,516	9/17/14	$3,919
Barclays Bank PLC Wholesale	USD	792	SEK	5,306	9/17/14	1,872
Barclays Bank PLC Wholesale	CHF	4,057	USD	4,544	9/17/14	(34,243)
BNP Paribas SA	AUD	1,098	USD	1,025	9/17/14	(4,607)
BNP Paribas SA	JPY	449,544	USD	4,414	9/17/14	(26,384)
Citibank, NA	USD	579	AUD	623	9/17/14	4,847
Credit Suisse International	USD	6,817	GBP	4,071	9/17/14	145,822
HSBC Bank USA	USD	188	CAD	206	9/17/14	4,252
HSBC Bank USA	USD	2,295	JPY	234,860	9/17/14	24,569
Royal Bank of Scotland PLC	USD	544	GBP	324	9/17/14	10,052
Royal Bank of Scotland PLC	USD	458	SEK	3,042	9/17/14	(3,368)
State Street Bank & Trust Co.	CAD	206	USD	193	9/17/14	105
State Street Bank & Trust Co.	USD	10,091	EUR	7,446	9/17/14	107,404
State Street Bank & Trust Co.	EUR	896	USD	1,219	9/17/14	(8,427)
State Street Bank & Trust Co.	USD	466	GBP	276	9/17/14	6,189
State Street Bank & Trust Co.	USD	3,369	CHF	3,027	9/17/14	46,452

						$278,454

CENTRALLY CLEARED CREDIT DEFAULT SWAPS(see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2014	Notional Amount (000)		Market Value		Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanely & Co., LLC/(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 06/20/19*	(5.00)%	3.00%		$12,474	$(1,103,048)		$(71,353)
ITRAXX-XOVER Series 21, 5 Year Index, 06/20/2019*	(5.00)	2.41	EUR	6,060	(981,005)		(6,405)

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 06/20/19*	5.00	3.00		$12,474	1,103,048		257,358
ITRAXX-XOVER Series 21, 5 Year Index, 06/20/2019*	5.00	2.41	EUR	6,060	981,005		125,301

					$–0	–	$304,901

*	Termination date

AllianceBernstein Variable Products Series Fund

TOTAL RETURN SWAPS (see Note D)

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	6,741	0.43%	$2,471	10/15/14	Bank of America, NA	$24,898
Receive	MSCI AC Far East Ex Japan Index	8,220	0.38%	3,013	11/17/14	Bank of America, NA	30,411
Receive	MSCI AC Far East Ex Japan Index	6,978	0.49%	2,557	12/15/14	Bank of America, NA	25,718
Receive	Russell 2000 Total Return Index	109	0.00%	595	10/15/14	Bank of America, NA	13,843
Receive	SPDR S&P 500 ETF Trust	24,205	0.42%	4,703	6/15/15	Bank of America, NA	33,953
Receive	SPDR S&P 500 ETF Trust	30,853	0.42%	5,994	6/15/15	Bank of America, NA	43,282
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	292	0.53%	1,182	7/15/14	Deutsche Bank AG London	21,982
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	256	0.56%	1,036	8/15/14	Deutsche Bank AG London	19,261
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	18	0.66%	73	10/15/14	Deutsche Bank AG London	1,352
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	181	0.66%	733	10/15/14	Deutsche Bank AG London	13,594
Receive	FTSE EPRA/NAREIT Developed xUS Net Total Return Index	1,246	0.55%	4,514	5/15/15	Deutsche Bank AG London	78,348
Receive	Russell 2000 Total Return Index	441	1.00%	2,319	8/25/14	Goldman Sachs International	146,177
Receive	Standard and Poor’s Midcap 400 Index	1,203	1.00%	2,301	8/25/14	Goldman Sachs International	112,374
Receive	Standard and Poor’s Midcap 400 Index	426	0.35%	840	9/15/14	Goldman Sachs International	14,137

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index (continued)
Receive	Standard and Poor’s Midcap 400 Index	7,247	0.37%	$14,221	3/16/15	Goldman Sachs International	$313,302
Receive	Russell 2000 Total Return Index	140	1.00%	763	9/15/14	UBS AG	19,768
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	132	0.65%	534	10/15/14	UBS AG	9,916
Receive	Russell 2000 Total Return Index	65	0.04%	355	10/15/14	UBS AG	8,255
Receive	Russell 2000 Total Return Index	487	1.00%	2,660	3/16/15	UBS AG	61,923
Receive	Russell 2000 Total Return Index	30	1.00%	164	4/15/15	UBS AG	3,814

							$996,308

*	Termination date

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AC—All Country

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

EAFE—Europe, Australia, and Far East

EPRA—European Public Real Estate Association

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

INTRCONX—Inter-Continental Exchange

MSCI—Morgan Stanley Capital International

NAREIT—National Association of Real Estate Investment Trusts

REG—Registered Shares

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $237,519,812)	$270,025,589	(a)
Affiliated issuers (cost $165,945,111—including investment of cash collateral for securities loaned of $1,271,932)	165,945,111
Cash	65,736
Due from broker	5,397,240	(b)
Foreign currencies, at value (cost $206,119)	207,192
Dividends and interest receivable	1,064,484
Unrealized appreciation on total return swaps	996,308
Receivable for investment securities sold	941,997
Receivable for capital stock sold	575,610
Unrealized appreciation on forward currency exchange contracts	355,483
Receivable for variation margin on futures	279,734
Receivable for terminated centrally cleared interest rate swaps	30

Total assets	445,854,514

LIABILITIES
Payable for investment securities purchased	1,284,917
Payable for collateral received on securities loaned	1,260,754
Advisory fee payable	242,695
Payable for capital stock redeemed	204,769
Distribution fee payable	86,610
Unrealized depreciation on forward currency exchange contracts	77,029
Administrative fee payable	28,292
Collateral due to Securities Lending Agent	11,178
Payable for variation margin on centrally cleared credit default swaps	9,789
Transfer Agent fee payable	211
Accrued expenses	89,849

Total liabilities	3,296,093

NET ASSETS	$442,558,421

COMPOSITION OF NET ASSETS
Capital stock, at par	$36,372
Additional paid-in capital	383,701,210
Undistributed net investment income	1,944,217
Accumulated net realized gain on investment and foreign currency transactions	22,448,276
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	34,428,346

	$442,558,421

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$292,375	23,889	$12.24
B	$442,266,046	36,348,380	$12.17

(a)	Includes securities on loan with a value of $1,216,005 (see Note E).

(b)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $118,589)	$2,748,940
Affiliated issuers	56,444
Interest	578,909
Securities lending income	38,489

3,422,782

EXPENSES
Advisory fee (see Note B)	1,424,416
Distribution fee—Class B	508,303
Transfer agency—Class A	2
Transfer agency—Class B	2,590
Custodian	148,098
Audit	28,245
Administrative	27,136
Legal	16,795
Printing	13,582
Directors’ fees	2,299
Miscellaneous	44,462

Total expenses	2,215,928

Net investment income	1,206,854

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(946,648)
Futures	6,422,532
Options written	58,682
Swaps	2,196,481
Foreign currency transactions	(305,290)
Net change in unrealized appreciation/depreciation of:
Investments	9,741,931
Futures	(1,855,914)
Swaps	868,438
Foreign currency denominated assets and liabilities	127,920

Net gain on investment and foreign currency transactions	16,308,132

NET INCREASE IN NET ASSETS FROM OPERATIONS	$17,514,986

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,206,854		$160,080
Net realized gain on investment and foreign currency transactions	7,425,757		16,052,363
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	8,882,375		17,264,985

Net increase in net assets from operations	17,514,986		33,477,428
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(813)
Class B	–0	–	(815,668)
Net realized gain on investment transactions
Class A	–0	–	(794)
Class B	–0	–	(1,125,059)
CAPITAL STOCK TRANSACTIONS
Net increase	37,255,538		135,563,246

Total increase	54,770,524		167,098,340
NET ASSETS
Beginning of period	387,787,897		220,689,557

End of period (including undistributed net investment income of $1,944,217 and $737,363, respectively)	$442,558,421		$387,787,897

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$10,570,695		$15,269,201		$39,887		$25,879,783
Health Care	8,585,043		6,522,363		–0	–	15,107,406
Consumer Discretionary	7,897,251		7,191,162		–0	–	15,088,413
Information Technology	12,162,381		2,723,307		–0	–	14,885,688
Industrials	6,857,471		7,822,812		–0	–	14,680,283
Consumer Staples	6,294,735		6,721,574		–0	–	13,016,309
Energy	7,014,007		4,467,784		–0	–	11,481,791
Materials	2,291,161		4,846,389		–0	–	7,137,550
Telecommunication Services	1,640,402		2,983,455		–0	–	4,623,857
Utilities	2,112,222		2,233,628		–0	–	4,345,850
Governments—Treasuries	–0	–	92,904,717		–0	–	92,904,717
Investment Companies	50,872,177		–0	–	–0	–	50,872,177
Rights	–0	–	–0	–	1,004		1,004
Warrants	761		–0	–	–0	–	761
Short-Term Investments	164,673,179		–0	–	–0	–	164,673,179
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,271,932		–0	–	–0	–	1,271,932

Total Investments in Securities	282,243,417		153,686,392		40,891		435,970,700
Other Financial Instruments* :
Assets:
Futures	330,793		299,207		–0	–	630,000	#
Forward Currency Exchange Contracts	–0	–	355,483		–0	–	355,483
Centrally Cleared Credit Default Swaps	–0	–	382,659		–0	–	382,659	#
Total Return Swaps	–0	–	996,308		–0	–	996,308
Liabilities:
Futures	–0	–	(290,630)		–0	–	(290,630	)#
Forward Currency Exchange Contracts	–0	–	(77,029)		–0	–	(77,029)
Centrally Cleared Credit Default Swaps	–0	–	(77,758)		–0	–	(77,758	)#

Total+	$282,574,210		$155,274,632		$40,891		$437,889,733

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Rights		Total
Balance as of 12/31/13	$–0	–	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–	–0	–
Change in unrealized appreciation/depreciation	6,901		1,004		7,905

AllianceBernstein Variable Products Series Fund

	Common Stocks		Rights		Total
Purchases	$–0	–	$–0	–	$–0	–
Sales	–0	–	–0	–	–0	–
Transfers in to Level 3	32,986		–0	–	32,986
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/14	$39,887		$1,004		$40,891

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/14 *	$6,901		$1,004		$7,905

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. This fee waiver and/or reimbursement will remain in effect until May 1, 2015 and then may be extended by the Adviser for additional one-year terms. For the six months ended June 30, 2014, there was no such reimbursement. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Fund until April 1, 2014. No repayment would have been made that would have caused the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before April 1, 2012. No repayments were made under this provision.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $27,136.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)	Dividend Income (000)
$143,078	$80,373	$58,778	$164,673	$56

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $34,621, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$62,853,577	$41,812,923
U.S. government securities	17,103,123	15,584,157

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$34,621,609
Gross unrealized depreciation	(2,115,832)

Net unrealized appreciation	$32,505,777

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2014, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a

AllianceBernstein Variable Products Series Fund

market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended June 30, 2014, the Portfolio held purchased options for hedging purposes. During the six months ended June 30, 2014, the Portfolio held written options for hedging purposes.

For the six months ended June 30, 2014, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/13	–0	–	$–0	–
Options written	33,600		364,632
Options expired	–0	–	–0	–
Options bought back	(33,600)		(364,632)
Options exercised	–0	–	–0	–

Options written outstanding as of 6/30/14	–0	–	$–0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2014, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended June 30, 2014, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default

AllianceBernstein Variable Products Series Fund

or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At June 30, 2014, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $20,771,960, with net unrealized appreciation of $382,659, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of June 30, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended June 30, 2014, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2014, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $59,443. If a trigger event had occurred at June 30, 2014, for those derivatives in a net liability position, an amount of $59,443 would be required to be posted by the Portfolio.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

At June 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$140,059	*
Equity contracts	Receivable/Payable for variation margin on futures	489,941	*	Receivable/Payable for variation margin on futures	$290,630	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	355,483		Unrealized depreciation on forward currency exchange contracts	77,029
Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	382,659	*	Receivable/Payable for variation margin on centrally cleared credit default swaps	77,758	*
Equity contracts	Unrealized appreciation on total return swaps	996,308

Total		$2,364,450			$445,417

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,034,798	$521,235
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	5,387,734	(2,377,149)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(375,952)	126,329
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(171,126)	(103,983)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(847,236)	–0	–
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	58,682	–0	–

AllianceBernstein Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$122,850	$137,657
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(31,069)	304,901
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,104,700	425,880

Total		$7,283,381	$(965,130)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended June 30, 2014:

Futures:
Average original value of buy contracts	$96,379,063
Average original value of sale contracts	$1,878,019

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$23,417,650
Average principal amount of sale contracts	$10,353,288

Purchased Options:
Average monthly cost	$467,758	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,250,000	(b)

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$20,771,960	(c)
Average notional amount of sale contracts	$20,753,324	(d)

Total Return Swaps:
Average notional amount	$27,499,601

(a)	Positions were open for five months during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for one months during the period.

(d)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received		Securities Collateral Received		Net Amount of Derivatives Assets
Bank of America, NA	$172,105	$–0	–	$–0	–	$(172,105)		$–0	–
Barclays Bank PLC	5,791	(5,791)		–0	–	–0	–	–0	–
Citibank, NA	4,847	–0	–	–0	–	–0	–	4,847
Credit Suisse International	145,822	–0	–	–0	–	–0	–	145,822
Deutsche Bank AG London	134,537	–0	–	–0	–	–0	–	134,537
Goldman Sachs International	585,990	–0	–	–0	–	–0	–	585,990
HSBC Bank USA	28,821	–0	–	–0	–	–0	–	28,821
Exchange-Traded Morgan Stanley & Co., LLC*	2,098,466	–0	–	–0	–	–0	–	2,098,466
Exchange-Traded Morgan Stanley & Co., Inc.*	279,734	–0	–	–0	–	–0	–	279,734
Royal Bank of Scotland PLC	10,052	(3,368)		–0	–	–0	–	6,684
State Street Bank & Trust Co.	160,150	(8,427)		–0	–	–0	–	151,723
UBS AG	103,676	–0	–	–0	–	–0	–	103,676

Total	$3,729,991	$(17,586)		$–0	–	$(172,105)		$3,540,300

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged		Securities Collateral Pledged		Net Amount of Derivatives Liabilities
Barclays Bank PLC	$34,243	$(5,791)		$–0	–	$–0	–	$28,452
BNP Paribas SA	30,991	–0	–	–0	–	–0	–	30,991
Exchange-Traded Citigroup Global Markets, Inc.*	2,108,255	–0	–	(885,738)		–0	–	1,222,517
Royal Bank of Scotland PLC	3,368	(3,368)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	8,427	(8,427)		–0	–	–0	–	–0	–

Total	$2,185,284	$(17,586)		$(885,738)		$–0	–	$1,281,960

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at June 30, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any

AllianceBernstein Variable Products Series Fund

income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2014, the Portfolio had securities on loan with a value of $1,216,005 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,271,932. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $38,489 and $734 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$1,054	$49,639	$49,421	$1,272

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	15,224		21,276	$179,379		$239,297
Shares issued in reinvestment of dividends and distributions	–0	–	138	–0	–	1,526
Shares redeemed	(14,230)		(1,016)	(171,567)		(11,385)

Net increase	994		20,398	$7,812		$229,438

Class B
Shares sold	5,346,291		15,088,582	$62,876,392		$168,096,951
Shares issued in reinvestment of dividends and distributions	–0	–	175,631	–0	–	1,940,727
Shares redeemed	(2,177,378)		(3,121,224)	(25,628,666)		(34,703,870)

Net increase	3,168,913		12,142,989	$37,247,726		$135,333,808

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETFs expenses and runs the risk that the ETF may not achieve its investment objectives.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$1,548,285	$308,471
Net long-term capital gains	394,049	–0	–

Total taxable distributions paid	$1,942,334	$308,471

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,229,636
Undistributed net capital gain	8,039,709
Accumulated capital and other losses	(21,594	)(a)
Unrealized appreciation/(depreciation)	23,072,425	(b)

Total accumulated earnings/(deficit)	$41,320,176	(c)

(a)	As of December 31, 2013, the Portfolio had cumulative deferred losses on straddles of $21,594.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax deferral of dividend income from real estate investment trust (REIT) securities.

AllianceBernstein Variable Products Series Fund

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,				April 1, 2011(a) to December 31, 2011
			2013		2012
Net asset value, beginning of period	$11.74		$10.53		$9.75		$10.00

Income From Investment Operations
Net investment income (loss) (b)	.05		.03	(c)	(.01)	(c)	.03	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45		1.26		.81		(.28)

Net increase (decrease) in net asset value from operations	.50		1.29		.80		(.25)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.04)		(.01)		–0	–
Distributions from net realized gain on investment transactions	–0	–	(.04)		(.01)		–0	–

Total dividends and distributions	–0	–	(.08)		(.02)		–0	–

Net asset value, end of period	$12.24		$11.74		$10.53		$9.75

Total Return
Total investment return based on net asset value (d)	4.26%		12.31%		8.22%		(2.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$292		$269		$27		$9,742
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84	%^	.85%		.85%		.85	%^
Expenses, before waivers/reimbursements	.84	%^	.89%		1.22%		2.53	%^
Net investment income (loss)	.83	%^	.31	%(c)	(.14)	%(c)	.36	%(c)^
Portfolio turnover rate	22%		52%		51%		68%

See footnote summary on page 43.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,				April 1, 2011(a) to December 31, 2011
			2013		2012
Net asset value, beginning of period	$11.68		$10.49		$9.74		$10.00

Income From Investment Operations
Net investment income (b)	.03		.01	(c)	.01	(c)	.06	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46		1.25		.76		(.32)

Net increase (decrease) in net asset value from operations	.49		1.26		.77		(.26)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.03)		(.01)		–0	–
Distributions from net realized gain on investment transactions	–0	–	(.04)		(.01)		–0	–

Total dividends and distributions	–0	–	(.07)		(.02)		–0	–

Net asset value, end of period	$12.17		$11.68		$10.49		$9.74

Total Return
Total investment return based on net asset value (d)	4.19%		12.04%		7.90%		(2.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$442,266		$387,519		$220,663		$51,687
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.09	%^	1.10%		1.10%		1.10	%^
Expenses, before waivers/reimbursements	1.09	%^	1.14%		1.29%		2.45	%^
Net investment income	.59	%^	.05	%(c)	.12	%(c)	1.02	%(c)^
Portfolio turnover rate	22%		52%		51%		68%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 06/30/13 ($MM)	Advisory Fee
Dynamic Asset Allocation Portfolio	$278.1	0.70% of Average Daily Net Assets

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $49,297 (0.035% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the

1	The information in the fee evaluation was completed on July 25, 2013 and discussed with the Board of Directors on August 6-8, 2013.

2

Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Portfolio commenced operation on April 1, 2011.

AllianceBernstein Variable Products Series Fund

Portfolio’s current fiscal year. The agreement for such reimbursement is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/12)	Fiscal Year End
Dynamic Asset Allocation Portfolio	Class A 0.85%	1.22%	December 31
	Class B 1.10%	1.29%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed by the Portfolio for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2013 net assets:5

Portfolio	Net Assets 6/30/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Dynamic Asset Allocation Portfolio	$278.1	Dynamic Balanced 0.50% on 1st $500 million 0.40% on the balance Minimum Account Size: $250m	0.400%	0.700%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser manages AllianceBernstein Dynamic All Market Fund—(“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as the Portfolio. The advisory fee schedule of Dynamic All Market Fund is set forth below.

Portfolio	AB Fund	Fee Schedule
Dynamic Asset Allocation Portfolio	Dynamic All Market Fund	0.60% (flat fee)

The Adviser manages the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “Overlay Portfolios”), which utilize the Adviser’s dynamic asset allocation strategy. Unlike the Portfolio, the Overlay Portfolios are not designed as stand-alone investments and are used in conjunction with globally diversified Private Client portfolios.6 The advisory fee schedules of the Overlay Portfolios are set forth below.

Portfolio	Overlay Portfolio	Fee[7]
Dynamic Asset Allocation Portfolio	Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90% (flat rate)

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65% (flat rate)

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on June 30, 2013 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Dynamic Asset Allocation Portfolio	Client # 1	0.40% on 1st $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.395%	0.700%

	Client # 2	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.354%	0.700%

	Client # 3[8]	0.35% on first $400 million 0.30% on the balance	0.350%	0.700%

	Client # 4	0.18% on first $500 million 0.15% on next $1 billion 0.12% on the balance	0.180%	0.700%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors

6	Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting. The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting. The Overlay Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities as well as derivatives.

7	The advisory fees of each Overlay Portfolio are based on the percentage of each portfolio’s average daily net assets, not an aggregate of the assets in the portfolios shown.

8	The client is an affiliate of the Adviser.

AllianceBernstein Variable Products Series Fund

between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s contractual management fee10 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[12]	Lipper EG Median (%)	Lipper EG Rank
Dynamic Asset Allocation Portfolio	0.700	0.700	4/7

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.13

Portfolio	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Dynamic Asset Allocation Portfolio	0.856	0.730	5/7	0.734	6/9

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior

Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

12	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A total expense ratio.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was positive for calendar year 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $347,719 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $901,573 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,385 from the Portfolio.15

The Portfolio did not effect any brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009,

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2010.

AllianceBernstein Variable Products Series Fund

AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $435 billion as of June 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year net performance ranking and return19 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended May 31, 2013.21

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Dynamic Asset Allocation Portfolio
1 year	13.82	16.78	16.64	6/7	7/9

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2013.22

	Periods Ending May 31, 2013 Annualized Net Performance (%)
	1 Year (%)	Since- Inception (%)
Dynamic Asset Allocation Portfolio	13.82	5.13
60% MSCI World Index / 40% Barclay’s Capital U.S. Treasury	15.56	6.48
MSCI World Index	27.77	6.87
Barclay’s Capital U.S. Treasury	–0.89	4.96
Inception Date: April 1, 2011

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio shown was provided by Lipper.

20	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedule of the Portfolio, which lack potential for sharing economies of scale through breakpoints, should the Portfolio’s assets, which currently remain low, grow to a substantial level. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 5, 2013

VPS-DAA-0152-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,078.60	$5.05	0.98%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.93	$4.91	0.98%

Class B
Actual	$1,000	$1,077.30	$6.34	1.23%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.70	$6.16	1.23%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Schlumberger Ltd.	$3,109,162	2.2%
Google, Inc.	2,877,836	2.1
Monsanto Co.	2,594,592	1.9
Cie Financiere Richemont SA	2,561,049	1.8
Visa, Inc.—Class A	2,509,556	1.8
Apple, Inc.	2,485,413	1.8
Noble Energy, Inc.	2,381,895	1.7
AIA Group Ltd.	2,364,600	1.7
Kroton Educacional SA	2,352,769	1.7
Roche Holding AG	2,330,022	1.7

	$25,566,894	18.4%

SECTOR BREAKDOWN**

June 30, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$34,066,169	24.6%
Consumer Discretionary	32,575,995	23.5
Health Care	21,460,746	15.5
Consumer Staples	14,180,206	10.2
Financials	13,485,540	9.7
Energy	12,941,968	9.3
Industrials	2,663,173	1.9
Materials	2,594,592	1.9
Telecommunication Services	1,669,314	1.2
Short-Term Investments	3,005,633	2.2

Total Investments	$138,643,336	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$66,312,608	47.8%
Switzerland	8,301,430	6.0
Hong Kong	7,109,258	5.1
Japan	6,870,762	5.0
United Kingdom	5,628,882	4.1
India	4,608,087	3.3
Netherlands	3,613,569	2.6
Brazil	3,506,333	2.5
France	3,357,967	2.4
Singapore	3,183,757	2.3
Russia	2,579,028	1.9
Italy	2,488,231	1.8
Austria	2,386,173	1.7
Other	15,691,618	11.3
Short-Term Investments	3,005,633	2.2

Total Investments	$138,643,336	100.0%

*	All data are as of June 30, 2014. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.7% or less in the following countries: Belgium, China, Germany, Indonesia, Mexico, Peru, Philippines, South Africa, Sweden and Taiwan.

3

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%

INFORMATION TECHNOLOGY–24.5%
COMMUNICATIONS EQUIPMENT–2.3%
CalAmp Corp.(a)	56,340	$1,220,324
QUALCOMM, Inc.	24,200	1,916,640

		3,136,964

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.2%
InvenSense, Inc.(a)(b)	75,705	1,717,747

INTERNET SOFTWARE & SERVICES–6.3%
Google, Inc.–Class A(a)	2,481	1,450,566
Google, Inc.–Class C(a)	2,481	1,427,270
LinkedIn Corp.–Class A(a)	9,657	1,655,886
Tencent Holdings Ltd	83,800	1,278,088
Yandex NV–Class A(a)	39,770	1,417,403
Yelp, Inc.(a)	20,476	1,570,099

		8,799,312

IT SERVICES–2.7%
QIWI PLC (Sponsored ADR)	28,803	1,161,625
Visa, Inc.–Class A	11,910	2,509,556

		3,671,181

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.7%
ams AG	7,390	1,226,638
Avago Technologies Ltd.	20,600	1,484,642
MediaTek, Inc.	117,000	1,979,088
NVIDIA Corp.	69,018	1,279,594
NXP Semiconductor NV(a)	29,970	1,983,415

		7,953,377

SOFTWARE–3.8%
NetSuite, Inc.(a)	16,469	1,430,827
Salesforce.com, Inc.(a)	23,342	1,355,703
ServiceNow, Inc.(a)	25,240	1,563,870
Splunk, Inc.(a)	17,778	983,657

		5,334,057

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.5%
Apple, Inc.	26,745	2,485,413
Silicon Graphics International Corp.(a)	100,636	968,118

		3,453,531

		34,066,169

CONSUMER DISCRETIONARY–23.4%
AUTO COMPONENTS–1.3%
Delphi Automotive PLC	26,230	1,803,050

AUTOMOBILES–4.2%
Harley-Davidson, Inc.	25,560	$1,785,366
Nissan Motor Co., Ltd.	111,400	1,054,897
Tata Motors Ltd.–Class A	300,384	1,474,702
Volkswagen AG (Preference Shares)	6,106	1,599,263

		5,914,228

DIVERSIFIED CONSUMER SERVICES–1.7%
Kroton Educacional SA	83,900	2,352,769

HOTELS, RESTAURANTS & LEISURE–2.9%
Alsea SAB de CV(a)	105,585	379,662
Melco Crown Entertainment Ltd. (ADR)	56,630	2,022,257
Yum! Brands, Inc.	19,550	1,587,460

		3,989,379

INTERNET & CATALOG RETAIL–3.7%
Amazon.com, Inc.(a)	6,733	2,186,744
JD.com, Inc. (ADR)(a)	35,180	1,002,982
Priceline Group, Inc. (The)(a)	1,660	1,996,980

		5,186,706

MEDIA–1.1%
Walt Disney Co. (The)	17,740	1,521,028

MULTILINE RETAIL–1.6%
Lojas Renner SA	36,000	1,153,564
Matahari Department Store Tbk PT	919,000	1,070,165

		2,223,729

SPECIALTY RETAIL–1.8%
Chow Tai Fook Jewellery Group Ltd.	817,400	1,251,548
Fast Retailing Co., Ltd.	3,900	1,284,775

		2,536,323

TEXTILES, APPAREL & LUXURY GOODS–5.1%
Cie Financiere Richemont SA	24,440	2,561,049
NIKE, Inc.–Class B	26,330	2,041,891
Prada SpA(b)	137,200	974,990
Samsonite International SA	446,200	1,470,853

		7,048,783

		32,575,995

HEALTH CARE–15.4%
BIOTECHNOLOGY–2.5%
Cepheid(a)	38,507	1,846,026
Quintiles Transnational Holdings, Inc.(a)	32,118	1,711,568

		3,557,594

HEALTH CARE EQUIPMENT & SUPPLIES–1.9%
Elekta AB–Class B(b)	73,740	936,564
Essilor International SA	15,680	1,661,703

		2,598,267

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–1.6%
UnitedHealth Group, Inc.	26,590	$2,173,733

LIFE SCIENCES TOOLS & SERVICES–1.4%
Illumina, Inc.(a)	11,321	2,021,251

PHARMACEUTICALS–8.0%
Allergan, Inc./United States	8,090	1,368,990
Aspen Pharmacare Holdings Ltd.	52,210	1,468,044
Bristol-Myers Squibb Co.	34,830	1,689,603
Kalbe Farma Tbk PT	9,368,000	1,311,401
Perrigo Co. PLC	9,830	1,432,821
Roche Holding AG	7,820	2,330,022
Sun Pharmaceutical Industries Ltd.	131,950	1,509,020

		11,109,901

		21,460,746

CONSUMER STAPLES–10.2%
BEVERAGES–3.0%
Anheuser-Busch InBev NV	17,500	2,010,755
Diageo PLC	65,590	2,088,980

		4,099,735

FOOD PRODUCTS–4.8%
Danone SA	22,812	1,696,264
Mead Johnson Nutrition Co.–Class A	20,830	1,940,731
Nestle SA	21,360	1,655,120
Universal Robina Corp.	384,941	1,360,541

		6,652,656

HOUSEHOLD PRODUCTS–1.3%
Unicharm Corp.	31,200	1,860,186

PERSONAL PRODUCTS–1.1%
Estee Lauder Cos., Inc. (The)–Class A	21,110	1,567,629

		14,180,206

FINANCIALS–9.7%
BANKS–2.0%
Credicorp Ltd.	8,330	1,295,065
UniCredit SpA	180,980	1,513,241

		2,808,306

CAPITAL MARKETS–1.3%
UBS AG(a)	95,810	1,755,239

DIVERSIFIED FINANCIAL SERVICES–2.3%
ING Groep NV(a)	116,170	1,630,154
Intercontinental Exchange, Inc.	8,490	1,603,761

		3,233,915

INSURANCE–1.7%
AIA Group Ltd.	470,000	$2,364,600

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.2%
Global Logistic Properties Ltd.	784,000	1,699,115

THRIFTS & MORTGAGE FINANCE–1.2%
Housing Development Finance Corp.	98,940	1,624,365

		13,485,540

ENERGY–9.3%
ENERGY EQUIPMENT & SERVICES–4.7%
CAT Oil AG	45,240	1,159,535
Oceaneering International, Inc.	28,610	2,235,299
Schlumberger Ltd.	26,360	3,109,162

		6,503,996

OIL, GAS & CONSUMABLE FUELS–4.6%
BG Group PLC	82,310	1,736,852
Concho Resources, Inc.(a)	16,050	2,319,225
Noble Energy, Inc.	30,750	2,381,895

		6,437,972

		12,941,968

INDUSTRIALS–1.9%
MACHINERY–1.9%
FANUC Corp.	5,800	1,001,590
Proto Labs, Inc.(a)	20,283	1,661,583

		2,663,173

MATERIALS–1.9%
CHEMICALS–1.9%
Monsanto Co.	20,800	2,594,592

TELECOMMUNICATION SERVICES–1.2%
WIRELESS TELECOMMUNICATION SERVICES–1.2%
SoftBank Corp.	22,400	1,669,314

Total Common Stocks (cost $108,475,654)		135,637,703

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.1%
TIME DEPOSIT–2.1%
State Street Time Deposit 0.01%, 7/01/14 (cost $3,005,633)	$3,006	3,005,633

Total Investments Before Security Lending Collateral for Securities Loaned–99.6% (cost $111,481,287)		138,643,336

5

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.3%
INVESTMENT COMPANIES–2.3%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $3,144,277)	3,144,277	$3,144,277

Company	Shares	U.S. $ Value

TOTAL INVESTMENTS–101.9% (cost $114,625,564)		$141,787,613
Other assets less liabilities–(1.9)%		(2,659,176)

NET ASSETS–100.0%		$139,128,437

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	532	USD	498	9/17/14	$(800)
BNP Paribas SA	JPY	249,006	USD	2,457	9/17/14	(2,370)
Citibank, NA	USD	4,022	AUD	4,325	9/17/14	33,651
Credit Suisse International	CAD	1,022	USD	954	9/17/14	(1,515)
Credit Suisse International	RUB	22,654	USD	636	9/17/14	(19,812)
Credit Suisse International	USD	2,902	GBP	1,733	9/17/14	62,076
Goldman Sachs Bank USA	BRL	5,969	USD	2,710	7/02/14	8,586
Goldman Sachs Bank USA	USD	2,698	BRL	5,969	7/02/14	3,053
Goldman Sachs Bank USA	BRL	5,969	USD	2,674	8/04/14	(2,458)
Goldman Sachs Bank USA	USD	777	BRL	1,726	8/04/14	(3,450)
HSBC Bank USA	BRL	5,969	USD	2,663	7/02/14	(38,924)
HSBC Bank USA	USD	2,710	BRL	5,969	7/02/14	(8,586)
HSBC Bank USA	HKD	43,636	USD	5,630	9/17/14	1,809
HSBC Bank USA	USD	5,133	CAD	5,611	9/17/14	115,803
HSBC Bank USA	USD	1,218	CHF	1,085	9/17/14	6,534
HSBC Bank USA	USD	2,433	JPY	249,006	9/17/14	26,048
Standard Chartered Bank	RUB	41,170	USD	1,173	9/17/14	(18,601)
State Street Bank & Trust Co.	CHF	3,647	USD	4,061	9/17/14	(54,501)
State Street Bank & Trust Co.	EUR	964	USD	1,315	9/17/14	(5,731)
State Street Bank & Trust Co.	USD	3,702	EUR	2,733	9/17/14	41,556
State Street Bank & Trust Co.	USD	3,918	GBP	2,304	9/17/14	23,005
State Street Bank & Trust Co.	USD	340	SEK	2,283	9/17/14	1,025
UBS AG	USD	390	NOK	2,339	9/17/14	(9,601)

						$156,797

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

6

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $111,481,287)	$138,643,336	(a)
Affiliated issuers (cost $3,144,277—investment of cash collateral for securities loaned)	3,144,277
Foreign currencies, at value (cost $344,175)	345,050
Unrealized appreciation on forward currency exchange contracts	323,146
Receivable for capital stock sold	141,610
Dividends and interest receivable	128,908

Total assets	142,726,327

LIABILITIES
Payable for collateral received on securities loaned	3,144,277
Unrealized depreciation on forward currency exchange contracts	166,349
Payable for capital stock redeemed	91,799
Advisory fee payable	81,065
Administrative fee payable	28,560
Distribution fee payable	20,561
Transfer Agent fee payable	211
Accrued expenses	65,068

Total liabilities	3,597,890

NET ASSETS	$139,128,437

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,357
Additional paid-in capital	162,567,429
Undistributed net investment income	59,837
Accumulated net realized loss on investment and foreign currency transactions	(50,825,440)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	27,320,254

	$139,128,437

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$33,136,630	1,480,931	$22.38
B	$105,991,807	4,876,333	$21.74

(a)	Includes securities on loan with a value of $3,098,004 (see Note E).

See notes to financial statements.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $63,683)	$824,217
Affiliated issuers	912
Interest	101
Securities lending income	41,162

866,392

EXPENSES
Advisory fee (see Note B)	494,400
Distribution fee—Class B	125,180
Transfer agency—Class A	1,224
Transfer agency—Class B	3,866
Custodian	51,668
Administrative	27,041
Printing	24,593
Audit	18,429
Legal	15,587
Directors’ fees	2,298
Miscellaneous	5,676

Total expenses	769,962

Net investment income	96,430

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	9,840,541
Foreign currency transactions	(119,161)
Net change in unrealized appreciation/depreciation of:
Investments	(36,102)
Foreign currency denominated assets and liabilities	158,292

Net gain on investment and foreign currency transactions	9,843,570

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,940,000

See notes to financial statements.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$96,430		$20,715
Net realized gain on investment and foreign currency transactions	9,721,380		10,129,091
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	122,190		16,927,001

Net increase in net assets from operations	9,940,000		27,076,807
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(74,183)
Class B	–0	–	(19,394)
Tax return of capital
Class A	–0	–	(6,024)
Class B	–0	–	(1,575)
CAPITAL STOCK TRANSACTIONS
Net decrease	(4,394,654)		(25,487,404)

Total increase	5,545,346		1,488,227
NET ASSETS
Beginning of period	133,583,091		132,094,864

End of period (including undistributed net investment income of $59,837 and distributions in excess of net investment income of $(36,593), respectively)	$139,128,437		$133,583,091

See notes to financial statements.

9

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon

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AllianceBernstein Variable Products Series Fund

the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$29,582,355		$4,483,814		$–0	–	$34,066,169
Consumer Discretionary	19,833,753		12,742,242		–0	–	32,575,995
Health Care	12,243,992		9,216,754		–0	–	21,460,746
Consumer Staples	3,508,360		10,671,846		–0	–	14,180,206
Financials	4,654,065		8,831,475		–0	–	13,485,540
Energy	10,045,581		2,896,387		–0	–	12,941,968
Industrials	1,661,583		1,001,590		–0	–	2,663,173
Materials	2,594,592		–0	–	–0	–	2,594,592
Telecommunication Services	–0	–	1,669,314		–0	–	1,669,314
Short-Term Investments	–0	–	3,005,633		–0	–	3,005,633
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,144,277		–0	–	–0	–	3,144,277

Total Investments in Securities	87,268,558		54,519,055+		–0	–	141,787,613
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	–0	–	323,146		–0	–	323,146
Liabilities:
Forward Currency Exchange Contracts	–0	–	(166,349)		–0	–	(166,349)

Total^	$87,268,558		$54,675,852		$–0	–	$141,944,410

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

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AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $27,041.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $60,313, of which $32 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$38,008,598		$44,279,489
U.S. government securities	–0	–	–0	–

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$28,512,180
Gross unrealized depreciation	(1,350,131)

Net unrealized appreciation	$27,162,049

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2014, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2014, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $31,372. If a trigger event had occurred at June 30, 2014, for those derivatives in a net liability position, an amount of $31,372 would be required to be posted by the Portfolio.

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AllianceBernstein Variable Products Series Fund

At June 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$323,146	Unrealized depreciation on forward currency exchange contracts	$166,349

Total		$323,146		$166,349

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(176,695)	$155,168

Total		$(176,695)	$155,168

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended June 30, 2014:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$27,245,164
Average principal amount of sale contracts	$19,208,353

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received		Securities Collateral Received		Net Amount of Derivatives Assets
Citibank, NA	$33,651	$–0	–	$–0	–	$–0	–	$33,651
Credit Suisse International	62,076	(21,327)		–0	–	–0	–	40,749
Goldman Sachs Bank USA	11,639	(5,908)		–0	–	–0	–	5,731
HSBC Bank USA	150,194	(47,510)		–0	–	–0	–	102,684
State Street Bank & Trust Co.	65,586	(60,232)		–0	–	–0	–	5,354

Total	$323,146	$(134,977)		$–0	–	$–0	–	$188,169

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged		Securities Collateral Pledged		Net Amount of Derivatives Liabilities
BNP Paribas SA	$3,170	$–0	–	$–0	–	$–0	–	$3,170
Credit Suisse International	21,327	(21,327)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	5,908	(5,908)		–0	–	–0	–	–0	–
HSBC Bank USA	47,510	(47,510)		–0	–	–0	–	–0	–
Standard Chartered Bank	18,601	–0	–	–0	–	–0	–	18,601
State Street Bank & Trust Co.	60,232	(60,232)		–0	–	–0	–	–0	–
UBS AG	9,601							9,601

Total	$166,349	$(134,977)		$–0	–	$–0	–	$31,372

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2014, the Portfolio had securities on loan with a value of $3,098,004 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $3,144,277. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $41,162 and $912 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$1,350	$12,432	$10,638	$3,144

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	85,860		144,991	$1,816,012		$2,658,807
Shares issued in reinvestment of dividends	–0	–	4,357	–0	–	80,207
Shares redeemed	(156,625)		(980,306)	(3,293,545)		(18,090,881)

Net decrease	(70,765)		(830,958)	$(1,477,533)		$(15,351,867)

Class B
Shares sold	377,637		638,321	$7,814,077		$11,410,760
Shares issued in reinvestment of dividends	–0	–	1,169	–0	–	20,969
Shares redeemed	(525,411)		(1,208,972)	(10,731,198)		(21,567,266)

Net decrease	(147,774)		(569,482)	$(2,917,121)		$(10,135,537)

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AllianceBernstein Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$93,577	$–0	–

Total taxable distributions	93,577	–0	–
Tax return of capital	7,599	–0	–

Total distributions paid	$101,176	$–0	–

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(59,972,547	)(a)
Unrealized appreciation/(depreciation)	26,587,198	(b)

Total accumulated earnings/(deficit)	$(33,385,349)

(a)	As of December 31, 2013, the Portfolio had a net capital loss carryforward of $59,936,202. During the fiscal year, the Portfolio utilized $7,576,730 of capital loss carryforwards to offset current year net realized gains. At December 31, 2013, the Portfolio had a qualified late-year ordinary loss deferral of $36,345 which is deemed to arise on January 1, 2014.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $59,936,202 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$28,312,496	n/a	2016
18,800,560	n/a	2017
10,133,887	$2,689,259	No expiration

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$20.75		$16.88		$14.87		$19.47		$16.73		$10.90

Income From Investment Operations
Net investment income (a)	.03		.04		.13		.02		.12		.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.60		3.88		1.88		(4.52)		2.98		5.76
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	1.63		3.92		2.01		(4.50)		3.10		5.83

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.05)		–0	–	(.10)		(.36)		–0	–
Tax return of capital	–0	–	(.00	)(b)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.05)		–0	–	(.10)		(.36)		–0	–

Net asset value, end of period	$22.38		$20.75		$16.88		$14.87		$19.47		$16.73

Total Return
Total investment return based on net asset value (c)	7.86%		23.26	%*	13.52	%*	(23.23	)%*	18.93	%*	53.49	%*†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,136		$32,195		$40,231		$42,094		$66,302		$65,358
Ratio to average net assets of:
Expenses	.98	%^	.98%		.99%		.94%		.99	%+	1.00%
Net investment income	.33	%^	.22%		.83%		.10%		.69	%+	.52%
Portfolio turnover rate	29%		96%		152%		163%		117%		215%

See footnote summary on page 20.

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GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$20.18		$16.42		$14.50		$18.99		$16.34		$10.67

Income From Investment Operations
Net investment income (loss) (a)	.01		(.01)		.09		(.03)		.07		.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.55		3.77		1.83		(4.40)		2.90		5.63
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	1.56		3.76		1.92		(4.43)		2.97		5.67

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.00	)(b)	–0	–	(.06)		(.32)		–0	–
Tax return of capital	–0	–	(.00	)(b)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	–0	–	–0	–	(.06)		(.32)		–0	–

Net asset value, end of period	$21.74		$20.18		$16.42		$14.50		$18.99		$16.34

Total Return
Total investment return based on net asset value (c)	7.73%		22.93	%*	13.24	%*	(23.41	)%*	18.58	%*	53.14	%*†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,992		$101,388		$91,864		$99,084		$141,649		$141,536
Ratio to average net assets of:
Expenses	1.23	%^	1.23%		1.24%		1.19%		1.24	%+	1.25%
Net investment income (loss)	.09	%^	(.06)%		.58%		(.14)%		.44	%+	.27%
Portfolio turnover rate	29%		96%		152%		163%		117%		215%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.05%, 0.07%, 0.04%, 0.04% and 0.15%, respectively.

†	Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 0.01%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

20

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Thematic Growth Portfolio (formerly named AllianceBernstein Global Technology Portfolio) (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts

21

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net) and the MSCI World Index (Net), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014, and (in the case of comparisons with the MSCI World Index) the period since inception (January 1996 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the indices in the 1-year period and lagged them in all other periods. The directors also noted that at the February 2009 meetings, they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI AC World Index, and a name change to AllianceBernstein Global Thematic Growth Portfolio from AllianceBernstein Global Technology Portfolio effective May 1, 2009. As a result, the directors gave less weight to the Portfolio’s investment performance prior to May 2009. Based on their review, the directors concluded that the Portfolio’s recent performance was acceptable. The directors determined to continue to monitor the Portfolio’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 4.1 basis points in the Portfolio’s latest fiscal year and that as a result the rate of compensation received by the Adviser pursuant to the Advisory Agreement was higher than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the

22

AllianceBernstein Variable Products Series Fund

same as that for its Corresponding Fund except that the Portfolio’s fee rate is a monthly fee based on average daily net assets whereas the Corresponding Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar (but not the same) Lipper investment objective/classification. The Portfolio’s Expense Universe had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s relatively small asset base of approximately $133 million impacted the Portfolio’s expense ratio. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

23

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/14 ($MIL)
Global Thematic Growth Portfolio	Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$132.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,101 (0.041% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

24

AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Thematic Growth Portfolio	Class A 0.98%	December 31
Class B 1.23%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	$132.9	Global Thematic Research Schedule	0.550%	0.750%
		0.80% on 1st $25m
		0.60% on next $25m
		0.50% on next $50m
		0.40% on the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Thematic Growth Fund, Inc. (“Global Thematic Growth Fund, Inc.), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Global Thematic Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio[7]	Global Thematic Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Thematic Research Growth Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[8]
Thematic Research Growth Portfolio Class A	1.70%
Class I (Institutional)	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fees of AllianceBernstein Global Thematic Growth Fund, Inc. are based on the mutual fund’s net assets at the end of each quarter and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

8	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

26

AllianceBernstein Variable Products Series Fund

expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.12

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Global Thematic Growth Portfolio[14]	0.750	0.754	4/10

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Thematic Growth Portfolio[16]	0.977	0.906	7/10	0.891	11/15

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $235,491 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $547,931 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

12	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	The Portfolio’s EG includes the Portfolio, four other variable insurance product (“VIP”) Global Growth funds (“GLGE”) and five VIP Global Core funds (“GLCE”).

15	Most recently completed fiscal year end Class A total expense ratio.

16	Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and VIP GLCE funds, excluding outliers.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

28

AllianceBernstein Variable Products Series Fund

the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2014.23

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Thematic Growth Portfolio[24]
1 year	26.45	26.21	22.81	2/5	4/15
3 year	2.86	10.36	10.35	5/5	14/14
5 year	17.89	20.80	21.55	5/5	13/13
10 year	4.21	6.86	7.85	3/3	9/9

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown28

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio[24]	26.45	2.86	17.89	4.21	5.35	20.62	0.89	5
MSCI AC World Index	18.16	8.35	19.58	6.87	N/A	16.36	1.17	5
MSCI World (Net) Index[25]	21.68	9.81	19.98	6.75	6.45	N/A	N/A	N/A
Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU may not be identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The Portfolio’s Lipper classification changed in 2009 from VA Science/Technology Funds to VA Global Growth as a result of changes to the Portfolio’s strategy.

25	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

28

Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

29

VPS-GTG-0152-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,042.20	$5.37	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.54	$5.31	1.06%

Class B
Actual	$1,000	$1,040.90	$6.63	1.31%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.30	$6.56	1.31%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.	$3,883,526	5.3%
Apple, Inc.	3,352,450	4.6
Visa, Inc.—Class A	2,800,336	3.8
Allergan, Inc./United States	2,551,838	3.5
Comcast Corp.—Class A	2,492,362	3.4
Gilead Sciences, Inc.	2,369,568	3.2
Schlumberger Ltd.	2,310,051	3.1
Starbucks Corp.	1,870,275	2.5
Priceline Group, Inc. (The)	1,804,500	2.5
Lowe’s Cos., Inc.	1,798,185	2.4

	$25,233,091	34.3%

SECTOR BREAKDOWN**

June 30, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$18,738,468	25.7%
Consumer Discretionary	16,778,558	23.0
Health Care	12,812,234	17.6
Industrials	8,491,127	11.6
Consumer Staples	7,699,046	10.5
Energy	4,063,195	5.6
Financials	3,443,775	4.7
Materials	934,303	1.3

Total Investments	$72,960,706	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–9.3%

INFORMATION TECHNOLOGY–25.5%
COMMUNICATIONS EQUIPMENT–1.5%
F5 Networks, Inc.(a)	10,230	$1,140,031

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
Amphenol Corp.–Class A	5,730	552,028

INTERNET SOFTWARE & SERVICES–7.4%
CoStar Group, Inc.(a)	2,590	409,661
Facebook, Inc.–Class A(a)	16,800	1,130,472
Google, Inc.–Class A(a)	3,472	2,029,974
Google, Inc.–Class C(a)	3,222	1,853,552

		5,423,659

IT SERVICES–5.2%
Cognizant Technology Solutions Corp.–Class A(a)	20,980	1,026,132
Visa, Inc.–Class A	13,290	2,800,336

		3,826,468

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.8%
NXP Semiconductor NV(a)	8,470	560,545

SOFTWARE–5.3%
ANSYS, Inc.(a)	12,260	929,553
Aspen Technology, Inc.(a)	19,180	889,952
Concur Technologies, Inc.(a)	5,810	542,305
Informatica Corp.(a)	17,730	632,075
Tableau Software, Inc.–Class A(a)	4,740	338,104
Ultimate Software Group, Inc. (The)(a)	3,990	551,298

		3,883,287

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–4.6%
Apple, Inc.	36,075	3,352,450

		18,738,468

CONSUMER DISCRETIONARY–22.8%
AUTOMOBILES–1.1%
Harley-Davidson, Inc.	11,670	815,149

HOTELS, RESTAURANTS & LEISURE–2.5%
Starbucks Corp.	24,170	1,870,275

INTERNET & CATALOG RETAIL–3.9%
HSN, Inc.	8,970	531,383
Priceline Group, Inc. (The)(a)	1,500	1,804,500
TripAdvisor, Inc.(a)	4,740	515,048

		2,850,931

LEISURE PRODUCTS–0.8%
Polaris Industries, Inc.	4,270	$556,125

MEDIA–6.5%
AMC Networks, Inc.–Class A(a)	7,359	452,505
Comcast Corp.–Class A	46,430	2,492,362
Liberty Media Corp.–Class A(a)	5,870	802,312
Viacom, Inc.–Class B	12,110	1,050,300

		4,797,479

SPECIALTY RETAIL–4.9%
Five Below, Inc.(a)	7,890	314,890
Lowe’s Cos., Inc.	37,470	1,798,185
O’Reilly Automotive, Inc.(a)	3,430	516,558
Tractor Supply Co.	9,020	544,808
Urban Outfitters, Inc.(a)	12,640	427,991

		3,602,432

TEXTILES, APPAREL & LUXURY GOODS–3.1%
Michael Kors Holdings Ltd.(a)	12,107	1,073,285
NIKE, Inc.–Class B	15,640	1,212,882

		2,286,167

		16,778,558

HEALTH CARE–17.4%
BIOTECHNOLOGY–7.8%
Biogen Idec, Inc.(a)	4,680	1,475,651
Gilead Sciences, Inc.(a)	28,580	2,369,568
Quintiles Transnational Holdings, Inc.(a)	26,374	1,405,471
Vertex Pharmaceuticals, Inc.(a)	4,730	447,836

		5,698,526

HEALTH CARE EQUIPMENT & SUPPLIES–2.1%
HeartWare International, Inc.(a)	3,940	348,690
Intuitive Surgical, Inc.(a)	2,990	1,231,282

		1,579,972

HEALTH CARE PROVIDERS & SERVICES–2.4%
McKesson Corp.	3,720	692,701
UnitedHealth Group, Inc.	13,200	1,079,100

		1,771,801

PHARMACEUTICALS–5.1%
Allergan, Inc./United States	15,080	2,551,838
Bristol-Myers Squibb Co.	13,730	666,042
Endo International PLC(a)	7,770	544,055

		3,761,935

		12,812,234

INDUSTRIALS–11.6%
AEROSPACE & DEFENSE–2.7%
Boeing Co. (The)	9,370	1,192,145
Precision Castparts Corp.	3,140	792,536

		1,984,681

AIRLINES–1.3%
Copa Holdings SA–Class A	6,740	960,922

3

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–1.2%
AMETEK, Inc.	15,870	$829,684

INDUSTRIAL CONGLOMERATES–2.0%
Danaher Corp.	18,730	1,474,613

MACHINERY–2.2%
Lincoln Electric Holdings, Inc.	8,850	618,438
Parker Hannifin Corp.	8,080	1,015,898

		1,634,336

MARINE–0.7%
Kirby Corp.(a)	4,370	511,902

PROFESSIONAL SERVICES–1.5%
Nielsen NV	7,590	367,432
Robert Half International, Inc.	15,240	727,557

		1,094,989

		8,491,127

CONSUMER STAPLES–10.5%
BEVERAGES–1.7%
Monster Beverage Corp.(a)	17,460	1,240,184

FOOD & STAPLES RETAILING–4.5%
Costco Wholesale Corp.	11,150	1,284,034
CVS Caremark Corp.	19,570	1,474,991
Sprouts Farmers Market, Inc.(a)	17,000	556,240

		3,315,265

FOOD PRODUCTS–2.7%
Keurig Green Mountain, Inc.	9,150	1,140,181
Mead Johnson Nutrition Co.–Class A	9,340	870,208

		2,010,389

PERSONAL PRODUCTS–1.6%
Estee Lauder Cos., Inc. (The)–Class A	15,260	1,133,208

		7,699,046

ENERGY–5.5%
ENERGY EQUIPMENT & SERVICES–3.1%
Schlumberger Ltd.	19,585	$2,310,051

OIL, GAS & CONSUMABLE FUELS–2.4%
Antero Resources Corp.(a)	6,792	445,759
Noble Energy, Inc.	5,900	457,014
Range Resources Corp.	9,780	850,371

		1,753,144

		4,063,195

FINANCIALS–4.7%
CAPITAL MARKETS–3.3%
Affiliated Managers Group, Inc.(a)	4,310	885,274
BlackRock, Inc.–Class A	3,760	1,201,696
Waddell & Reed Financial, Inc.–Class A	5,350	334,856

		2,421,826

DIVERSIFIED FINANCIAL SERVICES–1.4%
Intercontinental Exchange, Inc.	5,410	1,021,949

		3,443,775

MATERIALS–1.3%
CHEMICALS–1.3%
Monsanto Co.	7,490	934,303

TOTAL INVESTMENTS–99.3% (cost $55,680,915)		72,960,706
Other assets less liabilities–0.7%		532,376

NET ASSETS–100.0%		$73,493,082

(a)	Non-income producing security.

See notes to financial statements.

4

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $55,680,915)	$72,960,706
Foreign currencies, at value (cost $15,784)	16,465
Receivable for investment securities sold	1,623,753
Receivable for capital stock sold	183,439
Dividends receivable	35,136

Total assets	74,819,499

LIABILITIES
Due to custodian	239,371
Payable for investment securities purchased	922,925
Advisory fee payable	43,538
Payable for capital stock redeemed	31,314
Administrative fee payable	28,560
Distribution fee payable	9,182
Transfer Agent fee payable	211
Accrued expenses	51,316

Total liabilities	1,326,417

NET ASSETS	$73,493,082

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,320
Additional paid-in capital	46,144,567
Accumulated net investment loss	(165,700)
Accumulated net realized gain on investment and foreign currency transactions	10,231,423
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	17,280,472

$73,493,082

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$26,964,175	833,765	$32.34
B	$46,528,907	1,486,122	$31.31

See notes to financial statements.

5

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$297,199
Affiliated issuers	61
Interest	58
Securities lending income	651

297,969

EXPENSES
Advisory fee (see Note B)	284,682
Distribution fee—Class B	60,918
Transfer agency—Class A	1,136
Transfer agency—Class B	2,036
Custodian	37,222
Administrative	27,041
Audit	16,825
Legal	14,673
Printing	14,166
Directors’ fees	2,298
Miscellaneous	2,672

Total expenses	463,669

Net investment loss	(165,700)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions	8,925,231
Net change in unrealized appreciation/depreciation of:
Investments	(5,873,465)
Foreign currency denominated assets and liabilities	(77)

Net gain on investment and foreign currency transactions	3,051,689

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,885,989

See notes to financial statements.

6

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(165,700)		$(200,002)
Net realized gain on investment and foreign currency transactions	8,925,231		11,070,044
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,873,542)		11,287,299

Net increase in net assets from operations	2,885,989		22,157,341
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(74,011)
Class B	–0	–	(12,958)
CAPITAL STOCK TRANSACTIONS
Net decrease	(10,036,163)		(13,595,024)

Total increase (decrease)	(7,150,174)		8,475,348
NET ASSETS
Beginning of period	80,643,256		72,167,908

End of period (including accumulated net investment loss of ($165,700) and ($0), respectively)	$73,493,082		$80,643,256

See notes to financial statements.

7

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

8

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$72,960,706		$–0	–	$–0	–	$72,960,706

Total Investments in Securities	72,960,706		–0	–	–0	–	72,960,706
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$72,960,706		$–0	–	$–0	–	$72,960,706

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

9

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

10

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $27,041.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $22,592, of which $173 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$27,124,388		$35,875,315
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$17,708,297
Gross unrealized depreciation	(428,506)

Net unrealized appreciation	$17,279,791

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2014.

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of June 30, 2014, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $651 and $61 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$799	$438	$1,237	$0

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	12,474		64,176	$387,519		$1,713,830
Shares issued in reinvestment of dividends	–0	–	2,773	–0	–	74,011
Shares redeemed	(101,938)		(230,016)	(3,152,062)		(6,162,190)

Net decrease	(89,464)		(163,067)	$(2,764,543)		$(4,374,349)

Class B
Shares sold	18,158		45,133	$556,922		$1,138,194
Shares issued in reinvestment of dividends	–0	–	500	–0	–	12,958
Shares redeemed	(260,567)		(403,357)	(7,828,542)		(10,371,827)

Net decrease	(242,409)		(357,724)	$(7,271,620)		$(9,220,675)

12

AllianceBernstein Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$84,956	$15,259
Net long-term capital gains	2,013	–0	–

Total taxable distributions paid	$86,969	$15,259

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$1,398,394
Accumulated capital and other losses	–0	–(a)
Unrealized appreciation/(depreciation)	23,061,813	(b)

Total accumulated earnings/(deficit)	$24,460,207

(a)	During the fiscal year ended December 31, 2013, the Portfolio utilized $9,116,078 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2014 (unaudited)
			Year Ended December 31,
			2013	2012	2011		2010	2009
Net asset value, beginning of period	$31.03		$23.22	$20.40	$20.15		$17.56	$13.19

Income From Investment Operations
Net investment income (loss) (a)	(.04)		(.03)	.06	.03		.03	.04
Net realized and unrealized gain on investment and foreign currency transactions	1.35		7.92	2.77	.22		2.61	4.33

Net increase in net asset value from operations	1.31		7.89	2.83	.25		2.64	4.37

Less: Dividends
Dividends from net investment income	–0	–	(.08)	(.01)	–0	–	(.05)	–0	–

Net asset value, end of period	$32.34		$31.03	$23.22	$20.40		$20.15	$17.56

Total Return
Total investment return based on net asset value (b)*	4.22%		34.01%	13.89%	1.24%		15.06%	33.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,964		$28,650	$25,220	$30,833		$37,198	$37,948
Ratio to average net assets of:
Expenses	1.06	%^	1.06%	1.06%	1.00%		1.00%+	1.06%
Net investment income (loss)	(.28	)%^	(.10)%	.27%	.17%		.15%+	.28%
Portfolio turnover rate	36%		63%	83%	97%		121%	197%

See footnote summary on page 16.

15

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012		2011		2010	2009
Net asset value, beginning of period	$30.08		$22.50	$19.81		$19.62		$17.10	$12.88

Income From Investment Operations
Net investment income (loss) (a)	(.08)		(.09)	.01		(.02)		(.02)	.01
Net realized and unrealized gain on investment and foreign currency transactions	1.31		7.68	2.68		.21		2.55	4.21

Net increase in net asset value from operations	1.23		7.59	2.69		.19		2.53	4.22

Less: Dividends
Dividends from net investment income	–0	–	(.01)	–0	–	–0	–	(.01)	–0	–

Net asset value, end of period	$31.31		$30.08	$22.50		$19.81		$19.62	$17.10

Total Return
Total investment return based on net asset value (b)*	4.09%		33.72%	13.58%		.97%		14.80%	32.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,529		$51,993	$46,948		$51,114		$61,325	$63,368
Ratio to average net assets of:
Expenses	1.31	%^	1.31%	1.31%		1.25%		1.25%+	1.31%
Net investment income (loss)	(.53	)%^	(.35)%	.03%		(.08)%		(.10 )%+	.04%
Portfolio turnover rate	36%		63%	83%		97%		121%	197%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2014 and years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.01%, 0.06%, 0.28%, 0.07%, 0.22% and 0.41%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

16

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

17

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 3000 Growth Index (the Portfolio’s primary benchmark since April 1, 2013) and the Russell 1000 Growth Index (the Portfolio’s prior primary benchmark), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the indices) the period since inception (September 1994 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1- and 5-year periods, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the indices in the 1-year period and the period since inception but lagged them in all other periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 7.1 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors also noted that the Portfolio’s relatively small asset base of approximately $77 million impacted the expense ratio in absolute terms. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
Growth Portfolio	Growth	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$76.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,090 (0.071% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

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AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 1.06%	December 31
Class B 1.31%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$76.7	U.S. Growth Schedule 0.80% on 1st $25m 0.50% on next $25m 0.40% on next $50m 0.30% on next $100m 0.25% on the balance Minimum account size $25m	0.563%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages The AllianceBernstein Porfolios—Growth Fund (“Growth Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A, B-Hedged/Unhedged	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers7. Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Growth Portfolio	0.750	0.750	5/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”).

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

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AllianceBernstein Variable Products Series Fund

The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth Portfolio	1.064	0.846	11/11	0.788	66/67

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $122,506 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $271,765 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

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GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2014.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth Portfolio
1 year	30.76	33.38	32.77	11/12	57/89
3 year	14.10	14.72	14.66	8/11	50/82
5 year	22.36	22.74	22.98	9/11	50/77
10 year	6.49	7.68	7.69	7/9	54/64

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	30.76	14.10	22.36	6.49	8.72	16.43	0.36	10
Russell 1000 Growth Index	29.14	15.06	24.02	7.77	8.63	15.03	0.46	10
Russell 3000 Growth Index	29.76	15.13	24.33	7.89	8.68	N/A	N/A	N/A
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

VPS-GTH-0152-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,041.00	$3.09	0.61%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.77	$3.06	0.61%

Class B
Actual	$1,000	$1,040.00	$4.35	0.86%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.53	$4.31	0.86%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Berkshire Hathaway, Inc.—Class B	$41,227,173	4.8%
Comcast Corp.—Class A	30,650,743	3.5
UnitedHealth Group, Inc.	27,649,485	3.2
Pfizer, Inc.	27,419,868	3.2
Verizon Communications, Inc.	27,331,809	3.2
Wells Fargo & Co.	26,608,500	3.1
Apple, Inc.	26,557,071	3.1
Copa Holdings SA—Class A	25,115,131	2.9
CVS Caremark Corp.	25,076,127	2.9
Merck & Co., Inc.	24,546,854	2.8

	$282,182,761	32.7%

SECTOR BREAKDOWN**

June 30, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$176,280,824	20.1%
Health Care	128,607,921	14.7
Industrials	110,401,103	12.6
Information Technology	100,688,686	11.5
Consumer Discretionary	99,661,325	11.4
Energy	99,290,621	11.3
Telecommunication Services	27,331,809	3.1
Consumer Staples	25,076,127	2.8
Utilities	16,073,263	1.8
Materials	14,590,010	1.7
Short-Term Investments	78,886,598	9.0

Total Investments	$876,888,287	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–92.5%
FINANCIALS–20.4%
BANKS–5.5%
JPMorgan Chase & Co.	362,720	$20,899,927
Wells Fargo & Co.	506,250	26,608,500

		47,508,427

CAPITAL MARKETS–3.6%
BlackRock, Inc.–Class A	43,680	13,960,128
Goldman Sachs Group, Inc. (The)	62,510	10,466,674
State Street Corp.	100,900	6,786,534

		31,213,336

CONSUMER FINANCE–0.6%
Capital One Financial Corp.	68,150	5,629,190

DIVERSIFIED FINANCIAL SERVICES–4.8%
Berkshire Hathaway, Inc.–Class B(a)	325,752	41,227,173

INSURANCE–5.9%
ACE Ltd.	164,870	17,097,019
Allstate Corp. (The)	145,410	8,538,475
Aon PLC	77,140	6,949,543
Hartford Financial Services Group, Inc. (The)	224,610	8,043,284
MetLife, Inc.	60,972	3,387,605
Validus Holdings Ltd.	86,930	3,324,203
WR Berkley Corp.	72,610	3,362,569

		50,702,698

		176,280,824

HEALTH CARE–14.9%
HEALTH CARE EQUIPMENT & SUPPLIES–2.8%
Abbott Laboratories	292,490	11,962,841
Medtronic, Inc.	195,780	12,482,933

		24,445,774

HEALTH CARE PROVIDERS & SERVICES–3.2%
UnitedHealth Group, Inc.	338,220	27,649,485

PHARMACEUTICALS–8.9%
Bristol-Myers Squibb Co.	108,230	5,250,237
Eli Lilly & Co.	310,370	19,295,703
Merck & Co., Inc.	424,319	24,546,854
Pfizer, Inc.	923,850	27,419,868

		76,512,662

		128,607,921

INDUSTRIALS–12.8%
AEROSPACE & DEFENSE–4.0%
Boeing Co. (The)	104,310	13,271,361
Raytheon Co.	225,750	20,825,438

		34,096,799

AIRLINES–4.2%
Copa Holdings SA–Class A	176,160	25,115,131
Delta Air Lines, Inc.	298,540	11,559,469

		36,674,600

INDUSTRIAL CONGLOMERATES–2.5%
General Electric Co.	804,980	$21,154,874

MACHINERY–1.8%
Actuant Corp.–Class A	261,220	9,030,375
Parker Hannifin Corp.	52,320	6,578,194

		15,608,569

TRADING COMPANIES & DISTRIBUTORS–0.3%
WESCO International, Inc.(a)	33,182	2,866,261

		110,401,103

INFORMATION TECHNOLOGY–11.7%
COMMUNICATIONS EQUIPMENT–0.4%
Cisco Systems, Inc.	138,650	3,445,452

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.8%
Avnet, Inc.	114,280	5,063,747
FLIR Systems, Inc.	97,300	3,379,229
TE Connectivity Ltd.	245,310	15,169,970

		23,612,946

IT SERVICES–0.8%
Amdocs Ltd.	148,604	6,884,823

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.2%
NVIDIA Corp.	557,640	10,338,646

SOFTWARE–2.8%
Activision Blizzard, Inc.	148,940	3,321,362
Check Point Software Technologies Ltd.(a)	104,801	7,024,811
Microsoft Corp.	335,250	13,979,925

		24,326,098

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–3.7%
Apple, Inc.	285,775	26,557,071
NetApp, Inc.	151,250	5,523,650

		32,080,721

		100,688,686

CONSUMER DISCRETIONARY–11.5%
AUTO COMPONENTS–0.3%
Gentex Corp./MI	99,010	2,880,201

INTERNET & CATALOG RETAIL–1.6%
Liberty Interactive Corp.–Class A(a)	464,158	13,627,679

MEDIA–9.0%
Comcast Corp.–Class A	570,990	30,650,743

3

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Scripps Networks Interactive, Inc.–Class A	99,730	$8,092,092
Time Warner Cable, Inc.–Class A	149,389	22,005,000
Time Warner, Inc.	101,570	7,135,292
Viacom, Inc.–Class B	117,860	10,221,998

		78,105,125

MULTILINE RETAIL–0.6%
Macy’s, Inc.	87,010	5,048,320

		99,661,325

ENERGY–11.5%
ENERGY EQUIPMENT & SERVICES–1.8%
Cameron International Corp.(a)	103,600	7,014,756
National Oilwell Varco, Inc.	60,617	4,991,810
Schlumberger Ltd.	31,440	3,708,348

		15,714,914

OIL, GAS & CONSUMABLE FUELS–9.7%
Chevron Corp.	110,160	14,381,388
ConocoPhillips	96,750	8,294,377
Exxon Mobil Corp.	214,420	21,587,806
HollyFrontier Corp.	106,830	4,667,403
Marathon Oil Corp.	517,750	20,668,580
Occidental Petroleum Corp.	136,180	13,976,153

		83,575,707

		99,290,621

TELECOMMUNICATION SERVICES–3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.2%
Verizon Communications, Inc.	558,590	27,331,809

CONSUMER STAPLES–2.9%
FOOD & STAPLES RETAILING–2.9%
CVS Caremark Corp.	332,707	25,076,127

UTILITIES–1.9%
ELECTRIC UTILITIES–1.3%
Great Plains Energy, Inc.	399,610	10,737,521

MULTI-UTILITIES–0.6%
Wisconsin Energy Corp.	113,720	5,335,742

		16,073,263

MATERIALS–1.7%
CHEMICALS–0.4%
Eastman Chemical Co.	37,640	3,287,854

METALS & MINING–0.4%
BHP Billiton Ltd. (Sponsored ADR)(b)	47,940	3,281,493

PAPER & FOREST PRODUCTS–0.9%
Domtar Corp.	187,180	8,020,663

		14,590,010

Total Common Stocks (cost $606,246,960)		798,001,689

SHORT-TERM INVESTMENTS–9.2%
TIME DEPOSIT–9.2%
State Street Time Deposit 0.01%, 7/01/14 (cost $78,886,598)	$78,887	$78,886,598

Total Investments Before Security Lending Collateral for Securities Loaned–101.7% (cost $685,133,558)		876,888,287

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $102,860)	102,860	102,860

TOTAL INVESTMENTS–101.7% (cost $685,236,418)		876,991,147
Other assets less liabilities–(1.7)%		(14,577,647)

NET ASSETS–100.0%		$862,413,500

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $685,133,558)	$876,888,287	(a)
Affiliated issuers (cost $102,860—investment of cash collateral for securities loaned)	102,860
Dividends and interest receivable	1,062,648
Receivable for capital stock sold	351,199

Total assets	878,404,994

LIABILITIES
Payable for investment securities purchased	14,597,790
Payable for capital stock redeemed	578,087
Advisory fee payable	377,749
Distribution fee payable	139,209
Payable for collateral received on securities loaned	102,860
Administrative fee payable	28,560
Transfer Agent fee payable	215
Accrued expenses	167,024

Total liabilities	15,991,494

NET ASSETS	$862,413,500

COMPOSITION OF NET ASSETS
Capital stock, at par	$30,099
Additional paid-in capital	702,565,458
Undistributed net investment income	15,011,216
Accumulated net realized loss on investment transactions	(46,948,002)
Net unrealized appreciation on investments	191,754,729

	$862,413,500

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$163,257,248	5,641,287	$28.94
B	$699,156,252	24,457,713	$28.59

(a)	Includes securities on loan with a value of $99,869 (see Note E).

See notes to financial statements.

5

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $28,200)	$8,500,723
Affiliated issuers	181
Interest	2,963
Securities lending income	1,751

8,505,618

EXPENSES
Advisory fee (see Note B)	2,321,997
Distribution fee—Class B	856,886
Transfer agency—Class A	1,142
Transfer agency—Class B	4,930
Printing	79,053
Custodian	76,077
Administrative	27,041
Legal	26,424
Audit	17,116
Directors’ fees	2,255
Miscellaneous	10,069

Total expenses	3,422,990

Net investment income	5,082,628

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	47,015,160
Net change in unrealized appreciation/depreciation of investments	(19,055,080)

Net gain on investment transactions	27,960,080

NET INCREASE IN NET ASSETS FROM OPERATIONS	$33,042,708

See notes to financial statements.

6

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,082,628		$9,990,731
Net realized gain on investment transactions	47,015,160		175,745,634
Net change in unrealized appreciation/depreciation of investments	(19,055,080)		80,022,635

Net increase in net assets from operations	33,042,708		265,759,000
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,985,126)
Class B	–0	–	(9,529,113)
CAPITAL STOCK TRANSACTIONS
Net decrease	(44,040,383)		(276,433,549)

Total decrease	(10,997,675)		(22,188,788)
NET ASSETS
Beginning of period	873,411,175		895,599,963

End of period (including undistributed net investment income of $15,011,216 and $9,928,588, respectively)	$862,413,500		$873,411,175

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

8

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$798,001,689		$–0	–	$–0	–	$798,001,689
Short-Term Investments	–0	–	78,886,598		–0	–	78,886,598
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	102,860		–0	–	–0	–	102,860

Total Investments in Securities	798,104,549		78,886,598		–0	–	876,991,147
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$798,104,549		$78,886,598		$–0	–	$876,991,147

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

9

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

10

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $27,041.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $299,750, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$219,481,520		$274,125,326
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$193,723,450
Gross unrealized depreciation	(1,968,721)

Net unrealized appreciation	$191,754,729

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2014.

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of June 30, 2014, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $1,751 and $181 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$0	$17,622	$17,519	$103

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	305,560		850,754	$8,455,522		$20,712,220
Shares issued in reinvestment of dividends	–0	–	83,584	–0	–	1,985,126
Shares redeemed	(569,510)		(1,322,227)	(15,746,082)		(31,796,790)

Net decrease	(263,950)		(387,889)	$(7,290,560)		$(9,099,444)

Class B
Shares sold	802,939		2,948,344	$22,149,524		$71,020,261
Shares issued in reinvestment of dividends	–0	–	404,977	–0	–	9,529,113
Shares redeemed	(2,143,250)		(14,546,299)	(58,899,347)		(347,883,479)

Net decrease	(1,340,311)		(11,192,978)	$(36,749,823)		$(267,334,105)

12

AllianceBernstein Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$11,514,239	$12,260,267

Total taxable distributions paid	$11,514,239	$12,260,267

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,928,588
Accumulated capital and other losses	(92,638,699	)(a)
Unrealized appreciation/(depreciation)	209,485,346	(b)

Total accumulated earnings/(deficit)	$126,775,235

(a)	As of December 31, 2013, the Portfolio had a net capital loss carryforward of $92,638,699. During the fiscal year, the Portfolio utilized $123,800,828 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $92,638,699 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 92,638,699	n/a	2017

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net asset value, beginning of period	$27.80		$20.88	$18.05	$17.19	$15.20		$13.10

Income From Investment Operations
Net investment income (a)	.19		.33	.29	.27	.20		.21
Net realized and unrealized gain on investment transactions	.95		6.92	2.86	.83	1.79		2.47

Net increase in net asset value from operations	1.14		7.25	3.15	1.10	1.99		2.68

Less: Dividends
Dividends from net investment income	–0	–	(.33)	(.32)	(.24)	–0	–	(.58)

Net asset value, end of period	$28.94		$27.80	$20.88	$18.05	$17.19		$15.20

Total Return
Total investment return based on net asset value (b)	4.10%		34.96%*	17.53%*	6.32%*	13.09	%*	20.82%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$163,257		$164,154	$131,402	$138,731	$201,521		$215,085
Ratio to average net assets of:
Expenses	.61	%^	.60%	.60%	.60%	.63	%+	.63%
Net investment income	1.41	%^	1.35%	1.48%	1.52%	1.30	%+	1.58%
Portfolio turnover rate	28%		63%	80%	76%	66%		125%

See footnote summary on page 16.

15

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net asset value, beginning of period	$27.49		$20.66	$17.86	$17.01	$15.08		$12.97

Income From Investment Operations
Net investment income (a)	.16		.27	.24	.23	.16		.18
Net realized and unrealized gain on investment transactions	.94		6.83	2.83	.81	1.77		2.42

Net increase in net asset value from operations	1.10		7.10	3.07	1.04	1.93		2.60

Less: Dividends
Dividends from net investment income	–0	–	(.27)	(.27)	(.19)	–0	–	(.49)

Net asset value, end of period	$28.59		$27.49	$20.66	$17.86	$17.01		$15.08

Total Return
Total investment return based on net asset value (b)	4.00%		34.59%*	17.24%*	6.07%*	12.80	%*	20.35%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$699,157		$709,257	$764,198	$735,514	$805,714		$837,533
Ratio to average net assets of:
Expenses	.86	%^	.85%	.85%	.85%	.88	%+	.88%
Net investment income	1.16	%^	1.11%	1.23%	1.28%	1.05	%+	1.33%
Portfolio turnover rate.	28%		63%	80%	76%	66%		125%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.08%,0.19%, 0.13%, 0.27% and 0.54%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

16

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth and Income Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The

17

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the Index) the period since inception (January 1991 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 1- and 3-year periods, and lagged it in all other periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

18

AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
Growth & Income Portfolio	Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$860.8

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2

Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

20

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,103 (0.006% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.60% Class B 0.85%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth & Income Portfolio	$860.8	U.S. Growth & Income 0.65% on first $25m 0.50% on next $25m 0.40% on next $50m 0.30% on next $100m 0.25% on the balance Minimum account size $25m	0.283%	0.550%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth & Income Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Growth & Income Portfolio	0.550	0.713	2/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”).

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9

The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

22

AllianceBernstein Variable Products Series Fund

The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth & Income Portfolio	0.603	0.770	2/11	0.796	4/29

Based on this analysis, the Portfolio has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $1,799,452 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $4,276,871 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

23

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2014.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth & Income Portfolio
1 year	26.09	26.85	24.16	8/11	28/74
3 year	16.30	14.20	11.67	2/10	7/66
5 year	22.01	22.28	22.01	6/10	32/63
10 year	6.54	7.55	7.72	7/9	28/30

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	26.10	16.30	22.01	6.54	9.64	15.11	0.39	10
Russell 1000 Value Index	23.44	14.05	23.18	7.24	10.99	15.52	0.42	10
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

VPS-GI-0152-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,046.40	$4.21	0.83%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.68	$4.16	0.83%

Class B
Actual	$1,000	$1,045.00	$5.48	1.08%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.44	$5.41	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporates—Investment Grades	$18,418,386	19.7%
Mortgage Pass-Throughs	18,221,140	19.5
Asset-Backed Securities	12,892,195	13.8
Governments—Treasuries	9,578,727	10.2
Commercial Mortgage-Backed Securities	6,497,958	7.0
Agencies	4,365,026	4.7
Quasi-Sovereigns	2,171,773	2.3
Corporates—Non-Investment Grades	1,885,008	2.1
Collateralized Mortgage Obligations	1,671,453	1.8
Inflation-Linked Securities	1,670,844	1.8
Governments—Sovereign Bonds	639,724	0.7
Preferred Stocks	547,309	0.6
Local Governments—Municipal Bonds	295,048	0.3
Other**	343,376	0.3
Short-Term Investments	14,234,473	15.2

Total Investments	$93,432,440	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging purposes (see “Portfolio of Investments” section of the report for additional details).

**	“Other” represents less than 0.1% weightings in the following security types: Governments—Sovereign Agencies, Emerging Markets—Corporate Bonds and Warrants.

2

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADES–22.8%
INDUSTRIAL–13.8%
BASIC–2.6%
Barrick North America Finance LLC 4.40%, 5/30/21	U.S.$	93	$97,303
Basell Finance Co. BV 8.10%, 3/15/27(a)		85	114,191
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		260	257,453
Dow Chemical Co. (The) 8.55%, 5/15/19		86	110,533
Gerdau Trade, Inc. 4.75%, 4/15/23(a)		260	257,415
Glencore Funding LLC 4.125%, 5/30/23(a)		76	76,330
International Paper Co. 3.65%, 6/15/24		49	49,116
4.75%, 2/15/22		65	71,673
LyondellBasell Industries NV 5.75%, 4/15/24		200	235,978
Minsur SA 6.25%, 2/07/24(a)		210	227,826
Rio Tinto Finance USA PLC 2.875%, 8/21/22		117	114,244
3.50%, 3/22/22		51	52,333
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		260	241,640
Vale SA 5.625%, 9/11/42		23	22,533
Yamana Gold, Inc. 4.95%, 7/15/24(a)		142	142,934

			2,071,502

CAPITAL GOODS–0.3%
Embraer SA 5.15%, 6/15/22		82	88,355
Owens Corning 6.50%, 12/01/16(b)		160	178,441

			266,796

COMMUNICATIONS– MEDIA–1.1%
21st Century Fox America, Inc. 4.00%, 10/01/23		64	66,707
4.50%, 2/15/21		300	329,061
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(c)		128	133,760
TCI Communications, Inc. 7.875%, 2/15/26		115	160,982
Time Warner Cable, Inc. 4.125%, 2/15/21		200	215,950

			906,460

COMMUNICATIONS–TELECOMMUNICATIONS–1.9%
American Tower Corp. 5.05%, 9/01/20	U.S.$	260	$289,709
AT&T, Inc. 4.30%, 12/15/42		31	29,345
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		320	334,719
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.50%, 3/01/16		95	99,132
3.80%, 3/15/22		57	58,859
4.45%, 4/01/24		81	85,886
5.20%, 3/15/20		24	27,036
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	27	26,331
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	120	136,256
Verizon Communications, Inc. 5.15%, 9/15/23		192	214,866
6.55%, 9/15/43		165	207,643

			1,509,782

CONSUMER CYCLICAL–AUTOMOTIVE–0.7%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		455	534,199

CONSUMER CYCLICAL–ENTERTAINMENT–0.3%
Time Warner, Inc. 7.625%, 4/15/31		105	144,271
Viacom, Inc. 3.875%, 4/01/24		68	69,101
5.625%, 9/15/19		60	69,188

			282,560

CONSUMER NON–CYCLICAL–0.8%
Actavis Funding SCS 3.85%, 6/15/24(a)		54	54,586
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		201	200,602
Kroger Co. (The) 3.40%, 4/15/22		194	196,630
Reynolds American, Inc. 3.25%, 11/01/22		127	122,525
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		78	81,568

			655,911

ENERGY–4.2%
DCP Midstream LLC 5.35%, 3/15/20(a)		108	119,538

3

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	U.S.$	68	$68,631
Encana Corp. 3.90%, 11/15/21		45	47,548
Energy Transfer Partners LP 7.50%, 7/01/38		336	436,830
Enterprise Products Operating LLC 5.20%, 9/01/20		55	62,792
Hess Corp. 7.875%, 10/01/29		19	26,182
Kinder Morgan Energy Partners LP
3.95%, 9/01/22		321	328,318
4.15%, 3/01/22		89	92,454
Nabors Industries, Inc. 5.10%, 9/15/23		170	185,607
Noble Energy, Inc. 8.25%, 3/01/19		238	300,039
Noble Holding International Ltd.
3.95%, 3/15/22		125	128,033
4.90%, 8/01/20		32	35,300
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(a)		250	261,875
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		145	152,563
TransCanada PipeLines Ltd. 6.35%, 5/15/67		235	244,694
Transocean, Inc.
6.375%, 12/15/21		1	1,157
6.50%, 11/15/20		185	213,963
Valero Energy Corp. 6.125%, 2/01/20		177	209,165
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		190	249,336
Williams Partners LP 5.25%, 3/15/20		173	195,144

			3,359,169

SERVICES–0.1%
Omnicom Group, Inc. 3.625%, 5/01/22		87	89,503

TECHNOLOGY–1.4%
Baidu, Inc. 2.75%, 6/09/19		219	219,853
Hewlett-Packard Co. 4.65%, 12/09/21		107	116,738
Motorola Solutions, Inc.
3.50%, 3/01/23		165	159,639
7.50%, 5/15/25		25	31,795
Seagate HDD Cayman 4.75%, 1/01/25(a)		75	74,438

Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22	U.S.$	181	$188,133
Tencent Holdings Ltd. 3.375%, 5/02/19 (a)		205	209,586
Total System Services, Inc.
2.375%, 6/01/18		74	74,042
3.75%, 6/01/23		69	67,180

			1,141,404

TRANSPORTATION–AIRLINES–0.1%
Southwest Airlines Co. 5.75%, 12/15/16		75	82,849

TRANSPORTATION–SERVICES–0.3%
Ryder System, Inc.
5.85%, 11/01/16		116	127,752
7.20%, 9/01/15		108	115,892

			243,644

			11,143,779

FINANCIAL INSTITUTIONS–7.6%
BANKING–5.4%
Bank of America Corp. 4.875%, 4/01/44		129	133,120
Barclays Bank PLC 6.86%, 6/15/32(a)(c)		29	32,770
BNP Paribas SA 5.186%, 6/29/15(a)(c)		62	63,162
BPCE SA 5.70%, 10/22/23(a)		225	247,750
Compass Bank 5.50%, 4/01/20		250	272,206
Credit Suisse AG 6.50%, 8/08/23(a)		240	272,313
Danske Bank A/S 5.684%, 2/15/17(c)	GBP	98	176,522
Goldman Sachs Group, Inc. (The)
4.00%, 3/03/24	U.S.$	108	109,940
Series D 6.00%, 6/15/20		395	460,414
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		202	204,387
JPMorgan Chase & Co. 3.625%, 5/13/24		205	205,822
Macquarie Group Ltd. 4.875%, 8/10/17(a)		232	253,095
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		207	218,185
Morgan Stanley 5.625%, 9/23/19		143	164,480
Murray Street Investment Trust I 4.647%, 3/09/17		27	29,181

4

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Nationwide Building Society 6.25%, 2/25/20(a)	U.S.$	230	$271,571
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		90	94,500
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		39	45,727
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)(c)		100	101,500
Standard Chartered PLC 4.00%, 7/12/22(a)		265	273,991
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)		204	206,795
UBS AG/Stamford CT 7.625%, 8/17/22		250	301,018
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		190	209,411

			4,347,860

INSURANCE–1.5%
American International Group, Inc.
4.875%, 6/01/22		75	83,517
6.40%, 12/15/20		215	259,558
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		200	228,864
Lincoln National Corp. 8.75%, 7/01/19		113	146,511
MetLife, Inc. 10.75%, 8/01/39		85	135,044
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		100	155,636
Prudential Financial, Inc. 5.625%, 6/15/43		185	197,891

			1,207,021

REITS–0.7%
HCP, Inc. 5.375%, 2/01/21		179	203,604
Health Care REIT, Inc. 5.25%, 1/15/22		183	205,254
Trust F/1401 5.25%, 12/15/24(a)		200	210,000

			618,858

			6,173,739

UTILITY–0.8%
ELECTRIC–0.4%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		170	210,772
CMS Energy Corp. 5.05%, 3/15/22		37	42,054

Constellation Energy Group, Inc. 5.15%, 12/01/20	U.S.$	64	$72,133

			324,959

NATURAL GAS–0.4%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		305	315,419

			640,378

NON CORPORATE SECTORS–0.6%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.6%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		260	245,496
OCP SA 5.625%, 4/25/24(a)		205	214,994

Total Corporates–Investment Grades (cost $17,066,364)			460,490

			18,418,386

MORTGAGE PASS–THROUGHS–22.6%
AGENCY FIXED RATE 30-YEAR–21.2%
Federal Home Loan Mortgage Corp. Gold
4.00%, 7/01/44, TBA		340	360,188
4.50%, 10/01/39		1,442	1,561,979
Series 2005 5.50%, 1/01/35		207	233,017
Series 2007 5.50%, 7/01/35		58	65,265
Federal National Mortgage Association
3.00%, 6/01/43-7/01/43		1,454	1,438,458
3.50%, 7/01/44, TBA		4,510	4,642,481
4.00%, 4/01/44		868	926,905
4.00%, 7/01/44, TBA		4,657	4,942,241
4.50%, 4/01/44		935	1,015,425
5.00%, 7/25/44, TBA		800	888,375
Series 2003 5.50%, 4/01/33-7/01/33		189	212,285
Series 2004 5.50%, 4/01/34-11/01/34		171	192,229
Series 2005 5.50%, 2/01/35		210	235,956
Series 2007 4.50%, 9/01/35-8/01/37		204	221,234
Series 2014 4.50%, 2/01/44		157	169,966
Government National Mortgage Association Series 1994 9.00%, 9/15/24		1	1,504

			17,107,508

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

AGENCY FIXED RATE 15-YEAR–1.4%
Federal National Mortgage Association 2.50%, 7/01/29, TBA	U.S.$		810	$822,782
3.00%, 7/01/29, TBA			280	290,850

				1,113,632

Total Mortgage Pass-Throughs (cost $17,870,307)				18,221,140

ASSET-BACKED SECURITIES–16.0%
AUTOS–FIXED RATE–9.8%
Ally Master Owner Trust
Series 2013-1, Class A2 1.00%, 2/15/18			260	261,025
Series 2014-1, Class A2 1.29%, 1/15/19			252	252,586
AmeriCredit Automobile Receivables Trust
Series 2011-3, Class D
4.04%, 7/10/17			200	207,037
Series 2012-3, Class A3 0.96%, 1/09/17			277	277,468
Series 2013-1, Class A2 0.49%, 6/08/16			53	53,121
Series 2013-3, Class A3 0.92%, 4/09/18			335	335,277
Series 2013-4, Class A3 0.96%, 4/09/18			130	130,265
Series 2013-5, Class A2A 0.65%, 3/08/17			75	74,602
ARI Fleet Lease Trust Series 2014-A, Class A2
0.81%, 11/15/22(a)			93	93,219
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)			288	297,535
Series 2014-1A, Class A 2.46%, 7/20/20(a)			149	149,990
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16			245	246,250
California Republic Auto Receivables Trust 2014-2 Series 2014-2, Class A4 1.57%, 12/16/19			122	122,153
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16			198	197,968
Series 2013-3, Class A2 1.04%, 11/21/16			275	276,332
Series 2014-1, Class B 2.22%, 1/22/19			60	60,656
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16			84	84,176

CPS Auto Receivables Series 2013-B, Class A 1.82%, 9/15/20(a)		U.S.$	201	$201,942
CPS Auto Receivables Trust Series 2014-B, Class A 1.11%, 11/15/18(a)			102	101,747
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)			69	68,931
Series 2013-1A, Class A 1.29%, 10/16/17(a)			65	65,607
Series 2014-1A, Class A 1.29%, 5/15/18(a)			90	90,400
Series 2014-2A, Class A 1.06%, 8/15/18(a)			80	79,867
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17			204	204,195
Flagship Credit Auto Trust Series 2013-1, Class A
1.32%, 4/16/18(a)			63	63,056
Ford Auto Securitization Trust
Series 2013-R1A, Class A2 1.676%, 9/15/16(a)		CAD	161	151,112
Series 2013-R4A, Class A1 1.487%, 8/15/15(a)			34	31,442
Series 2014-R2A, Class A1 1.353%, 3/15/16(a)			96	89,656
Ford Credit Auto Owner Trust Series 2012-D, Class B
1.01%, 5/15/18		U.S.$	100	99,690
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16			330	330,216
Series 2013-1, Class A1 0.85%, 1/15/18			136	136,490
Series 2014-1, Class A1 1.20%, 2/15/19			201	201,098
GM Financial Automobile Leasing Trust Series 2014-1A, Class A2 0.61%, 7/20/16(a)			160	159,972
Harley-Davidson Motorcycle Trust Series 2012-1, Class A3
0.68%, 4/15/17			126	126,263
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)			175	175,271
Series 2013-1A, Class A2 1.83%, 8/25/19(a)			485	484,667
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(a)			160	160,452

6

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16	U.S.$	173	$173,205
Series 2014-A, Class A2A 0.48%, 6/15/16		230	230,005
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		373	373,884
Nissan Auto Lease Trust Series 2012-B, Class A2A 0.45%, 6/15/15		10	10,321
Santander Drive Auto Receivables Trust
Series 2013-3, Class C 1.81%, 4/15/19		249	250,950
Series 2013-4, Class A3 1.11%, 12/15/17		270	271,206
Series 2013-5, Class A2A 0.64%, 4/17/17		84	84,265
Series 2014-2, Class A3 0.80%, 4/16/18		205	205,166
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		21	20,906
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		152	152,081

			7,913,723

CREDIT CARDS–FIXED RATE–2.1%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		325	325,429
Series 2014-2, Class A 1.26%, 1/15/20		161	160,997
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)		255	247,669
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		220	218,401
Series 2014-A2, Class A2 2.77%, 3/15/23		205	207,420
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		300	301,256
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		190	191,959

			1,653,131

CREDIT CARDS–FLOATING RATE–1.5%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.512%, 12/16/19(b)	U.S.$	320	$321,237
Series 2014-2, Class A 0.491%, 3/16/20(b)		205	205,004
Cabela’s Master Credit Card Trust Series 2014-1, Class A 0.502%, 3/16/20(b)		205	205,113
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.852%, 2/15/17(a)(b)		320	321,074
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.532%, 12/15/19(b)		185	185,337

			1,237,765

OTHER ABS–FIXED RATE–1.4%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		213	214,388
CNH Capital Canada Receivables Trust Series 2014-1A, Class A1 1.388%, 3/15/17(a)	CAD	163	152,930
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17	U.S.$	80	79,817
Series 2013-C, Class A2 0.63%, 1/17/17		144	144,244
Series 2013-D, Class A2 0.49%, 3/15/17		211	210,884
Series 2014-B, Class A4 1.61%, 5/17/21		101	100,936
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		10	9,702
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)		193	192,591

			1,105,492

AUTOS–FLOATING RATE–0.6%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.643%, 6/20/17(b)		485	486,231

HOME EQUITY LOANS-FLOATING RATE–0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.277%, 12/25/32(b)		53	51,271

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

GSAA Trust Series 2006-5, Class 2A3 0.422%, 3/25/36(b)		U.S.$	200	$140,328

				191,599

AUTOS–FIXED RATE ABS–0.2%
Santander Drive Auto Receivables Trust Series 2012-3, Class D 3.64%, 5/15/18			150	156,636

HOME EQUITY LOANS–FIXED RATE–0.2%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33			47	48,347
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33			100	99,271

				147,618

Total Asset-Backed Securities (cost $12,677,842)				12,892,195

GOVERNMENTS–TREASURIES–11.9%
BRAZIL–0.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17		BRL	900	393,974

UNITED STATES–11.4%
U.S. Treasury Bonds 3.625%, 8/15/43-2/15/44		U.S.$	786	829,940
3.75%, 11/15/43			490	529,200
4.625%, 2/15/40			2,560	3,183,601
U.S. Treasury Notes 0.125%, 4/30/15			835	835,163
1.50%, 8/31/18-5/31/19			354	354,123
1.625%, 6/30/19			830	830,000
2.50%, 8/15/23-5/15/24			1,115	1,115,012
2.75%, 11/15/23-2/15/24			1,473	1,507,714

				9,184,753

Total Governments–Treasuries (cost $9,017,220)				9,578,727

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.0%
NON-AGENCY FIXED RATE CMBS–6.8%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51			342	381,319
Series 2007-5, Class AM 5.772%, 2/10/51			78	84,375

CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/25 (a)	U.S.$		260	$262,511
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.975%, 3/15/49			130	139,056
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.965%, 5/15/46			173	191,807
Commercial Mortgage Pass-Through Certificates Series 2007-GG9, Class A4 5.444%, 3/10/39			506	552,621
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)			118	115,244
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.982%, 6/15/38			105	108,904
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)			180	175,032
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)			272	275,677
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)			136	133,481
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class A1 2.749%, 11/15/43(a)			202	206,295
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43			158	171,832
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49			603	651,677
Series 2007-9, Class A4 5.70%, 9/12/49			1,105	1,227,550
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)			280	280,318
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49			60	59,653
Series 2012-C4, Class A5 2.85%, 12/10/45			112	110,068

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46	U.S.$		233	$235,235
Series 2014-C20, Class A2 3.036%, 5/15/47			125	130,173

				5,492,828

Non-Agency Floating Rate CMBS–1.2%
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.054%, 6/11/27(a)(b)			102	101,559
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.851%, 12/05/31(a)(b)			140	139,928
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.001%, 11/08/29(a)(b)			275	277,057
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.071%, 6/15/29(a)(b)			201	201,000
PFP III 2014-1 Ltd. Series 2014-1, Class A 1.322%, 6/14/31(a)(b)			285	285,586

				1,005,130

Total Commercial Mortgage-Backed Securities (cost $6,421,263)				6,497,958

AGENCIES–5.4%
AGENCY DEBENTURES–5.4%
Federal National Mortgage Association 6.25%, 5/15/29			1,670	2,242,733
6.625%, 11/15/30			80	113,611
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			2,292	2,008,682

Total Agencies (cost $4,076,733)				4,365,026

QUASI-SOVEREIGNS–2.7%

QUASI-SOVEREIGN BONDS–2.7%
CHILE–0.3%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)			210	221,786

CHINA–0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(a)			225	233,301

INDONESIA–0.4%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		U.S.$	360	$378,000

KAZAKHSTAN–0.3%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)			212	241,150

MALAYSIA–0.6%
Petronas Capital Ltd. 5.25%, 8/12/19(a)			420	477,143

MEXICO–0.4%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23			295	297,752

SOUTH KOREA–0.4%
Korea National Oil Corp. 3.125%, 4/03/17(a)			310	322,641

Total Quasi-Sovereigns (cost $2,013,185)				2,171,773

CORPORATES–NON- INVESTMENT GRADES–2.4%
FINANCIAL INSTITTUTIONS–1.1%
BANKING–0.9%
ABN AMRO Bank NV 4.31%, 3/10/16(c)		EUR	60	83,801
Bank of America Corp. Series U 5.20%, 6/01/23(c)		U.S.$	108	103,410
Barclays Bank PLC 7.75%, 4/10/23			200	222,600
Citigroup, Inc. 5.95%, 1/30/23(c)			161	162,610
HBOS Capital Funding LP 4.939%, 5/23/16(c)		EUR	82	111,385
Societe Generale SA 4.196%, 1/26/15(c)			48	66,022

				749,828

FINANCE–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		U.S.$	155	178,826

				928,654

INDUSTRIAL–0.8%
BASIC–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)			74	80,845

COMMUNICATIONS– TELECOMMUNICATIONS–0.4%
Sirius XM Radio, Inc. 4.625%, 5/15/23(a)			101	96,707
Sprint Corp. 7.875%, 9/15/23(a)			100	111,250
T-Mobile USA, Inc. 6.625%, 4/01/23			90	97,650

				305,607

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CONSUMER CYCLICAL–AUTOMOTIVE–0.0%
Dana Holding Corp. 6.00%, 9/15/23	U.S.$	37	$39,220

CONSUMER CYCLICAL–ENTERTAINMENT–0.0%
Greektown Holdings LLC 10.75%, 12/01/13(d)(e)(f)		55	0

ENERGY–0.1%
Cimarex Energy Co. 4.375%, 6/01/24		60	61,125
SM Energy Co. 6.50%, 1/01/23		9	9,743

			70,868

TECHNOLOGY–0.2%
Numericable Group SA 5.375%, 5/15/22(a)	EUR	120	174,380

			670,920

UTILITY–0.4%
NATURAL GAS–0.4%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 3/15/24	U.S.$	78	82,388
ONEOK, Inc. 4.25%, 2/01/22		203	203,046

			285,434

NON CORPORATE SECTORS–0.1%
AGENCIES–GOVERNMENT GUARANTEED–0.1%
Bank of Ireland Series MPLE 2.062%, 9/22/15(b)	CAD	110	99,222

Total Corporates–Non– Investment Grades (cost $1,865,280)			1,984,230

COLLATERALIZED MORTGAGE OBLIGATIONS–2.0%
NON-AGENCY FIXED RATE–0.9%
Alternative Loan Trust Series 2006-J1, Class 1A13 5.50%, 2/25/36	U.S.$	87	79,290
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A18 6.25%, 9/25/36		121	112,764
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.53%, 5/25/35		115	113,237
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.646%, 2/25/47		159	132,664

First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36	U.S.$	137	$116,312
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.013%, 7/25/36		242	181,675

			735,942

NON-AGENCY FLOATING RATE–0.8%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.342%, 12/25/36(b)		215	132,959
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.402%, 3/25/35(b)		112	95,796
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.272%, 7/25/36(b)		160	124,909
Series 2006-AR27, Class 2A2 0.352%, 10/25/36(b)		169	145,615
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.823%, 2/25/47(b)		213	175,626

			674,905

GSE RISK SHARE FLOATING RATE–0.1%
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.552%, 1/25/24(b)		101	115,466

NON-AGENCY FIXED RATE CMBS–0.1%
Commercial Mortgage Trust 1.00%, 6/15/16		100	100,000

AGENCY FIXED RATE–0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.667%, 5/28/35		50	45,140

Total Collateralized Mortgage Obligations (cost $1,966,267)			1,671,453

INFLATION-LINKED SECURITIES–2.1%
UNITED STATES–2.1%
U.S. Treasury Inflation Index 0.125%, 4/15/16-4/15/19 (cost $1,664,830)		1,623	1,670,844

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

GOVERNMENTS–SOVEREIGN BONDS–0.8%
QATAR–0.5%
Qatar Government International Bond 4.50%, 1/20/22(a)	U.S.$		360	$395,568

TURKEY–0.3%
Turkey Government International Bond 4.875%, 4/16/43			260	244,156

Total Governments–Sovereign Bonds (cost $614,048)				639,724

	Shares
PREFERRED STOCKS–0.7%
FINANCIAL INSTITUTIONS–0.7%
BANKING–0.2%
Morgan Stanley 7.125%			5,000	139,350
State Street Corp. Series D 5.90%			2,050	53,710

				193,060

INSURANCE–0.3%
Allstate Corp. (The) 5.10%			9,175	230,568

REITS–0.2%
Sovereign Real Estate Investment Trust 12.00%(a)			93	123,681

Total Preferred Stocks (cost $509,065)				547,309

	Principal Amount (000)
LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.4%
UNITED STATES–0.4%
California GO 7.625%, 3/01/40 (cost $203,246)	U.S.$		200	295,048

GOVERNMENTS–SOVEREIGN AGENCIES–0.2%
COLOMBIA–0.1%
Ecopetrol SA 5.875%, 5/28/45			57	58,953

GERMANY–0.1%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17			70	77,701

Total Governments–Sovereign Agencies (cost $127,394)				136,654

EMERGING MARKETS–CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
CONSUMER NON-CYCLICAL–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a) (cost $99,779)	U.S.$		100	$107,500

	Shares
WARRANTS–0.0%
Talon Equity Co. NV, expiring 11/24/15(d)(e)(f) (cost $0)			47	0

	Principal Amount (000)
SHORT-TERM INVESTMENTS–17.6%
AGENCY DISCOUNT NOTE–11.0%
Federal Home Loan Bank Zero Coupon, 7/16/14 (cost $8,899,778)		U.S.$	8,900	8,899,778

GOVERNMENTS– TREASURIES–3.4%
JAPAN–3.4%
Japan Treasury Discount Bill Series 448 Zero Coupon, 7/28/14 (cost $2,745,561)		JPY	280,000	2,763,855

TIME DEPOSIT–3.2%
State Street Time Deposit 0.01%, 7/01/14 (cost $2,570,840)		U.S.$	2,571	2,570,840

Total Short-Term Investments (cost $14,216,179)				14,234,473

TOTAL INVESTMENTS–115.7% (cost $90,409,002)				93,432,440
Other assets less liabilities–(15.7)%				(12,697,343)

NET ASSETS–100.0%				$80,735,097

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr (CBT) Futures	2	September 2014	$250,003	$250,344	$341

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	4	September 2014	878,807	878,375	432
U.S. T-Note 5 Yr (CBT) Futures	8	September 2014	953,957	955,688	(1,731)

					$(958)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	125,326	USD	1,235	7/11/14	$(2,107)
Barclays Bank PLC	USD	412	MYR	1,331	7/25/14	2,278
BNP Paribas SA	CAD	1,190	USD	1,087	7/11/14	(28,133)
BNP Paribas SA	GBP	90	USD	152	8/21/14	(1,290)
Citibank, NA	PLN	2,487	USD	812	7/10/14	(6,501)
Credit Suisse International	CAD	647	USD	595	7/11/14	(10,946)
Deutsche Bank AG	EUR	607	USD	828	7/11/14	(3,536)
Deutsche Bank AG	USD	813	NOK	4,862	7/15/14	(20,982)
Goldman Sachs Bank USA	BRL	1,898	USD	862	7/02/14	2,730
Goldman Sachs Bank USA	USD	852	BRL	1,898	7/02/14	6,758
Goldman Sachs Bank USA	BRL	836	USD	375	8/04/14	(344)
Goldman Sachs Bank USA	USD	202	IDR	2,383,855	8/08/14	(1,555)
HSBC Bank USA	JPY	280,000	USD	2,744	7/28/14	(20,753)
Morgan Stanley & Co., Inc.	USD	814	PLN	2,480	7/10/14	2,053
Morgan Stanley & Co., Inc.	USD	600	PEN	1,690	7/16/14	2,625
Royal Bank of Scotland PLC	USD	609	CAD	659	7/11/14	8,936
Standard Chartered Bank	USD	411	KRW	421,867	7/11/14	6,207
State Street Bank & Trust Co.	USD	105	BRL	239	7/02/14	2,949
State Street Bank & Trust Co.	CAD	169	USD	156	7/11/14	(2,723)
State Street Bank & Trust Co.	EUR	308	USD	419	7/11/14	(2,282)
State Street Bank & Trust Co.	USD	54	CAD	59	7/11/14	1,212
State Street Bank & Trust Co.	USD	8	MXN	99	7/24/14	(2)
UBS AG	BRL	2,137	USD	940	7/02/14	(27,644)
UBS AG	USD	970	BRL	2,137	7/02/14	(3,074)

						$(96,124)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.71%	$1,337	$(124,626)	$(76,474)
CDX-NAIG Series 22, 5 Year Index, 06/20/19*	(1.00)	0.59	2,530	(50,975)	(15,400)

				$(175,601)	$(91,874)

12

AllianceBernstein Variable Products Series Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD 1,890	1/13/17	3 Month BBR	3.170%	$16,332
Morgan Stanley & Co., LLC/(CME Group)	NZD 2,370	4/29/17	3 Month BKBM	4.274%	(980)
Morgan Stanley & Co., LLC/(CME Group)	$380	6/25/21	2.243%	3 Month LIBOR	(2,111)
Morgan Stanley & Co., LLC/(CME Group)	530	1/14/24	2.980%	3 Month LIBOR	(26,494)
Morgan Stanley & Co., LLC/(CME Group)	460	2/14/24	2.889%	3 Month LIBOR	(17,773)
Morgan Stanley & Co., LLC/(CME Group)	650	4/28/24	2.817%	3 Month LIBOR	(15,863)
Morgan Stanley & Co., LLC/(CME Group)	450	5/29/24	3 Month LIBOR	2.628%	1,890

					$(44,999)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	0.20%	270	$7,078	$(6,125)	$13,203
Kohl’s Corp., 6.25%, 12/15/2017, 6/20/2019*	1.00	1.14	92	(698)	(1,234)	536
Kohl’s Corp., 6.25%, 12/15/2017, 6/20/2019*	1.00	1.14	54	(409)	(649)	240
Kohl’s Corp., 6.25%, 12/15/2017, 6/20/2019*	1.00	1.14	37	(285)	(503)	218
Kohl’s Corp., 6.25%, 12/15/2017, 6/20/2019*	1.00	1.14	37	(282)	(499)	217

				$5,404	$(9,010)	$14,414

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,390	1/30/17	1.059%	3 Month LIBOR	$(14,106)
JPMorgan Chase Bank, NA	1,520	2/07/22	2.043%	3 Month LIBOR	14,172

					$66

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate market value of these securities amounted to $15,661,968 or 19.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at June 30, 2014.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Non-income producing security.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

BBR—Bank of England Base Rate

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

14

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $90,409,002)	$93,432,440
Cash	3,541	(a)
Due from broker	89,556
Foreign currencies, at value (cost $48,419)	49,291
Interest and dividends receivable	464,690
Receivable for investment securities sold and foreign currency transactions	151,694
Receivable for variation margin on centrally cleared interest rate swaps	48,721
Unrealized appreciation on forward currency exchange contracts	35,748
Unrealized appreciation on credit default swaps	14,414
Unrealized appreciation on interest rate swaps	14,172
Receivable for capital stock sold	12,611

Total assets	94,316,878

LIABILITIES
Payable for investment securities purchased	13,225,030
Unrealized depreciation on forward currency exchange contracts	131,872
Payable for variation margin on centrally cleared credit default swaps	52,110
Advisory fee payable	28,868
Administrative fee payable	27,668
Payable for capital stock redeemed	25,692
Unrealized depreciation on interest rate swaps	14,106
Upfront premium received on credit default swaps	9,010
Distribution fee payable	4,269
Payable for variation margin on futures	531
Transfer Agent fee payable	212
Accrued expenses	62,413

Total liabilities	13,581,781

NET ASSETS	$80,735,097

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,899
Additional paid-in capital	71,815,576
Undistributed net investment income	3,828,816
Accumulated net realized gain on investment and foreign currency transactions	2,277,528
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,806,278

	$80,735,097

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$59,125,113	5,036,590	$11.74
B	$21,609,984	1,861,989	$11.61

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

15

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,418,554
Dividends	17,113
Consent fee income	443

1,436,110

EXPENSES
Advisory fee (see Note B)	183,750
Distribution fee—Class B	27,123
Transfer agency—Class A	2,115
Transfer agency—Class B	766
Custodian	67,048
Administrative	27,239
Audit	24,942
Legal	15,193
Printing	12,744
Directors’ fees	2,299
Miscellaneous	3,436

Total expenses	366,655

Net investment income	1,069,455

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,188,923
Futures	13,981
Swaps	(24,716)
Foreign currency transactions	(12,184)
Net change in unrealized appreciation/depreciation of:
Investments	1,749,010
Futures	37,142
Swaps	(127,584)
Foreign currency denominated assets and liabilities and other assets	(180,772)

Net gain on investment and foreign currency transactions	2,643,800

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,713,255

See notes to financial statements.

16

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,069,455		$2,576,017
Net realized gain on investment and foreign currency transactions	1,166,004		1,409,766
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	1,477,796		(6,216,473)

Net increase (decrease) in net assets from operations	3,713,255		(2,230,690)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(2,531,715)
Class B	–0	–	(845,380)
Net realized gain on investment transactions
Class A	–0	–	(2,053,818)
Class B	–0	–	(749,834)
CAPITAL STOCK TRANSACTIONS
Net decrease	(7,275,927)		(15,758,067)

Total decrease	(3,562,672)		(24,169,504)
NET ASSETS
Beginning of period	84,297,769		108,467,273

End of period (including undistributed net investment income of $3,828,816 and $2,759,361, respectively)	$80,735,097		$84,297,769

See notes to financial statements.

17

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.
Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

18

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates–Investment Grades	$–0	–	$18,418,386		$–0	–	$18,418,386
Mortgage Pass-Throughs	–0	–	18,221,140		–0	–	18,221,140
Asset-Backed Securities	–0	–	11,286,489		1,605,706		12,892,195
Governments–Treasuries	–0	–	9,578,727		–0	–	9,578,727
Commercial Mortgage-Backed Securities	–0	–	6,203,120		294,838		6,497,958
Agencies	–0	–	4,365,026		–0	–	4,365,026
Quasi-Sovereigns	–0	–	2,171,773		–0	–	2,171,773
Corporates–Non-Investment Grades	–0	–	1,885,008		–0	–^	1,885,008
Collateralized Mortgage Obligations	–0	–	45,140		1,626,313		1,671,453
Inflation-Linked Securities	–0	–	1,670,844		–0	–	1,670,844
Governments–Sovereign Bonds	–0	–	639,724		–0	–	639,724
Preferred Stocks	423,628		123,681		–0	–	547,309
Local Governments–Municipal Bonds	–0	–	295,048		–0	–	295,048
Governments–Sovereign Agencies	–0	–	235,876		–0	–	235,876
Emerging Markets–Corporate Bonds	–0	–	107,500		–0	–	107,500
Warrants	–0	–	–0	–	–0	–^	–0	–
Short-Term Investments:
Agency Discount Note	–0	–	8,899,778		–0	–	8,899,778
Governments–Treasuries	–0	–	2,763,855		–0	–	2,763,855
Time Deposit	–0	–	2,570,840		–0	–	2,570,840

Total Investments in Securities	423,628		89,481,955		3,526,857		93,432,440
Other Financial Instruments*:
Assets:
Futures	773		–0	–	–0	–	773	#
Forward Currency Exchange Contracts	–0	–	35,748		–0	–	35,748
Centrally Cleared Interest Rate Swaps	–0	–	18,222		–0	–	18,222	#
Credit Default Swaps	–0	–	14,414		–0	–	14,414
Interest Rate Swaps	–0	–	14,172		–0	–	14,172
Liabilities:
Futures	(1,731)		–0	–	–0	–	(1,731	)#
Forward Currency Exchange Contracts	–0	–	(131,872)		–0	–	(131,872)
Centrally Cleared Credit Default Swaps	–0	–	(91,874)		–0	–	(91,874	)#
Centrally Cleared Interest Rate Swaps	–0	–	(63,221)		–0	–	(63,221	)#
Interest Rate Swaps	–0	–	(14,106)		–0	–	(14,106)

Total**	$422,670		$89,263,438		$3,526,857		$93,212,965

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives reported in the portfolio of investments.

**	There were no transfers between any levels during the reporting period.

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AllianceBernstein Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades^
Balance as of 12/31/13	$1,270,213		$186,676		$–0	–
Accrued discounts/(premiums)	1,474		(82)		–0	–
Realized gain (loss)	2,735		–0	–	–0	–
Change in unrealized appreciation/depreciation	8,480		6,685		–0	–
Purchases	609,598		101,559		–0	–
Sales	(286,794)		–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/14	$1,605,706		$294,838		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/14*	$8,056		$6,685		$–0	–

	Collateralized Mortgage Obligations		Common Stocks		Warrants^
Balance as of 12/31/13	$1,240,216		$3,690		$–0	–
Accrued discounts/(premiums)	4,161		–0	–	–0	–
Realized gain (loss)	(7,709)		3,742		–0	–
Change in unrealized appreciation/depreciation	55,235		(3,686)		–0	–
Purchases	396,615		–0	–	–0	–
Sales	(62,205)		(3,746)		–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/14	$1,626,313		$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/14*	$55,235		$–0	–	$–0	–

	Total
Balance as of 12/31/13	$2,700,795
Accrued discounts/(premiums)	5,553
Realized gain (loss)	(1,232)
Change in unrealized appreciation/depreciation	66,714
Purchases	1,107,772
Sales	(352,745)
Transfers in to Level 3	–0	–
Transfers out of Level 3	–0	–

Balance as of 6/30/14	$3,526,857

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/14*	$69,976

^	The Portfolio held a security with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at June 30, 2014:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/14	Valuation Technique	Unobservable Input	Range/Weighted Average

Asset-Backed Securities	$1,605,706	Third Party Vendor	Evaluated Quotes	$70.27-$102.04/$96.80
Commercial Mortgage-Backed Securities	$193,279	Third Party Vendor	Evaluated Quotes	$103.72-$108.77/$105.72
	$101,559	Qualitative Assessment	Transaction Price	$100.00/N/A
Corporates–Non-Investment Grades	$0	Qualitative Assessment		$0.00/N/A
Collateralized Mortgage Obligations	$1,526,313	Third Party Vendor	Evaluated Quotes	$61.94-$114.01/$85.08
	$100,000	Qualitative Assessment	Transaction Price	$100.00/N/A
Warrants	$0	Qualitative Assessment		$0.00/N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which

22

AllianceBernstein Variable Products Series Fund

it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $27,239.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $166, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$12,753,512	$14,523,543
U.S. government securities	91,941,584	93,358,798

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Gross unrealized appreciation	$3,334,435
Gross unrealized depreciation	(310,997)

Net unrealized appreciation	$3,023,438

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

24

AllianceBernstein Variable Products Series Fund

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2014, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2014, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended June 30, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At June 30, 2014, the Portfolio had Sale Contracts outstanding with a Maximum Payout Amount of $490,000, with net unrealized appreciation of $14,414, and a term of less than 5 years, as reflected in the portfolio of investments.

26

AllianceBernstein Variable Products Series Fund

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of June 30, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2014, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $118,301. If a trigger event had occurred at June 30, 2014, for those derivatives in a net liability position, an amount of $118,301 would be required to be posted by the Portfolio.

At June 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$773	*	Receivable/Payable for variation margin on futures	$1,731	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	35,748		Unrealized depreciation on forward currency exchange contracts	131,872
Interest rate contracts	Unrealized appreciation on interest rate swaps	14,172		Unrealized depreciation on interest rate swaps	14,106
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	18,222	*	Receivable/Payable for variation margin on centrally cleared interest rate swaps	63,221	*
Credit contracts	Unrealized appreciation on credit default swaps	14,414
Credit contracts				Receivable/Payable for variation margin on centrally cleared credit default swaps	91,874	*

Total		$83,329			$302,804

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$13,981	$37,142
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(40,811)	(182,345)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,412)	(101,272)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(21,304)	(26,312)

Total		$(51,546)	$(272,787)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended June 30, 2014:

Futures:
Average original value of buy contracts	$2,064,665
Average original value of sale contracts	$1,235,940

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,719,115
Average principal amount of sale contracts	$7,377,470

Interest Rate Swaps:
Average notional amount	$2,910,000

Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,028,279

Credit Default Swaps:
Average notional amount of sale contracts	$325,171

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,147,571

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

28

AllianceBernstein Variable Products Series Fund

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received		Securities Collateral Received		Net Amount of Derivatives Assets
Barclays Bank PLC	$2,278	$(2,107)		$–0	–	$–0	–	$171
Credit Suisse International	7,078	(7,078)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	9,488	(1,899)		–0	–	–0	–	7,589
JPMorgan Chase Bank, NA	14,172	(14,106)		–0	–	–0	–	66
Morgan Stanley & Co., Inc.	4,678	–0	–	–0	–	–0	–	4,678
Exchange-Traded Morgan Stanley & Co., LLC	48,721	(48,721)		–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	8,936	–0	–	–0	–	–0	–	8,936
Standard Chartered Bank	6,207	–0	–	–0	–	–0	–	6,207
State Street Bank & Trust Co.	4,161	(4,161)		–0	–	–0	–	–0	–

Total	$105,719	$(78,072)		$–0	–	$–0	–	$27,647

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged		Securities Collateral Pledged		Net Amount of Derivatives Liabilities
Barclays Bank PLC	$2,107	$(2,107)		$–0	–	$–0	–	$–0	–
BNP Paribas SA	29,423	–0	–	–0	–	–0	–	29,423
Citibank, NA	6,501	–0	–	–0	–	–0	–	6,501
Credit Suisse International	12,620	(7,078)		–0	–	–0	–	5,542
Deutsche Bank AG	24,518	–0	–	–0	–	–0	–	24,518
Goldman Sachs Bank USA	1,899	(1,899)		–0	–	–0	–	–0	–
HSBC Bank USA	20,753	–0	–	–0	–	–0	–	20,753
JPMorgan Chase Bank, NA	14,106	(14,106)		–0	–	–0	–	–0	–
Exchange-Traded Morgan Stanley & Co., LLC*	52,110	(48,721)		–0	–	–0	–	3,389
Exchange-Traded New Edge USA, LLC*	531	–0	–	(531	)**	–0	–	–0	–
State Street Bank & Trust Co.	5,007	(4,161)		–0	–	–0	–	846
UBS AG	30,718	–0	–	–0	–	–0	–	30,718

Total	$200,293	$(78,072)		$(531)		$–0	–	$121,690

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at June 30, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2014, the Portfolio earned drop income of $203,646 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended June 30, 2014, the Portfolio had no transactions in reverse repurchase agreements.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	99,888		74,962	$1,142,783		$884,617
Shares issued in reinvestment of dividends and distributions	–0	–	413,111	–0	–	4,585,533
Shares redeemed	(575,923)		(1,408,318)	(6,611,418)		(16,566,656)

Net decrease	(476,035)		(920,245)	$(5,468,635)		$(11,096,506)

Class B
Shares sold	85,383		92,014	$977,531		$1,077,143
Shares issued in reinvestment of dividends and distributions	–0	–	145,019	–0	–	1,595,214
Shares redeemed	(244,895)		(628,054)	(2,784,823)		(7,333,918)

Net decrease	(159,512)		(391,021)	$(1,807,292)		$(4,661,561)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which

30

AllianceBernstein Variable Products Series Fund

could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$4,448,851	$5,421,309
Net long-term capital gains	1,731,896	3,090,029

Total taxable distributions paid	$6,180,747	$8,511,338

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,728,367
Undistributed net capital gain	1,075,148
Accumulated capital and other losses	(8,541	)(a)
Unrealized appreciation/(depreciation)	1,404,393	(b)

Total accumulated earnings/(deficit)	$5,199,367

(a)	As of December 31, 2013, the Portfolio had cumulative deferred losses on straddles of $8,541.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

32

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.22	$12.30	$12.54	$12.39	$11.98	$10.50

Income From Investment Operations
Net investment income (a)	.15	.32	.33	.42	.48	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.59)	.35	#	.38	.60	1.37
Contributions from Adviser	0	0	.05	#	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.52	(.27)	.73	.80	1.08	1.89

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.45)	(.58)	(.60)	(.67)	(.41)
Distributions from net realized gain on investment transactions	–0	–	(.36)	(.39)	(.05)	–0	–	–0	–

Total dividends and distributions	–0	–	(.81)	(.97)	(.65)	(.67)	(.41)

Net asset value, end of period	$11.74	$11.22	$12.30	$12.54	$12.39	$11.98

Total Return
Total investment return based on net asset value (b)	4.64%	(2.16)%	6.05%	6.64%	9.20%	18.51	%**

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,125	$61,848	$79,104	$106,028	$119,599	$129,647
Ratio to average net assets of:
Expenses	.83	%^	.77%	.70%	.65%	.68	%+	.69%
Net investment income	2.69	%^	2.74%	2.67%	3.42%	3.90	%+	4.69%
Portfolio turnover rate**	128%	217%	116%	108%	94%	102%

See footnote summary on page 34.

33

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.11	$12.17	$12.41	$12.26	$11.86	$10.40

Income From Investment Operations
Net investment income (a)	.14	.29	.30	.39	.44	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	(.58)	.35	#	.37	.60	1.36
Contributions from Adviser	–0	–	–0	–	.05	#	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.50	(.29)	.70	.76	1.04	1.85

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.41)	(.55)	(.56)	(.64)	(.39)
Distributions from net realized gain on investment transactions	–0	–	(.36)	(.39)	(.05)	–0	–	–0	–

Total dividends and distributions	–0	–	(.77)	(.94)	(.61)	(.64)	(.39)

Net asset value, end of period	$11.61	$11.11	$12.17	$12.41	$12.26	$11.86

Total Return
Total investment return based on net asset value (b)	4.50%	(2.34	)%*	5.79	%*	6.38%	8.93	%*	18.20	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,610	$22,450	$29,363	$33,973	$39,025	$41,341
Ratio to average net assets of:
Expenses	1.08	%^	1.02%	.96%	.90%	.93	%+	.94%
Net investment income	2.44	%^	2.49%	2.43%	3.17%	3.64	%+	4.44%
Portfolio turnover rate**	128%	217%	116%	108%	94%	102%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2012, December 31, 2010 and December 31, 2009 by 0.02%, 0.05%, 0.04% and 0.01%, respectively.

Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.38% for the year-ended December 31, 2012.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

34

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also shown are the Portfolio’s net assets on September 30, 2013.

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

3	It should be noted that on April 25, 2008, the Adviser’s variable fixed-income offerings were reorganized and U.S. Government/ High Grade Securities Portfolio acquired the assets of other fixed income series of the Fund, including Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio and High Yield Portfolio. On April 28, 2008 the investment guidelines of U.S. Government/ High Grade Securities Portfolio were broadened to match those of the Adviser’s U.S. Strategic Core Plus Strategy and the Portfolio’s name was changed to Intermediate Bond Portfolio.

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

35

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets ($MM)
Intermediate Bond Portfolio	Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	$90.2

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s the fiscal year ended December 31, 2012, the Adviser received $44,915 (0.038% of the Portfolio’s average daily net assets) for providing such services.

Set forth below are the Portfolio’s total expense ratios for the most recent semi-annual period:

Portfolio	Total Expense Ratio[6]	Fiscal Year
Intermediate Bond Portfolio	Class A 0.74% Class B 0.99%	December 31 (ratio as of June 30, 2013)

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2013 net assets.8

6	Annualized.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

36

AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 9/30/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Intermediate Bond Portfolio	$90.2	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance Minimum account size: $25 million	0.300	0.450

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. The AllianceBernstein Mutual Funds were also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc.–Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc.–Intermediate Duration Institutional Portfolio, which is managed similarly as the Portfolio, was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Bond Fund, Inc.–Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450	0.450

Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[9]	0.50% on first $1 billion 0.45% on the balance	0.500	0.450

The Adviser manages Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company which has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% the balance	0.500	0.450

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2013 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Client # 1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.290	0.450

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

9	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

37

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management service generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.13

Portfolio	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank
Intermediate Bond Portfolio	0.450	0.500	2/12

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU.

Portfolio	Total Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.705	0.652	11/12	0.604	25/28

Based on this analysis, the Portfolio has more favorable ranking on a contractual management fee basis than on a total expense basis.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15	Most recently completed fiscal year Class A share total expense ratio.

38

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and front-end sales loads.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $78,314 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2012, distribution expenses were incurred by ABI in the amount of $218,349 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,16 ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser. During the most recently completed fiscal year, the Portfolio paid ABIS a fee of approximately $1,385.17

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base

16	The fee is inclusive of other Portfolios of the Fund (Equity and Blend), which are not discussed in this summary.

17	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2012.

39

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings21 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2013.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	–0.97	–1.08	–0.43	3/6	9/14
3 year	3.75	3.82	3.99	5/6	11/14
5 year	6.24	5.96	5.86	2/6	4/14
10 year	4.80	4.48	4.71	2/6	6/12

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

22	The Portfolio’s PG/PU is not identical to its respective EG/EU as the criteria for including/excluding a fund to/from PG/PU is somewhat different than that of EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

40

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmarks25. Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2013 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	–	0.97	3.75	6.24	4.80	5.41	4.39	0.69	10
Barclays Capital U.S. Government Bond Index	–	2.54	2.68	4.26	4.50	5.72	4.01	0.70	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2013.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

41

VPS-IB-0512-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,055.50	$5.10	1.00%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.84	$5.01	1.00%

Class B
Actual	$1,000	$1,054.00	$6.62	1.30%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.35	$6.51	1.30%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$3,405,646	3.5%
Prudential PLC	2,615,342	2.7
Nestle SA	2,480,511	2.5
British American Tobacco PLC	2,409,663	2.5
AIA Group Ltd.	2,348,500	2.4
Anheuser-Busch InBev NV	2,341,897	2.4
Cie Financiere Richemont SA	2,297,189	2.4
Schlumberger Ltd.	2,263,461	2.3
MediaTek, Inc.	2,012,919	2.1
UBS AG (REG)	1,983,243	2.0

	$24,158,371	24.8%

SECTOR BREAKDOWN**

June 30, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$23,403,779	24.1%
Consumer Discretionary	16,042,849	16.5
Consumer Staples	14,396,148	14.9
Health Care	12,563,033	13.0
Industrials	11,910,675	12.3
Information Technology	10,671,232	11.0
Energy	4,073,535	4.2
Materials	2,968,223	3.1
Short-Term Investments	865,125	0.9

Total Investments	$96,894,599	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on www.russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$21,529,795	22.2%
Switzerland	12,024,315	12.4
Japan	10,333,536	10.7
India	4,978,706	5.1
France	4,649,929	4.8
Germany	4,222,149	4.4
Italy	4,055,311	4.2
Hong Kong	3,959,149	4.1
China	3,919,817	4.0
Taiwan	3,637,832	3.8
Russia	3,575,798	3.7
South Africa	2,819,609	2.9
Belgium	2,341,897	2.4
Other	13,981,631	14.4
Short-Term Investments	865,125	0.9

Total Investments	$96,894,599	100.0%

*	All data are as of June 30, 2014. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.3% or less in the following countries: Austria, Brazil, Denmark, Indonesia, Mexico, Netherlands, Peru, Philippines, Singapore, Sweden, Thailand and United States.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.5%

FINANCIALS–24.0%
BANKS–6.1%
Credicorp Ltd.	8,840	$1,374,355
Kasikornbank PCL (NVDR)	123,900	778,740
Sberbank of Russia (Sponsored ADR)	77,835	791,582
Sumitomo Mitsui Financial Group, Inc.	31,300	1,313,250
UniCredit SpA	206,410	1,725,871

		5,983,798

CAPITAL MARKETS–6.8%
Aberdeen Asset Management PLC	223,230	1,732,444
Azimut Holding SpA	41,715	1,073,792
Partners Group Holding AG	6,800	1,857,726
UBS AG (REG)(a)	108,170	1,983,243

		6,647,205

DIVERSIFIED FINANCIAL SERVICES–2.8%
IG Group Holdings PLC	116,468	1,170,064
ING Groep NV(a)	110,860	1,555,641

		2,725,705

INSURANCE–5.1%
AIA Group Ltd.	466,800	2,348,500
Prudential PLC	114,150	2,615,342

		4,963,842

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.2%
Global Logistic Properties Ltd.	518,000	1,122,630

THRIFTS & MORTGAGE FINANCE–2.0%
Housing Development Finance Corp.	119,420	1,960,599

		23,403,779

CONSUMER DISCRETIONARY–16.5%
AUTOMOBILES–4.2%
Nissan Motor Co., Ltd.	160,800	1,522,688
Tata Motors Ltd.–Class A	247,420	1,214,681
Volkswagen AG (Preference Shares)	5,056	1,324,250

		4,061,619

DIVERSIFIED CONSUMER SERVICES–0.8%
Kroton Educacional SA	28,000	785,191

HOTELS, RESTAURANTS & LEISURE–1.8%
Alsea SAB de CV	72,601	261,058
Melco Crown Entertainment Ltd. (ADR)	40,430	1,443,755

		1,704,813

HOUSEHOLD DURABLES–1.2%
Panasonic Corp.	95,100	$1,152,807

INTERNET & CATALOG RETAIL–0.7%
JD.com, Inc. (ADR)(a)	25,416	724,610

MEDIA–1.4%
Naspers Ltd.–Class N	11,490	1,352,866

MULTILINE RETAIL–0.8%
Matahari Department Store Tbk PT	706,500	822,711

SPECIALTY RETAIL–1.9%
Card Factory PLC(a)	123,026	433,726
Chow Tai Fook Jewellery Group Ltd.	109,000	166,894
Fast Retailing Co., Ltd.	3,900	1,284,775

		1,885,395

TEXTILES, APPAREL & LUXURY GOODS–3.7%
Brunello Cucinelli SpA(b)	22,787	517,299
Cie Financiere Richemont SA	21,922	2,297,189
Prada SpA(b)	103,900	738,349

		3,552,837

		16,042,849

CONSUMER STAPLES–14.8%
BEVERAGES–2.4%
Anheuser-Busch InBev NV	20,382	2,341,897

FOOD & STAPLES RETAILING–1.6%
Magnit OJSC (Sponsored GDR)(c)	14,470	853,730
Tsuruha Holdings, Inc.	13,500	744,976

		1,598,706

FOOD PRODUCTS–5.3%
Danone SA	23,140	1,720,653
Nestle SA	32,012	2,480,511
Universal Robina Corp.	270,820	957,190

		5,158,354

HOUSEHOLD PRODUCTS–3.0%
Reckitt Benckiser Group PLC	21,560	1,879,927
Unicharm Corp.	16,900	1,007,601

		2,887,528

TOBACCO–2.5%
British American Tobacco PLC	40,497	2,409,663

		14,396,148

HEALTH CARE–12.9%
HEALTH CARE EQUIPMENT & SUPPLIES–2.1%
Elekta AB–Class B(b)	51,410	652,953
Essilor International SA	9,980	1,057,640
Shandong Weigao Group Medical Polymer Co., Ltd.–Class H	328,000	320,146

		2,030,739

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–0.7%
Life Healthcare Group Holdings Ltd.	182,640	$712,588

PHARMACEUTICALS–10.1%
Aspen Pharmacare Holdings Ltd.	26,821	754,155
Bayer AG	8,597	1,212,806
H Lundbeck A/S	22,140	544,875
Novo Nordisk A/S–Class B	31,855	1,470,202
Roche Holding AG	11,430	3,405,646
Shire PLC	18,661	1,463,825
Sun Pharmaceutical Industries Ltd.	84,660	968,197

		9,819,706

		12,563,033

INDUSTRIALS–12.2%
AEROSPACE & DEFENSE–1.9%
Safran SA	28,590	1,871,636

COMMERCIAL SERVICES & SUPPLIES–1.4%
Aggreko PLC	48,816	1,378,228

INDUSTRIAL CONGLOMERATES–1.7%
Toshiba Corp.	351,000	1,640,726

MACHINERY–2.6%
Komatsu Ltd.	71,800	1,666,713
Melrose Industries PLC	196,363	873,796

		2,540,509

PROFESSIONAL SERVICES–3.3%
Capita PLC	99,590	1,951,095
Intertek Group PLC	26,220	1,232,799

		3,183,894

TRADING COMPANIES & DISTRIBUTORS–1.3%
Wolseley PLC	23,652	1,295,682

		11,910,675

INFORMATION TECHNOLOGY–10.9%
INTERNET SOFTWARE & SERVICES–4.9%
Baidu, Inc. (Sponsored ADR)(a)	7,920	1,479,535
Mail.ru Group Ltd. (GDR)(a)(c)	26,770	942,902
Tencent Holdings Ltd	91,500	1,395,526
Yandex NV–Class A(a)	27,710	987,584

		4,805,547

IT SERVICES–0.8%
Tata Consultancy Services Ltd.	20,800	835,229

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.2%
ams AG	8,390	1,392,624
MediaTek, Inc.	119,000	2,012,919

Taiwan Semiconductor Manufacturing Co., Ltd.	384,000	$1,624,913

		5,030,456

		10,671,232

ENERGY–4.2%
ENERGY EQUIPMENT & SERVICES–2.3%
Schlumberger Ltd.	19,190	2,263,461

OIL, GAS & CONSUMABLE FUELS–1.9%
BG Group PLC	85,780	1,810,074

		4,073,535

MATERIALS–3.0%
CHEMICALS–1.7%
Linde AG	7,930	1,685,093

METALS & MINING–1.3%
BHP Billiton PLC	39,470	1,283,130

		2,968,223

Total Common Stocks (cost $67,971,103)		96,029,474

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.9%
TIME DEPOSIT–0.9%
State Street Time Deposit 0.01%, 7/01/14 (cost $865,125)	$865	865,125

Total Investments Before Security Lending Collateral for Securities Loaned–99.4% (cost $68,836,228)		96,894,599

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.6%
INVESTMENT COMPANIES–1.6%
AllianceBernstein Exchange Reserves–Class I, 0.07%(d) (cost $1,548,329)	1,548,329	1,548,329

TOTAL INVESTMENTS–101.0% (cost $70,384,557)		98,442,928
Other assets less liabilities–(1.0)%		(1,012,838)

NET ASSETS–100.0%		$97,430,090

5

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	754	USD	708	8/14/14	$(1,138)
BNP Paribas SA	JPY	292,847	USD	2,889	8/14/14	(2,725)
BNP Paribas SA	USD	5,273	AUD	5,659	8/14/14	46,377
BNP Paribas SA	USD	2,883	JPY	292,847	8/14/14	8,989
Credit Suisse International	CAD	2,480	USD	2,318	8/14/14	(3,761)
Credit Suisse International	GBP	5,419	USD	9,185	8/14/14	(86,010)
Credit Suisse International	RUB	75,848	USD	2,135	8/14/14	(77,489)
Credit Suisse International	USD	588	NOK	3,457	8/14/14	(25,081)
HSBC Bank USA	HKD	18,080	USD	2,333	8/14/14	1,093
HSBC Bank USA	USD	6,793	CAD	7,404	8/14/14	138,292
HSBC Bank USA	USD	3,464	CHF	3,087	8/14/14	18,575
HSBC Bank USA	USD	364	GBP	218	8/14/14	8,620
HSBC Bank USA	USD	507	HKD	3,930	8/14/14	(125)
State Street Bank & Trust Co.	CHF	5,197	USD	5,923	8/14/14	60,924
State Street Bank & Trust Co.	CHF	766	USD	860	8/14/14	(4,466)
State Street Bank & Trust Co.	EUR	448	USD	612	8/14/14	(1,278)
State Street Bank & Trust Co.	GBP	112	USD	189	8/14/14	(2,668)
State Street Bank & Trust Co.	USD	401	CHF	360	8/14/14	4,775
State Street Bank & Trust Co.	USD	4,035	EUR	2,911	8/14/14	(48,375)
State Street Bank & Trust Co.	USD	2,129	GBP	1,252	8/14/14	12,510
State Street Bank & Trust Co.	USD	1,535	SEK	9,985	8/14/14	(41,499)

						$5,540

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate market value of these securities amounted to $1,796,632 or 1.8% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

REG—Registered Shares

See notes to financial statements.

6

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $68,836,228)	$96,894,599	(a)

Affiliated issuers (cost $1,548,329—investment of cash collateral for securities loaned)	1,548,329
Foreign currencies, at value (cost $265,176)	266,946
Receivable for investment securities sold and foreign currency transactions	1,532,668
Unrealized appreciation on forward currency exchange contracts	300,155
Dividends and interest receivable	292,250
Receivable for capital stock sold	119,750

Total assets	100,954,697

LIABILITIES
Payable for collateral received on securities loaned	1,548,329
Payable for investment securities purchased and foreign currency transactions	1,349,232
Unrealized depreciation on forward currency exchange contracts	294,615
Payable for capital stock redeemed	134,671
Advisory fee payable	57,808
Administrative fee payable	28,560
Distribution fee payable	10,644
Transfer Agent fee payable	212
Accrued expenses and other liabilities	100,536

Total liabilities	3,524,607

NET ASSETS	$97,430,090

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,822
Additional paid-in capital	107,570,715
Undistributed net investment income	1,865,056
Accumulated net realized loss on investment and foreign currency transactions	(40,022,255)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	28,011,752

	$97,430,090

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$43,837,390	2,156,062	$20.33
B	$53,592,700	2,665,562	$20.11

(a)	Includes securities on loan with a value of $1,488,931 (see Note E).

See notes to financial statements.

7

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $122,937)	$1,613,856
Affiliated issuers	692
Interest	334
Securities lending income	14,569

	1,629,451

EXPENSES
Advisory fee (see Note B)	410,908
Distribution fee—Class B	65,282
Transfer agency—Class A	1,457
Transfer agency—Class B	1,466
Custodian	53,261
Administrative	27,041
Audit	18,921
Printing	18,844
Legal	17,584
Directors’ fees	2,386
Miscellaneous	8,302

Total expenses	625,452

Net investment income	1,003,999

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	18,150,442
Futures	649,604
Foreign currency transactions	(1,279,120)
Net change in unrealized appreciation/depreciation of:
Investments	(16,327,994	)(a)
Foreign currency denominated assets and liabilities	1,494,851

Net gain on investment and foreign currency transactions	2,687,783

Contributions from Adviser (see Note B)	5,816

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,697,598

(a)	Net of increase in accrued foreign capital gains taxes of $58,934.

See notes to financial statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,003,999		$1,661,705
Net realized gain on investment and foreign currency transactions	17,520,926		529,841
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(14,833,143)		17,582,786
Contributions from Adviser (see Note B)	5,816		–0	–

Net increase in net assets from operations	3,697,598		19,774,332
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(969,189)
Class B	–0	–	(406,590)
CAPITAL STOCK TRANSACTIONS
Net decrease	(63,377,696)		(17,593,374)

Total increase (decrease)	(59,680,098)		805,179
NET ASSETS
Beginning of period	157,110,188		156,305,009

End of period (including undistributed net investment income of $1,865,056 and $861,057, respectively)	$97,430,090		$157,110,188

See notes to financial statements.

9

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

10

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$2,165,937		$21,237,842		$–0	–	$23,403,779
Consumer Discretionary	3,648,340		12,394,509		–0	–	16,042,849
Consumer Staples	853,730		13,542,418		–0	–	14,396,148
Health Care	544,875		12,018,158		–0	–	12,563,033
Industrials	–0	–	11,910,675		–0	–	11,910,675
Information Technology	2,996,222		7,675,010		–0	–	10,671,232
Energy	2,263,461		1,810,074		–0	–	4,073,535
Materials	–0	–	2,968,223		–0	–	2,968,223
Short-Term Investments	–0	–	865,125		–0	–	865,125
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,548,329		–0	–	–0	–	1,548,329

Total Investments in Securities	14,020,894		84,422,034	+	–0	–	98,442,928
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	–0	–	300,155		–0	–	300,155
Liabilities:
Forward Currency Exchange Contracts	–0	–	(294,615)		–0	–	(294,615)

Total(a)	$14,020,894		$84,427,574		$–0	–	$98,448,468

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(a)	An amount of $5,997,430 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools.

11

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

12

AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the six months ended June 30, 2014, the Adviser reimbursed the Fund $5,816 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $27,041.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $82,619, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$19,686,006		$81,802,942
U.S. government securities	–0	–	–0	–

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$29,125,940
Gross unrealized depreciation	(1,067,569)

Net unrealized appreciation	$28,058,371

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended June 30, 2014, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2014, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement,

14

AllianceBernstein Variable Products Series Fund

the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2014, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $212,418. If a trigger event had occurred at June 30, 2014, for those derivatives in a net liability position, an amount of $212,418 would be required to be posted by the Portfolio.

At June 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$300,155	Unrealized depreciation on forward currency exchange contracts	$294,615

Total		$300,155		$294,615

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$649,603	$–0	–
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,142,616)	1,493,615

Total		$(493,013)	$1,493,615

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended June 30, 2014:

Futures:
Average original value of buy contracts	$42,419,972	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$43,683,024
Average principal amount of sale contracts	$42,067,484

(a)	Positions were open for less than one month during the period.

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset	Cash Collateral Received	Securities Collateral Received	Net Amount of Derivatives Assets
BNP Paribas SA	$55,366	$(3,863)	$–0	–	$–0	–	$51,503
HSBC Bank USA	166,580	(125)	–0	–	–0	–	166,455
State Street Bank & Trust Co.	78,209	(78,209)	–0	–	–0	–	–0	–

Total	$300,155	$(82,197)	$–0	–	$–0	–	$217,958

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount of Derivatives Liabilities
BNP Paribas SA	$3,863	$(3,863)	$–0	–	$–0	–	$–0	–
Credit Suisse International	192,341	–0	–	–0	–	–0	–	192,341
HSBC Bank USA	125	(125)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	98,286	(78,209)	–0	–	–0	–	20,077

Total	$294,615	$(82,197)	$–0	–	$–0	–	$212,418

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2014, the Portfolio had securities on loan with a value of $1,488,931 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,548,329. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $14,569 and $692 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended

16

AllianceBernstein Variable Products Series Fund

June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$177	$16,948	$15,577	$1,548

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	68,688		168,679	$1,322,095		$3,058,525
Shares issued in reinvestment of dividends	–0	–	53,487	–0	–	969,189
Shares redeemed	(3,228,994)		(604,017)	(60,928,364)		(10,946,120)

Net decrease	(3,160,306)		(381,851)	$(59,606,269)		$(6,918,406)

Class B
Shares sold	143,351		323,357	$2,755,818		$5,795,702
Shares issued in reinvestment of dividends	–0	–	22,639	–0	–	406,590
Shares redeemed	(341,258)		(943,420)	(6,527,245)		(16,877,260)

Net decrease	(197,907)		(597,424)	$(3,771,427)		$(10,674,968)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$1,375,779	$2,289,486

Total taxable distributions paid	$1,375,779	$2,289,486

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(57,991,255	)(a)
Unrealized appreciation/(depreciation)	44,154,027	(b)

Total accumulated earnings/(deficit)	$(13,837,228)

(a)	As of December 31, 2013, the Portfolio had a net capital loss carryforward of $57,362,032. During the fiscal year, the Portfolio utilized $1,061,986 of capital loss carryforwards to offset current year net realized gains. At December 31, 2013, the Portfolio had a qualified late-year ordinary loss deferral of $629,223 which is deemed to arise on January 1, 2014.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gain/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $57,362,032 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 7,176,740	n/a	2016
42,501,075	n/a	2017
7,684,217	–0–	no expiration

NOTEJ: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Net asset value, beginning of period	$19.27		$17.13		$15.08		$18.42	$16.66		$12.52

Income From Investment Operations
Net investment income (a)	.17		.21		.21		.26	.18		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.89		2.11		2.12		(3.08)	1.92		4.59
Contributions from Adviser	.00	(b)	–0	–	–0	–	.00 (b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.06		2.32		2.33		(2.82)	2.10		4.81

Less: Dividends
Dividends from net investment income	–0	–	(.18)		(.28)		(.52)	(.34)		(.67)

Net asset value, end of period	$20.33		$19.27		$17.13		$15.08	$18.42		$16.66

Total Return
Total investment return based on net asset value (c)	5.55%		13.60%		15.54%		(15.85)%	12.89%		39.58%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,837		$102,467		$97,611		$90,912	$126,339		$124,335
Ratio to average net assets of:
Expenses	1.00	%^	.94%		.97%		.94%	.93	%+	.99%
Net investment income	1.79	%^	1.15%		1.33%		1.53%	1.08	%+	1.55%
Portfolio turnover rate	18%		31%		52%		66%	104%		118%

See footnote summary on page 20.

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INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Net asset value, beginning of period	$19.08		$16.96		$14.93		$18.24	$16.51		$12.41

Income From Investment Operations
Net investment income (a)	.18		.16		.18		.22	.14		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85		2.09		2.08		(3.06)	1.89		4.55
Contributions from Adviser	.00	(b)	–0	–	–0	–	.00 (b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.03		2.25		2.26		(2.84)	2.03		4.73

Less: Dividends
Dividends from net investment income	–0	–	(.13)		(.23)		(.47)	(.30)		(.63)

Net asset value, end of period	$20.11		$19.08		$16.96		$14.93	$18.24		$16.51

Total Return
Total investment return based on net asset value (c)	5.40%		13.32%		15.23%		(16.04)%	12.61%		39.24%

Ratios/Supplemental Data.
Net assets, end of period (000’s omitted)	$53,593		$54,643		$58,694		$58,322	$74,879		$72,604
Ratio to average net assets of:
Expenses	1.30	%^	1.19%		1.22%		1.19%	1.18	%+	1.24%
Net investment income	1.88	%^	.92%		1.11%		1.27%	.83	%+	1.28%
Portfolio turnover rate	18%		31%		52%		66%	104%		118%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

20

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

21

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) World (ex US) Index (Net) and the MSCI All Country (AC) World (ex US) Index (Net) (the “MSCI AC World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014. Effective May 1, 2014 the MSCI AC World Index became the Portfolio’s primary Index. The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio lagged the indices in all periods.

The directors had discussed with the Adviser their concerns about the investment performance of the Portfolio over time as compared to both its benchmark and its peers and the Adviser had reviewed with them various steps that it had taken, including the restructuring of the Adviser’s research and portfolio management teams and related modifications to its investment process, and other changes intended to improve investment performance. The directors continued to be concerned about the Portfolio’s performance over time and the lack of sustained improvement in it. After further discussion with the Adviser and consideration of the Adviser’s response to their concerns, the directors concluded that they continued to have confidence in the Adviser’s ability to advise the Portfolio but informed the Adviser that, in light of the Portfolio’s persistent weak relative performance, they would continue to monitor closely the Portfolio and the impact of the steps taken by the Adviser with a view to improving investment performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 3.5 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the

22

AllianceBernstein Variable Products Series Fund

same as that for its Corresponding Fund. The directors also considered that a portfolio of a fund advised by the Adviser (the “SCB Portfolio”) pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser is waiving, effective November 1, 2011 through October 31, 2014, 5 basis points of the advisory fee payable by the SCB Portfolio under its contract.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was the same as the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

23

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
International Growth Portfolio	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$95.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,097 (0.035% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

24

AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 0.94% Class B 1.19%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Growth Portfolio	$95.6	International Research Growth AC Schedule 0.85% on first $25m 0.65% on next $25m 0.55% on next $50m 0.45% on the balance Minimum account size $25m	0.655%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

25

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2014 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
International Growth Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2014.	0.875%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

26

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
International Growth Portfolio	0.750	0.800	4/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Growth Portfolio	0.936	0.936	7/13	0.990	15/42

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $141,206 in Rule 12b-1 fees.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

27

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $326,524 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

28

AllianceBernstein Variable Products Series Fund

discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2014.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Growth Portfolio
1 year	11.36	16.54	17.40	10/13	46/54
3 year	3.50	6.56	7.51	13/13	46/50
5 year	16.27	17.47	18.36	11/12	36/45
10 year	6.79	7.34	7.33	7/11	20/33

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	11.36	3.50	16.27	6.79	8.15	20.51	0.35	10
MSCI World ex US Index (Net)	17.91	5.72	17.47	6.81	N/A	18.18	0.36	10
MSCI AC World ex US Index (Net)[24]	12.25	3.98	17.25	7.16	N/A	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

29

VPS-IG-0152-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,041.40	$4.30	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.58	$4.26	0.85%

Class B
Actual	$1,000	$1,040.40	$5.56	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.34	$5.51	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$19,325,478	2.5%
Airbus Group NV	18,074,130	2.4
GlaxoSmithKline PLC	17,458,397	2.3
Novartis AG	15,586,904	2.0
Vodafone Group PLC	14,656,539	1.9
Valeo SA	14,325,819	1.9
ORIX Corp.	13,627,751	1.8
Orange SA	13,519,374	1.8
UniCredit SpA	13,148,759	1.7
Lloyds Banking Group PLC	12,685,169	1.7

	$152,408,320	20.0%

SECTOR BREAKDOWN**

June 30, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$169,504,283	22.4%
Consumer Discretionary	113,953,627	15.1
Industrials	104,775,195	13.9
Health Care	79,117,310	10.5
Telecommunication Services	69,136,609	9.1
Materials	58,801,421	7.8
Energy	52,333,754	6.9
Information Technology	50,337,186	6.7
Consumer Staples	39,787,422	5.3
Utilities	14,389,942	1.9
Short-Term Investments	3,364,166	0.4

Total Investments	$755,500,915	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$166,324,950	22.0%
United Kingdom	129,784,666	17.2
France	124,533,136	16.5
Switzerland	52,623,002	7.0
Germany	38,489,965	5.1
Netherlands	29,273,505	3.9
Denmark	24,981,604	3.3
Hong Kong	24,331,235	3.2
Australia	20,277,727	2.7
Taiwan	20,060,496	2.6
China	18,866,854	2.5
Italy	18,688,060	2.5
Norway	13,679,241	1.8
Other	70,222,308	9.3
Short-Term Investments	3,364,166	0.4

Total Investments	$755,500,915	100.0%

*	All data are as of June 30, 2014. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.5% or less in the following countries: Belgium, Brazil, Greece, Hungary, India, Israel, Portugal, Russia, South Africa, South Korea, Sweden, Thailand, Turkey, and United Arab Emirates.

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.4%
FINANCIALS–22.0%
BANKS–12.4%
Banco do Brasil SA	215,400	$2,422,580
Bank Hapoalim BM	698,875	4,036,689
BNP Paribas SA	74,760	5,080,595
China Construction Bank Corp.–Class H	3,772,000	2,852,579
Credit Agricole SA	204,602	2,888,746
Danske Bank A/S	305,290	8,630,088
Kasikornbank PCL (NVDR)	526,700	3,310,431
KBC Groep NV(a)	136,120	7,405,079
Lloyds Banking Group PLC(a)	9,979,898	12,685,169
Mitsubishi UFJ Financial Group, Inc.	1,585,600	9,733,545
Shinhan Financial Group Co., Ltd.	62,180	2,868,754
Societe Generale SA	195,622	10,258,939
State Bank of India	61,290	2,735,227
Sumitomo Mitsui Financial Group, Inc.	153,800	6,452,969
UniCredit SpA	1,572,560	13,148,759

		94,510,149

CAPITAL MARKETS–1.3%
Deutsche Bank AG (REG)	274,646	9,652,427

DIVERSIFIED FINANCIAL SERVICES–2.2%
ING Groep NV(a)	230,510	3,234,628
ORIX Corp.	821,900	13,627,751

		16,862,379

INSURANCE–3.6%
AIA Group Ltd.	1,417,400	7,131,028
Aviva PLC	425,660	3,713,789
Direct Line Insurance Group PLC	917,510	4,234,178
Muenchener Rueckversicherungs AG	37,520	8,308,740
Suncorp Group Ltd.	316,490	4,041,534

		27,429,269

REAL ESTATE INVESTMENT TRUSTS (REITs)–0.0%
Stockland(b)	2,612	9,553

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.5%
Aeon Mall Co., Ltd.	160,800	4,239,796
China Overseas Land & Investment Ltd.	948,000	2,299,419
Country Garden Holdings Co., Ltd.	9,470,000	3,737,456
Lend Lease Group	515,630	6,374,458
Wharf Holdings Ltd.	311,000	2,247,481

		18,898,610

		167,362,387

CONSUMER DISCRETIONARY–14.9%
AUTO COMPONENTS–4.0%
Cie Generale des Etablissements Michelin–Class B	80,952	$9,665,849
GKN PLC	407,270	2,528,323
Plastic Omnium SA	132,470	4,155,045
Valeo SA	106,770	14,325,819

		30,675,036

AUTOMOBILES–4.9%
Bayerische Motoren Werke AG	42,820	5,422,282
Great Wall Motor Co., Ltd.–Class H	1,037,500	3,858,095
Honda Motor Co., Ltd.	334,300	11,665,314
Mazda Motor Corp.	595,000	2,792,287
Renault SA	35,430	3,202,682
Tata Motors Ltd.	428,010	3,075,480
Volkswagen AG (Preference Shares)	29,630	7,760,590

		37,776,730

HOTELS, RESTAURANTS & LEISURE–1.7%
Melco Crown Entertainment Ltd. (ADR)	241,187	8,612,787
William Hill PLC	745,704	4,186,790

		12,799,577

HOUSEHOLD DURABLES–0.6%
Taylor Wimpey PLC	2,432,240	4,740,549

MEDIA–1.2%
Liberty Global PLC–Series C(a)	220,370	9,323,855

SPECIALTY RETAIL–1.8%
Kingfisher PLC	644,960	3,959,344
Shimamura Co., Ltd.	45,700	4,498,414
Yamada Denki Co., Ltd.(b)	1,423,900	5,075,839

		13,533,597

TEXTILES, APPAREL & LUXURY GOODS–0.7%
Cie Financiere Richemont SA	48,710	5,104,283

		113,953,627

INDUSTRIALS–13.7%
AEROSPACE & DEFENSE–4.5%
Airbus Group NV	269,570	18,074,130
MTU Aero Engines AG	45,650	4,192,394
Safran SA	143,550	9,397,459
Thales SA	47,740	2,886,571

		34,550,554

AIRLINES–1.4%
Japan Airlines Co., Ltd.	47,900	2,648,367
Qantas Airways Ltd.(a)	3,952,513	4,701,749
Turk Hava Yollari(a)	1,083,248	3,321,596

		10,671,712

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

BUILDING PRODUCTS–0.4%
Asahi Glass Co., Ltd.(b)	460,000	$2,712,014

ELECTRICAL EQUIPMENT–1.3%
Sumitomo Electric Industries Ltd.	721,900	10,162,519

INDUSTRIAL CONGLOMERATES–1.2%
Bidvest Group Ltd.	110,440	2,935,105
Hutchison Whampoa Ltd.	464,000	6,339,939

		9,275,044

MACHINERY–0.4%
JTEKT Corp.	169,900	2,866,700

MARINE–2.2%
AP Moeller–Maersk A/S–Class B	4,302	10,695,992
Nippon Yusen KK	2,159,000	6,227,805

		16,923,797

ROAD & RAIL–1.0%
Central Japan Railway Co.	54,500	7,779,772

TRADING COMPANIES & DISTRIBUTORS–1.3%
Mitsubishi Corp.	305,300	6,354,638
Rexel SA	148,730	3,478,445

		9,833,083

		104,775,195

HEALTH CARE–10.4%
BIOTECHNOLOGY–1.7%
Actelion Ltd. (REG)(a)	99,600	12,606,337

PHARMACEUTICALS–8.7%
Astellas Pharma, Inc.	665,900	8,756,960
GlaxoSmithKline PLC	655,710	17,458,397
Novartis AG	172,120	15,586,904
Richter Gedeon Nyrt	155,360	2,979,852
Roche Holding AG	64,860	19,325,478
Teva Pharmaceutical Industries Ltd.	45,750	2,403,382

		66,510,973

		79,117,310

TELECOMMUNICATION SERVICES–9.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,757,973	3,290,201
Hellenic Telecommunications Organization SA(a)	164,210	2,425,328
Nippon Telegraph & Telephone Corp.	143,600	8,950,276
Orange SA	854,450	13,519,374
Telenor ASA	168,030	3,825,782
Vivendi SA(a)	270,726	6,625,085
Ziggo NV	91,630	4,237,566

		42,873,612

WIRELESS TELECOMMUNICATION SERVICES–3.5%
China Mobile Ltd.	394,000	$3,826,819
NTT DoCoMo, Inc.	255,300	4,358,174
Turkcell Iletisim Hizmetleri AS(a)	546,640	3,421,465
Vodafone Group PLC	4,385,194	14,656,539

		26,262,997

		69,136,609

MATERIALS–7.7%
CHEMICALS–4.7%
Arkema SA	75,666	7,352,189
BASF SE	27,110	3,153,532
Denki Kagaku Kogyo KK	970,000	3,726,916
Incitec Pivot Ltd.	1,883,880	5,150,433
JSR Corp.	473,600	8,130,774
Koninklijke DSM NV	118,995	8,659,544

		36,173,388

METALS & MINING–2.3%
Dowa Holdings Co., Ltd.	289,000	2,725,676
MMC Norilsk Nickel OJSC (ADR)	206,220	4,085,218
Rio Tinto PLC	192,460	10,391,731

		17,202,625

PAPER & FOREST PRODUCTS–0.7%
Mondi PLC	298,840	5,425,408

		58,801,421

ENERGY–6.9%
ENERGY EQUIPMENT & SERVICES–1.3%
Aker Solutions ASA	314,702	5,461,994
Seadrill Ltd.(b)	110,810	4,391,465

		9,853,459

OIL, GAS & CONSUMABLE FUELS–5.6%
BG Group PLC	532,490	11,236,261
China Petroleum & Chemical Corp.–Class H	2,408,000	2,292,486
JX Holdings, Inc.	2,035,400	10,891,880
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	251,719	10,393,499
Total SA	105,960	7,666,169

		42,480,295

		52,333,754

INFORMATION TECHNOLOGY–6.6%
COMMUNICATIONS EQUIPMENT–0.4%
Telefonaktiebolaget LM Ericsson–Class B	267,065	3,226,344

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMPUTERS & PERIPHERALS–2.0%
Asustek Computer, Inc.	394,000	$4,403,317
Casetek Holdings Ltd.	507,000	2,979,835
Catcher Technology Co., Ltd.	826,000	7,708,493

		15,091,645

IT SERVICES–0.7%
Fujitsu Ltd.	761,000	5,702,052

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.5%
Advanced Semiconductor Engineering, Inc.	597,000	773,594
ASM International NV	94,630	3,922,140
Novatek Microelectronics Corp.	853,000	4,195,257
Samsung Electronics Co., Ltd.	4,170	5,445,806
SK Hynix, Inc.(a)	57,600	2,765,829
Sumco Corp.	503,400	4,614,103
Tokyo Electron Ltd.	67,500	4,600,416

		26,317,145

		50,337,186

CONSUMER STAPLES–5.2%
BEVERAGES–1.1%
Asahi Group Holdings Ltd.	92,600	2,907,910
Carlsberg A/S–Class B	52,510	5,655,524

		8,563,434

FOOD & STAPLES RETAILING–1.2%
Koninklijke Ahold NV	491,685	9,219,627

FOOD PRODUCTS–1.0%
Ajinomoto Co., Inc.	263,000	4,122,083
Danone SA	40,768	3,031,444

		7,153,527

HOUSEHOLD PRODUCTS–0.8%
Reckitt Benckiser Group PLC	71,240	6,211,783

TOBACCO–1.1%
Imperial Tobacco Group PLC	192,030	8,639,051

		39,787,422

UTILITIES–1.9%
ELECTRIC UTILITIES–1.9%
EDP–Energias de Portugal SA	1,181,050	$5,926,046
Electricite de France SA	92,880	2,924,595
Enel SpA(b)	952,320	5,539,301

		14,389,942

Total Common Stocks (cost $637,671,852)		749,994,853

WARRANTS–0.3%
FINANCIALS–0.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a) (cost $1,275,590)	935,380	2,141,896

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.4%
TIME DEPOSIT–0.4%
State Street Time Deposit 0.01%, 7/01/14 (cost $3,364,166)	$3,364	3,364,166

	Shares
Total Investments Before Security Lending Collateral for Securities Loaned–99.1% (cost $642,311,608)		755,500,915

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.3%
INVESTMENT COMPANIES–2.3%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $17,543,386)	17,543,386	17,543,386

TOTAL INVESTMENTS–101.4% (cost $659,854,994)		773,044,301
Other assets less liabilities–(1.4)%		(10,728,664)

NET ASSETS–100.0%		$762,315,637

6

AllianceBernstein Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	63	September 2014	$2,820,146	$2,788,115	$ (32,031)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	18,683	NOK	112,140	7/15/14	$(409,270)
Barclays Bank PLC	CHF	8,827	USD	9,988	7/15/14	33,178
Barclays Bank PLC	USD	4,534	EUR	3,324	7/15/14	18,040
Barclays Bank PLC	USD	15,698	JPY	1,599,941	7/15/14	96,597
Barclays Bank PLC	USD	22,885	EUR	16,773	10/15/14	90,996
BNP Paribas SA	AUD	25,734	USD	23,722	7/15/14	(520,979)
BNP Paribas SA	USD	26,767	AUD	29,025	7/15/14	576,913
BNP Paribas SA	USD	15,223	JPY	1,555,147	7/15/14	129,576
BNP Paribas SA	JPY	9,551,693	USD	93,954	10/15/14	(405,607)
Citibank, NA	CAD	3,353	USD	3,086	7/15/14	(55,713)
Citibank, NA	USD	3,019	AUD	3,275	7/15/14	66,718
Citibank, NA	USD	3,130	EUR	2,274	7/15/14	(16,420)
Citibank, NA	USD	10,605	NOK	63,831	7/15/14	(203,978)
Credit Suisse International	CHF	29,314	USD	33,183	7/15/14	123,187
Credit Suisse International	CNY	35,613	USD	5,750	7/15/14	(6,380)
Credit Suisse International	GBP	8,721	USD	14,365	7/15/14	(558,909)
Credit Suisse International	NOK	83,697	USD	13,621	7/15/14	(17,529)
Credit Suisse International	RUB	146,222	USD	4,025	7/15/14	(266,374)
Credit Suisse International	USD	1,927	RUB	66,440	7/15/14	23,113
Deutsche Bank AG	USD	3,765	EUR	2,734	7/15/14	(21,439)
Goldman Sachs Bank USA	USD	27,955	NZD	32,340	10/15/14	81,012
HSBC Bank USA	USD	19,584	GBP	11,539	10/15/14	145,724
JPMorgan Chase Bank, NA	USD	3,036	CAD	3,353	7/15/14	105,537
JPMorgan Chase Bank, NA	USD	8,373	EUR	6,041	7/15/14	(100,551)
JPMorgan Chase Bank, NA	USD	3,446	SEK	22,534	7/15/14	(74,305)
Morgan Stanley & Co., Inc.	CNY	61,885	USD	10,004	7/15/14	1,835
Morgan Stanley & Co., Inc.	JPY	2,636,273	USD	25,741	7/15/14	(284,412)
Morgan Stanley & Co., Inc.	USD	30,479	CHF	27,178	7/15/14	171,408
Morgan Stanley & Co., Inc.	USD	34,075	SEK	221,645	7/15/14	(907,082)
Northern Trust Co.	EUR	14,373	USD	19,570	7/15/14	(112,113)
Royal Bank of Scotland PLC	JPY	1,978,123	USD	19,191	7/15/14	(337,049)
Royal Bank of Scotland PLC	USD	36,688	GBP	21,823	7/15/14	656,358
Standard Chartered Bank	HKD	162,386	USD	20,945	7/15/14	(3,050)
Standard Chartered Bank	CNY	12,771	USD	2,063	10/15/14	(4,279)
State Street Bank & Trust Co.	HKD	14,709	USD	1,898	10/15/14	543
UBS AG	USD	9,878	GBP	5,880	7/15/14	184,494

						$(1,800,210)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

8

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $642,311,608)	$755,500,915	(a)
Affiliated issuers (cost $17,543,386—including investment of cash collateral for securities loaned)	17,543,386
Due from broker	255,977	(b)
Foreign currencies, at value (cost $4,414,656)	4,426,691
Dividends and interest receivable	4,574,201
Unrealized appreciation on forward currency exchange contracts	2,505,229
Receivable for investment securities sold	1,669,933
Receivable for capital stock sold	215,911
Receivable for variation margin on futures	5,915

Total assets	786,698,158

LIABILITIES
Payable for collateral received on securities loaned	17,543,386
Unrealized depreciation on forward currency exchange contracts	4,305,439
Payable for investment securities purchased	845,653
Payable for capital stock redeemed	784,715
Advisory fee payable	460,694
Distribution fee payable	142,155
Administrative fee payable	29,593
Transfer Agent fee payable	302
Accrued expenses and other liabilities	270,584

Total liabilities	24,382,521

NET ASSETS	$762,315,637

COMPOSITION OF NET ASSETS
Capital stock, at par	$49,274
Additional paid-in capital	1,672,913,608
Undistributed net investment income	22,286,092
Accumulated net realized loss on investment and foreign currency transactions	(1,044,394,363)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	111,461,026

	$762,315,637

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$57,367,466	3,674,066	$15.61
B	$704,948,171	45,599,657	$15.46

(a)	Includes securities on loan with a value of $16,775,264 (see Note E).

(b)	Represents amount on deposit at the broker as collateral for open derivatives.

See notes to financial statements.

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INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,516,002)	$24,529,050
Affiliated issuers	6,779
Interest	117
Securities lending income	392,494

	24,928,440

EXPENSES
Advisory fee (see Note B)	2,885,723
Distribution fee—Class B	891,581
Transfer agency—Class A	266
Transfer agency—Class B	3,374
Printing	146,872
Custodian	124,801
Legal	30,455
Administrative	28,157
Audit	18,965
Directors’ fees	2,255
Miscellaneous	18,771

Total expenses	4,151,220

Net investment income	20,777,220

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	52,624,039
Futures	321,018
Foreign currency transactions	2,758,021
Net change in unrealized appreciation/depreciation of:
Investments	(41,675,593	)(a)
Futures	(155,005)
Foreign currency denominated assets and liabilities	(4,123,805)

Net gain on investment and foreign currency transactions	9,748,675

NET INCREASE IN NET ASSETS FROM OPERATIONS	$30,525,895

(a)	Net of decrease in accrued foreign capital gains taxes of $33,891.

See notes to financial statements.

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INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$20,777,220		$20,322,182
Net realized gain on investment and foreign currency transactions	55,703,078		104,857,249
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(45,954,403)		67,180,778

Net increase in net assets from operations	30,525,895		192,360,209
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(3,119,249)
Class B	–0	–	(48,329,623)
CAPITAL STOCK TRANSACTIONS
Net decrease	(70,449,620)		(444,999,837)

Total decrease	(39,923,725)		(304,088,500)
NET ASSETS
Beginning of period	802,239,362		1,106,327,862

End of period (including undistributed net investment income of $22,286,092 and $1,508,872, respectively)	$762,315,637		$802,239,362

See notes to financial statements.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$2,422,580		$164,939,807		$–0	–	$167,362,387
Consumer Discretionary	17,936,642		96,016,985		–0	–	113,953,627
Industrials	3,478,445		101,296,750		–0	–	104,775,195
Health Care	–0	–	79,117,310		–0	–	79,117,310
Telecommunication Services	–0	–	69,136,609		–0	–	69,136,609
Materials	4,085,218		54,716,203		–0	–	58,801,421
Energy	–0	–	52,333,754		–0	–	52,333,754
Information Technology	–0	–	50,337,186		–0	–	50,337,186
Consumer Staples	–0	–	39,787,422		–0	–	39,787,422
Utilities	–0	–	14,389,942		–0	–	14,389,942
Warrants	–0	–	2,141,896		–0	–	2,141,896
Short-Term Investments	–0	–	3,364,166		–0	–	3,364,166
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	17,543,386		–0	–	–0	–	17,543,386

Total Investments in Securities	45,466,271		727,578,030+		–0	–	773,044,301
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts	–0	–	2,505,229		–0	–	2,505,229
Liabilities:
Futures	–0	–	(32,031)		–0	–	(32,031	)#
Forward Currency Exchange Contracts	–0	–	(4,305,439)		–0	–	(4,305,439)

Total ++	$45,466,271		$725,745,789		$–0	–	$771,212,060

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

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AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2014, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $28,157.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $506,950, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$236,531,212		$284,695,240
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$128,389,704
Gross unrealized depreciation	(15,200,397)

Net unrealized appreciation	$113,189,307

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2014, the Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value

16

AllianceBernstein Variable Products Series Fund

of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2014, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2014, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $2,770,103. If a trigger event had occurred at June 30, 2014, for those derivatives in a net liability position, an amount of $2,770,103 would be required to be posted by the Portfolio.

At June 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$32,031	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$2,505,229	Unrealized depreciation on forward currency exchange contracts	4,305,439

Total		$2,505,229		$4,337,470

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$321,018	$(155,005)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,426,844	(4,136,040)

Total		$2,747,862	$(4,291,045)

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended June 30, 2014:

Futures:
Average original value of buy contracts	$2,603,245

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$216,932,946
Average principal amount of sale contracts	$216,738,581

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of June 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received		Securities Collateral Received		Net Amount of Derivatives Assets
Barclays Bank PLC	$238,811	$–0	–	$–0	–	$–0	–	$238,811
BNP Paribas SA	706,489	(706,489)		–0	–	–0	–	–0	–
Citibank, NA	66,718	(66,718)		–0	–	–0	–	–0	–
Credit Suisse International	146,300	(146,300)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	81,012	–0	–	–0	–	–0	–	81,012
Exchange-Traded Goldman Sachs & Co.*	5,915	–0	–	–0	–	–0	–	5,915
HSBC Bank USA	145,724	–0	–	–0	–	–0	–	145,724
JPMorgan Chase Bank, NA	105,537	(105,537)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	173,243	(173,243)		–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	656,358	(337,049)		–0	–	–0	–	319,309
State Street Bank & Trust Co.	543	–0	–	–0	–	–0	–	543
UBS AG	184,494	–0	–	–0	–	–0	–	184,494

Total	$2,511,144	$(1,535,336)		$–0	–	$–0	–	$975,808

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged		Securities Collateral Pledged		Net Amount of Derivatives Liabilities
Bank of America, NA	$409,270	$–0	–	$–0	–	$–0	–	$409,270
BNP Paribas SA	926,586	(706,489)		–0	–	–0	–	220,097
Citibank, NA	276,111	(66,718)		–0	–	–0	–	209,393
Credit Suisse International	849,192	(146,300)		–0	–	–0	–	702,892
Deutsche Bank AG	21,439	–0	–	–0	–	–0	–	21,439
JPMorgan Chase Bank, NA	174,856	(105,537)		–0	–	–0	–	69,319
Morgan Stanley & Co., Inc.	1,191,494	(173,243)		–0	–	–0	–	1,018,251
Northern Trust Co.	112,113	–0	–	–0	–	–0	–	112,113
Royal Bank of Scotland PLC	337,049	(337,049)		–0	–	–0	–	–0	–
Standard Chartered Bank	7,329	–0	–	–0	–	–0	–	7,329

Total	$4,305,439	$(1,535,336)		$–0	–	$–0	–	$2,770,103

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at June 30, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment

18

AllianceBernstein Variable Products Series Fund

opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2014, the Portfolio had securities on loan with a value of $16,775,264 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $17,543,386. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $392,494 and $6,779 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$9,971	$223,109	$215,537	$17,543

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	195,604		704,487	$2,960,389		$10,092,196
Shares issued in reinvestment of dividends	–0	–	219,705	–0	–	3,119,249
Shares redeemed	(440,236)		(711,972)	(6,593,855)		(9,889,977)

Net increase (decrease)	(244,632)		212,220	$(3,633,466)		$3,321,468

Class B
Shares sold	386,154		1,604,342	$5,761,095		$21,719,600
Shares issued in reinvestment of dividends	–0	–	3,444,995	–0	–	48,329,623
Shares redeemed	(4,837,941)		(37,407,549)	(72,577,249)		(518,370,528)

Net decrease	(4,451,787)		(32,358,212)	$(66,816,154)		$(448,321,305)

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$51,448,872	$15,027,826

Total distributions paid	$51,448,872	$15,027,826

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,570,737
Accumulated capital and other losses	(1,098,653,494	)(a)
Unrealized appreciation/(depreciation)	147,909,617	(b)

Total accumulated earnings/(deficit)	$(941,173,140)

(a)	As of December 31, 2013, the Portfolio had a net capital loss carryforward of $1,098,653,494. During the fiscal year, the Portfolio utilized $55,640,708 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

20

AllianceBernstein Variable Products Series Fund

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $1,098,653,494 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 41,335,504	n/a	2016
917,130,062	n/a	2017
50,169,345	n/a	2018
25,870,806	$64,147,777	no expiration

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

21

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.99	$12.96	$11.50	$14.90	$14.70	$11.05

Income From Investment Operations
Net investment income (a)	.42	.33	.36	.36	.27	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	2.59	1.31	(3.19)	.39	†	3.54

Net increase (decrease) in net asset value from operations	.62	2.92	1.67	(2.83)	.66	3.83

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.89)	(.21)	(.56)	(.46)	(.18)
Tax return of capital	–0	–	–0	–	–0	–	(.01)	–0	–	–0	–

Total dividends and distributions	–0	–	(.89)	(.21)	(.57)	(.46)	(.18)

Net asset value, end of period	$15.61	$14.99	$12.96	$11.50	$14.90	$14.70

Total Return
Total investment return based on net asset value (b)	4.14%	23.00%	14.53%	(19.25)%	4.59%	34.68%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,367	$58,723	$48,029	$62,003	$104,274	$179,342
Ratio to average net assets of:
Expenses	.85	%^	.82%	.81%	.82%	.85	%+	.83%
Net investment income	5.58	%^	2.33%	2.97%	2.55%	1.94	%+	2.40%
Portfolio turnover rate	31%	59%	41%	62%	52%	52%

See footnote summary on page 23.

22

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.86	$12.84	$11.40	$14.77	$14.54	$10.93

Income From Investment Operations
Net investment income (a)	.40	.30	.32	.31	.24	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	2.56	1.29	(3.14)	.38	†	3.47

Net increase (decrease) in net asset value from operations	.60	2.86	1.61	(2.83)	.62	3.75

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.84)	(.17)	(.53)	(.39)	(.14)
Tax return of capital	–0	–	–0	–	–0	–	(.01)	–0	–	–0	–

Total dividends and distributions	–0	–	(.84)	(.17)	(.54)	(.39)	(.14)

Net asset value, end of period	$15.46	$14.86	$12.84	$11.40	$14.77	$14.54

Total Return
Total investment return based on net asset value (b)	4.04%	22.73%	14.19%	(19.44)%	4.30%	34.36%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$705	$744	$1,058	$1,033	$1,326	$1,708
Ratio to average net assets of:
Expenses	1.10	%^	1.07%	1.06%	1.07%	1.10	%+	1.08%
Net investment income	5.39	%^	2.20%	2.70%	2.23%	1.73	%+	2.38%
Portfolio turnover rate	31%	59%	41%	62%	52%	52%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

23

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

24

AllianceBernstein Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the Index) the period since inception (May 2001 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period, 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 5-year period, and was the only fund of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 1-year period and the period since inception, and lagged it in all other periods.

The directors had discussed with the Adviser their concerns about the investment performance of the Portfolio over time as compared to both its benchmark and its peers and the Adviser had reviewed with them various steps that it had taken, including the restructuring of the Adviser’s research and portfolio management teams and related modifications to its investment process, and other changes intended to improve investment performance. They further noted the Adviser’s longstanding view that its high conviction style of value investing was out of favor but would over time result in outperformance by the Portfolio. The directors continued to be concerned about the Portfolio’s performance over time and the lack of sustained improvement in it. After further discussion with the Adviser and consideration of the Adviser’s response to their concerns, the directors concluded that they continued to have confidence in the Adviser’s ability to advise the Portfolio but informed the Adviser that, in light of the Portfolio’s persistent weak relative performance, they would continue to monitor closely the Portfolio and the impact of the steps taken by the Adviser with a view to improving investment performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional

25

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

26

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
International Value Portfolio	International	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$776.9

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $55,155 (0.006% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20%	0.82%	December 31
	Class B 1.45%	1.07%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

28

AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	$776.9	International Value Schedule 0.80% on first $25m 0.60% on the next $25m 0.50% on the next $50m 0.40% on the balance Minimum account size $25m	0.426%	0.750%

The Adviser also manages AllianceBernstein Trust, Inc.—International Value Fund (“International Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Value Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2014 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
International Value Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2014.	0.875%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2014 net assets.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

29

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	Client # 1[8]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers9. Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.12

Portfolio	Contractual Management Fee[13]	Lipper EG Median (%)	Lipper EG Rank
International Value Portfolio	0.750	0.807	5/11

8	The client is an affiliate of the Adviser.

9

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The Portfolio’s EG includes the Portfolio, four other VIP International Value funds (“IFVE”), four VIP International Growth funds (“IFGE”) and two VIP International Core funds (“IFCE”).

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

30

AllianceBernstein Variable Products Series Fund

Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Portfolio	0.823	0.887	3/11	0.897	6/22

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $2,181,857 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $5,353,827 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE, IFGE and IFCE funds, excluding outliers.

16	Most recently completed fiscal year end Class A total expense ratio.

31

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

32

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2014.23

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Value Portfolio
1 year	21.82	21.82	22.06	3/5	13/23
3 year	2.61	6.68	6.68	4/5	18/21
5 year	15.86	18.59	17.63	4/4	16/19
10 year	4.45	4.45	5.68	1/1	9/9

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Value Portfolio	21.82	2.62	15.86	4.45	6.22	21.51	0.24	10
MSCI EAFE Index (Net)	19.28	6.63	17.60	6.66	5.36	18.18	0.36	10
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

VPS-IV-0152-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,045.10	$4.26	0.84%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.63	$4.21	0.84%

Class B
Actual	$1,000	$1,043.70	$5.52	1.09%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.39	$5.46	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.	$22,421,202	5.5%
Apple, Inc.	19,394,956	4.7
Gilead Sciences, Inc.	17,872,080	4.4
Visa, Inc.—Class A	16,960,048	4.1
Allergan, Inc./United States	15,777,396	3.8
Biogen Idec, Inc.	15,315,868	3.7
Comcast Corp.—Class A	14,055,035	3.4
CVS Caremark Corp.	11,784,853	2.9
Priceline Group, Inc. (The)	11,043,540	2.7
Philip Morris International, Inc.	10,901,367	2.7

	$155,526,345	37.9%

SECTOR BREAKDOWN**

June 30, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$89,801,526	21.7%
Consumer Discretionary	84,611,758	20.4
Health Care	70,984,925	17.1
Producer Durables	45,349,836	10.9
Consumer Staples	44,163,436	10.6
Financial Services	31,451,537	7.6
Materials & Processing	12,509,967	3.0
Energy	11,067,597	2.7
Short-Term Investments	24,937,277	6.0

Total Investments	$414,877,859	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on www.russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.0%
TECHNOLOGY–21.9%
COMPUTER SERVICES, SOFTWARE & SYSTEMS–13.0%
ANSYS, Inc.(a)	42,942	$3,255,862
Cognizant Technology Solutions Corp.–Class A(a)	134,940	6,599,915
F5 Networks, Inc.(a)	32,750	3,649,660
Facebook, Inc.–Class A(a)	102,100	6,870,309
FireEye, Inc. (a)(b)	42,620	1,728,241
Google, Inc.–Class A(a)	18,650	10,904,096
Google, Inc.–Class C(a)	20,020	11,517,106
Informatica Corp.(a)	64,796	2,309,977
NetSuite, Inc.(a)	39,769	3,455,131
ServiceNow, Inc.(a)	46,733	2,895,577

		53,185,874

COMPUTER TECHNOLOGY–4.7%
Apple, Inc.	208,705	19,394,956

ELECTRONIC COMPONENTS–1.8%
Amphenol Corp.–Class A	76,230	7,343,998

SEMICONDUCTORS & COMPONENT–2.4%
Linear Technology Corp.	209,830	9,876,698

		89,801,526

CONSUMER DISCRETIONARY–20.6%
CABLE TELEVISION SERVICES–3.4%
Comcast Corp.–Class A	261,830	14,055,035

COSMETICS–1.4%
Estee Lauder Cos., Inc. (The)–Class A	76,020	5,645,245

DIVERSIFIED MEDIA–0.0%
Discovery Communications, Inc.–Class A(a)	33	2,451

DIVERSIFIED RETAIL–1.2%
Costco Wholesale Corp.	41,590	4,789,504

ENTERTAINMENT–2.5%
Walt Disney Co. (The)	121,510	10,418,267

LEISURE TIME–2.7%
Priceline Group, Inc. (The)(a)	9,180	11,043,540

RECREATIONAL VEHICLES & BOATS–1.6%
Polaris Industries, Inc.	50,230	6,541,955

RESTAURANTS–1.8%
Starbucks Corp.	97,375	7,534,878

SPECIALTY RETAIL–3.7%
Home Depot, Inc. (The)	114,810	9,295,018
O’Reilly Automotive, Inc.(a)	24,630	3,709,278
Ulta Salon Cosmetics & Fragrance, Inc.(a)	25,110	2,295,305

		15,299,601

TEXTILES, APPAREL & SHOES–2.3%
Michael Kors Holdings Ltd.(a)	40,740	$3,611,601
NIKE, Inc.–Class B	73,110	5,669,681

		9,281,282

		84,611,758

HEALTH CARE–17.3%
BIOTECHNOLOGY–5.5%
Biogen Idec, Inc.(a)	48,574	15,315,868
Quintiles Transnational Holdings, Inc.(a)	139,288	7,422,657

		22,738,525

HEALTH CARE MANAGEMENT SERVICES–0.9%
UnitedHealth Group, Inc.	43,861	3,585,637

HEALTH CARE SERVICES–1.1%
McKesson Corp.	23,750	4,422,487

MEDICAL EQUIPMENT–1.6%
Intuitive Surgical, Inc.(a)	16,000	6,588,800

PHARMACEUTICALS–8.2%
Allergan, Inc./United States	93,236	15,777,396
Gilead Sciences, Inc.(a)	215,560	17,872,080

		33,649,476

		70,984,925

PRODUCER DURABLES–11.0%
AEROSPACE–2.2%
Boeing Co. (The)	71,770	9,131,297

AIR TRANSPORT–1.7%
Copa Holdings SA–Class A	48,840	6,963,119

BACK OFFICE SUPPORT, HR & CONSULTING–0.4%
CoStar Group, Inc.(a)	9,738	1,540,259

COMMERCIAL SERVICES–0.5%
Nielsen NV	45,645	2,209,674

DIVERSIFIED MANUFACTURING OPERATIONS–2.3%
Danaher Corp.	120,912	9,519,402

RAILROAD EQUIPMENT–0.6%
Wabtec Corp./DE	28,860	2,383,547

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–0.9%
Parker Hannifin Corp.	28,520	3,585,820

SCIENTIFIC INSTRUMENTS: ELECTRICAL–1.6%
AMETEK, Inc.	128,811	6,734,239

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SCIENTIFIC INSTRUMENTS: GAUGES & METERS–0.8%
Mettler-Toledo International, Inc.(a)	12,965	$3,282,479

		45,349,836

CONSUMER STAPLES–10.8%
BEVERAGE: SOFT DRINKS–2.8%
Keurig Green Mountain, Inc.	26,420	3,292,196
Monster Beverage Corp.(a)	113,516	8,063,042

		11,355,238

DRUG & GROCERY STORE CHAINS–2.9%
CVS Caremark Corp.	156,360	11,784,853

FOODS–2.5%
Hershey Co. (The)	36,600	3,563,742
Mead Johnson Nutrition Co.–Class A	70,390	6,558,236

		10,121,978

TOBACCO–2.6%
Philip Morris International, Inc.	129,301	10,901,367

		44,163,436

FINANCIAL SERVICES–7.7%
ASSET MANAGEMENT & CUSTODIAN–1.7%
Affiliated Managers Group, Inc.(a)	15,661	3,216,769
BlackRock, Inc.–Class A	11,830	3,780,868

		6,997,637

FINANCIAL DATA & SYSTEMS–4.2%
Visa, Inc.–Class A	80,490	16,960,048

SECURITIES BROKERAGE & SERVICES–1.8%
Intercontinental Exchange, Inc.	39,671	7,493,852

		31,451,537

MATERIALS & PROCESSING–3.0%
FERTILIZERS–1.9%
Monsanto Co.	62,313	7,772,924

METAL FABRICATING–1.1%
Precision Castparts Corp.	18,768	4,737,043

		12,509,967

ENERGY–2.7%
OIL WELL EQUIPMENT & SERVICES–2.7%
Oceaneering International, Inc.	21,570	1,685,264

Schlumberger Ltd.	79,545	$9,382,333

		11,067,597

Total Common Stocks (cost $293,223,697)		389,940,582

	Principal Amount (000)
SHORT-TERM INVESTMENTS–6.1%
TIME DEPOSIT–6.1%
State Street Time Deposit 0.01%, 7/01/14 (Cost $24,937,277)	$24,937	24,937,277

	Shares
TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–101.1% (cost $318,160,974)		414,877,859

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.4%
INVESTMENT COMPANIES–0.4%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $1,694,145)	1,694,145	1,694,145

TOTAL INVESTMENTS–101.5% (cost $319,855,119)		416,572,004
Other assets less liabilities–(1.5)%		(5,992,713)

NET ASSETS–100.0%		$410,579,291

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $318,160,974)	$414,877,859	(a)
Affiliated issuers (cost $1,694,145—investment of cash collateral for securities loaned)	1,694,145
Receivable for investment securities sold	665,417
Dividends and interest receivable	288,306
Receivable for capital stock sold	265,424

Total assets	417,791,151

LIABILITIES
Payable for investment securities purchased	4,714,771
Payable for collateral received on securities loaned	1,694,145
Payable for capital stock redeemed	349,588
Advisory fee payable	243,871
Distribution fee payable	44,800
Administrative fee payable	28,559
Transfer Agent fee payable	212
Accrued expenses	135,914

Total liabilities	7,211,860

NET ASSETS	$410,579,291

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,331
Additional paid-in capital	307,881,064
Accumulated net investment loss	(185,518)
Accumulated net realized gain on investment transactions	6,157,529
Net unrealized appreciation on investments	96,716,885

	$410,579,291

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$183,894,752	4,113,036	$44.71
B	$226,684,539	5,218,067	$43.44

(a)	Includes securities on loan with a value of $1,728,241 (see Note E).

See notes to financial statements.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$1,796,796
Affiliated issuers	402
Interest	1,254
Securities lending income	5,051

1,803,503

EXPENSES
Advisory fee (see Note B)	1,524,437
Distribution fee—Class B	280,219
Transfer agency—Class A	2,777
Transfer agency—Class B	3,416
Custodian	56,750
Printing	52,152
Administrative	27,041
Legal	18,653
Audit	16,825
Directors’ fees	2,255
Miscellaneous	4,496

Total expenses	1,989,021

Net investment loss	(185,518)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	36,220,089
Net change in unrealized appreciation/depreciation of investments	(18,526,893)

Net gain on investment transactions	17,693,196

NET INCREASE IN NET ASSETS FROM OPERATIONS	$17,507,678

See notes to financial statements.

6

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(185,518)		$(951,019)
Net realized gain on investment transactions	36,220,089		40,515,361
Net change in unrealized appreciation/depreciation of investments	(18,526,893)		81,506,094

Net increase in net assets from operations	17,507,678		121,070,436
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(127,070)
CAPITAL STOCK TRANSACTIONS
Net decrease	(27,766,879)		(51,226,644)

Total increase (decrease)	(10,259,201)		69,716,722
NET ASSETS
Beginning of period	420,838,492		351,121,770

End of period (including accumulated net investment loss of ($185,518) and $0, respectively)	$410,579,291		$420,838,492

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

8

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$389,940,582		$–0	–	$–0	–	$389,940,582
Short-Term Investments	–0	–	24,937,277		–0	–	24,937,277
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,694,145		–0	–	–0	–	1,694,145

Total Investments in Securities	391,634,727		24,937,277		–0	–	416,572,004
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$391,634,727		$24,937,277		$–0	–	$416,572,004

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

10

AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $27,041.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $117,303, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$135,587,036		$155,864,786
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$97,460,378
Gross unrealized depreciation	(743,493)

Net unrealized appreciation	$96,716,885

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2014, the Portfolio had securities on loan with a value of $1,728,241 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,694,145. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $5,051 and $402 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$3,737	$12,431	$14,474	$1,694

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AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	32,019		99,625	$1,371,196		$3,596,763
Shares issued in reinvestment of dividends	–0	–	3,499	–0	–	127,070
Shares redeemed	(371,528)		(791,125)	(15,902,890)		(28,666,154)

Net decrease	(339,509)		(688,001)	$(14,531,694)		$(24,942,321)

Class B
Shares sold	210,487		257,016	$8,750,362		$9,095,751
Shares redeemed	(526,965)		(1,007,058)	(21,985,547)		(35,380,074)

Net decrease	(316,478)		(750,042)	$(13,235,185)		$(26,284,323)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

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LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$127,070	$550,503

Total taxable distributions paid	$127,070	$550,503

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(29,469,037	)(a)
Unrealized appreciation/(depreciation)	114,650,255	(b)

Total accumulated earnings/(deficit)	$85,181,218

(a)	As of December 31, 2013, the Portfolio had a net capital loss carryforward of $29,469,037. During the fiscal year, the Portfolio utilized $39,104,906 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $29,469,037 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 519,354	n/a	2016
28,949,683	n/a	2017

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net asset value, beginning of period	$42.78		$31.17	$26.86	$27.79	$25.36		$18.47

Income From Investment Operations
Net investment income (loss) (a)	.01		(.04)	.05	.09	.07		.10
Net realized and unrealized gain (loss) on investment transactions	1.92		11.68	4.35	(.93)	2.48		6.82

Net increase (decrease) in net asset value from operations	1.93		11.64	4.40	(.84)	2.55		6.92

Less: Dividends
Dividends from net investment income	–0	–	(.03)	(.09)	(.09)	(.12)		(.03)

Net asset value, end of period	$44.71		$42.78	$31.17	$26.86	$27.79		$25.36

Total Return
Total investment return based on net asset value (b)	4.51%		37.35%*	16.39%*	(3.04)%*	10.10	%*	37.52%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$183,895		$190,488	$160,226	$166,654	$200,977		$211,940
Ratio to average net assets of:
Expenses	.84	%^	.85%	.86%	.84%	.85	%+	.88%
Net investment income (loss)	.05	%^	(.11)%	.18%	.33%	.29	%+	.47%
Portfolio turnover rate	35%		60%	94%	89%	105%		97%

See footnote summary on page 16.

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LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013		2012	2011	2010		2009
Net asset value, beginning of period	$41.62		$30.38		$26.17	$27.08	$24.72		$18.03

Income From Investment Operations
Net investment income (loss) (a)	(.04)		(.13)		(.02)	.02	.01		.04
Net realized and unrealized gain (loss) on investment transactions	1.86		11.37		4.24	(.91)	2.42		6.65

Net increase (decrease) in net asset value from operations	1.82		11.24		4.22	(.89)	2.43		6.69

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.01)	(.02)	(.07)		–0	–

Net asset value, end of period	$43.44		$41.62		$30.38	$26.17	$27.08		$24.72

Total Return
Total investment return based on net asset value (b)	4.37%		37.00	%*	16.12%*	(3.27)%*	9.83	%*	37.10	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$226,684		$230,350		$190,896	$194,729	$223,520		$233,460
Ratio to average net assets of:
Expenses	1.09	%^	1.10%		1.11%	1.09%	1.10	%+	1.13%
Net investment income (loss)	(.20	)%^	(.36)%		(.07)%	.08%	.04	%+	.22%
Portfolio turnover rate	35%		60%		94%	89%	105%		97%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.10%, 0.95%, 0.46%, 0.58% and 1.96%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

17

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the Index) the period since inception (June 1992 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods. The Portfolio outperformed the Index in the 1-year period and the period since inception, and lagged it in all other periods. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 1.4 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of the compensation received by the Adviser pursuant to the Advisory Agreement was higher than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively

18

AllianceBernstein Variable Products Series Fund

stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors concluded that the Portfolio’s total expense ratio was acceptable, although they noted that it was higher than the Expense Group and the Expense Universe medians.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
Large Cap Growth Portfolio	Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$407.2

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

20

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,101 (0.014% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Large Cap Growth Portfolio	Class A 0.85 Class B 1.10	% %	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$407.2	Large Cap Growth Schedule 0.80% on first $25m 0.50% on the next $25m 0.40% on the next $50m 0.30% on the next $100m 0.25% on the balance Minimum account size $25m	0.330%	0.750%

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc. (“Large Cap Growth Fund, Inc.), retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Large Cap Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Growth Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[7]
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2014 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Large Cap Growth Portfolio	Client #1	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.275	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfo-lio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

22

AllianceBernstein Variable Products Series Fund

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Large Cap Growth Portfolio	0.750	0.747	8/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Large Cap Growth Portfolio	0.847	0.797	11/13	0.789	46/66

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10

The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

23

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI, an affiliate of the Adviser, received $517,869 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $1,194,047 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

24

AllianceBernstein Variable Products Series Fund

(“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2014.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Large Cap Growth Portfolio
1 year	31.67	31.67	32.77	7/13	52/89
3 year	13.79	13.94	14.66	8/13	56/82
5 year	21.94	22.11	22.98	9/13	55/77
10 year	7.26	7.38	7.69	8/12	42/64

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16

As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	31.67	13.79	21.94	7.26	9.41	16.47	0.41	10
Russell 1000 Growth Index	29.14	15.06	24.02	7.77	8.67	15.03	0.46	10
Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

VPS-LCG-0152-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,144.90	$5.64	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.54	$5.31	1.06%

Class B
Actual	$1,000	$1,143.50	$6.96	1.31%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.30	$6.56	1.31%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$3,520,147	7.0%
American Tower Corp.	1,703,321	3.4
Public Storage	1,521,588	3.0
SL Green Realty Corp.	1,495,197	3.0
Boston Properties, Inc.	1,139,137	2.3
HCP, Inc.	1,109,398	2.2
Associated Estates Realty Corp.	1,069,992	2.1
Spirit Realty Capital, Inc.	1,034,089	2.1
Health Care REIT, Inc.	1,030,357	2.1
Ventas, Inc.	1,024,318	2.0

	$14,647,544	29.2%

INDUSTRY BREAKDOWN**

June 30, 2014 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$9,968,685	19.9%
Lodging	6,746,578	13.5
Health Care	6,096,110	12.2
Regional Mall	5,920,069	11.8
Office	5,638,505	11.3
Multi-Family	5,195,138	10.4
Shopping Center/Other Retail	4,700,655	9.4
Self Storage	2,597,752	5.2
Industrial Warehouse Distribution	2,272,779	4.5
Mortgage	470,779	0.9
Triple Net	221,804	0.4
Student Housing	168,256	0.3
Short-Term Investments	103,501	0.2

Total Investments	$50,100,611	100.0%

*	Long-term investments.

**	The Portfolio’s industry breakdown is expressed as a percentage of total investments (excluding security lending) and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

2

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.8%

EQUITY: OTHER–32.5%
DIVERSIFIED/SPECIALTY–19.9%
American Tower Corp.	18,930	$1,703,321
Armada Hoffler Properties, Inc.	20,130	194,858
BioMed Realty Trust, Inc.	16,300	355,829
Digital Realty Trust, Inc.(a)	9,280	541,210
Gramercy Property Trust, Inc.	165,402	1,000,682
Kennedy-Wilson Holdings, Inc.	28,310	759,274
Lexington Realty Trust(a)	61,420	676,234
New York REIT, Inc.(a)	64,880	717,573
Rayonier Advanced Materials(b)	4,217	163,396
Rayonier, Inc.	12,650	449,708
Regal Entertainment Group–Class A	35,490	748,839
Spirit Realty Capital, Inc.	91,029	1,034,089
Vornado Realty Trust	8,110	865,580
Weyerhaeuser Co.	22,910	758,092

		9,968,685

HEALTH CARE–12.2%
HCP, Inc.	26,810	1,109,398
Health Care REIT, Inc.	16,441	1,030,357
LTC Properties, Inc.	21,540	840,922
Medical Properties Trust, Inc.	66,895	885,690
Omega Healthcare Investors, Inc.	22,370	824,558
Senior Housing Properties Trust	15,680	380,867
Ventas, Inc.	15,980	1,024,318

		6,096,110

TRIPLE NET–0.4%
EPR Properties	3,970	221,804

		16,286,599

RETAIL – 21.2%
REGIONAL MALL–11.8%
General Growth Properties, Inc.	25,810	608,084
Glimcher Realty Trust	35,100	380,133
Pennsylvania Real Estate Investment Trust	24,860	467,865
Simon Property Group, Inc.	21,170	3,520,147
Washington Prime Group, Inc.(b)	50,365	943,840

		5,920,069

SHOPPING CENTER/OTHER RETAIL–9.4%
DDR Corp.	50,123	883,669
Federal Realty Investment Trust	2,740	331,321
Kimco Realty Corp.	23,780	546,464
Kite Realty Group Trust	72,064	442,473
Ramco-Gershenson Properties Trust	47,481	789,134
Regency Centers Corp.	6,630	369,158
Retail Opportunity Investments Corp.	54,030	849,892
Retail Properties of America, Inc.–Class A	15,110	232,392
Weingarten Realty Investors	7,800	256,152

		4,700,655

		10,620,724

Company	Shares	U.S. $ Value

RESIDENTIAL–15.9%
MULTI-FAMILY–10.4%
Apartment Investment & Management Co. –Class A	9,960	$321,409
Associated Estates Realty Corp.	59,378	1,069,992
AvalonBay Communities, Inc.	4,020	571,604
Brookfield Residential Properties, Inc.(b)	12,863	266,907
Camden Property Trust	2,010	143,012
Equity Residential	14,030	883,890
Essex Property Trust, Inc.	5,090	941,192
Mid-America Apartment Communities, Inc.	13,650	997,132

		5,195,138

SELF STORAGE–5.2%
CubeSmart	25,420	465,694
Extra Space Storage, Inc.	7,910	421,207
Public Storage	8,880	1,521,588
Sovran Self Storage, Inc.	2,450	189,263

		2,597,752

STUDENT HOUSING–0.3%
American Campus Communities, Inc.	4,400	168,256

		7,961,146

LODGING–13.5%
LODGING–13.5%
Ashford Hospitality Prime, Inc.	47,472	814,620
Ashford Hospitality Trust, Inc.	68,839	794,402
Chatham Lodging Trust	33,430	732,117
DiamondRock Hospitality Co.	72,170	925,219
FelCor Lodging Trust, Inc.	37,790	397,173
Hersha Hospitality Trust	137,687	923,880
Host Hotels & Resorts, Inc.	46,480	1,023,025
Intrawest Resorts Holdings, Inc.(b)	8,897	101,960
Pebblebrook Hotel Trust	13,520	499,699
Starwood Hotels & Resorts Worldwide, Inc.	4,650	375,813
Strategic Hotels & Resorts, Inc.(b)	13,550	158,670

		6,746,578

OFFICE–11.3%
OFFICE–11.3%
Boston Properties, Inc.	9,639	1,139,137
Columbia Property Trust, Inc.	25,880	673,139
Corporate Office Properties Trust	6,870	191,055
Cousins Properties, Inc.	54,419	677,517
Franklin Street Properties Corp.	8,890	111,836
Government Properties Income Trust	4,470	113,493
Kilroy Realty Corp.	5,850	364,338
Parkway Properties, Inc./MD	42,266	872,793
SL Green Realty Corp.	13,666	1,495,197

		5,638,505

3

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–4.5%
INDUSTRIAL WAREHOUSE DISTRIBUTION–4.5%
Granite Real Estate Investment Trust	19,780	$736,014
ProLogis, Inc.	18,012	740,113
STAG Industrial, Inc.	33,180	796,652

		2,272,779

MORTGAGE–0.9%
MORTGAGE–0.9%
Altisource Residential Corp. (cost $527,824)	18,086	470,779

Total Common Stocks (cost $41,371,538)		49,997,110

SHORT-TERM INVESTMENTS–0.2%
TIME DEPOSIT–0.2%
State Street Time Deposit 0.01%, 7/01/14 (cost $103,501)	$104	$103,501

Total Investments Before Security Lending Collateral for Securities Loaned–100.0% (cost $41,475,039)		50,100,611

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–4.0%
INVESTMENT COMPANIES–4.0%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $2,007,795)	2,007,795	2,007,795

TOTAL INVESTMENTS–104.0% (cost $43,482,834)		52,108,406
Other assets less liabilities–(4.0)%		(1,984,916)

NET ASSETS–100.0%		$50,123,490

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

4

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $41,475,039)	$50,100,611	(a)
Affiliated issuers (cost $2,007,795—investment of cash collateral for securities loaned)	2,007,795
Foreign currencies, at value (cost $9,168)	9,565
Receivable for investment securities sold	266,539
Dividends and interest receivable	178,878
Receivable for capital stock sold	16,736

Total assets	52,580,124

LIABILITIES
Payable for collateral received on securities loaned	2,007,795
Payable for investment securities purchased	213,544
Payable for capital stock redeemed	127,022
Administrative fee payable	29,936
Advisory fee payable	21,886
Distribution fee payable	2,607
Transfer Agent fee payable	211
Accrued expenses	53,633

Total liabilities	2,456,634

NET ASSETS	$50,123,490

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,914
Additional paid-in capital	26,060,762
Undistributed net investment income	2,345,686
Accumulated net realized gain on investment and foreign currency transactions	13,087,147
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,625,981

	$50,123,490

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$37,207,517	2,907,213	$12.80
B	$12,915,973	1,006,804	$12.83

(a)	Includes securities on loan with a value of $1,935,017 (see Note E).

See notes to financial statements.

5

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,665)	$973,858
Affiliated issuers	338
Interest	22
Securities lending income	3,977

978,195

EXPENSES
Advisory fee (see Note B)	129,308
Distribution fee—Class B	15,948
Transfer agency—Class A	2,016
Transfer agency—Class B	752
Custodian	37,512
Administrative	28,136
Audit	21,321
Legal	14,839
Printing	10,517
Directors’ fees	2,255
Miscellaneous	2,968

Total expenses	265,572

Net investment income	712,623

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,012,071
Foreign currency transactions	(243)
Net change in unrealized appreciation/depreciation of:
Investments	4,642,720
Foreign currency denominated assets and liabilities	270

Net gain on investment and foreign currency transactions	5,654,818

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,367,441

See	notes to financial statements.

6

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$712,623		$1,533,058
Net realized gain on investment and foreign currency transactions	1,011,828		12,199,590
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,642,990		(9,677,724)

Net increase in net assets from operations	6,367,441		4,054,924
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,092,258)
Class B	–0	–	(167,764)
Net realized gain on investment transactions
Class A	–0	–	(7,572,992)
Class B	–0	–	(1,408,799)
CAPITAL STOCK TRANSACTIONS
Net decrease	(213,992)		(33,459,009)

Total increase (decrease)	6,153,449		(39,645,898)
NET ASSETS
Beginning of period	43,970,041		83,615,939

End of period (including undistributed net investment income of $2,345,686 and $1,633,063, respectively)	$50,123,490		$43,970,041

See	notes to financial statements.

7

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

8

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$49,997,110		$–0	–	$–0	–	$49,997,110
Short-Term Investments	–0	–	103,501		–0	–	103,501
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,007,795		–0	–	–0	–	2,007,795
Total Investments in Securities	52,004,905		103,501		–0	–	52,108,406
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$52,004,905		$103,501		$–0	–	$52,108,406

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair

9

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

10

AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $28,136.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $52,482, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$17,067,303		$16,378,578
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$9,059,499
Gross unrealized depreciation	(433,927)

Net unrealized appreciation	$8,625,572

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2014, the Portfolio had securities on loan with a value of $1,935,017 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $2,007,795. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $3,977 and $338 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$2,192	$12,575	$12,759	$2,008

12

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	543,410		524,528	$6,458,257		$6,706,724
Shares issued in reinvestment of dividends and distributions	–0	–	793,521	–0	–	8,665,250
Shares redeemed	(461,433)		(4,211,856)	(5,476,398)		(48,665,290)

Net increase (decrease)	81,977		(2,893,807)	$981,859		$(33,293,316)

Class B
Shares sold	56,801		173,655	$686,611		$2,176,681
Shares issued in reinvestment of dividends and distributions	–0	–	143,716	–0	–	1,576,563
Shares redeemed	(154,990)		(317,045)	(1,882,462)		(3,918,937)

Net increase (decrease)	(98,189)		326	$(1,195,851)		$(165,693)

NOTE G: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$3,797,777	$1,915,205
Net long-term capital gains	6,444,036	8,436,027

Total taxable distributions paid	$10,241,813	$10,351,232

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,095,200
Undistributed capital gain	9,784,440
Unrealized appreciation/(depreciation)	3,811,732	(a)

Total accumulated earnings/(deficit)	$17,691,372

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net asset value, beginning of period	$11.18		$12.25	$11.58	$12.02	$9.64		$7.86

Income From Investment Operations
Net investment income (a)	.18		.24	.18	.11	.23		.19
Net realized and unrealized gain on investment and foreign currency transactions	1.44		.24	2.21	1.02	2.30		1.98

Net increase in net asset value from operations	1.62		.48	2.39	1.13	2.53		2.17

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.20)	(.15)	(.18)	(.15)		(.23)
Distributions from net realized gain on investment transactions	–0	–	(1.35)	(1.57)	(1.39)	–0	–	(.16)

Total dividends and distributions	–0	–	(1.55)	(1.72)	(1.57)	(.15)		(.39)

Net asset value, end of period	$12.80		$11.18	$12.25	$11.58	$12.02		$9.64

Total Return
Total investment return based on net asset value (b)	14.49%		4.20%	21.19%	9.03%*	26.34%		29.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,207		$31,576	$70,048	$63,093	$66,493		$38,317
Ratio to average net assets of:
Expenses	1.06	%^	.86%	.84%	.88%	.87	%+	1.25%
Net investment income	3.10	%^	1.92%	1.49%	.91%	2.15	%+	2.50%
Portfolio turnover rate	35%		98%	110%	114%	132%		94%

See footnote summary on page 16.

15

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net asset value, beginning of period	$11.22		$12.28	$11.61	$12.05	$9.67		$7.86

Income From Investment Operations
Net investment income (a)	.17		.27	.15	.08	.20		.20
Net realized and unrealized gain on investment and foreign currency transactions	1.44		.18	2.20	1.02	2.31		1.97

Net increase in net asset value from operations	1.61		.45	2.35	1.10	2.51		2.17

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.16)	(.11)	(.15)	(.13)		(.20)
Distributions from net realized gain on investment transactions	–0	–	(1.35)	(1.57)	(1.39)	–0	–	(.16)

Total dividends and distributions	–0	–	(1.51)	(1.68)	(1.54)	(.13)		(.36)

Net asset value, end of period	$12.83		$11.22	$12.28	$11.61	$12.05		$9.67

Total Return
Total investment return based on net asset value (b)	14.35%		3.97%	20.83%	8.75%*	26.05%		29.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,916		$12,394	$13,568	$13,536	$14,479		$12,517
Ratio to average net assets of:
Expenses	1.31	%^	1.15%	1.10%	1.13%	1.13	%+	1.53%
Net investment income	2.84	%^	2.13%	1.19%	.64%	1.89	%+	2.67%
Portfolio turnover rate	35%		98%	110%	114%	132%		94%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2011 by 0.06%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The

17

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index (the “FTSE NAREIT Equity REIT Index”) and the Standard & Poor’s 500 Stock Index (the “S&P Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the indices) the period since inception (January 1997 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio lagged the FTSE NAREIT Equity REIT Index in the 1- and 5-year periods and outperformed it in all other periods. The Portfolio lagged the S&P Index in the 1- and 3-year periods and outperformed it in all other periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance in the one-year period, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 7 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at the same rate but the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

18

AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was the same as the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
Real Estate Investment Portfolio	Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$46.7

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

20

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $55,158 (0.070% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 0.86%	December 31
Class B 1.15%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio4. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$46.7	U.S. REIT Schedule	0.504%	0.550%
		0.55% on first $25m
		0.45% on next $25m
		0.40% the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. (“Global Real Estate Investment Fund, Inc.), a retail mutual fund, which has a somewhat investment style as the Portfolio. Set forth below are the fee schedule of Global Real Estate Investment Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio[7]	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio.8

Fund	Fee[9]
Global Real Estate Securities Portfolio Class A Class I (Institutional)	1.50% 0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

7	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

8	The Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

22

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Real Estate Investment Portfolio	0.550	0.750	3/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Real Estate Investment Portfolio	0.860	0.860	6/11	0.860	8/15

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $34,520 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $72,749 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

23

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2014.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Estate Investment Portfolio
1 year	5.51	6.79	6.79	10/11	15/17
3 year	11.04	9.20	9.39	1/11	1/16
5 year	29.18	28.81	29.00	5/11	8/16
10 year	9.83	8.97	9.30	2/9	4/13

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmarks24. Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	5.51	11.04	29.18	9.83	10.04	24.97	0.44	10
FTSE NAREIT Equity REIT Index[26]	5.98	9.80	29.24	8.81	9.53	25.79	0.40	10
S&P 500 Stock Index	25.37	14.35	23.00	7.16	7.32	N/A	N/A	10
Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

25

VPS-REI-0152-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.30	$5.70	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.14	$5.71	1.14%

Class B
Actual	$1,000	$1,016.90	$6.95	1.39%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.90	$6.95	1.39%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
PolyOne Corp.	$1,339,926	2.0%
Akorn, Inc.	1,141,406	1.7
Kirby Corp.	1,044,537	1.6
Acadia Healthcare Co., Inc.	1,037,719	1.5
IDEX Corp.	1,032,261	1.5
Carlisle Cos., Inc.	1,026,447	1.5
Hexcel Corp.	1,015,383	1.5
Genesee & Wyoming, Inc.—Class A	1,014,510	1.5
United Rentals, Inc.	1,007,503	1.5
Buffalo Wild Wings, Inc.	982,660	1.5

	$10,642,352	15.8%

SECTOR BREAKDOWN**

June 30, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$18,450,841	27.2%
Health Care	15,081,032	22.2
Industrials	13,507,827	19.9
Consumer Discretionary	9,288,927	13.7
Financials	3,745,126	5.5
Energy	3,221,413	4.7
Materials	1,339,926	2.0
Consumer Staples	1,202,063	1.8
Telecommunication Services	608,604	0.9
Short-Term Investments	1,392,864	2.1

Total Investments	$67,838,623	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.5%

INFORMATION TECHNOLOGY–27.3%
COMMUNICATIONS EQUIPMENT–0.0%
Arista Networks, Inc.(a)(b)	437	$27,265

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.9%
Zebra Technologies Corp.–Class A(b)	7,610	626,455

INTERNET SOFTWARE & SERVICES–8.5%
Cornerstone OnDemand, Inc.(b)	6,630	305,113
CoStar Group, Inc.(b)	6,038	955,031
Dealertrack Technologies, Inc.(b)	18,592	842,961
Demandware, Inc.(b)	7,734	536,508
Envestnet, Inc.(b)	14,170	693,196
Pandora Media, Inc.(b)	17,930	528,935
Shutterstock, Inc.(a)(b)	7,695	638,531
Yelp, Inc.(b)	8,231	631,153
Zillow, Inc.–Class A(a)(b)	4,380	626,033

		5,757,461

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.8%
Cavium, Inc.(b)	15,350	762,281
Intersil Corp.–Class A	65,020	972,049
Power Integrations, Inc.	3,622	208,410
Silicon Laboratories, Inc.(b)	19,020	936,735
Spansion, Inc.–Class A(b)	33,630	708,584
Synaptics, Inc.(b)	9,060	821,198
Teradyne, Inc.	43,555	853,678

		5,262,935

SOFTWARE–10.1%
A10 Networks, Inc.(b)	23,683	314,984
Aspen Technology, Inc.(b)	19,942	925,309
Fortinet, Inc.(b)	36,390	914,481
Guidewire Software, Inc.(b)	17,029	692,399
Interactive Intelligence Group, Inc.(b)	9,810	550,635
PTC, Inc.(b)	21,007	815,071
SolarWinds, Inc.(b)	17,450	674,617
SS&C Technologies Holdings, Inc.(b)	5,659	250,241
Tableau Software, Inc.–Class A(b)	9,608	685,339
Ultimate Software Group, Inc. (The)(b)	6,902	953,649

		6,776,725

		18,450,841

HEALTH CARE–22.3%
BIOTECHNOLOGY–5.1%
Cubist Pharmaceuticals, Inc.(b)	9,761	681,513
Intercept Pharmaceuticals, Inc.(b)	557	131,803
Isis Pharmaceuticals, Inc.(b)	8,571	295,271

Karyopharm Therapeutics, Inc.(a)(b)	5,685	$264,637
KYTHERA Biopharmaceuticals, Inc.(a)(b)	6,876	263,832
NPS Pharmaceuticals, Inc.(b)	19,300	637,865
Puma Biotechnology, Inc.(b)	1,773	117,018
Synageva BioPharma Corp.(b)	4,026	421,925
Tekmira Pharmaceuticals Corp.(b)	10,510	137,260
TESARO, Inc.(b)	9,710	302,078
Ultragenyx Pharmaceutical, Inc.(b)	4,202	188,628

		3,441,830

HEALTH CARE EQUIPMENT & SUPPLIES–5.9%
Align Technology, Inc.(b)	12,150	680,886
Cardiovascular Systems, Inc.(b)	12,064	375,914
HeartWare International, Inc.(b)	7,719	683,132
Insulet Corp.(b)	14,480	574,422
K2M Group Holdings, Inc.(b)	20,177	300,234
LDR Holding Corp.(b)	18,224	455,782
Sirona Dental Systems, Inc.(b)	7,854	647,641
Tandem Diabetes Care, Inc.(b)	15,748	256,062

		3,974,073

HEALTH CARE PROVIDERS & SERVICES–4.5%
Acadia Healthcare Co., Inc.(b)	22,807	1,037,719
Mednax, Inc.(b)	9,934	577,662
Premier, Inc.–Class A(b)	16,993	492,797
Team Health Holdings, Inc.(b)	19,609	979,273

		3,087,451

LIFE SCIENCES TOOLS & SERVICES–1.9%
ICON PLC(b)	11,489	541,247
PAREXEL International Corp.(b)	13,810	729,720

		1,270,967

PHARMACEUTICALS–4.9%
Akorn, Inc.(b)	34,328	1,141,406
Aratana Therapeutics, Inc.(b)	16,087	251,118
GW Pharmaceuticals PLC (ADR)(a)(b)	3,829	410,813
Jazz Pharmaceuticals PLC(b)	3,550	521,886
Pacira Pharmaceuticals, Inc./DE(b)	8,660	795,508
Revance Therapeutics, Inc.(b)	5,470	185,980

		3,306,711

		15,081,032

INDUSTRIALS–20.0%
AEROSPACE & DEFENSE–2.0%
Hexcel Corp.(b)	24,826	1,015,383
KEYW Holding Corp. (The)(b)	24,285	305,263

		1,320,646

COMMERCIAL SERVICES & SUPPLIES–0.2%
Interface, Inc.	6,280	118,315

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSTRUCTION & ENGINEERING–1.3%
Dycom Industries, Inc.(b)	28,584	$894,965

INDUSTRIAL CONGLOMERATES–1.5%
Carlisle Cos., Inc.	11,850	1,026,447

MACHINERY–8.4%
Actuant Corp.–Class A	18,360	634,705
Chart Industries, Inc.(b)	9,515	787,271
IDEX Corp.	12,785	1,032,261
Lincoln Electric Holdings, Inc.	12,320	860,922
Middleby Corp. (The)(b)	10,020	828,854
RBC Bearings, Inc.	9,529	610,333
Valmont Industries, Inc.	5,797	880,854

		5,635,200

MARINE–1.5%
Kirby Corp.(b)	8,917	1,044,537

PROFESSIONAL SERVICES–2.1%
TrueBlue, Inc.(b)	34,549	952,516
WageWorks, Inc.(b)	10,230	493,188

		1,445,704

ROAD & RAIL–1.5%
Genesee & Wyoming, Inc.–Class A(b)	9,662	1,014,510

TRADING COMPANIES & DISTRIBUTORS–1.5%
United Rentals, Inc.(b)	9,620	1,007,503

		13,507,827

CONSUMER DISCRETIONARY–13.8%
DISTRIBUTORS–2.4%
LKQ Corp.(b)	27,795	741,848
Pool Corp.	15,410	871,590

		1,613,438

DIVERSIFIED CONSUMER SERVICES–2.1%
Bright Horizons Family Solutions, Inc.(b)	14,310	614,471
Capella Education Co.	14,891	809,922

		1,424,393

HOTELS, RESTAURANTS & LEISURE–2.0%
Buffalo Wild Wings, Inc.(b)	5,930	982,660
Zoe’s Kitchen, Inc.(a)(b)	10,405	357,724

		1,340,384

HOUSEHOLD DURABLES–0.5%
Tempur Sealy International, Inc.(b)	6,020	359,394

INTERNET & CATALOG RETAIL–1.6%
HomeAway, Inc.(b)	15,616	543,749

zulily, Inc.–Class A(a)(b)	13,710	$561,425

		1,105,174

MEDIA–1.2%
National CineMedia, Inc.	44,909	786,357

SPECIALTY RETAIL–4.0%
Cabela’s, Inc.(b)	12,265	765,336
Container Store Group, Inc. (The)(a)(b)	13,442	373,419
Dick’s Sporting Goods, Inc.	8,950	416,712
Five Below, Inc.(b)	24,359	972,167
Lumber Liquidators Holdings, Inc.(b)	1,740	132,153

		2,659,787

		9,288,927

FINANCIALS–5.6%
BANKS–4.5%
City National Corp./CA	6,420	486,379
Iberiabank Corp.	9,768	675,848
Opus Bank(b)	6,517	189,384
Signature Bank/New York NY(b)	6,339	799,855
SVB Financial Group(b)	7,601	886,429

		3,037,895

CAPITAL MARKETS–1.1%
Artisan Partners Asset Management, Inc.–Class A	590	33,441
Stifel Financial Corp.(b)	14,230	673,790

		707,231

		3,745,126

ENERGY–4.8%
ENERGY EQUIPMENT & SERVICES–2.3%
Dril-Quip, Inc.(b)	6,880	751,571
Superior Energy Services, Inc.	21,486	776,504

		1,528,075

OIL, GAS & CONSUMABLE FUELS–2.5%
Laredo Petroleum, Inc.(b)	17,962	556,463
Matador Resources Co.(b)	19,396	567,915
Oasis Petroleum, Inc.(b)	10,180	568,960

		1,693,338

		3,221,413

MATERIALS–2.0%
CHEMICALS–2.0%
PolyOne Corp.	31,797	1,339,926

CONSUMER STAPLES–1.8%
FOOD & STAPLES RETAILING–1.8%
Chefs’ Warehouse, Inc. (The)(b)	22,303	440,930
Sprouts Farmers Market, Inc.(b)	23,262	761,133

		1,202,063

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–0.9%
WIRELESS TELECOMMUNICATION SERVICES–0.9%
RingCentral, Inc.–Class A(b)	40,225	$608,604

Total Common Stocks (cost $49,488,264)		66,445,759

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.0%
TIME DEPOSIT–2.0%
State Street Time Deposit 0.01%, 7/01/14 (cost $1,392,864)	$1,393	1,392,864

Total Investments Before Security Lending Collateral for Securities Loaned–100.5% (cost $50,881,128)		67,838,623

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–4.7%
INVESTMENT COMPANIES–4.7%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $3,180,062)	3,180,062	$3,180,062

TOTAL INVESTMENTS–105.2% (cost $54,061,190)		71,018,685
Other assets less liabilities–(5.2)%		(3,537,418)

NET ASSETS–100.0%		$67,481,267

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $50,881,128)	$67,838,623	(a)
Affiliated issuers (cost $3,180,062—investment of cash collateral for securities loaned)	3,180,062
Cash	5,158
Receivable for investment securities sold	439,064
Receivable for capital stock sold	28,744
Dividends and interest receivable	22,142

Total assets	71,513,793

LIABILITIES
Payable for collateral received on securities loaned	3,163,392
Payable for investment securities purchased	702,275
Advisory fee payable	39,042
Administrative fee payable	29,936
Payable for capital stock redeemed	18,625
Collateral due to Securities Lending Agent	16,670
Distribution fee payable	7,037
Transfer Agent fee payable	302
Accrued expenses	55,247

Total liabilities	4,032,526

NET ASSETS	$67,481,267

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,888
Additional paid-in capital	35,992,870
Accumulated net investment loss	(289,632)
Accumulated net realized gain on investment transactions	14,817,646
Net unrealized appreciation on investments	16,957,495

	$67,481,267

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$30,937,538	1,294,200	$23.90
B	$36,543,729	1,594,020	$22.93

(a)	Includes securities on loan with a value of $3,180,850 (see Note E).

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$115,026
Affiliated issuers	798
Interest	70
Securities lending income	29,841

145,735

EXPENSES
Advisory fee (see Note B)	255,792
Distribution fee—Class B	45,814
Transfer agency—Class A	1,472
Transfer agency—Class B	1,710
Custodian	53,079
Administrative	28,136
Audit	16,715
Legal	14,419
Printing	14,026
Directors’ fees	2,255
Miscellaneous	1,949

Total expenses	435,367

Net investment loss	(289,632)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	6,599,634
Net change in unrealized appreciation/depreciation of investments	(5,343,144)

Net gain on investment transactions	1,256,490

NET INCREASE IN NET ASSETS FROM OPERATIONS	$966,858

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(289,632)		$(683,040)
Net realized gain on investment transactions	6,599,634		9,317,581
Net change in unrealized appreciation/depreciation of investments	(5,343,144)		14,956,858

Net increase in net assets from operations	966,858		23,591,399
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	–0	–	(4,909,967)
Class B	–0	–	(5,425,603)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(5,123,579)		4,452,720

Total increase (decrease)	(4,156,721)		17,708,549
NET ASSETS
Beginning of period	71,637,988		53,929,439

End of period (including accumulated net investment loss of ($289,632) and $0, respectively)	$67,481,267		$71,637,988

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio was closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$66,445,759		$–0	–	$–0	–	$66,445,759
Short-Term Investments	–0	–	1,392,864		–0	–	1,392,864
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,180,062		–0	–	–0	–	3,180,062

Total Investments in Securities	69,625,821		1,392,864		–0	–	71,018,685
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$69,625,821		$1,392,864		$–0	–	$71,018,685

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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AllianceBernstein Variable Products Series Fund

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $28,136.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $43,474, of which $44 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$25,514,420		$30,922,089
U.S. government securities	–0	–	–0	–

12

AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$17,925,296
Gross unrealized depreciation	(967,801)

Net unrealized appreciation	$16,957,495

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2014, the Portfolio had securities on loan with a value of $3,180,850 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $3,180,062. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $29,841 and $798 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$1,764	$14,293	$12,877	$3,180

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	58,933		175,197	$1,420,116		$3,755,689
Shares issued in reinvestment of distributions	–0	–	242,587	–0	–	4,909,967
Shares redeemed	(192,415)		(439,402)	(4,453,554)		(9,575,673)

Net decrease	(133,482)		(21,618)	$(3,033,438)		$(910,017)

Class B
Shares sold	101,513		425,918	$2,300,233		$9,109,480
Shares issued in reinvestment of distributions	–0	–	278,808	–0	–	5,425,603
Shares redeemed	(199,178)		(453,555)	(4,390,374)		(9,172,346)

Net increase (decrease)	(97,665)		251,171	$(2,090,141)		$5,362,737

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

14

AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Net long-term capital gains	$10,335,570	$2,189,914

Total taxable distributions paid	$10,335,570	$2,189,914

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net capital gain	$8,840,040
Unrealized appreciation/(depreciation)	21,678,611	(a)

Total accumulated earnings/(deficit)	$30,518,651

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011		2010		2009
Net asset value, beginning of period	$23.47		$18.96	$17.09	$16.36		$11.95		$8.43

Income From Investment Operations
Net investment loss (a)	(.08)		(.21)	(.12)	(.15)		(.13)		(.13)
Net realized and unrealized gain on investment transactions	.51		8.30	2.69	.88		4.54		3.65

Net increase in net asset value from operations	.43		8.09	2.57	.73		4.41		3.52

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(3.58)	(.70)	–0	–	–0	–	–0	–

Net asset value, end of period	$23.90		$23.47	$18.96	$17.09		$16.36		$11.95

Total Return
Total investment return based on net asset value (b)	1.83	%*	45.66%*	15.02%	4.46	%*	36.90	%*	41.76	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,937		$33,510	$27,479	$29,369		$29,018		$22,876
Ratio to average net assets of:
Expenses	1.14	%^	1.17%	1.18%	1.18%		1.37	%+	1.62%
Net investment loss	(.72	)%^	(.96)%	(.64)%	(.85)%		(1.00	)%+	(1.33)%
Portfolio turnover rate	38%		81%	105%	92%		95%		106%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011		2010		2009
Net asset value, beginning of period	$22.54		$18.36	$16.61	$15.94		$11.67		$8.26

Income From Investment Operations
Net investment loss (a)	(.11)		(.25)	(.16)	(.19)		(.16)		(.15)
Net realized and unrealized gain on investment transactions	.50		8.01	2.61	.86		4.43		3.56

Net increase in net asset value from operations	.39		7.76	2.45	.67		4.27		3.41

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(3.58)	(.70)	–0	–	–0	–	–0	–

Net asset value, end of period	$22.93		$22.54	$18.36	$16.61		$15.94		$11.67

Total Return
Total investment return based on net asset value (b)	1.69	%*	45.33%*	14.73%	4.20	%*	36.59	%*	41.28	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,544		$38,128	$26,450	$29,665		$29,128		$14,796
Ratio to average net assets of:
Expenses	1.39	%^	1.43%	1.43%	1.43%		1.62	%+	1.87%
Net investment loss	(.96	)%^	(1.21)%	(.89)%	(1.11)%		(1.23	)%+	(1.58)%
Portfolio turnover rate	38%		81%	105%	92%		95%		106%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2014 and years ended December 31, 2013, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.01%, 0.23%, 0.09%, 0.05% and 0.28%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

17

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

18

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the Index) the period since inception (August 1996 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3-, 5- and 10-year periods. The Portfolio outperformed the Index in all periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 9.1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates, and that the institutional fee schedule had breakpoints at lower asset levels. Application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate higher than the rate at the same asset level provided in the Portfolio’s Advisory Agreement (including the impact of the expense reimbursement to the Adviser pursuant to the Advisory Agreement). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratio of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they represent the least expense way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

19

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s very small asset base of approximately $71 million impacted the Portfolio’s expense ratio. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
Small Cap Growth Portfolio	Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$70.6

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $57,354 (0.091% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.17% Class B 1.43%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$70.6	Small Cap Growth Schedule 1.00% on first $50m 0.85% on the next $50m 0.75% on the balance Minimum account size $25m	0.956%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio (“Cap Fund, Inc.—Small Cap Growth Portfolio”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Cap Fund, Inc.—Small Cap Growth Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small-Cap Growth Portfolio[7]	Cap Fund, Inc.—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2014 net assets.

Portfolio		Sub-Advised Fund Fee Schedule	Effective Sub-Adv. Fee	Portfolio Adv. Fee
Small Cap Growth Portfolio	Client #1[8],[9]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

	Client #2	0.55% of average daily net assets	0.550%	0.750%

	Client #3	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.618%	0.750%

	Client #4	0.45% of average daily net assets	0.450%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fee of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

8	The client is an affiliate of the Adviser.

9	Assets are aggregated with other accounts of the client for purposes of calculating the investment advisory fee.

23

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Small Cap Growth Portfolio	0.750	0.900	1/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small Cap Growth Portfolio	1.175	0.990	13/13	0.956	38/38

Based on this analysis, the Portfolio has a more favorable ranking on contractual management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $79,463 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $171,169 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

25

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2014.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small Cap Growth Portfolio
1 year	47.54	37.40	35.43	2/13	2/43
3 year	20.48	16.07	15.71	2/13	2/40
5 year	33.21	28.14	27.65	1/13	1/37
10 year	11.18	9.83	9.86	1/9	2/30

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	47.54	20.48	33.21	11.18	7.49	20.76	0.53	10
Russell 2000 Growth Index	37.06	15.98	28.05	9.19	7.00	19.31	0.50	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

VPS-SCG-0152-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,084.30	$4.19	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.78	$4.06	0.81%

Class B
Actual	$1,000	$1,083.10	$5.47	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.54	$5.31	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Office Depot, Inc.	$10,563,542	1.5%
Aspen Insurance Holdings Ltd.	10,115,034	1.5
Lam Research Corp.	9,953,182	1.5
Tenneco, Inc.	9,944,352	1.5
Lear Corp.	9,908,268	1.4
Rosetta Resources, Inc.	9,864,224	1.4
Dana Holding Corp.	9,786,803	1.4
Arrow Electronics, Inc.	9,786,420	1.4
Vishay Intertechnology, Inc.	9,730,973	1.4
American Financial Group, Inc./OH	9,571,292	1.4

	$99,224,090	14.4%

SECTOR BREAKDOWN**

June 30, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$195,580,432	28.8%
Information Technology	139,673,157	20.6
Consumer Discretionary	112,465,026	16.6
Industrials	79,012,028	11.7
Utilities	42,012,750	6.2
Materials	35,470,895	5.2
Energy	31,816,413	4.7
Health Care	22,889,261	3.4
Consumer Staples	9,066,238	1.3
Short-Term Investments	9,991,215	1.5

Total Investments	$677,977,415	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.2%
FINANCIALS–28.5%
BANKS–8.8%
Associated Banc-Corp	333,080	$6,022,086
Comerica, Inc.	179,310	8,994,190
First Niagara Financial Group, Inc.	596,090	5,209,827
Huntington Bancshares, Inc./OH	874,310	8,340,917
PacWest Bancorp	116,838	5,043,896
Popular, Inc.(a)	251,060	8,581,231
Susquehanna Bancshares, Inc.	417,174	4,405,357
Webster Financial Corp.	174,140	5,492,376
Zions Bancorporation	284,400	8,381,268

		60,471,148

CAPITAL MARKETS–0.9%
E*Trade Financial Corp.(a)	296,260	6,298,488

INSURANCE–9.8%
American Financial Group, Inc./OH	160,700	9,571,292
Aspen Insurance Holdings Ltd.	222,700	10,115,034
Assurant, Inc.	94,480	6,193,164
CNO Financial Group, Inc.	415,340	7,393,052
Genworth Financial, Inc.–Class A(a)	533,570	9,284,118
PartnerRe Ltd.	75,760	8,273,749
Unum Group	216,360	7,520,674
Validus Holdings Ltd.	229,212	8,765,067

		67,116,150

REAL ESTATE INVESTMENT TRUSTS (REITs)–8.9%
BioMed Realty Trust, Inc.	236,180	5,155,809
Camden Property Trust	76,390	5,435,149
DDR Corp.	445,880	7,860,864
DiamondRock Hospitality Co.	613,310	7,862,634
LTC Properties, Inc.	203,440	7,942,298
Medical Properties Trust, Inc.	603,010	7,983,852
Mid-America Apartment Communities, Inc.	87,670	6,404,294
Parkway Properties, Inc./MD	359,830	7,430,489
STAG Industrial, Inc.	195,950	4,704,760

		60,780,149

THRIFTS & MORTGAGE FINANCE–0.1%
Essent Group Ltd.(a)	45,520	914,497

		195,580,432

INFORMATION TECHNOLOGY–20.3%
COMMUNICATIONS EQUIPMENT–2.0%
Brocade Communications Systems, Inc.	582,870	5,362,404
Harris Corp.	107,620	8,152,215

		13,514,619

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–9.3%
Anixter International, Inc.	59,760	$5,980,183
Arrow Electronics, Inc.(a)	162,000	9,786,420
Avnet, Inc.	207,550	9,196,541
CDW Corp./DE	288,810	9,207,263
Insight Enterprises, Inc.(a)	215,334	6,619,367
Jabil Circuit, Inc.	436,850	9,130,165
TTM Technologies, Inc.(a)	551,922	4,525,760
Vishay Intertechnology, Inc.	628,210	9,730,973

		64,176,672

IT SERVICES–3.3%
Amdocs Ltd.	168,860	7,823,284
Booz Allen Hamilton Holding Corp.	189,080	4,016,059
Convergys Corp.	202,870	4,349,533
Genpact Ltd.(a)	372,190	6,524,491

		22,713,367

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.4%
Entegris, Inc.(a)	482,130	6,626,877
Lam Research Corp.	147,280	9,953,182
Teradyne, Inc.	364,190	7,138,124

		23,718,183

SOFTWARE–1.4%
Electronic Arts, Inc.(a)	259,810	9,319,385

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.9%
NCR Corp.(a)	177,570	6,230,931

		139,673,157

CONSUMER DISCRETIONARY–16.4%
AUTO COMPONENTS–5.7%
Dana Holding Corp.	400,770	9,786,803
Lear Corp.	110,930	9,908,268
Tenneco, Inc.(a)	151,360	9,944,352
TRW Automotive Holdings Corp.(a)	102,820	9,204,446

		38,843,869

AUTOMOBILES–0.8%
Thor Industries, Inc.	96,840	5,507,291

HOTELS, RESTAURANTS & LEISURE–1.8%
Bloomin’ Brands, Inc.(a)	292,289	6,556,043
DineEquity, Inc.	70,678	5,618,194

		12,174,237

HOUSEHOLD DURABLE–3.1%
Helen of Troy Ltd.(a)	102,720	6,227,914
Meritage Homes Corp.(a)	197,400	8,332,254
PulteGroup, Inc.	348,140	7,018,502

		21,578,670

3

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MEDIA–1.3%
Gannett Co., Inc.	274,767	$8,602,955

SPECIALTY RETAIL–3.7%
Brown Shoe Co., Inc.	29,539	845,111
Children’s Place, Inc. (The)	149,459	7,417,650
GameStop Corp.–Class A	171,280	6,931,701
Office Depot, Inc.(a)	1,856,510	10,563,542

		25,758,004

		112,465,026

INDUSTRIALS–11.5%
AEROSPACE & DEFENSE–0.7%
Spirit Aerosystems Holdings, Inc.–Class A(a)	149,590	5,041,183

CONSTRUCTION & ENGINEERING–3.6%
AECOM Technology Corp.(a)	195,690	6,301,218
Granite Construction, Inc.	126,520	4,552,189
Tutor Perini Corp.(a)	248,358	7,882,883
URS Corp.	127,340	5,838,539

		24,574,829

ELECTRICAL EQUIPMENT–1.0%
General Cable Corp.	253,710	6,510,199

MACHINERY–2.9%
ITT Corp.	139,826	6,725,630
Kennametal, Inc.	132,960	6,153,389
Terex Corp.	178,650	7,342,515

		20,221,534

ROAD & RAIL–2.4%
Con-way, Inc.	156,740	7,901,263
Ryder System, Inc.	99,910	8,801,072

		16,702,335

TRADING COMPANIES & DISTRIBUTORS–0.9%
WESCO International, Inc.(a)	69,020	5,961,948

		79,012,028

UTILITIES–6.1%
ELECTRIC UTILITIES–2.6%
PNM Resources, Inc.	304,510	8,931,278
Westar Energy, Inc.	235,435	8,991,263

		17,922,541

GAS UTILITIES–3.5%
Atmos Energy Corp.	143,510	7,663,434
Southwest Gas Corp.	143,620	7,581,700
UGI Corp.	175,150	8,845,075

		24,090,209

		42,012,750

MATERIALS–5.2%
CHEMICALS–1.4%
A Schulman, Inc.	19,091	$738,822
Huntsman Corp.	314,850	8,847,285

		9,586,107

CONTAINERS & PACKAGING–2.0%
Avery Dennison Corp.	136,930	7,017,662
Graphic Packaging Holding Co.(a)	586,370	6,860,529

		13,878,191

METALS & MINING–1.8%
Commercial Metals Co.	217,610	3,766,829
Steel Dynamics, Inc.	459,040	8,239,768

		12,006,597

		35,470,895

ENERGY–4.6%
OIL, GAS & CONSUMABLE FUELS–4.6%
Bill Barrett Corp.(a)	333,560	8,932,737
Cimarex Energy Co.	31,540	4,524,728
Rosetta Resources, Inc.(a)	179,840	9,864,224
Stone Energy Corp.(a)	181,550	8,494,724

		31,816,413

HEALTH CARE–3.3%
BIOTECHNOLOGY–0.4%
Theravance, Inc.(a)(b)	98,480	2,932,735

HEALTH CARE PROVIDERS & SERVICES–2.9%
Health Net, Inc./CA(a)	117,710	4,889,673
LifePoint Hospitals, Inc.(a)	127,145	7,895,705
Molina Healthcare, Inc.(a)	160,680	7,171,148

		19,956,526

		22,889,261

CONSUMER STAPLES–1.3%
FOOD PRODUCTS–1.3%
Dean Foods Co.	515,420	9,066,238

Total Common Stocks (cost $514,404,325)		667,986,200

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.4%
TIME DEPOSIT–1.4%
State Street Time Deposit 0.01%, 7/01/14 (cost $9,991,215)	$9,991	9,991,215

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned–98.6% (cost $524,395,540)		$677,977,415

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.5%
INVESTMENT COMPANIES–0.5%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $3,377,580)	3,377,580	3,377,580

TOTAL INVESTMENTS–99.1% (cost $527,773,120)		681,354,995
Other assets less liabilities–0.9%		5,927,767

NET ASSETS–100.0%		$687,282,762

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

5

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $524,395,540)	$677,977,415	(a)
Affiliated issuers (cost $3,377,580—investment of cash collateral for securities loaned)	3,377,580
Receivable for investment securities sold	12,792,190
Dividends and interest receivable	950,190
Receivable for capital stock sold	127,325

Total assets	695,224,700

LIABILITIES
Payable for investment securities purchased	3,622,926
Payable for collateral received on securities loaned	3,377,580
Advisory fee payable	413,574
Payable for capital stock redeemed	330,042
Distribution fee payable	93,070
Administrative fee payable	29,797
Transfer Agent fee payable	206
Accrued expenses	74,743

Total liabilities	7,941,938

NET ASSETS	$687,282,762

COMPOSITION OF NET ASSETS
Capital stock, at par	$27,837
Additional paid-in capital	393,980,235
Undistributed net investment income	6,587,022
Accumulated net realized gain on investment transactions	133,105,793
Net unrealized appreciation on investments	153,581,875

	$687,282,762

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$216,250,126	8,713,337	$24.82
B	$471,032,636	19,123,575	$24.63

(a)	Includes securities on loan with a value of $3,271,035 (see Note E).

See notes to financial statements.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$6,041,664
Affiliated issuers	1,661
Interest	310
Securities lending income	29,794

6,073,429

EXPENSES
Advisory fee (see Note B)	2,531,860
Distribution fee—Class B	571,735
Transfer agency—Class A	1,329
Transfer agency—Class B	2,791
Custodian	68,248
Printing	52,694
Administrative	27,998
Legal	20,725
Audit	16,799
Directors’ fees	2,242
Miscellaneous	6,802

Total expenses	3,303,223

Net investment income	2,770,206

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	59,849,724
Net change in unrealized appreciation/depreciation of investments	(7,977,655)

Net gain on investment transactions	51,872,069

NET INCREASE IN NET ASSETS FROM OPERATIONS	$54,642,275

See notes to financial statements.

7

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,770,206		$3,572,380
Net realized gain on investment transactions	59,849,724		76,474,917
Net change in unrealized appreciation/depreciation of investments	(7,977,655)		108,998,800

Net increase in net assets from operations	54,642,275		189,046,097
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,173,072)
Class B	–0	–	(1,768,157)
Net realized gain on investment transactions
Class A	–0	–	(10,888,972)
Class B	–0	–	(24,158,193)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(57,182,909)		34,149,805

Total increase (decrease)	(2,540,634)		185,207,508
NET ASSETS
Beginning of period	689,823,396		504,615,888

End of period (including undistributed net investment income of $6,587,022 and $3,816,816, respectively)	$687,282,762		$689,823,396

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

9

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$667,986,200		$–0	–	$–0	–	$667,986,200
Short-Term Investments	–0	–	9,991,215		–0	–	9,991,215
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,377,580		–0	–	–0	–	3,377,580

Total Investments in Securities	671,363,780		9,991,215		–0	–	681,354,995
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$671,363,780		$9,991,215		$–0	–	$681,354,995

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair

10

AllianceBernstein Variable Products Series Fund

value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2014, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $27,998.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $462,925, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$150,994,708		$218,982,694
U.S. government securities	–0	–	–0	–

12

AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$161,802,897
Gross unrealized depreciation	(8,221,022)

Net unrealized appreciation	$153,581,875

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2014, the Portfolio had securities on loan with a value of $3,271,035 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $3,377,580. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $29,794 and $1,661 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$9,820	$58,522	$64,964	$3,378

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	669,955		2,218,096	$15,415,003		$45,752,106
Shares issued in reinvestment of dividends and distributions	–0	–	588,680	–0	–	12,062,044
Shares redeemed	(1,444,233)		(2,193,629)	(34,527,625)		(44,891,426)

Net increase (decrease)	(774,278)		613,147	$(19,112,622)		$12,922,724

Class B
Shares sold	910,699		4,088,375	$20,947,342		$85,041,955
Shares issued in reinvestment of dividends and distributions	–0	–	1,272,146	–0	–	25,926,350
Shares redeemed	(2,570,853)		(4,364,028)	(59,017,629)		(89,741,224)

Net increase (decrease)	(1,660,154)		996,493	$(38,070,287)		$21,227,081

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

14

AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$15,132,800	$1,817,886
Net long-term capital gains	22,855,594	15,675,383

Total taxable distributions	$37,988,394	$17,493,269

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,162,841
Undistributed net capital gain	64,149,087
Unrealized appreciation/(depreciation)	159,320,488	(a)

Total accumulated earnings/(deficit)	$238,632,416

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.89	$17.67	$15.46	$16.95	$13.41	$9.92

Income From Investment Operations
Net investment income (a)	.12	.16	.13	.09	.08	.08
Net realized and unrealized gain (loss) on investment transactions	1.81	6.41	2.72	(1.50)	3.52	4.01

Net increase (decrease) in net asset value from operations	1.93	6.57	2.85	(1.41)	3.60	4.09

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.13)	(.10)	(.08)	(.06)	(.12)
Distributions from net realized gain on investment transactions	–0	–	(1.22)	(.54)	–0	–	–0	–	(.48)

Total dividends and distributions	–0	–	(1.35)	(.64)	(.08)	(.06)	(.60)

Net asset value, end of period	$24.82	$22.89	$17.67	$15.46	$16.95	$13.41

Total Return
Total investment return based on net asset value (b)	8.43%	38.06	%*	18.75%	(8.39)%	26.91%	42.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$216,250	$217,146	$156,832	$151,754	$174,068	$134,291
Ratio to average net assets of:
Expenses	.81	%^	.81%	.82%	.83%	.84	%+	.87%
Net investment income	1.00	%^	.77%	.75%	.56%	.56	%+	.70%
Portfolio turnover rate	22%	56%	50%	70%	54%	58%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.74	$17.58	$15.38	$16.87	$13.36	$9.87

Income From Investment Operations
Net investment income (a)	.08	.11	.08	.05	.05	.05
Net realized and unrealized gain (loss) on investment transactions	1.81	6.36	2.71	(1.50)	3.50	4.01

Net increase (decrease) in net asset value from operations	1.89	6.47	2.79	(1.45)	3.55	4.06

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.09)	(.05)	(.04)	(.04)	(.09)
Distributions from net realized gain on investment transactions	–0	–	(1.22)	(.54)	–0	–	–0	–	(.48)

Total dividends and distributions	–0	–	(1.31)	(.59)	(.04)	(.04)	(.57)

Net asset value, end of period	$24.63	$22.74	$17.58	$15.38	$16.87	$13.36

Total Return
Total investment return based on net asset value (b)	8.31%	37.63	%*	18.47%	(8.62)%	26.59%	42.66%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$471,033	$472,677	$347,784	$324,145	$378,436	$264,635
Ratio to average net assets of:
Expenses	1.06	%^	1.06%	1.07%	1.08%	1.09	%+	1.12%
Net investment income	.74	%^	.51%	.51%	.31%	.31	%+	.42%
Portfolio turnover rate	22%	56%	50%	70%	54%	58%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2013 by 0.01%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

17

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

18

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the indices) the period since inception (May 2001 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Russell 2500 Value Index in all periods except in the 3-year period. It outperformed the Russell 2500 Index in all periods except in the 1- and 3-year periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

19

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
Small/Mid Cap Value Portfolio	Specialty	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$691.8

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $55,161 (0.009% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20%	0.81%	December 31
	Class B 1.45%	1.06%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$691.8	Small & Mid Cap Value Schedule 0.95% on first $25m 0.75% on the next $25m 0.65% on the next $50m 0.55% on the balance Minimum account size $25m	0.579%	0.750%

The Adviser also manages AllianceBernstein Trust, Inc.—Discovery Value Fund (“Discovery Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Discovery Value Fund, and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Discovery Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2014 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Client #1	0.50% on the first $250 million 0.40% on the balance	0.468%	0.750%

	Client #2	0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.575%	0.750%

	Client #3	0.61% on the first $150 million 0.50% on the balance	0.524%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different feel level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

23

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Small/Mid Cap Value Portfolio	0.750	0.801	4/10

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small/Mid Cap Value Portfolio	0.814	0.870	3/10	0.880	5/15

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

11

Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund

12	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $1,036,624 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $2,374,250 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

25

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2014.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small/Mid Cap Value Portfolio
1 year	27.86	26.99	26.99	4/10	8/22
3 year	12.83	13.31	13.27	6/10	12/21
5 year	28.43	25.95	27.30	2/10	6/20
10 year	9.62	9.75	9.69	5/7	7/12

14

The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	27.86	12.83	28.43	9.62	11.19	20.09	0.48	10
Russell 2500 Value Index	25.52	13.98	26.57	8.95	10.02	18.46	0.47	10
Russell 2500 Index	29.97	14.94	27.63	9.53	9.33	N/A	N/A	N/A
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 22, 2014.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

VPS-SMCV-0152-0614

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

June 30, 2014

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,071.70	$3.96	0.77%
Hypothetical (5% annual return before expenses)*	$1,000	$1,020.98	$3.86	0.77%

Class B
Actual	$1,000	$1,070.20	$5.24	1.02%
Hypothetical (5% annual return before expenses)*	$1,000	$1,019.74	$5.11	1.02%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Pfizer, Inc.	$4,781,448	3.8%
Exxon Mobil Corp.	4,480,260	3.5
Johnson & Johnson	3,609,390	2.8
Bank of America Corp.	3,575,062	2.8
Wells Fargo & Co.	3,221,928	2.5
Hewlett-Packard Co.	3,112,032	2.4
Hess Corp.	2,867,810	2.3
Citigroup, Inc.	2,811,870	2.2
AT&T, Inc.	2,489,344	2.0
Occidental Petroleum Corp.	2,483,646	2.0

	$33,432,790	26.3%

SECTOR BREAKDOWN**

June 30, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$34,999,892	28.1%
Consumer Discretionary	16,670,001	13.4
Energy	16,567,525	13.3
Health Care	16,328,020	13.1
Information Technology	14,580,197	11.7
Utilities	6,770,930	5.5
Industrials	6,746,586	5.4
Telecommunication Services	3,474,349	2.8
Consumer Staples	3,115,997	2.5
Materials	2,656,514	2.1
Short-Term Investments	2,536,262	2.1

Total Investments	$124,446,273	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.8%

FINANCIALS–27.5%
BANKS–10.5%
Bank of America Corp.	232,600	$3,575,062
Citigroup, Inc.	59,700	2,811,870
Comerica, Inc.	16,000	802,560
Fifth Third Bancorp	19,800	422,730
JPMorgan Chase & Co.	37,200	2,143,464
Regions Financial Corp.	36,700	389,754
Wells Fargo & Co.	61,300	3,221,928

		13,367,368

CAPITAL MARKETS–0.5%
Goldman Sachs Group, Inc. (The)	1,000	167,440
State Street Corp.	7,300	490,998

		658,438

CONSUMER FINANCE–3.7%
Capital One Financial Corp.	25,700	2,122,820
Discover Financial Services	27,300	1,692,054
SLM Corp.	111,200	924,072

		4,738,946

DIVERSIFIED FINANCIAL SERVICES–1.6%
Berkshire Hathaway, Inc.– Class B(a)	8,100	1,025,136
Voya Financial, Inc.	28,800	1,046,592

		2,071,728

INSURANCE–11.2%
Allstate Corp. (The)	18,100	1,062,832
American Financial Group, Inc./OH	21,900	1,304,364
American International Group, Inc.	44,200	2,412,436
Aon PLC	16,000	1,441,440
Assurant, Inc.	15,300	1,002,915
Chubb Corp. (The)	13,800	1,271,946
Genworth Financial, Inc.– Class A(a)	60,700	1,056,180
Lincoln National Corp.	43,600	2,242,784
PartnerRe Ltd.	13,900	1,518,019
Travelers Cos., Inc. (The)	7,600	714,932
Unum Group	3,900	135,564

		14,163,412

		34,999,892

CONSUMER DISCRETIONARY–13.1%
AUTO COMPONENTS–3.5%
Dana Holding Corp.	40,700	993,894
Lear Corp.	7,300	652,036
Magna International, Inc. (New York)–Class A	15,700	1,691,675
TRW Automotive Holdings Corp.(a)	12,500	1,119,000

		4,456,605

AUTOMOBILES–1.5%
Ford Motor Co.	107,200	$1,848,128

HOUSEHOLD DURABLES–0.7%
PulteGroup, Inc.	46,200	931,392

MEDIA–2.3%
Gannett Co., Inc.	9,200	288,052
Liberty Global PLC–Series C(a)	31,700	1,341,227
Time Warner, Inc.	2,200	154,550
Twenty-First Century Fox, Inc–Class A	33,700	1,184,555

		2,968,384

MULTILINE RETAIL–1.1%
Macy’s, Inc.	23,800	1,380,876

SPECIALTY RETAIL–4.0%
Foot Locker, Inc.	20,600	1,044,832
GameStop Corp.–Class A	33,500	1,355,745
Gap, Inc. (The)	8,500	353,345
Office Depot, Inc.(a)	190,100	1,081,669
TJX Cos., Inc. (The)	23,500	1,249,025

		5,084,616

		16,670,001

ENERGY–13.0%
ENERGY EQUIPMENT & SERVICES–1.8%
Halliburton Co.	22,400	1,590,624
Nabors Industries Ltd.	25,100	737,187

		2,327,811

OIL, GAS & CONSUMABLE FUELS–11.2%
Chesapeake Energy Corp.	8,500	264,180
Chevron Corp.	15,700	2,049,635
Exxon Mobil Corp.	44,500	4,480,260
Hess Corp.	29,000	2,867,810
Occidental Petroleum Corp.	24,200	2,483,646
Phillips 66	1,495	120,243
Valero Energy Corp.	39,400	1,973,940

		14,239,714

		16,567,525

HEALTH CARE–12.8%
BIOTECHNOLOGY–0.2%
Theravance, Inc.(a)(b)	8,400	250,152

HEALTH CARE EQUIPMENT & SUPPLIES–1.9%
Medtronic, Inc.	37,100	2,365,496

HEALTH CARE PROVIDERS & SERVICES–2.1%
Aetna, Inc.	19,000	1,540,520
UnitedHealth Group, Inc.	8,500	694,875
WellPoint, Inc.	4,400	473,484

		2,708,879

3

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

PHARMACEUTICALS–8.6%
GlaxoSmithKline PLC (Sponsored ADR)	23,000	$1,230,040
Johnson & Johnson	34,500	3,609,390
Merck & Co., Inc.	23,900	1,382,615
Pfizer, Inc.	161,100	4,781,448

		11,003,493

		16,328,020

INFORMATION TECHNOLOGY–11.5%
COMMUNICATIONS EQUIPMENT–2.3%
Brocade Communications Systems, Inc.	109,800	1,010,160
Cisco Systems, Inc.	22,000	546,700
Harris Corp.	18,300	1,386,225

		2,943,085

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
Arrow Electronics, Inc.(a)	14,900	900,109

IT SERVICES–2.0%
Booz Allen Hamilton Holding Corp.	14,300	303,732
Western Union Co. (The)–Class W	38,200	662,388
Xerox Corp.	131,200	1,632,128

		2,598,248

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.2%
Applied Materials, Inc.	47,300	1,066,615
Intel Corp.	25,500	787,950
Micron Technology, Inc.(a)	28,600	942,370

		2,796,935

SOFTWARE–1.8%
Electronic Arts, Inc.(a)	42,400	1,520,888
Microsoft Corp.	17,000	708,900

		2,229,788

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.5%
Hewlett-Packard Co.	92,400	3,112,032

		14,580,197

UTILITIES–5.3%
ELECTRIC UTILITIES–1.6%
Edison International	35,600	2,068,716

GAS UTILITIES–2.2%
Atmos Energy Corp.	32,000	1,708,800
UGI Corp.	21,100	1,065,550

		2,774,350

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.9%
Calpine Corp.(a)	46,000	$1,095,260

MULTI-UTILITIES–0.6%
CenterPoint Energy, Inc.	32,600	832,604

		6,770,930

INDUSTRIALS–5.3%
AEROSPACE & DEFENSE–0.6%
Northrop Grumman Corp.	6,700	801,521

AIRLINES–0.6%
Delta Air Lines, Inc.	19,900	770,528

CONSTRUCTION & ENGINEERING–0.3%
URS Corp.	7,800	357,630

INDUSTRIAL CONGLOMERATES–1.4%
General Electric Co.	66,400	1,744,992

MACHINERY–2.4%
Caterpillar, Inc.	10,000	1,086,700
Dover Corp.	11,500	1,045,925
ITT Corp.	14,300	687,830
Parker Hannifin Corp.	2,000	251,460

		3,071,915

		6,746,586

TELECOMMUNICATION SERVICES–2.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.9%
AT&T, Inc.	70,400	2,489,344

WIRELESS TELECOMMUNICATION SERVICES–0.8%
Vodafone Group PLC (Sponsored ADR)	29,500	985,005

		3,474,349

CONSUMER STAPLES–2.5%
FOOD & STAPLES RETAILING–1.9%
CVS Caremark Corp.	15,100	1,138,087
Kroger Co. (The)	26,500	1,309,895

		2,447,982

HOUSEHOLD PRODUCTS–0.6%
Procter & Gamble Co. (The)	8,500	668,015

		3,115,997

MATERIALS–2.1%
CHEMICALS–2.1%
CF Industries Holdings, Inc.	725	174,384
Eastman Chemical Co.	11,200	978,320

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

LyondellBasell Industries NV–Class A	15,400	$1,503,810

		2,656,514

Total Common Stocks (cost $89,393,798)		121,910,011

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.0%
TIME DEPOSIT–2.0%
State Street Time Deposit 0.01%, 7/01/14 (cost $2,536,262)	$2,536	2,536,262

Total Investments Before Security Lending Collateral for Securities Loaned–97.8% (cost $91,930,060)		124,446,273

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.2%
INVESTMENT COMPANIES–0.2%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $258,300)	258,300	$258,300

TOTAL INVESTMENTS–98.0% (cost $92,188,360)		124,704,573
Other assets less liabilities–2.0%		2,490,819

NET ASSETS–100.0%		$127,195,392

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $91,930,060)	$124,446,273	(a)
Affiliated issuers (cost $258,300—investment of cash collateral for securities loaned)	258,300
Receivable for investment securities sold	4,249,549
Dividends and interest receivable	182,973
Receivable for capital stock sold	11,020

Total assets	129,148,115

LIABILITIES
Payable for investment securities purchased	1,416,270
Payable for collateral received on securities loaned	258,300
Payable for capital stock redeemed	110,369
Advisory fee payable	55,856
Administrative fee payable	29,936
Distribution fee payable	24,928
Transfer Agent fee payable	211
Accrued expenses	56,853

Total liabilities	1,952,723

NET ASSETS	$127,195,392

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,426
Additional paid-in capital	125,220,745
Undistributed net investment income	3,210,076
Accumulated net realized loss on investment and foreign currency transactions	(33,760,068)
Net unrealized appreciation on investments	32,516,213

	$127,195,392

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$2,326,196	152,599	$15.24
B	$124,869,196	8,273,376	$15.09

(a)	Includes securities on loan with a value of $250,152 (see Note E).

See notes to financial statements.

6

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $6,958)	$1,913,146
Affiliated issuers	56
Interest	74
Securities lending income	1,913

1,915,189

EXPENSES
Advisory fee (see Note B)	347,446
Distribution fee—Class B	155,173
Transfer agency—Class A	52
Transfer agency—Class B	2,948
Custodian	40,015
Printing	29,518
Administrative	28,136
Audit	16,744
Legal	15,923
Directors’ fees	2,255
Miscellaneous	3,071

Total expenses	641,281

Net investment income	1,273,908

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	10,825,507
Net change in unrealized appreciation/depreciation of investments	(3,539,256)

Net gain on investment transactions	7,286,251

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,560,159

See notes to financial statements.

7

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,273,908		$1,944,369
Net realized gain on investment and foreign currency transactions	10,825,507		26,346,896
Net change in unrealized appreciation/depreciation of investments	(3,539,256)		19,276,766

Net increase in net assets from operations	8,560,159		47,568,031
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(44,293)
Class B	–0	–	(2,863,346)
CAPITAL STOCK TRANSACTIONS
Net decrease	(15,841,127)		(69,636,711)

Total decrease	(7,280,968)		(24,976,319)
NET ASSETS
Beginning of period	134,476,360		159,452,679

End of period (including undistributed net investment income of $3,210,076 and $1,936,168, respectively)	$127,195,392		$134,476,360

See notes to financial statements.

8

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

9

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$121,910,011		$–0	–	$–0	–	$121,910,011
Short-Term Investments	–0	–	2,536,262		–0	–	2,536,262
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	258,300		–0	–	–0	–	258,300

Total Investments in Securities	122,168,311		2,536,262		–0	–	124,704,573
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$122,168,311		$2,536,262		$–0	–	$124,704,573

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

10

AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2014, there were no expenses waived by the Adviser.
Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $28,136.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $55,389, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$22,863,017		$42,531,367
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$33,156,511
Gross unrealized depreciation	(640,298)

Net unrealized appreciation	$32,516,213

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

12

AllianceBernstein Variable Products Series Fund

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2014, the Portfolio had securities on loan with a value of $250,152 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $258,300. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $1,913 and $56 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$0	$3,433	$3,175	$258

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class A
Shares sold	3,259		23,224	$46,988		$286,557
Shares issued in reinvestment of dividends	–0	–	3,455	–0	–	44,293
Shares redeemed	(5,726)		(15,732)	(82,682)		(196,764)

Net increase (decrease)	(2,467)		10,947	$(35,694)		$134,086

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	SHARES			AMOUNT
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Class B
Shares sold	135,183		405,430	$1,925,773		$5,020,795
Shares issued in reinvestment of dividends	–0	–	225,106	–0	–	2,863,346
Shares redeemed	(1,245,355)		(6,229,165)	(17,731,206)		(77,654,938)

Net decrease	(1,110,172)		(5,598,629)	$(15,805,433)		$(69,770,797)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$2,907,639	$2,821,624

Total taxable distributions paid	$2,907,639	$2,821,624

14

AllianceBernstein Variable Products Series Fund

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,936,168
Accumulated capital and other losses	(44,241,624	)(a)
Unrealized appreciation/(depreciation)	35,711,518	(b)

Total accumulated earnings/(deficit)	$(6,593,938)

(a)	On December 31, 2013, the Portfolio had a net capital loss carryforward of $44,241,624. During the fiscal year, the Portfolio utilized $26,246,267 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $44,241,624 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 44,241,624	n/a	2017

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net asset value, beginning of period	$14.22		$10.63	$9.37	$9.84	$8.97		$7.67

Income From Investment Operations
Net investment income (a)	.16		.19	.20	.17	.12		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.86		3.70	1.26	(.50)	.93		1.41

Net increase (decrease) in net asset value from operations	1.02		3.89	1.46	(.33)	1.05		1.57

Less: Dividends
Dividends from net investment income	–0	–	(.30)	(.20)	(.14)	(.18)		(.27)

Net asset value, end of period	$15.24		$14.22	$10.63	$9.37	$9.84		$8.97

Total Return
Total investment return based on net asset value (b)	7.17	%*	36.85%*	15.73%	(3.50)%	11.81	%*	21.12%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,326		$2,205	$1,533	$1,517	$1,707		$1,594
Ratio to average net assets of:
Expenses	.77	%^	.73%	.72%	.71%	.71	%+	.70%
Net investment income	2.25	%^	1.51%	1.98%	1.78%	1.37	%+	2.09%
Portfolio turnover rate	18%		44%	40%	62%	73%		64%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013	2012	2011	2010		2009
Net asset value, beginning of period	$14.10		$10.54	$9.28	$9.75	$8.90		$7.59

Income From Investment Operations
Net investment income (a)	.14		.16	.17	.15	.10		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85		3.66	1.26	(.50)	.91		1.41

Net increase (decrease) in net asset value from operations	.99		3.82	1.43	(.35)	1.01		1.55

Less: Dividends
Dividends from net investment income	–0	–	(.26)	(.17)	(.12)	(.16)		(.24)

Net asset value, end of period	$15.09		$14.10	$10.54	$9.28	$9.75		$8.90

Total Return
Total investment return based on net asset value (b)	7.02	%*	36.49%*	15.54%	(3.78)%	11.42	%*	21.04%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$124,869		$132,271	$157,920	$175,183	$212,522		$213,827
Ratio to average net assets of:
Expenses	1.02	%^	.98%	.97%	.96%	.96	%+	.95%
Net investment income	2.01	%^	1.28%	1.72%	1.51%	1.12	%+	1.84%
Portfolio turnover rate	18%		44%	40%	62%	73%		64%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2014 and years ended December 31, 2013, December 31, 2010 and December 31, 2009 by 0.01%, 0.07%, 0.01% and 0.02%, respectively.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

17

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Value Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

18

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014 and (in the case of comparisons with the Index) the period since inception (July 2002 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 1-year period and lagged it in all other periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 3.6 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

19

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/14 ($MIL)
Value Portfolio	Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$128.2

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $55,163 (0.036% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20% Class B 1.45%	0.73% 0.98%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Value Portfolio	$128.2	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.446%	0.550%

The Adviser also manages AllianceBernstein Trust, Inc.—Value Fund (“Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Value Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Value Portfolio	Value Fund	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fees and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2014 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Value Portfolio	Client # 1[7]	0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.448%	0.550%

	Client #2[7]	0.30% of the average daily net assets	0.300%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The client is an affiliate of the Adviser.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

23

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Value Portfolio	0.550	0.743	1/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Portfolio	0.730	0.775	3/12	0.763	14/33

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $374,964 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $895,802 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2013.

25

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors17. The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2014.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Value Portfolio
1 year	27.39	24.40	23.64	3/12	9/50
3 year	12.92	12.70	12.91	4/11	22/44
5 year	21.89	21.81	21.89	5/10	21/42
10 year	4.98	6.78	6.86	8/9	29/30

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown23

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Value Portfolio	27.39	12.92	21.89	4.98	7.88	16.33	0.28	10
Russell 1000 Value Index	23.44	14.05	23.18	7.24	9.70	15.52	0.42	10
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

VPS-VAL-0512-0614

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: August 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: August 12, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: August 12, 2014